                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

                                                               File No. 33-41034
                                                               File No. 811-6324

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933              / X /

     Pre-Effective Amendment No.  _____
                                                                     /   /

     Post-Effective Amendment No.  32                                / X /


                                       AND

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     / X /

                                Amendment No. 32


                  DELAWARE GROUP GLOBAL AND INTERNATIONAL FUNDS
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


            2005 Market Street, Philadelphia, Pennsylvania        19103-7094
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices)           (Zip Code)


    Registrant's Telephone Number, including Area Code:    (800) 523-1918
                                                           --------------

      Richelle S. Maestro, 2005 Market Street, Philadelphia, PA 19103-7094
--------------------------------------------------------------------------------
                     (Name and Address of Agent for Service)

            Approximate Date of Public Offering:    March 30, 2005
                                                    --------------

It is proposed that this filing will become effective:

          __X__   immediately upon filing pursuant to paragraph (b)

          _____   on (date) pursuant to paragraph (b)

          _____   60 days after filing pursuant to paragraph (a)(1)

          _____   on (date) pursuant to paragraph (a)(1)

          _____   75 days after filing pursuant to paragraph (a)(2)

          _____   on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                              -- C O N T E N T S --


     This Post-Effective Amendment No. 32 to Registration File No. 33-41034 includes the following:


               1. Facing Page

               2. Contents Page

               3. Part A - Prospectuses

               4. Part B - Statement of Additional Information

               5. Part C - Other Information

               6. Signatures

INTERNATIONAL                                 [LOGO OF DELAWARE INVESTMENTS(SM)]



PROSPECTUS     MARCH 30, 2005


--------------------------------------------------------------------------------
               DELAWARE INTERNATIONAL VALUE EQUITY FUND
               CLASS A o CLASS B o CLASS C o CLASS R
               DELAWARE EMERGING MARKETS FUND
               CLASS A o CLASS B o CLASS C o CLASS R
               DELAWARE INTERNATIONAL SMALL CAP VALUE FUND
               CLASS A o CLASS B o CLASS C o CLASS R


               THE SECURITIES AND EXCHANGE COMMISSION HAS
               NOT APPROVED OR DISAPPROVED THESE SECURITIES
               OR PASSED UPON THE ACCURACY OF THIS
               PROSPECTUS, AND ANY REPRESENTATION TO THE
               CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS


             FUND PROFILES                                              page 2
             Delaware International Value Equity Fund                        2
             Delaware Emerging Markets Fund                                  5
             Delaware International Small Cap Value Fund                     8

             HOW THE FUNDS ARE MANAGED                                 page 11
             Investment strategies                                          11
             The securities the Funds typically invest in                   13
             The risks of investing in the Funds                            16
             Disclosure of portfolio holdings information                   20

             WHO MANAGES THE FUNDS                                     page 21
             Investment managers                                            21
             Portfolio managers                                             22
             Who's who?                                                     23

             ABOUT YOUR ACCOUNT                                        page 24
             Investing in the Funds                                         24
               Choosing a share class                                       24
               Dealer compensation                                          26
             How to reduce your sales charge                                27
             How to buy shares                                              28
             Fair valuation                                                 29
             Retirement plans                                               29
             How to redeem shares                                           30
             Account minimums                                               31
             Special services                                               32
             Frequent trading of Fund shares                                33
             Dividends, distributions and taxes                             35
             Other investment policies and risk considerations              35
             Certain management considerations                              37

             FINANCIAL HIGHLIGHTS                                      page 38

             GLOSSARY                                                  page 44

PROFILE: DELAWARE INTERNATIONAL VALUE EQUITY FUND

WHAT IS THE FUND'S GOAL?

        Delaware International Value Equity Fund seeks long-term growth without undue risk to principal. Although the Fund will strive to meet its goal, there is no assurance that it will.

WHO SHOULD INVEST IN THE FUND

        o   Investors with long-term financial goals.

        o   Investors looking for exposure to foreign investments.

        o Investors willing to accept the risks involved with foreign investments, which are not ordinarily associated with domestic investments, such as currency, political and economic risks.

WHO SHOULD NOT INVEST IN THE FUND

        o   Investors with short-term financial goals.

        o   Investors seeking an investment in domestic securities.

        o Investors unwilling to accept the additional risks associated with foreign investment, such as currency, political and economic risks.


WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES? The Fund invests primarily in equity securities that provide the potential for capital appreciation and income. At least 65% of the Fund's total assets will invest in equity securities of issuers from foreign countries. An issuer is considered to be from the country where it is located, where the majority of its assets are located or where it generates the majority of its operating income. The Fund may invest more than 25% of its total assets in the securities of issuers located in the same country.


Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities (the "80% Policy").

In selecting investments for the Fund,


o The Fund's portfolio managers strive to identify well managed companies that are undervalued based on such factors as assets, earnings, dividends or growth potential.

o In order to compare the value of different stocks, the Fund's portfolio managers consider whether the future dividends on a stock are expected to increase faster than, slower than, or in line with the level of inflation. The Fund's portfolio managers then estimate what they think the value of those anticipated future dividends would be worth if those dividends were being paid today. The Fund's portfolio managers believe this gives them an estimate of the stock's true value. The Fund's portfolio managers also evaluate other value characteristics, such as relative price-to-earnings, book-to-price, and cash flow-to-price ratios.

o The Fund's portfolio managers generally prefer to purchase securities in countries where the currency is undervalued or fair-valued compared to other countries because they believe these securities may offer greater return potential. The Fund's portfolio managers attempt to determine whether a particular currency is overvalued or undervalued by comparing the amount of goods and services that a dollar will buy in the United States to the amount of foreign currency required to buy the same amount of goods and services in another country. When the dollar buys less, the foreign currency may be overvalued, and when the dollar buys more, the foreign currency may be undervalued.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. This Fund will be affected primarily by declines in stock prices, which can be caused by a drop in foreign stock markets or poor performance in specific industries or companies. Because the Fund invests in international securities in both established and developing countries, it will be affected by international investment risks related to currency valuations, political instability, economic instability, and generally more lax accounting and regulatory standards.


For a more complete discussion of risk, please see "The risks of investing in the Funds" on page 16.


The Fund's 80% Policy described above may be changed without shareholder approval. However, shareholders would be given at least 60 days notice prior to any such change. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial advisor to determine whether it is an appropriate choice for you.

HOW HAS DELAWARE INTERNATIONAL VALUE EQUITY FUND PERFORMED?

THIS BAR CHART AND TABLE can help you evaluate the risks of investing in the Fund. We show how returns for the Fund's Class A shares have varied over the past ten calendar years as well as the average annual returns of all shares for the one-year, five-year, ten-year and lifetime periods, as applicable. The Fund's past performance is not necessarily an indication of how it will perform in the future. The returns reflect expense caps, if any, in effect during the periods. The returns would be lower without the caps. There is no longer a cap in place for this Fund.

YEAR-BY-YEAR TOTAL RETURN (Class A)


1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
----     ----     ----     ----     ----     ----     ----     ----     ----     ----
11.52%  20.23%    4.26%    9.03%   13.78%   -1.20%   -12.71%  -10.77%  39.97%   20.25%

During the periods illustrated in this bar chart, Class A's highest quarterly return was 21.98% for the quarter ended June 30, 2003 and its lowest quarterly return was -19.30% for the quarter ended September 30, 2002.

The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the total returns in the previous paragraph or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual returns shown in the table on page 3 do include the sales charge.


AVERAGE ANNUAL RETURNS for periods ending 12/31/04


                                                                                   10 YEARS OR
                                                          1 YEAR       5 YEARS      LIFETIME**
                                                       -----------   -----------   -----------
Class A return before taxes                                  13.30%         4.07%         7.79%
Class A return after taxes on distributions                  13.27%         3.11%         6.79%
Class A return after taxes on distributions and
 sale of Fund shares                                          9.10%         3.13%         6.31%
Class B return before taxes*                                 15.43%         4.20%         7.83%
Class C return before taxes*                                 18.46%         4.58%         7.60%
Class R return before taxes                                  19.97%          N/A         29.05%
Morgan Stanley Capital International EAFE Index
 (reflects no deduction for fees,
 expenses, or taxes)                                         20.70%        -0.80%         5.94%***


The Fund's returns are compared to the performance of the Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) Index. You should remember that unlike the Fund, the index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling and holding securities. Maximum sales charges are included in the Fund returns shown immediately above.

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Fund's lifetime and do not reflect the impact of state and local taxes. The after-tax rate used is based on the current tax characterization of the elements of the fund's returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.


  * Total returns assume redemption of shares at end of period. Lifetime returns for Class B shares reflect conversion to Class A shares after 8 years. If shares were not redeemed, the returns for Class B would be 19.43%, 4.58% and 7.83%, respectively, for the one-year, five-year and ten-year periods. Returns for Class C would be 19.46%, 4.58% and 7.60%, respectively, for the one-year, five-year and lifetime periods.

 ** Inception dates for Class A, Class B, Class C and Class R shares of the
    Delaware International Value Equity Fund were October 31, 1991, September 6, 1994, November 29, 1995 and June 2, 2003, respectively. The Morgan Stanley Capital International EAFE Index return shown is for the Class A 10 year period. The index returns for Class C and Class R lifetime periods was 5.75% and 32.73%, respectively.

*** The Morgan Stanley Capital International EAFE Index reports returns on a monthly basis. This figure reflects the return from November 30, 1995 through December 31, 2004 for Class C shares and June 30, 2003 through December 31, 2004 for Class R shares.

WHAT ARE DELAWARE INTERNATIONAL VALUE EQUITY FUND'S FEES AND EXPENSES?

SALES CHARGES are fees paid directly from your investments when you buy or sell shares of the Fund. You do not pay sales charges when you buy or sell Class R shares.

ANNUAL FUND OPERATING EXPENSES are deducted from the Fund's assets.



CLASS                                                    A           B           C           R
--------------------------------------------------   --------    --------    --------    --------
Maximum sales charge (load) imposed on
 purchases as a percentage of offering price             5.75%       none        none        none
Maximum contingent deferred sales charge
 (load) as a percentage of original purchase
 price or redemption price, whichever is lower           none(1)     4.00%(2)    1.00%(3)    none
Maximum sales charge (load) imposed on
 reinvested dividends                                    none        none        none        none
Redemption fees                                          none        none        none        none
Exchange fees(4)                                         none        none        none        none
---------------------------------------------------------------------------------------------------
Management fees                                          0.85%       0.85%       0.85%       0.85%
Distribution and service (12b-1) fees(5)                 0.30%       1.00%       1.00%       0.60%
Other expenses(6)                                        0.36%       0.36%       0.36%       0.36%
Total operating expenses                                 1.51%       2.21%       2.21%       1.81%

THIS EXAMPLE is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(7) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.



CLASS(8)                       A           B            B            C             C            R
-------------------------   --------   --------   -------------   --------   -------------   --------
                                                  (if redeemed)              (if redeemed)
1 year                      $    720   $    224   $         624   $    224   $         324   $    184
3 years                     $  1,025   $    691   $         966   $    691   $         691   $    569
5 years                     $  1,351   $  1,185   $       1,410   $  1,185   $       1,185   $    980
10 years                    $  2,273   $  2,367   $       2,367   $  2,544   $       2,544   $  2,127


(1) A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial advisor who is paid a commission, a CDSC will apply on redemptions made within two years of purchase. Additional Class A purchase options that involve a CDSC may be permitted from time to time and will be disclosed in the Prospectus if they are available.

(2) If you redeem Class B shares during the first year after you buy them, you will pay a CDSC of 4.00%, which declines to 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year and 0% thereafter.

(3) Class C shares redeemed within one year of purchase are subject to a 1.00% CDSC.

(4) Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.


(5) Class A shares are subject to a 12b-1 fee of 0.30% of average daily net assets and Class B and Class C shares are each subject to a 12b-1 fee of 1.00% of average daily net assets. Class R shares are subject to a 12b-1 fee of 0.60% of average daily net assets. The Fund's distributor has contracted to waive the Class A shares 12b-1 fee through March 31, 2006 to no more than 0.25% of average daily net assets.

(6) Other expenses have been restated to reflect an expected decrease in other expenses in the current fiscal year due to a reduction in transfer agency costs associated with servicing retirement accounts.

(7) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example assumes that the Fund's total operating expenses remain unchanged in each of the periods we show.

(8) The Class B example reflects the conversion of Class B shares to Class A shares after approximately eight years. Information for the ninth and tenth years reflects expenses of the Class A shares.

PROFILE: DELAWARE EMERGING MARKETS FUND

WHAT IS THE FUND'S GOAL?

        Delaware Emerging Markets Fund seeks long-term capital appreciation. Although the Fund will strive to meet its goal, there is no assurance that it will.

WHO SHOULD INVEST IN THE FUND

        o   Investors with long-term financial goals.

        o   Investors looking for exposure to foreign investments.

        o Investors willing to accept the risks involved with foreign investments, which are not ordinarily associated with domestic investments, such as currency, political and economic risks.

WHO SHOULD NOT INVEST IN THE FUND

        o   Investors with short-term financial goals.

        o   Investors seeking an investment in domestic securities.

        o Investors unwilling to accept the additional risks associated with foreign investment, such as currency, political and economic risks.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES? The Fund invests primarily in equity securities of issuers from emerging foreign countries. Under normal market conditions, at least 65% of the Fund's total assets will be invested in equity securities of issuers from countries whose economies are considered to be emerging or developing.


The Fund may invest up to 35% of its net assets in fixed-income securities issued by companies in emerging countries or by foreign governments, their agents, instrumentalities or political sub-divisions. The Fund may invest in fixed-income securities that are denominated in the currencies of emerging market countries. All of these may be high-yield, high risk fixed-income securities. The Fund may invest more than 25% of its total assets in the securities of issuers located in the same country.


Under normal circumstances, at least 80% of the Fund's net assets will be in investments of emerging market issuers (the "80% Policy").

In selecting investments for the Fund,


o The Fund's portfolio managers strive to identify well managed companies that are undervalued based on such factors as assets, earnings, dividends or growth potential.

o In order to compare the value of different stocks, we consider whether the future dividends on a stock are expected to increase faster than, slower than, or in line with the level of inflation. The Fund's portfolio managers then estimate what they think the value of those anticipated future dividends would be worth if those dividends were being paid today. The Fund's portfolio managers believe this gives them an estimate of the stock's true value. Because the Fund invests primarily in emerging countries, there may be less information available for the Fund's portfolio managers to use in making this analysis than is available for more developed countries.

o Currency analysis is an important part of the valuation exercise. The Fund's portfolio managers attempt to determine whether a particular currency is overvalued or undervalued by comparing the amount of goods and services that a dollar will buy in the United States to the amount of foreign currency required to buy the same amount of goods and services in another country. When the dollar buys less, the foreign currency may be overvalued, and when the dollar buys more, the foreign currency may be undervalued.


WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. These fluctuations can be even more pronounced for funds like Delaware Emerging Markets Fund, which invests in emerging countries. This Fund will be affected primarily by declines in stock prices, which can be caused by a drop in foreign stock markets or poor performance in specific industries or companies. The value of the Fund's investments and, therefore, the price of the Fund's shares may be more volatile than investments in more developed markets. Because the Fund invests in international securities, it will be affected by international investment risks related to currency valuations, political instability, economic instability, or generally more lax accounting and regulatory standards.

High-yield, high risk foreign fixed-income securities are subject to substantial risks, particularly during periods of economic downturns or rising interest rates.

The Fund is considered "non-diversified" under federal laws that regulate mutual funds. This means the Fund may allocate more of its net assets to investments in single securities than a "diversified" fund. Thus, all else being equal, adverse effects on a single security may affect a larger portion of the Fund's overall assets and subject the Fund to greater risks.


For a more complete discussion of risk, please see "The risks of investing in the Funds" on page 16.


The Fund's 80% Policy described above may be changed without shareholder approval. However, shareholders would be given at least 60 days notice prior to any such change.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial advisor to determine whether it is an appropriate choice for you.

HOW HAS DELAWARE EMERGING MARKETS FUND PERFORMED?


THIS BAR CHART AND TABLE can help you evaluate the risks of investing in the Fund. We show how returns for the Fund's Class A shares have varied over the past eight calendar years as well as the average annual returns of all shares for the one-year, five-year and lifetime periods, as applicable. Currently, financial information is not provided for Class R shares of the Delaware Emerging Markets Fund since the class has not yet commenced operations. The Fund's past performance is not necessarily an indication of how it will perform in the future. The returns reflect expense caps in effect during the periods. The returns would be lower without the expense caps. Please see footnote 6 on page 7 for additional information about the expense caps.


YEAR-BY-YEAR TOTAL (Class A)



 1997     1998     1999     2000     2001     2002     2003     2004
 ----     ----     ----     ----     ----     ----     ----     ----
 1.33%  -36.40%   54.48%  -24.36%     5.02%    3.54%  64.41%   32.28%

During the periods illustrated in this bar chart, Class A's highest quarterly return was 25.52% for the quarter ended June 30, 1999 and its lowest quarterly return was -26.03% for the quarter ended June 30, 1998.

The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the total returns in the previous paragraph or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual returns in the table shown on page 6 do include the sales charge.


AVERAGE ANNUAL RETURNS for periods ending 12/31/04


                                                         1 YEAR       5 YEARS    LIFETIME**
                                                       ----------   ----------   ----------
Class A return before taxes                                 24.63%       11.01%        6.39%
Class A return after taxes on distributions                 24.10%       10.48%        5.65%
Class A return after taxes on distributions and
 sale of Fund shares                                        16.84%        9.32%        5.10%
Class B return before taxes*                                27.29%       11.21%        6.41%
Class C return before taxes*                                30.44%       11.51%        6.36%
Morgan Stanley Capital International EMF Index
 (reflects no deduction for fees,
 expenses, or taxes)                                        25.95%        4.62%        3.31%


The Fund's returns are compared to the performance of the Morgan Stanley Capital International EMF (Emerging Markets Free) Index. You should remember that unlike the Fund, the index is unmanaged and doesn't reflect the costs of operating a mutual fund, such as the costs of buying, selling and holding securities. Maximum sales charges are included in the Fund returns shown immediately above.

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Fund's lifetime and do not reflect the impact of state and local taxes. The after-tax rate used is based on the current tax characterization of the elements of the fund's returns (e.g., qualified vs.non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.


  * Total returns assume redemption of shares at end of period. Lifetime returns for Class B shares reflect conversion to Class A shares after 8 years. If shares were not redeemed, the returns for Class B would be 31.29%, 11.50% and 6.41%, respectively, for the one-year, five-year and lifetime periods. Returns for Class C would be 31.44%, 11.51% and 6.36%, respectively, for the one-year, five-year and lifetime periods.

 ** The inception date for Class A, Class B and Class C shares of the Delaware
    Emerging Markets Fund was June 10, 1996. The Morgan Stanley Capital International Emerging Markets Free Index return shown is for the Class A, Class B and Class C lifetime periods. The Morgan Stanley Capital International EMF Index reports returns on a monthly basis. This figure reflects the returns from June 30, 1996 through December 31, 2004.

WHAT ARE DELAWARE EMERGING MARKETS FUND'S FEES AND EXPENSES?

SALES CHARGES are fees paid directly from your investments when you buy or sell shares of the Fund.

ANNUAL FUND OPERATING EXPENSES are deducted from the Fund's assets.



CLASS                                                    A            B           C           R
--------------------------------------------------   --------     --------    --------    --------
Maximum sales charge (load) imposed on
 purchases as a percentage of offering price             5.75%        none        none        none
Maximum contingent deferred sales charge
 (load) as a percentage of original purchase
 price or redemption price, whichever is lower           none(1)      4.00%(2)    1.00%(3)    none
Maximum sales charge (load) imposed on
 reinvested dividends                                    none         none        none        none
Redemption fees                                          none         none        none        none
Exchange fees(4)                                         none         none        none        none
----------------------------------------------------------------------------------------------------
Management fees                                          1.25%        1.25%       1.25%       1.25%
Distribution and service (12b-1) fees                    0.30%        1.00%       1.00%       0.60%
Other expenses(5)                                        0.54%        0.54%       0.54%       0.54%
Total annual fund operating expenses                     2.09%        2.79%       2.79%       2.39%
Fee waivers and payments(6)                             (0.05%)        N/A         N/A         N/A
Net expenses                                             2.04%        2.79%       2.79%       2.39%



THIS EXAMPLE is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(7) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

CLASS(8)                        A          B            B             C            C             R
-------------------------   --------   --------   -------------   --------   -------------   --------
                                                  (if redeemed)              (if redeemed)
1 year                      $    770   $    282   $         682   $    282   $         382   $    242
3 years                     $  1,188   $    865   $       1,140   $    865   $         865   $    745
5 years                     $  1,630   $  1,474   $       1,699   $  1,474   $       1,474   $  1,275
10 years                    $  2,853   $  2,952   $       2,952   $  3,119   $       3,119   $  2,726


(1) A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial advisor who is paid a commission, a CDSC will apply on redemptions made within two years of purchase. Additional Class A purchase options that involve a CDSC may be permitted from time to time and will be disclosed in the Prospectus if they are available.

(2) If you redeem Class B shares during the first year after you buy them, you will pay a CDSC of 4.00%, which declines to 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year and 0% thereafter.

(3) Class C shares redeemed within one year of purchase are subject to a 1.00% CDSC.

(4) Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.


(5) Other expenses have been restated to reflect an expected decrease in other expenses in the current fiscal year due to a reduction in transfer agency costs associated with servicing retirement accounts.

(6) Class A shares are subject to a 12b-1 fee of 0.30% of average daily net assets and Class B and Class C shares are each subject to a 12b-1 fee of 1.00% of average daily net assets. Class R shares are subject to a 12b-1 fee of 0.60% of average daily net assets. The Fund's distributor has contracted to waive the Class A shares 12b-1 fee through March 31, 2006 to no more than 0.25% of average daily net assets.


(7) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the net operating expenses with investment management expense and distribution waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.

(8) The Class B example reflects the conversion of Class B shares to Class A shares after approximately eight years. Information for the ninth and tenth years reflects expenses of the Class A shares.

PROFILE: DELAWARE INTERNATIONAL SMALL CAP VALUE FUND

WHAT IS THE FUND'S GOAL?

        Delaware International Small Cap Value Fund seeks long-term capital appreciation. Although, the Fund will strive to meet its goal, there is no assurance that it will.

WHO SHOULD INVEST IN THE FUND

        o   Investors with long-term financial goals.

        o   Investors looking for exposure to foreign investments.

        o Investors willing to accept the risks involved with foreign investments, which are not ordinarily associated with domestic investments, such as currency, political and economic risks.

WHO SHOULD NOT INVEST IN THE FUND

        o   Investors with short-term financial goals.

        o   Investors seeking an investment in domestic securities.

        o Investors unwilling to accept the additional risks associated with foreign investment, such as currency, political and economic risks.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES? Delaware International Small Cap Value Fund seeks to achieve its objective by investing primarily in smaller non-U.S. companies, which may include companies located or operating in established or emerging countries. Under normal circumstances, at least 65% of the Fund's total assets will be invested in equity securities of companies organized or having a majority of their assets in or deriving a majority of their operating income in countries outside of the United States. The market capitalization of the companies in which the Fund intends to invest primarily will typically be $2.5 billion or less (at the time of purchase). More than 25% of the Fund's total assets may be invested in the securities of issuers located in the same country.

Under normal circumstances, at least 80% of the Fund's net assets will be in investments of small capitalization companies (the "80% Policy"). The Fund will invest primarily in issuers located outside the United States.


The Fund focuses on smaller companies in developed global equity markets outside the United States. The Fund's portfolio managers seek to identify dominant macro and macro economic trends within the relevant markets and to find companies which they believe should benefit from these trends. From that universe of companies, the Fund's portfolio managers seek to purchase attractively valued stocks in smaller capitalization companies which have the fundamental characteristics to support growth. In doing so, the Fund's portfolio managers also consider the financial strength of the companies and their industries.


The Fund may invest up to 15% of its net assets in high-yield, high risk foreign fixed-income securities.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's investments. This Fund will be affected primarily by declines in stock prices which can be caused by a drop in the stock market or poor performance in specific industries or companies. Investments in smaller capitalization securities tend to be more volatile than investments in larger capitalization securities. Investments in foreign securities whether equity or fixed-income, involve special risks including those related to currency fluctuations, as well as to political, economic and social situations different from and potentially more volatile than those in the U.S. In addition, the accounting, tax and financial reporting standards of foreign countries are different from and may be less reliable or comprehensive than those relating to U.S. issuers. High-yield, high risk foreign fixed-income securities that the Fund may invest in are subject to substantial risks, particularly during periods of economic downturns or rising interest rates.


For a more complete discussion of risk, please see "The risks of investing in the Fund" on page 16.


The Fund's 80% Policy described above may be changed without shareholder approval. However, shareholders would be given at least 60 days notice prior to any such change.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial advisor to determine whether it is an appropriate choice for you.

HOW HAS DELAWARE INTERNATIONAL SMALL CAP VALUE FUND PERFORMED?

THIS BAR CHART AND TABLE can help you evaluate the risks of investing in the Fund. We show how the returns for the Fund's Class A shares have varied for the past seven calendar years, as well as the average annual returns for these shares for the one-year, five-year and lifetime periods, if applicable. Currently, financial information is not provided for Class R shares of the Delaware International Small Cap Value Fund since the class has not yet commenced operations. The Fund's past performance is not necessarily an indication of how it will perform in the future. The returns reflect expense caps in effect during the periods. The returns would be lower without the expense caps. Please see footnotes 6 and 7 on page 10 for additional information about the expense caps.

YEAR-BY-YEAR TOTAL RETURN (Class A)

    1998     1999     2000     2001     2002     2003     2004
    ----     ----     ----     ----     ----     ----     ----
    5.83%   23.20%   -2.66%    -5.91%  -13.42%  46.72%   26.13%

During the periods illustrated in this bar chart, the Class A's highest quarterly return was 22.39% for the quarter ended June 30, 2003 and its lowest quarterly return was -18.73% for the quarter ended September 30, 2002.

The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the total returns in the previous paragraph or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual returns in the table below do include the sales charge.

AVERAGE ANNUAL RETURNS for periods ending 12/31/04

                                                         1 YEAR        5 YEARS     LIFETIME**
                                                       ----------    ----------    ----------
Class A return before taxes                                 18.83%         6.71%         8.88%
Class A return after taxes on distributions                 18.21%         5.76%         7.28%
Class A return after taxes on distributions and
 sale of Fund shares                                        13.47%         5.32%         6.86%
Class B return before taxes*                                21.13%          N/A         17.04%
Class C return before taxes*                                24.25%          N/A         17.56%
Morgan Stanley EAFE Index
 (reflects no deduction
 for fees, expenses, or taxes)                              20.70%        -0.80%         5.67%**
Citigroup World ex-U.S. EMI
 (reflects no deduction for fees,
 expenses, or taxes)                                        25.71%         4.29%         7.26%



The Fund's returns are compared to the performance of the Morgan Stanley EAFE (Europe, Australasia, Far East) index and the Citigroup World ex-U.S. EMI (Extended Market Index). The MSCI EAFE Index consists primarily of larger stocks from developed foreign countries. The Citigroup World ex-U.S. EMI consists primarily of smaller stocks from developed foreign countries. You should remember that unlike the Fund, each index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling and holding securities. Maximum sales charges are included in the Fund's returns shown immediately above.

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Fund's lifetime and do not reflect the impact of state and local taxes. The after-tax rate used is based on the current tax characterization of the elements of the fund's returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.

  * Total returns assume redemption of shares at end of period. If shares were not redeemed, the returns for Class B would be 25.13% and 17.52%, respectively, for the one-year and lifetime periods. Returns for Class C would be 25.25% and 17.56%, respectively, for the one-year and lifetime periods.

 ** Inception dates for Class A, Class B and Class C shares of Delaware
    International Small Cap Value Fund were December 19, 1997, September 28, 2001 and September 28, 2001, respectively. The Morgan Stanley Capital International EAFE Index return shown is for the Class A lifetime period. The index returns for Class B and Class C lifetime periods was 13.65% and 13.65% respectively. The Citigroup World ex-U.S. EMI return shown is for the Class A lifetime period. The index return for Class B and Class C lifetime period was 20.54%. The Morgan Stanley Capital International EAFE Index and Citigroup World ex-U.S. EMI report returns on a monthly basis. This figure reflects the return for Class A shares from December 31, 1997 through December 31, 2004 and the return for Class B and Class C shares from September 30, 2001 through December 31, 2004.

WHAT ARE THE FUND'S FEES AND EXPENSES?

SALES CHARGES are fees paid directly from your investments when you buy or sell shares of the Fund. You do not pay sales charges when you buy or sell Class R shares.

ANNUAL FUND OPERATING EXPENSES are deducted from the Fund's assets.


CLASS                                                    A            B            C            R
--------------------------------------------------   --------     --------     --------     --------
Maximum sales charge (load) imposed on
 purchases as a percentage of offering price             5.75%        none         none         none
Maximum contingent deferred sales charge
 (load) as a percentage of original purchase
 price or redemption price, whichever is lower           none(1)      4.00%(2)     1.00%(3)     none
Maximum sales charge (load) imposed on
 reinvested dividends                                    none         none         none         none
Redemption fees                                          none         none         none         none
Exchange fees(4)                                         none         none         none         none
-------------------------------------------------------------------------------------------------------
Management fees                                          1.25%        1.25%        1.25%        1.25%
Distribution and service (12b-1) fees                    0.30%        1.00%        1.00%        0.60%
Other expenses(5)                                        0.62%        0.62%        0.62%        0.62%
Total annual fund operating expenses                     2.17%        2.87%        2.87%        2.47%
Fee waivers and payments(6/7)                           (0.24%)      (0.19%)      (0.19%)      (0.19%)
Net expenses                                             1.93%        2.68%        2.68%        2.28%


THIS EXAMPLE is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(8) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

CLASS(9)                       A          B             B            C             C            R
-------------------------   --------   --------   -------------   --------   -------------   --------
                                                  (if redeemed)
1 year                      $    760   $    271   $         671   $    271   $         371   $    231
3 years                     $  1,193   $    871   $       1,146   $    871   $         871   $    751
5 years                     $  1,652   $  1,497   $       1,722   $  1,497   $       1,497   $  1,298
10 years                    $  2,917   $  3,016   $       3,016   $  3,181   $       3,181   $  2,792


(1) A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial advisor who is paid a commission, a CDSC will apply to redemptions made within two years of purchase. Additional Class A purchase options that involve a CDSC may be permitted from time to time and will be disclosed in the Prospectus if they are available.

(2) If you redeem Class B shares during the first year after you buy them, you will pay a CDSC of 4.00%, which declines to 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year and 0% thereafter.

(3) Class C shares redeemed within one year of purchase are subject to a 1.00% CDSC.

(4) Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.


(5) Other expenses have been restated to reflect an expected decrease in other expenses in the current fiscal year due to a reduction in transfer agency costs associated with servicing retirement accounts.

(6) Class A shares are subject to a 12b-1 fee of 0.30% of average daily net assets and Class B and Class C shares are each subject to a 12b-1 fee of 1.00% of average daily net assets. Class R shares are subject to a 12b-1 fee of 0.60% of average daily net assets. The Fund's distributor has contracted to limit the Class A shares 12b-1 fee through March 31, 2006 to no more than 0.25% of average daily net assets.

(7) The investment manager has contracted to waive fees and pay expenses through March 31, 2006, in order to prevent total operating expenses (excluding any 12b-1 fees, taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 1.68% of average daily net assets.

(8) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the net operating expenses with investment management expense waivers for the one-year contractual period and the total operating expenses without expense and distribution waivers for years two through ten.

(9) The Class B example reflects the conversion of Class B shares to Class A shares after approximately eight years. Information for the ninth and tenth years reflects expenses of the Class A shares.

HOW THE FUNDS ARE MANAGED

INVESTMENT STRATEGIES

The Fund's portfolio managers research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that they think are the best investments for a particular Fund. The following are descriptions of how the portfolio managers pursue the Funds' investment goals.

The Funds' portfolio managers take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

Each Fund's investment objective is non-fundamental. This means the Board of Trustees may change the objective without obtaining shareholder approval. If an objective were changed, the Fund would notify shareholders before the change became effective.


DELAWARE INTERNATIONAL VALUE EQUITY FUND


Delaware International Value Equity Fund seeks long-term growth without undue risk to principal. The Fund's portfolio managers invest primarily in equity securities, including common or ordinary stocks, which provide the potential for capital appreciation and income. The Fund's portfolio managers' strategy would commonly be described as a value strategy. That is, the Fund's portfolio managers strive to purchase stocks that are selling for less than what they believe their value is. In order to determine what they believe a security's value is, they evaluate its future income potential, taking into account the impact both currency fluctuations and inflation might have on that income stream. The Fund's portfolio managers then analyze what that income would be worth if paid today. That helps them decide what they think the security is worth today. The Fund's portfolio managers then compare their determination of the security's value to its current price to determine if it is a good value.

The Fund's portfolio managers use income as an indicator of value because they believe it allows them to compare securities across different sectors and different countries--all using one measurement standard. The Fund's portfolio managers can even use this analysis to compare stocks to bonds. The Fund's portfolio managers also evaluate other traditional value characteristics.

The Fund's portfolio managers may purchase securities in any foreign country, developed or emerging; however, they currently anticipate investing in Australia, Belgium, Finland, France, Germany, Hong Kong, Italy, Japan, the Netherlands, New Zealand, Republic of Korea, Singapore, South Africa, Spain, Taiwan and the United Kingdom. This is a representative list; the Fund may also invest in countries not listed here.

The Fund's portfolios managers generally maintain a long-term focus in the Fund, seeking companies that they believe will perform well over the next three to five years.


DELAWARE EMERGING MARKETS FUND

Delaware Emerging Markets Fund seeks long-term capital appreciation. The Fund may invest in a broad range of equity securities, including common or ordinary stocks. Our primary emphasis will be on the stocks of companies considered to be from an emerging country.


The Fund's portfolio managers consider an "emerging country" to be any country that is:


o generally recognized to be an emerging or developing country by the international financial community, including the World Bank and the International Finance Corporation; or

o   classified by the United Nations as developing; or

o included in the International Finance Corporation Free Index or the Morgan Stanley Capital International Emerging Markets Free Index.


Developing or emerging countries include almost every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western and Northern Europe. A representative list of the countries where the Fund's portfolio managers may invest includes: Argentina, Brazil, Chile, China, Croatia, Czech Republic, Egypt, Estonia, Hungary, India, Indonesia, Israel, Malaysia, Mexico, Panama, Poland, Republic of Korea, Russia, South Africa, Taiwan and Thailand. The Fund's portfolio managers may invest in other countries, particularly as markets in other emerging countries develop.

In deciding whether a company is from an emerging country, the Fund's portfolio managers evaluate publicly available information and question individual companies to determine if the company meets one of the following criteria:


o the principal trading market for the company's securities is in a country that is emerging;

o the company generates 50% or more of its annual revenue from operations in emerging countries, even though the company's securities are traded in an established market or in a combination of emerging and established markets;

o the company is organized under the laws of an emerging market country and has a principal office in an emerging country.


Currently, investing in many emerging countries is not feasible or may involve significant political risks. The Fund's portfolio managers focus their investments in emerging countries where they consider the economies to be developing strongly and where the markets are becoming more sophisticated. In deciding where to invest, the Fund's portfolio managers place particular emphasis on factors such as economic conditions (including growth trends, inflation rates and trade balances), regulatory and currency controls, accounting standards and political and social conditions. The Fund's portfolio managers believe investment opportunities may result from an evolving long-term trend favoring market-oriented economies, a trend that may particularly benefit countries having developing markets.

When the Fund's portfolio managers evaluate individual companies they strive to apply a value-oriented selection process, identical to what they use for Delaware International Value Equity Fund, as described earlier in this Prospectus. However, in emerging markets, more emphasis needs to be placed on the manager's assessment of the company's risk of missing our forecast. Risk adjusted return forecasts are therefore of crucial importance in constructing the portfolio.


The Fund may invest up to 35% of its net assets in high-yield, high risk foreign fixed-income securities. This typically includes so-called Brady Bonds.

DELAWARE INTERNATIONAL SMALL CAP VALUE FUND

The Fund seeks long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in equity securities of smaller non-U.S. companies, which may include companies located or operating in established or emerging countries. Under normal circumstances, at least 65% of the Fund's total assets will be invested in equity securities of companies organized or having a majority of their assets in or deriving a majority of their operating income in countries outside of the United States.

The equity securities in which the Fund may invest include common or ordinary stocks, preferred stocks, rights or warrants to purchase common or ordinary stocks and securities convertible into common or ordinary stocks. The Fund may also invest in foreign companies through sponsored or unsponsored Depositary Receipts, which are receipts typically issued by a bank or trust company evidencing ownership of underlying securities issued by a foreign company. The Fund may invest in securities issued in any currency and may hold foreign currency.


In selecting investments for the Fund, the portfolio managers will employ a dividend discount analysis across country boundaries and will also use a purchasing power parity approach to identify currencies and markets that are overvalued or undervalued relative to the U.S. dollar. The Fund's portfolio managers use the dividend discount analysis to compare the value of different investments. Using this technique, the portfolio managers look at future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. With a purchasing parity approach, the portfolio managers attempt to identify the amount of goods and services that a dollar will buy in the United States and compare that to the amount of a foreign currency required to buy the same amount of goods and services in another country. Eventually, currencies should trade at levels that should make it possible for the dollar to buy the same amount of goods and services overseas as in the United States. When the dollar buys less, the foreign currency may be considered to be overvalued. Conversely, when the dollar buys more, the currency may be considered to be undervalued.

While the Fund may purchase securities in any foreign country, including developed, developing, or emerging market countries, it is currently anticipated that the countries in which the Fund may invest will include, but not be limited to, Australia, Finland, France, Germany, Hong Kong, Hong Kong/China, Ireland, Italy, Japan, the Netherlands, New Zealand, Singapore, Spain, Sweden and the United Kingdom. With respect to certain countries, investments by an investment company may only be made through investments in closed-end investment companies that in turn are authorized to invest in the securities of such countries.


The Fund may also invest in convertible preferred stocks that offer enhanced yield features, such as preferred equity redemption cumulative stock, and certain other non-traditional equity securities.


The Fund may invest up to 15% of its net assets in fixed-income securities issued by emerging country companies and foreign governments, their agencies, instrumentalities or political subdivisions, all of which may be high-yield, high risk fixed-income securities (commonly known as junk bonds) rated lower than BBB by S&P and Baa by Moody's or, if unrated, are considered by the Fund's portfolio managers to be of equivalent quality and which present special investment risks. See High-yield, high risk securities.

        THE SECURITIES   Stocks offer investors the potential for capital
             THE FUNDS   appreciation, and may pay dividends as well.
   TYPICALLY INVEST IN   Fixed-income securities offer the potential for greater
                         income payments than stocks, and also may provide capital appreciation. The following chart provides a brief description of the securities that the Funds may invest in. The Funds holdings will generally be denominated in a foreign currency. Please see the Statement of Additional Information for additional descriptions of these as well as other investments.



               SECURITIES                                                 HOW THE FUNDS USE THEM
---------------------------------------------     ----------------------------------------------------------------------
                                                         DELAWARE                DELAWARE                DELAWARE
                                                   INTERNATIONAL VALUE        EMERGING MARKETS      INTERNATIONAL SMALL
                                                        EQUITY FUND                FUND               CAP VALUE FUND
                                                  ---------------------   ----------------------   ---------------------
COMMON OR ORDINARY STOCKS: Securities that        Under normal circumstances, the Funds will generally invest their
represent shares of ownership in a                assets in common or ordinary stocks, some of which will be
corporation. Stockholders participate in the      dividend-paying stocks.
corporation's profits and losses indirectly,
as the value of a corporation's shares tends
to change as the corporation's earnings
fluctuate.

AMERICAN DEPOSITARY RECEIPTS (ADRS), EUROPEAN     Each Fund may invest in sponsored and unsponsored ADRs, EDRs and GDRs,
DEPOSITARY RECEIPTS (EDRS), AND GLOBAL            generally focusing on those whose underlying securities are issued by
DEPOSITARY RECEIPTS (GDRS): ADRs are receipts     foreign entities. Sponsored depositary receipts are issued jointly by
issued by a U.S. depositary (usually a U.S.       the issuer of the underlying security and the depositary, and
bank) and EDRs and GDRs are receipts issued       unsponsored depositary receipts are issued by the depositary without
by a depositary outside of the U.S. (usually      the participation of the issuer of the underlying security.
a non-U.S. bank or trust company or a foreign
branch of a U.S. bank). Depositary receipts       To determine whether to purchase a security in a foreign market or
represent an ownership interest in an             through a depositary receipt, the Fund's portfolio managers evaluate
underlying security that is held by the           the price levels, the transaction costs, taxes and administrative
depositary. Generally, the holder of the          costs or other relevant factors involved with each security to try to
depositary receipt is entitled to all             identify the most efficient choice.
payments of interest, dividends or capital
gains that are made on the underlying
security.

FOREIGN CURRENCY TRANSACTIONS: A forward          Although the Funds value their assets daily in U.S. dollars, they do
foreign currency exchange contract involves       not intend to convert their holdings of foreign currencies into U.S.
an obligation to purchase or sell a specific      dollars on a daily basis. Each Fund will, however, from time to time,
currency on a fixed future date at a price        purchase or sell foreign currencies and/or engage in forward foreign
that is set at the time of the contract. The      currency exchange transactions. Each Fund may conduct its foreign
future date may be any number of days from        currency transactions on a cash basis at the rate prevailing in the
the date of the contract as agreed by the         foreign currency exchange market or through a forward foreign currency
parties involved.                                 exchange contract or forward contract.

                                                  A Fund may use forward contracts for defensive hedging purposes to attempt to protect the value of the Fund's current security or currency holdings. It may also use forward contracts if it has agreed to sell a security and wants to "lock-in" the price of that security, in terms of U.S. dollars. Investors should be aware of the costs of currency conversion. The Funds will not use forward contracts for speculative purposes.

               SECURITIES                                                 HOW THE FUNDS USE THEM
---------------------------------------------     ----------------------------------------------------------------------
                                                         DELAWARE                DELAWARE                DELAWARE
                                                   INTERNATIONAL VALUE        EMERGING MARKETS      INTERNATIONAL SMALL
                                                        EQUITY FUND                FUND               CAP VALUE FUND
                                                  ---------------------   ----------------------   ---------------------
INVESTMENT COMPANY SECURITIES: In some            The Fund may hold investment company securities if the Fund's
countries, investments by U.S. mutual funds       portfolio managers believe the country offers good investment
are generally made by purchasing shares of        opportunities. Such investment companies may be open-end or closed-end
investment companies that in turn invest in       investment companies. These investments involve an indirect payment of
the securities of such countries.                 a portion of the expenses of the other investment companies, including their advisory fees.

RESTRICTED SECURITIES: Privately placed           The Funds may invest in privately placed securities including those
securities whose resale is restricted under       that are eligible for resale only among certain institutional buyers
securities law.                                   without registration, which are commonly known as Rule 144A
                                                  Securities.

ILLIQUID SECURITIES: Securities that do not       The Fund may invest     The Fund may invest up to 15% of the Fund's
have a ready market, and cannot be easily         up to 10% of the        net assets in illiquid securities.
sold within seven days at approximately the       Fund's net assets in
price that a fund has valued them.                illiquid securities.

FOREIGN CORPORATE AND GOVERNMENT BONDS: Debt      The Funds may invest a portion of their assets in foreign corporate or
obligations issued by foreign corporations,       government fixed income securities consistent with their investment
foreign governments, or a foreign agency,         policies (such as market or capitalization), when in our opinion,
instrumentality or political subdivision of       attractive opportunities relative to those available through equity
such governments.                                 securities.

                                                  Although not a principal strategy of the Funds, for temporary defensive purposes, a Fund may invest all or a substantial portion of its assets in these securities rated AA or better by S&P and Aa or better by Moody's, or if unrated, determined to be of comparable quality.

HIGH-YIELD, HIGH RISK FIXED-INCOME                The Fund does not       The Fund may invest up   The Fund may invest
SECURITIES: Securities that are rated lower       make it a practice to   to 35% of its net        up to 15% of its net
than BBB by S&P or Baa by Moody's, or if          invest in these         assets in high-yield,    assets in high-yield,
unrated, have equal quality. These securities     securities.             high risk foreign        high risk foreign
may be issued by companies, governments, or                               fixed-income             fixed-income
governmental entities of emerging or                                      securities.              securities.
developing countries which may be less
creditworthy. A primary risk, which may be                                                         The Fund will not
substantial, is that these companies,                                                              purchase securities
governments or entities may not be able to                                                         rated lower than C by
make interest or principal payments. An                                                            S&P or Ca by Moody's
additional risk is that the value of these                                                         or, if unrated,
securities may decline significantly.                                                              considered to be an
                                                                                                   equivalent quality to
                                                                                                   such ratings by the
                                                                                                   Fund's portfolio
                                                                                                   managers.

               SECURITIES                                                 HOW THE FUNDS USE THEM
---------------------------------------------     ----------------------------------------------------------------------
                                                         DELAWARE                DELAWARE                DELAWARE
                                                   INTERNATIONAL VALUE        EMERGING MARKETS      INTERNATIONAL SMALL
                                                        EQUITY FUND                FUND               CAP VALUE FUND
                                                  ---------------------   ----------------------   ---------------------
REPURCHASE AGREEMENTS: An agreement between a     Typically, the Fund's portfolio managers use repurchase agreements as
buyer of securities, such as a Fund, and a        a short-term investment for a Fund's cash position. In order to enter
seller of securities, in which the seller         into these repurchase agreements, a Fund must have collateral of 102%
agrees to buy the securities back within a        of the repurchase price. The Funds will only enter into repurchase
specified time at the same price the buyer        agreements in which the collateral is comprised of U.S. government
paid for them, plus an amount equal to an         securities.
agreed upon interest rate. Repurchase
agreements are often viewed as equivalent to
cash.

REAL ESTATE INVESTMENT TRUSTS (REITs): REITs      The Funds do not invest in these securities.     The Fund may invest
are pooled investment vehicles which invest                                                        in REITs consistent
primarily in income-producing real estate or                                                       with its investment
real estate related loans or interests. REITs                                                      objectives and
are generally classified as equity REITs,                                                          policies.
mortgage REITs or a combination of equity and
mortgage REITs. Equity REITs invest the
majority of their assets directly in real
property and derive income primarily from the
collection of rents. Equity REITs can also
realize capital gains by selling properties
that have appreciated in value. Mortgage
REITs invest the majority of their assets in
real estate mortgages and derive income from
the collection of interest payments.

OTHER SECURITIES: Each Fund is permitted to       The Funds may invest, for example, in preferred stocks, convertible
invest in other securities than those that        securities, warrants, futures and options and the Delaware
are listed here. More information about these     International Small Cap Value Fund may also enter into put and call
securities can be found in the Statement of       options, futures contracts and options on futures contracts and
Additional Information.                           options on foreign currencies.


BORROWING FROM BANKS Each Fund may borrow money as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions. A Fund will not borrow money in excess of one-third of the value of its net assets.

LENDING SECURITIES Each Fund may loan up to 25% of its assets to qualified broker, dealers or institutional investors for their use in securities transactions. These transactions, if any, may generate additional income for the Funds. All such loans will be secured by collateral.

TEMPORARY DEFENSIVE POSITIONS For temporary defensive purposes, each Fund may invest in high quality debt instruments issued by the U.S. government, its agencies or instrumentalities, or issued by U.S. companies. To the extent that the Fund does so, it may be unable to meet its investment objective.


PORTFOLIO TURNOVER We anticipate that the Series' annual portfolio turnover will not exceed 100%. It is possible, however, that portfolio turnover will be higher than expected. Higher turnover can result in increased transaction costs for investors and may affect the Series' performance.

          THE RISKS OF   Investing in any mutual fund involves risk, including
      INVESTING IN THE   the risk that you may receive little or no return on
                 FUNDS   your investment, and the risk that you may lose part or
                         all of the money you invest. Before you invest in a Fund, you should carefully evaluate the risks. Because of the nature of the Funds, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Funds. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.


                    RISKS                                           HOW THE FUNDS STRIVE TO MANAGE THEM
---------------------------------------------     ----------------------------------------------------------------------
                                                        DELAWARE                 DELAWARE                DELAWARE
                                                   INTERNATIONAL VALUE       EMERGING MARKETS       INTERNATIONAL SMALL
                                                       EQUITY FUND                 FUND               CAP VALUE FUND
                                                  ---------------------   ----------------------   ---------------------
MARKET RISK: The risk that all or a majority      The Fund's portfolio managers maintain a long-term investment approach
of the securities in a certain market--like       and focus on stocks they believe can appreciate over an extended time
the stock or bond market--or in a certain         frame regardless of interim market fluctuations. In deciding what
country or region will decline in value           portion of a Fund's portfolio should be invested in any individual
because of factors such as economic               country, the portfolio managers evaluate a variety of factors,
conditions, future expectations or investor       including opportunities and risks relative to other countries. The
confidence.                                       Fund's portfolio managers do not try to predict overall stock market movements and do not trade for short-term purposes.

INDUSTRY AND SECURITY RISK: The risk that the     The Fund's portfolio managers typically hold a number of different
value of securities in a particular industry      securities in a variety of sectors in order to minimize the impact
or the value of an individual stock or bond       that a poorly performing security would have on a Fund. Security risk
will decline because of changing expectations     is more significant for DELAWARE EMERGING MARKETS FUND, which is a
for the performance of that industry or for       non-diversified fund.
the individual company issuing the stock or
bond.

EMERGING MARKET RISK: The possibility that        The Fund, to the        The Fund is subject to   The Fund may invest
the risks associated with international           limited extent that     this risk. Striving to   in emerging market
investing will be greater in emerging markets     it invests in           manage this risk, the    securities. Striving
than in more developed foreign markets            emerging markets, is    portfolio managers       to manage this risk,
because, among other things, emerging markets     subject to this risk.   carefully screen         the portfolio
may have less stable political and economic       Striving to manage      securities within        managers carefully
environments.                                     this risk, the          emerging markets and     screen securities
                                                  portfolio managers      attempt to consider      within emerging
                                                  carefully screen        material risks           markets and attempt
                                                  securities within       associated with an       to consider material
                                                  emerging markets and    individual company or    risks associated with
                                                  attempt to consider     bond issuer. The         an individual company
                                                  material risks          Fund's portfolio         or bond issuer.
                                                  associated with an      managers cannot
                                                  individual company or   eliminate emerging
                                                  bond issuer.            market risk and
                                                                          consequently encourage
                                                                          shareholders to invest
                                                                          in the Fund only if
                                                                          they have a long-term
                                                                          time horizon, over
                                                                          which the potential of
                                                                          individual securities
                                                                          is more likely to be
                                                                          realized.

                    RISKS                                           HOW THE FUNDS STRIVE TO MANAGE THEM
---------------------------------------------     ----------------------------------------------------------------------
                                                        DELAWARE                 DELAWARE                DELAWARE
                                                   INTERNATIONAL VALUE       EMERGING MARKETS       INTERNATIONAL SMALL
                                                       EQUITY FUND                 FUND               CAP VALUE FUND
                                                  ---------------------   ----------------------   ---------------------
POLITICAL RISK: The risk that countries or        The Fund's portfolio managers evaluate the political situations in the
the entire region where the Fund invests may      countries where they invest and take into account any potential risks
experience political instability. This may        before they select securities for the portfolio. However, there is no
cause greater fluctuation in the value and        way to eliminate political risk when investing internationally. In
liquidity of our investments due to changes       emerging markets political risk is typically more likely to affect the
in currency exchange rates, governmental          economy and share prices than in developed markets.
seizures or nationalization of assets.

CURRENCY RISK: The risk that the value of a       Each Fund may try to hedge its currency risk by purchasing foreign
fund's investments may be negatively affected     currency exchange contracts. If a Fund agrees to purchase or sell
by changes in foreign currency exchange           foreign securities at a pre-set price on a future date, the Fund may
rates. Adverse changes in exchange rates may      attempt to protect the value of a security it owns from future changes
reduce or eliminate any gains produced by         in currency rates. If a Fund has agreed to purchase or sell a
investments that are denominated in foreign       security, it may also use foreign currency exchange contracts to
currencies and may increase any losses.           "lock-in" the security's price in terms of U.S. dollars or another applicable currency. Each Fund may use forward currency exchange contracts only for defensive or protective measures, not to enhance portfolio returns. However, there is no assurance that such a strategy will be successful. Hedging is typically less practical in emerging markets.

INFORMATION RISK: The risk that foreign           The Fund's portfolio managers conduct fundamental research on the
companies may be subject to different             companies they invest in rather than relying solely on information
accounting, auditing and financial reporting      available through financial reporting. As part of our worldwide
standards than U.S. companies. There may be       research process, the Fund's portfolio managers emphasize company
less information available about foreign          visits. The Fund's portfolio managers believe this will help them to
issuers than domestic issuers. Furthermore,       better uncover any potential weaknesses in individual companies.
regulatory oversight of foreign issuers may
be less stringent or less consistently
applied than in the United States.

INEFFICIENT MARKET RISK: The risk that            The Funds will attempt to reduce these risks by investing in a number
foreign markets may be less liquid, have          of different countries, performing credit analysis and noting trends
greater price volatility, less regulation and     in the economy, industries and financial markets.
higher transaction costs than U.S. markets.

                    RISKS                                           HOW THE FUNDS STRIVE TO MANAGE THEM
---------------------------------------------     ----------------------------------------------------------------------
                                                        DELAWARE                 DELAWARE                DELAWARE
                                                   INTERNATIONAL VALUE       EMERGING MARKETS       INTERNATIONAL SMALL
                                                       EQUITY FUND                 FUND               CAP VALUE FUND
                                                  ---------------------   ----------------------   ---------------------
SMALL COMPANY RISK: The risk that prices of       The Fund typically      The Fund may invest in   This is a significant
smaller companies may be more volatile than       focuses its             small companies and      risk for the Fund.
larger companies because of limited financial     investment in larger    would be subject to      The Fund attempts to
resources or dependence on narrow product         companies.              this risk. Because       reduce this risk by
lines.                                                                    this is a                diversifying
                                                                          non-diversified Fund,    investments.
                                                                          it is possible that a
                                                                          smaller company
                                                                          holding could be a
                                                                          significant holding
                                                                          and subject the Fund
                                                                          to greater risk. The
                                                                          Fund attempts to
                                                                          reduce this risk by
                                                                          diversifying
                                                                          investments.

NON-DIVERSIFIED FUND RISK: The risk that          The Fund is a           The Fund will not be     This Fund is a
non-diversified funds are believed to be          diversified fund, and   diversified under the    diversified fund, and
subject to greater risks because adverse          is not subject to       1940 Act.                is not subject to
effects on their security holdings may affect     this risk.              Non-diversified          this risk.
a larger portion of their overall assets.                                 investment companies
                                                                          have the flexibility
                                                                          to invest as much as
                                                                          50% of their assets in
                                                                          as few as two issuers
                                                                          with no single issuer
                                                                          accounting for more
                                                                          than 25% of the
                                                                          portfolio. The
                                                                          remaining 50% of the
                                                                          portfolio must be
                                                                          diversified so that no
                                                                          more than 5% of a
                                                                          fund's assets is
                                                                          invested in the
                                                                          securities of a single
                                                                          issuer, with certain
                                                                          exceptions.

TRANSACTION COSTS RISK: Relates to the costs      Each Fund is subject to this risk. The Fund's portfolio managers
of buying, selling and holding foreign            strive to monitor transaction costs and to choose an efficient trading
securities, including brokerage, tax and          strategy for the Funds.
custody costs, which may be higher than those
involved in domestic transactions.

                    RISKS                                           HOW THE FUNDS STRIVE TO MANAGE THEM
---------------------------------------------     ----------------------------------------------------------------------
                                                        DELAWARE                 DELAWARE                DELAWARE
                                                   INTERNATIONAL VALUE       EMERGING MARKETS       INTERNATIONAL SMALL
                                                       EQUITY FUND                 FUND               CAP VALUE FUND
                                                  ---------------------   ----------------------   ---------------------
INTEREST RATE RISK: The risk that securities,     The Funds are generally less affected by interest rate risk than other
particularly bonds with longer maturities,        risks because they typically hold a small amount of fixed-income
will decrease in value if interest rates          securities.
rise.

FOREIGN GOVERNMENT AND SUPRANATIONAL              Each Fund is subject to this risk with respect to its debt investments
SECURITIES RISKS: Relate to the ability of a      and will attempt to limit this risk by performing credit analysis on
foreign government or government related          the issuer of each security purchased. Each Fund also attempts to
issuer to make timely payments on its             reduce this risk by limiting the portion of net assets that may be
external debt obligations.                        invested in these securities.

This ability to make payments will be             Each Fund also compares the risk-reward potential of foreign
strongly influenced by the issuer's balance       government securities being considered to that offered by equity
of payments, including export performance,        securities to determine whether to allocate assets to equity or
its access to international credits and           fixed-income investments.
investments, fluctuations in interest rates
and the extent of its foreign reserves.

HIGH-YIELD, HIGH RISK FOREIGN FIXED-INCOME        This is not a           The Fund may invest up   The Fund may invest
SECURITIES: The economy and interest rates        significant risk for    to 35% of its net        up to 15% of its net
may affect these high-yield, high risk            the Fund.               assets in high-yield,    assets in high-yield,
securities differently from other securities.                             high risk foreign        high risk foreign
Prices have been found to be less sensitive       The Fund may invest     fixed-income             fixed-income
to interest rate changes than higher rated        up to 15% of its net    securities.              securities.
investments, but more sensitive to adverse        assets in high-yield,
economic changes or individual corporate          high risk foreign       The Fund's portfolio     The Fund's portfolio
developments. Also, during an economic            fixed-income            managers intend to       managers intend to
downturn or a substantial period of rising        securities.             limit the Fund's         limit the Fund's
interest rates, highly leveraged issuers may                              investment in any        investment in any one
experience financial stress which would           The Fund's portfolio    single lower rated       lower rated bond,
adversely affect their ability to service         managers intend to      bond, which can help     which can help to
principal and interest payment obligations,       limit the Fund's        to reduce the effect     reduce the effect of
to meet projected business goals and to           investment in any one   of an individual         an individual default
obtain additional financing. Changes by           lower rated bond,       default on the Fund.     on the Fund, and to
recognized rating agencies in their rating of     which can help to       The Fund's portfolio     limit the Fund's
any such security and in the ability of the       reduce the effect of    managers also intend     overall holdings of
issuer to make payments of interest and           an individual default   to limit the Fund's      bonds in this
principal will also ordinarily have a more        on the Fund, and to     overall holdings of      category. Such
dramatic effect on the values of these            limit the Fund's        bonds in this            limitations may not
investments than on the values of                 overall holding of      category. Such           protect the Fund from
higher-rated securities. Consequently, these      bonds in this           limitations may not      widespread bond
changes will affect a Fund's net asset value      category. Such          protect the Fund from    defaults brought
per share.                                        limitations may not     widespread bond          about by a sustained
                                                  protect the Fund from   defaults brought about   economic downturn.
                                                  widespread bond         by a sustained
                                                  defaults brought        economic downturn or
                                                  about by a sustained    from price declines
                                                  economic downturn.      that might result from
                                                                          changes in the quality
                                                                          ratings of individual
                                                                          bonds.

                    RISKS                                           HOW THE FUNDS STRIVE TO MANAGE THEM
---------------------------------------------     ----------------------------------------------------------------------
                                                        DELAWARE                 DELAWARE                DELAWARE
                                                   INTERNATIONAL VALUE       EMERGING MARKETS       INTERNATIONAL SMALL
                                                       EQUITY FUND                 FUND               CAP VALUE FUND
                                                  ---------------------   ----------------------   ---------------------
REAL ESTATE INDUSTRY RISK INCLUDES AMONG          To the extent the Funds invest in REITs, it is subject to the risks
OTHERS: Possible declines in the value of         associated with the real estate industry. Investors should carefully
real estate; risks related to general and         consider these risks before investing in the Funds.
local economic conditions; possible lack of
availability of mortgage funds; overbuilding;
extended vacancies of properties; increases
in competition, property taxes and operating
expenses; changes in zoning laws; costs
resulting from the clean-up of, and liability
to third parties resulting from,
environmental problems; casualty for
condemnation losses; uninsured damages from
floods, earthquakes or other natural
disasters; limitations on and variations in
rents; and changes in interest rates. REITs
are subject to substantial cash flow
dependency, defaults by borrowers,
self-liquidation, and the risk of failing to
qualify for tax-free pass-through of income
under the Internal Revenue Code, or other
applicable, of countries REITs are listed.


         DISCLOSURE OF   A description of the Fund's policies and procedures
    PORTFOLIO HOLDINGS   with respect to the disclosure of the Fund's portfolio
           INFORMATION   securities is available in the Fund's Statement of
                         Additional Information and on the Fund's website at www.delawarefunds.com.

WHO MANAGES THE FUNDS

   INVESTMENT MANAGERS   The Funds are managed by Delaware Management Company, a
                         series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware
                         Management Holdings, Inc. Delaware Management Company makes investment decisions for the Funds, manages the Funds' business affairs and provides daily administrative services. For these services, the manager is paid an annual fee as follows:


                                                                                              DELAWARE EMERGING MARKETS FUND
                                             DELAWARE INTERNATIONAL VALUE EQUITY FUND   DELAWARE INTERNATIONAL SMALL CAP VALUE FUND
                                           -------------------------------------------  -------------------------------------------
                         As a percentage
                         of average
                         daily net assets    0.85% on the first $500 million                    1.25% on first $500 million
                                              0.80% on the next $500 million                   1.20% on the next $500 million
                                             0.75% on the next $1,500 million                 1.15% on the next $1,500 million
                                           0.70% on assets in excess of $2,500 million   1.10% on assets in excess of $2,500 million



                         Mondrian Investment Partners Limited ("Mondrian") is the sub-advisor for the Funds. As sub-advisor, Mondrian is responsible for day-to-day management of the Funds' assets. Delaware Management Company administers the Funds' business affairs and has ultimate responsibility for all investment advisory services for the Funds. Delaware Management Company also supervises the sub-advisor's performance. For these services, the manager pays the sub-advisor a sub-advisory fee as follows:



                                                 DELAWARE              DELAWARE             DELAWARE
                                            INTERNATIONAL VALUE        EMERGING        INTERNATIONAL SMALL
                                                EQUITY FUND          MARKETS FUND        CAP VALUE FUND
                                            -------------------    ----------------    -------------------
                         As a percentage
                         of average
                         daily net assets           0.20%                0.30%                 0.20%



                         Prior to September 24, 2004, Delaware International Advisers Ltd. (now known as Mondrian) served as the Fund's manager. Since September 25, 2004, Delaware Management Company served as the Funds' manager and Mondrian served as the Funds' sub-advisor. The aggregate advisory fee paid by each Fund for the last fiscal year is as follows:



                                                 DELAWARE              DELAWARE             DELAWARE
                                            INTERNATIONAL VALUE        EMERGING        INTERNATIONAL SMALL
                                                EQUITY FUND          MARKETS FUND         CAP VALUE FUND
                                            -------------------    ----------------    -------------------
                         As a percentage
                         of average
                         daily net assets           0.85%                 1.09%*               0.59%*


                       * Reflects a waiver of fees by the manager.

             PORTFOLIO   DELAWARE EMERGING MARKETS FUND
              MANAGERS   Clive Gillmore and Robert Akester have primary
                         responsibility for making day-to-day investment decisions for Delaware Emerging Markets Fund. In making investment decisions for Delaware Emerging Markets
                         Fund, Mr. Gillmore and Mr. Akester regularly consult with Emma R.E. Lewis and a fourteen member international equity team. Mr. Gillmore and Mr. Akester have managed the Fund since its inception.


                         CLIVE A. GILLMORE, Deputy Managing Director/Senior Portfolio Manager of Mondrian, is a graduate of the Warwick University, England, and the London Business School Investment Program, Mr. Gillmore joined Mondrian in 1990 after eight years of investment experience. His most recent position prior to joining Mondrian was as a Pacific Basin equity analyst and senior portfolio manager for Hill Samuel Investment Management Ltd. Prior to that, Mr. Gillmore was an analyst and portfolio manager for Legal and General Investment in the United Kingdom.

                         ROBERT AKESTER, Senior Portfolio Manager of Mondrian, joined Mondrian in 1996, Mr. Akester, who began his investment career in 1969, was most recently a Director of Hill Samuel Investment Management Ltd., which he joined in 1985. His prior experience included working as a Senior Analyst and head of the South-East Asian Research team at James Capel, and as a Fund Manager at Prudential Assurance Co., Ltd. Mr. Akester holds a BS in Statistics and Economics from University College, London and is an associate of the Institute of Actuaries, with a certificate in Finance and Investment.

                         EMMA R. E. LEWIS, Senior Portfolio Manager of Mondrian, is a graduate of Pembroke College, Oxford University, where she completed her Masters in Philosophy and Theology. She joined Mondrian in 1995, assuming analytical responsibilities in the Pacific Basin Team. She began her investment career at the Dutch bank ABN AMRO and later joined Fuji Investment Management. Ms. Lewis is an Associate of the U.K. Society of Investment Professionals.

                         DELAWARE INTERNATIONAL SMALL CAP VALUE FUND


                         Clive A. Gillmore and Ormala Krishnan have primary responsibility for making day-to-day investment decisions for the Fund.

                         ORMALA KRISHNAN, Portfolio Manager of Mondrian, received a BSc (Mathematics) from the National University of Singapore and an MSc (Actuarial Science) from City University, London. Before joining Mondrian in 2000, she was an investment consultant with William
                         M. Mercer, London. In 1993, she began her investment career with Koeneman Capital Management, Singapore (acquired by DBS Asset Management in 1998), building quantitative investment models before becoming a portfolio manager with country responsibilities for Japan, Thailand and Indonesia equity markets. Currently, she is pursuing a PhD in Investment & Finance with City University Business School, London. Ms. Krishnan has managed the Fund since May 2000.

                         Please see Delaware Emerging Markets Fund's portfolio manager information for the description of Mr. Gillmore's business experience.

                         DELAWARE INTERNATIONAL VALUE EQUITY FUND


                         Clive A. Gillmore, Nigel G. May and Emma R.E. Lewis have primary responsibility for making day-to-day investment decisions for Delaware International Value Equity Fund. In making investment decisions for the Fund, Mr. Gillmore, Mr. May and Ms. Lewis regularly consult with a fourteen member international equity team.


                         NIGEL G. MAY, Director/Senior Portfolio
                         Manager/Regional Research Director of Mondrian, is a graduate of Sidney Sussex College, Cambridge. Prior to joining Mondrian in 1991, he had been with Hill Samuel Investment Management Group for five years.


                         Please see Delaware Emerging Markets Fund's portfolio manager information for Mr. Gillmore and Ms. Lewis' business experience.

                         The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

            WHO'S WHO?   This diagram shows the various organizations involved
                         with managing, administering and servicing the Delaware
                         Investments funds.

                                                      -------------------
                                                       BOARD OF TRUSTEES
                                                      -------------------
----------------------------                                  |                              ---------------------------
    INVESTMENT MANAGER                                -------------------                            CUSTODIAN
Delaware Management Company   ---------------------       THE FUNDS      ------------------      JPMorgan Chase Bank
    2005 Market Street                                -------------------                      4 Chase Metrotech Center
Philadelphia, PA 19103-7094                           |                 |                         Brooklyn, NY 11245
----------------------------            ---------------------------     |                    ----------------------------
                   |                          DISTRIBUTOR               |
                   |                    Delaware Distributors, L.P.     ------------------------------
----------------------------               2005 Market Street                    SERVICE AGENT
     SUB-ADVISOR                        Philadelphia, PA 19103-7094      Delaware Service Company, Inc.
  Mondrian Investment                   ---------------------------            2005 Market Street
    Partners Limited                                  |                   Philadelphia, PA 19103-7094
 80 Cheapside, Third Floor                            |                  ------------------------------
 London, England EC2V 6EE            ------------------------------------      |
----------------------------         FINANCIAL INTERMEDIARY WHOLESALER         |
                   |                 Lincoln Financial Distributors, Inc.      |
                   |                         2001 Market Street                |
                   |                     Philadelphia, PA 19103-7055           |
----------------------------         ------------------------------------      |
  PORTFOLIO MANAGERS                                                           |
(see page 22 for details)                                      ------------------
----------------------------                                   FINANCIAL ADVISORS
                                                               ------------------
                                                                       |
                                                                  ------------
                                                                  SHAREHOLDERS
                                                                  ------------

                         BOARD OF TRUSTEES A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. Generally, at least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. However, the Fund relies on certain exemptive rules created by the SEC that require the Board of Trustees overseeing the Fund to be comprised of a majority of such independent Trustees. These independent fund trustees, in particular, are advocates for shareholder interests.

                         INVESTMENT MANAGER An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's Prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the investment manager performs. Most management contracts provide for the investment manager to receive an annual fee based on a percentage of the fund's average daily net assets. The investment manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises. The investment manager has delegated certain responsibilities mentioned above to the sub-advisor.

                         DISTRIBUTOR Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker-dealers and are subject to NASD Regulation, Inc. (NASDR(SM)) rules governing mutual fund sales practices.

                         FINANCIAL INTERMEDIARY WHOLESALER Pursuant to a contractual arrangement with Delaware Distributors, L.P., Lincoln Financial Distributors, Inc. (LFD) is primarily responsible for promoting the sale of Fund shares through broker/dealers, financial advisors and other financial intermediaries.

                         SERVICE AGENT Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

                         FINANCIAL ADVISORS Financial advisors provide advice to their clients, analyzing their financial objectives and recommending appropriate funds or other investments. Financial advisors are compensated for their services, generally through sales commissions, and through 12b-1 and/or service fees deducted from the fund's assets.

                         SHAREHOLDERS Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect trustees. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment policies must also seek shareholder approval.

                         SUB-ADVISOR A sub-advisor is a company generally responsible for the management of the fund's assets or some portion thereof. The sub-advisor is selected and supervised by the investment manager. The investment manager has delegated certain responsibilities (described under the "Investment manager" section above) to the sub-advisor.

                         PORTFOLIO MANAGERS Portfolio managers are employed by the investment manager and/or sub-advisor to make investment decisions for individual portfolios on a day-to-day basis.

                         CUSTODIAN Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

ABOUT YOUR ACCOUNT

          INVESTING IN   You can choose from a number of share classes for each
             THE FUNDS   Fund. Because each share class has a different
                         combination of sales charges, fees, and other features, you should consult your financial advisor to determine which class best suits your investment goals and time frame.

                         CHOOSING A SHARE CLASS

               CLASS A     o    Class A shares have an up-front sales charge of
                                up to 5.75% that you pay when you buy the shares. The offering price for Class A shares includes the front-end sales charge.

                           o If you invest $50,000 or more, your front-end sales charge will be reduced.

                           o You may qualify for other reduced sales charges, as described in "Hoo to reduce your sales charge," and under certain circumstances the sales charge may be waived; please see the Statement of Additional Information.


                           o Class A shares are also subject to an annual 12b-1 fee no greater than 0.30% of average daily net assets (contractually limited to 0.25% for Delaware Emerging Markets Fund and Delaware International Small Cap Value Fund through March 31, 2006), which is lower than the 12b-1 fee for Class B Class C and Class R shares.


                           o Class A shares generally are not subject to a contingent deferred sales charge except in the limited circumstances described in the table below.

                           o Class A shares generally are not available for purchase by anyone qualified to purchase Class R shares.

         CLASS A SALES   The following sales charge as a percentage of the
               CHARGES   amount invested is the maximum percentage of the amount
                         invested rounded to the nearest hundredth. The actual percentage will vary on the amount invested, rounding and the then-current NAV. Similarly, the actual sales charge as a percentage of offering price may be different due to the amount invested, rounding and the then-current offering price may be greater or lesser than the percentage shown.


                                                 SALES CHARGE AS %    SALES CHARGE AS %
                          AMOUNT OF PURCHASE     OF OFFERING PRICE   OF AMOUNT INVESTED
                         --------------------    -----------------   ------------------
                             Up to $49,999             5.75%                6.54%

                          $50,000 to $99,999           4.75%                5.40%

                         $100,000 to $249,999          3.75%                4.31%

                         $250,000 to $499,999          2.50%                3.00%

                         $500,000 to $999,999          2.00%                2.44%


                         As shown below, there is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if your financial advisor is paid a commission on your purchase, you will have to pay a limited contingent deferred sales charge of 1% if you redeem these shares within the first year after your purchase and 0.50% if you redeem them within the second year, unless a specific waiver of the charge applies.

                                                               SALES CHARGE AS %    SALES CHARGE AS %
                                 AMOUNT OF PURCHASE            OF OFFERING PRICE   OF AMOUNT INVESTED
                         ----------------------------------    -----------------   ------------------
                                   Up to $5 million                  none                 none

                         Next $20 million up to $25 million          none                 none

                               Amount over $25 million               none                 none

               CLASS B     o    Class B shares have no up-front sales charge, so
                                the full amount of your purchase is invested in a Fund. However, you will pay a contingent deferred sales charge if you redeem your shares within six years after you buy them.

                           o If you redeem Class B shares during the first year after you buy them, the shares will be subject to a CDSC of 4.00%. The CDSC is 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year and 0% thereafter.

                           o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information.

                           o For approximately eight years after you buy your Class B shares, they are subject to annual 12b-1 fees no greater than 1% of average daily net assets, of which 0.25% are service fees paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.

                           o Because of the higher 12b-1 fees, Class B shares have higher expenses and any dividends paid on these shares are lower than dividends on Class A and Class R shares.


                           o Approximately eight years after you buy them, Class B shares automatically convert into Class A shares with a 12b-1 fee of no more than 0.30% (contractually limited to 0.25% for Delaware Emerging Markets Fund and Delaware International Small Cap Value Fund through March 31, 2006). Conversion may occur as late as three months after the eighth anniversary of purchase, during which time Class B's higher 12b-1 fees apply.


                           o You may purchase only up to $100,000 of Class B shares at any one time. The limitation on maximum purchases varies for retirement plans.

               CLASS C     o    Class C shares have no up-front sales charge, so
                                the full amount of your purchase is invested in a Fund. However, you will pay a contingent deferred sales charge of 1% if you redeem your shares within 12 months after you buy them.

                           o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information.

                           o Class C shares are subject to an annual 12b-1 fee no greater than 1% of average daily net assets, of which 0.25% are service fees paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.

                           o Because of the higher 12b-1 fees, Class C shares have higher expenses and any dividends paid on these shares are lower than dividends on Class A and Class R shares.

                           o Unlike Class B shares, Class C shares do not automatically convert into another class.

                           o You may purchase any amount less than $1,000,000 of Class C shares at any one time. The limitation on maximum purchases varies for retirement plans.

               CLASS R     o    Class R shares have no up-front sales charge, so
                                the full amount of your purchase is invested in a Fund. Class R shares are not subject to a contingent deferred sales charge.

                           o Class R shares are subject to an annual 12b-1 fee no greater than 0.60% of average daily net assets, which is lower than the 12b-1 fee for Class B and Class C shares.

                           o Because of the higher 12b-1 fee, Class R shares have higher expenses and any dividends paid on these shares are lower than dividends on Class A shares.

                           o Unlike Class B shares, Class R shares do not automatically convert into another class.

                           o    Class R shares generally are available only to
                                (i) qualified and non-qualified plan
                                shareholders covering multiple employees
                                (including 401(k), 401(a), 457, and
                                non-custodial 403(b) plans, as well as other non-qualified deferred compensation plans) with assets (at the time shares are considered for purchase) of $10 million or less; and (ii) to IRA rollovers from plans maintained on Delaware's retirement recordkeeping system that are offering R Class shares to participants.

                         Except as noted above, no other IRA accounts are eligible for Class R shares (e.g., no SIMPLE IRA's, SEP-IRA's, SAR-SEP IRA's, Roth IRA's, etc.). For purposes of determining plan asset levels, affiliated plans may be combined at the request of the plan sponsor.

                         Each share class may be eligible for purchase through programs sponsored by financial intermediaries where such program requires the purchase of a specific class of shares.


                         Any account holding Class A shares as of June 2, 2003 (the date Class R shares were made available) continues to be eligible to purchase Class A shares after that date. Any account holding Class R shares is not eligible to purchase Class A shares.


                DEALER   Your financial advisor that sells you shares of the
          COMPENSATION   Funds may be eligible to receive the following amounts
                         as compensation for your investment in the Funds. These amounts are paid by the distributor to the securities dealer with whom your financial advisor is associated.

                              CLASS A(1)   CLASS B(2)   CLASS C(3)   CLASS R(4)
                              ----------   ----------   ----------   ----------
COMMISSION (%)                         -         4.00%        1.00%           -

Investment up to $49,999            5.00%           -            -            -

$50,000 to $99,999                  4.00%           -            -            -

$100,000 to $249,999                3.00%           -            -            -

$250,000 to $499,999                2.00%           -            -            -

$500,000 to $999,999                1.60%           -            -            -

$1,000,000 to $4,999,999            1.00%           -            -            -

$5,000,000 to $24,999,999           0.50%           -            -            -

$25,000,000 +                       0.25%           -            -            -

12b-1 FEE TO DEALER                 0.30%        0.25%        1.00%        0.60%


(1) On sales of Class A shares, the Distributor re-allows to your securities dealer a portion of the front-end sales charge depending upon the amount you invested. Your securities dealer is eligible to receive up to 0.30% 12b-1 fee applicable to Class A shares. The maximum 12b-1 fee applicable to Class A shares is 0.30%, however the Distributor has contracted to limit this amount to 0.25% for the Delaware Emerging Markets Fund and Delaware International Small Cap Value Fund through March 31, 2006.


(2) On sales of Class B shares, the Distributor pays your securities dealer an up-front commission of 4.00%. Your securities dealer also may be eligible to receive a 12b-1 of up to 0.30% from the date of purchase. After approximately eight years, Class B shares automatically convert into Class A shares and dealers may then be eligible to receive the 0.30% 12b-1 fee applicable to Class A.

(3) On sales of Class C shares, the Distributor pays your securities dealer an up-front commission of 1.00%. The up-front commission includes an advance of the first year's 12b-1 service fee of up to 0.25%. During the first 12 months, the Distributor retains the full 1.00% 12b-1 fee to partially offset the up-front commission and the prepaid 0.25% service fee advanced at the time of purchase. Starting in the 13th month, your securities dealer may be eligible to receive the full 1.00% 12b-1 fee applicable to Class C.

(4) On sales of Class R shares, the Distributor does not pay your securities dealer an up-front commission. Your securities dealer may be eligible to receive a 12b-1 of up to 0.60% from the date of purchase.

    HOW TO REDUCE YOUR   We offer a number of ways to reduce or eliminate the
          SALES CHARGE   sales charge on shares. You may also need to provide
                         information to your financial advisor or the Fund in order to qualify for a reduction in sales charges, such as your other Delaware Investments fund holdings and the names and their holdings of qualifying family members. Please refer to the Statement of Additional
                         Information for detailed information and eligibility requirements. You can also get additional information from your financial advisor. You or your financial advisor must notify us at the time you purchase shares if you are eligible for any of these programs. Class R shares have no up-front sales charge.

                                                                               SHARE CLASS
                                                  ----------------------------------------------------------------------
      PROGRAM              HOW IT WORKS                     A                       B                        C
--------------------   ----------------------     ---------------------   ----------------------   ---------------------
Letter of Intent       Through a Letter of                  X             Although the Letter of Intent and Rights
                       Intent you agree to                                of Accumulation do not apply to the
                       invest a certain                                   purchase of Class B and Class C shares,
                       amount in Delaware                                 you can combine your purchase of Class A
                       Investments Funds                                  shares with your purchase of Class B and
                       (except money market                               Class C shares to fulfill your Letter of
                       funds with no sales                                Intent or qualify for Rights of
                       charge) over a                                     Accumulation.
                       13-month period to
                       qualify for reduced
                       front-end sales
                       charges.

Rights of              You can combine your                 X
Accumulation           holdings or
                       purchases of all
                       funds in the
                       Delaware Investments
                       family (except funds
                       with no sales
                       charge) as well as
                       the holdings and
                       purchases of your
                       spouse and children
                       under 21 to qualify
                       for reduced
                       front-end sales
                       charges.

Reinvestment of        Up to 12 months            For Class A, you        For Class B, your        Not available.
Redeemed Shares        after you redeem           will not have to pay    account will be
                       shares, you can            an additional           credited with the
                       reinvest the               front-end sales         contingent deferred
                       proceeds without           charge.                 sales charge you
                       paying a sales                                     previously paid on
                       charge as noted to                                 the amount you are
                       the right.                                         reinvesting. Your
                                                                          schedule for
                                                                          contingent deferred
                                                                          sales charges and
                                                                          conversion to Class
                                                                          A will not start
                                                                          over again; it will
                                                                          pick up from the
                                                                          point at which you
                                                                          redeemed your
                                                                          shares.

SIMPLE IRA, SEP IRA,   These investment                     X             There is no reduction in sales charges
SAR/SEP, Prototype     plans may qualify                                  for Class B or Class C shares for group
Profit Sharing,        for reduced sales                                  purchases by retirement plans.
Pension, 401(k),       charges by combining
SIMPLE 401(k),         the purchases of all
403(b)(7), and         members of the
457 Retirement Plans   group. Members of
                       these groups may
                       also qualify to
                       purchase shares
                       without a front-end
                       sales charge and may
                       also qualify for a
                       waiver of any
                       contingent deferred
                       sales charges.

     HOW TO BUY SHARES     [GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

                                    THROUGH YOUR FINANCIAL ADVISOR

                                    Your financial advisor can handle all the details of purchasing shares, including opening an account. Your advisor may charge a separate fee for this service.

                           [GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE ]

                                    BY MAIL

                                    Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

                           [GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

                                    BY WIRE

                                    Ask your bank to wire the amount you want to invest to Bank of New York, ABA #021000018, Bank Account number 8900403748. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us so we can assign you an account number.

                           [GRAPHIC OMITTED: ILLUSTRATION OF AN EXCHANGE SYMBOL]

                                    BY EXCHANGE

                                    You can exchange all or part of your
                                    investment in one or more funds in the
                                    Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that under most circumstances you are allowed to exchange only between like classes of shares. To open an account by exchange, call the Shareholder Service Center at 800 523-1918.

                           [GRAPHIC OMITTED: ILLUSTRATION OF A KEYPAD]

                                    THROUGH AUTOMATED SHAREHOLDER SERVICES

                                    You can purchase or exchange shares through Delaphone, our automated telephone service, or through our web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800 523-1918.

                         Once you have completed an application, you can open an account with an initial investment of $1,000 and make additional investments at any time for as little as $100. If you are buying shares in an Individual Retirement Account (IRA) or Roth IRA, under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act, or through an Automatic Investing Plan, the minimum purchase is $250, and you can make additional investments of only $25. The minimum for a Coverdell Education Savings Account (formerly an "Education IRA") is $500. The minimums vary for retirement plans other than IRAs, Roth IRAs or Coverdell Education Savings Accounts.

     HOW TO BUY SHARES   The price you pay for shares will depend on when we
           (continued)   receive your purchase order. In particular, we reserve
                         the right to reject any specific purchase order for any person whose transactions seem to follow a "market timing" pattern. If we or an authorized agent receives your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern
                         Time), you will pay that day's closing share price which is based on a Fund's net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

                         We determine each Fund's net asset value (NAV) per share at the close of regular trading on the New York Stock Exchange each business day that the Exchange is open. We normally calculate this value by adding the market value of all the securities and assets in a Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We generally price securities and other assets for which market quotations are readily available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days, we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

        FAIR VALUATION   Each Fund uses fair value pricing, it may take into
                         account any factors it deems appropriate. A Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

                         Each Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. Funds may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before a Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, each Fund may frequently value many foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.


                         Subject to the Board's oversight, each Fund's Board has delegated responsibility for valuing a Fund's assets to a Pricing Committee of the investment manager, which operates under the policies and procedures approved by the Board, to value a Fund's assets on behalf of each Fund. The Pricing Committee values Fund assets as described above.


      RETIREMENT PLANS   In addition to being an appropriate investment for your
                         IRA, Roth IRA and Coverdell Education Savings Account, shares in the Funds may be suitable for group retirement plans. You may establish your IRA account even if you are already a participant in an employer-sponsored retirement plan. For more information on how shares in these Funds can play an important role in your retirement planning or for details about group plans, please consult your financial advisor, or call 800 523-1918.

HOW TO REDEEM SHARES       [GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

                                    THROUGH YOUR FINANCIAL ADVISOR

                                    Your financial advisor can handle all the details of redeeming your shares. Your advisor may charge a separate fee for this service.


                           [GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE ]

                                    BY MAIL

                                    You can redeem your shares (sell them back to the fund) by mail by writing to: Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. All owners of the account must sign the request, and for redemptions of more than $100,000, you must include a signature guarantee for each owner. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account.


                           [GRAPHIC OMITTED: ILLUSTRATION OF A TELEPHONE]

                                    BY TELEPHONE

                                    You can redeem up to $100,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.


                           [GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

                                    BY WIRE

                                    You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account, normally the next business day after we receive your request. If you request a wire deposit, a bank wire fee may be deducted from your proceeds. Bank information must be on file before you request a wire redemption.


                           [GRAPHIC OMITTED: ILLUSTRATION OF A KEYPAD]

                                    THROUGH AUTOMATED SHAREHOLDER SERVICES

                                    You can redeem shares through Delaphone, our automated telephone service, or through our web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800 523-1918.

  HOW TO REDEEM SHARES   If you hold your shares in certificates, you must
           (continued)   submit the certificates with your request to sell the
                         shares. We recommend that you send your certificates by certified mail.

                         When you send us a properly completed request to redeem or exchange shares, and we or an authorized agent receives the request before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), you will receive the net asset value next determined after we receive your request. If we receive your request after the close of regular trading on the New York Stock Exchange, you will receive the net asset value next determined on the next business day. We will deduct any applicable contingent deferred sales charges. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

                         If you are required to pay a contingent deferred sales charge when you redeem your shares, the amount subject to the fee will be based on the shares' net asset value when you purchased them or their net asset value when you redeem them, whichever is less. This arrangement assures that you will not pay a contingent deferred sales charge on any increase in the value of your shares. You also will not pay the charge on any shares acquired by reinvesting dividends or capital gains. If you exchange shares of one fund for shares of another, you do not pay a contingent deferred sales charge at the time of the exchange. If you later redeem those shares, the purchase price for purposes of the contingent deferred sales charge formula will be the price you paid for the original shares--not the exchange price. The redemption price for purposes of this formula will be the NAV of the shares you are actually redeeming.

      ACCOUNT MINIMUMS   If you redeem shares and your account balance falls
                         below the required account minimum of $1,000 ($250 for IRAs, Uniform Gifts to Minors Act or Uniform Transfers to Minors Act accounts or accounts with automatic investing plans, $500 for Coverdell Education Savings
                         Accounts) for three or more consecutive months, you will have until the end of the current calendar quarter to raise the balance to the minimum. If your account is not at the minimum by the required time, you will be charged a $9 fee for that quarter and each quarter after that until your account reaches the minimum balance. If your account does not reach the minimum balance, your Fund may redeem your account after 60 days' written notice to you.

      SPECIAL SERVICES   To help make investing with us as easy as possible, and
                         to help you build your investments, we offer the following special services.

                                  AUTOMATIC   The Automatic Investing Plan
                             INVESTING PLAN   allows you to make regular monthly
                                              or quarterly investments directly
                                              from your checking account.

                             DIRECT DEPOSIT   With Direct Deposit you can make
                                              additional investments through
                                              payroll deductions, recurring
                                              government or private payments
                                              such as Social Security or direct
                                              transfers from your bank account.

                                 ELECTRONIC   With Delaware eDelivery you can
                                   DELIVERY   receive your fund documents
                                              electronically instead of via the
                                              U.S. mail. When you sign up for
                                              eDelivery, you can access your
                                              account statements, shareholder
                                              reports, and other fund materials
                                              online, in a secure environment at
                                              any time, from anywhere.

                             ONLINE ACCOUNT   Account access is a password
                                     ACCESS   protected area of the Delaware
                                              Investments Web site that gives
                                              you access to your account
                                              information and allows you to
                                              perform transactions in a secure
                                              environment.

                             WEALTH BUILDER   With the Wealth Builder Option you
                                     OPTION   can arrange automatic monthly
                                              exchanges between your shares in
                                              one or more Delaware Investments
                                              funds. Wealth Builder exchanges
                                              are subject to the same rules as
                                              regular exchanges (see below) and
                                              require a minimum monthly exchange
                                              of $100 per fund.

                                   DIVIDEND   Through our Dividend Reinvestment
                               REINVESTMENT   Plan, you can have your
                                       PLAN   distributions reinvested in your
                                              account or in an account in
                                              another fund in the Delaware
                                              Investments family. The shares
                                              that you purchase through the
                                              Dividend Reinvestment Plan are not
                                              subject to a front-end sales
                                              charge or to a contingent deferred
                                              sales charge. Under most
                                              circumstances, you may reinvest
                                              dividends only into like classes
                                              of shares.

                                  EXCHANGES   You can exchange all or part of
                                              your shares, normally for shares
                                              of the same class in another
                                              Delaware Investments fund without
                                              paying a front-end sales charge or
                                              a contingent deferred sales charge
                                              at the time of the exchange. We
                                              may refuse the purchase side of
                                              any exchange request, if, in the
                                              investment manager's judgment, the
                                              Fund would be unable to invest
                                              effectively in accordance with its
                                              investment objectives and policies
                                              or would otherwise potentially be
                                              adversely affected. In particular,
                                              a pattern of exchanges that
                                              coincide with a "market timing"
                                              strategy may be refused. However,
                                              if you exchange shares from a
                                              money market fund or from Class R
                                              shares of any fund you will pay
                                              any applicable sales charges on
                                              your new shares. When exchanging
                                              Class B and Class C shares of one
                                              fund for similar shares in other
                                              funds, your new shares will be
                                              subject to the same contingent
                                              deferred sales charge as the
                                              shares you originally purchased.
                                              The holding period for the
                                              contingent deferred sales charge
                                              will also remain the same, with
                                              the amount of time you held your
                                              original shares being credited
                                              toward the holding period of your
                                              new shares. You don't pay sales
                                              charges on shares that you
                                              acquired through the reinvestment
                                              of dividends. You may have to pay
                                              taxes on your exchange. When you
                                              exchange shares, you are
                                              purchasing shares in another fund
                                              so you should be sure to get a
                                              copy of the fund's prospectus and
                                              read it carefully before buying
                                              shares through an exchange.

    SPECIAL SERVICES
         (continued)

                           MoneyLine(SM) ON   Through our MoneyLine(SM) On
                             DEMAND SERVICE   Demand Service, you or your
                                              financial advisor may transfer
                                              money between your Fund account
                                              and your predesignated bank
                                              account by telephone request. This
                                              service is not available for
                                              retirement plans, except for
                                              purchases into IRAs. MoneyLine has
                                              a minimum transfer of $25 and a
                                              maximum transfer of $50,000.
                                              Delaware Investments does not
                                              charge a fee for this service;
                                              however, your bank may assess one.

                                  MONEYLINE   Through our MoneyLine Direct
                             DIRECT DEPOSIT   Deposit Service you can have $25
                                    SERVICE   or more in dividends and
                                              distributions deposited directly
                                              to your bank account. Delaware
                                              Investments does not charge a fee
                                              for this service; however, your
                                              bank may assess one. This service
                                              is not available for retirement
                                              plans.

                                 SYSTEMATIC   Through our Systematic Withdrawal
                            WITHDRAWAL PLAN   Plan you can arrange a regular
                                              monthly or quarterly payment from
                                              your account made to you or
                                              someone you designate. If the
                                              value of your account is $5,000 or
                                              more, you can make withdrawals of
                                              at least $25 monthly, or $75
                                              quarterly. You may also have your
                                              withdrawals deposited directly to
                                              your bank account through our
                                              MoneyLine Direct Deposit Service.

                                              The applicable Limited CDSC for
                                              Class A Shares and CDSC for Class
                                              B and C Shares redeemed via a
                                              Systematic Withdrawal Plan will be
                                              waived if the annual amount
                                              withdrawn in each year is less
                                              than 12% of the account balance on
                                              the date that the Plan is
                                              established. If the annual amount
                                              withdrawn in any year exceeds 12%
                                              of the account balance on the date
                                              that the Systematic Withdrawal
                                              Plan is established, all
                                              redemptions under the Plan will be
                                              subjected to the applicable
                                              contingent deferred sales charge,
                                              including an assessment for
                                              previously redeemed amounts under
                                              the Plan.

   FREQUENT TRADING OF   Each Fund discourages purchases by market timers and
           FUND SHARES   purchase orders (including the purchase side of
                         exchange orders) by shareholders identified as market timers may be rejected. The Fund's Board of Trustees has adopted policies and procedures designed to detect, deter and prevent trading activity detrimental to each Fund and its shareholders, such as market timing. Each
                         Fund will consider anyone who follows a pattern of market timing in any fund in the Delaware Investments
                         Family of Funds or the Optimum Funds Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.


                         Market timing of a fund occurs when investors make consecutive rapid short-term "roundtrips", or in other words, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 business days of a purchase of that fund's shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter of a previous short-term roundtrip in that fund, you may be considered a market timer. The purchase and sale of fund shares through the use of the exchange privilege are also included in determining whether market timing has occurred. Each Fund also reserves the right to consider other trading patterns as market timing.

                         Your ability to use a Fund's exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order. Each Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary or in any omnibus-type account. Transactions placed in violation of a Fund's market timing policy are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.

   FREQUENT TRADING OF   However, sales of Fund shares back to a Fund or
           FUND SHARES   redemptions will continue to be permitted in accordance
           (continued)   with the terms of the Fund's current Prospectus. This
                         may result in an undesirable situation where a shareholder with an account closed to new purchases could be faced with a costly redemption of Fund shares if, for example, these shares have declined in value, the shareholder recently paid a front-end sales charge or the shares are subject to a CDSC, or the sale results in adverse tax consequences to the shareholder.
                         To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Fund shares and avoid frequent trading in Fund shares.

                         Each Fund reserves the right to modify this policy, including any monitoring procedures and the procedures to close accounts to new purchases established from time to time to effectuate this policy, at any time without notice. Though the implementation of this policy involves judgments that are inherently subjective and involves some selectivity in their application, we seek to make judgments and applications that are consistent with the interests of the Fund's shareholders. While we will seek to take actions that will detect market timing, we cannot represent that such trading activity can be completely eliminated.

                         RISKS OF MARKET TIMING. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a Fund's shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Fund may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Fund performance.

                         A Fund that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Fund calculates its NAV at 4:00 p.m. Eastern Time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of foreign securities established some time before the Fund calculates its own share price. Any Fund that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. Funds that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in small cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high yield bonds, asset-backed securities, or municipal bonds.

                         TRANSACTION MONITORING PROCEDURES. Each Fund, through its transfer agent, maintains surveillance procedures designed to detect excessive or short-term trading in Fund shares. This monitoring process involves several factors, which includes scrutinizing transactions in Fund shares for transactions in violation of the Fund's market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Funds may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

                         Omnibus account arrangements are common forms of holding shares of the Funds, particularly among certain brokers, dealers, and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Funds seek to apply their monitoring procedures to these omnibus account arrangements and to the individual participant level in such accounts. In efforts to discourage market timers in such accounts the Funds may consider enforcement against market timers at the participant level and at the omnibus level, up to and including termination of the omnibus account.

                         LIMITATIONS ON ABILITY TO DETECT AND CURTAIL MARKET TIMING. Shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of a Fund and its agents to detect market timing in Fund shares, there is no guarantee that a Fund will be able to identify these shareholders or curtail their trading practices. In particular, a Fund may not be able to detect market timing in Fund shares attributable to a particular investor who effects purchase and/or exchange activity in Fund shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Fund shares.

            DIVIDENDS,   DIVIDENDS AND CAPITAL GAINS, IF ANY, ARE PAID ANNUALLY
     DISTRIBUTIONS AND   FOR EACH OF THE FUNDS. WE AUTOMATICALLY REINVEST ALL
                 TAXES   DIVIDENDS AND ANY CAPITAL GAINS, UNLESS YOU DIRECT US
                         OTHERWISE.

                         In addition, in order to satisfy certain distribution requirements of the Tax Reform Act of 1986, the Funds may declare special year-end dividend and capital gains distributions during November and December to shareholders of record on a date in such month. Such distributions, if received by shareholders by January, are deemed to have been paid by the Funds and received by shareholders on the earlier of the date paid or December 31 of the prior year.

                         The tax status of your dividends from the Funds is the same whether you reinvest your dividends or receive them in cash.

                         Distributions from the Funds' long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. The tax rate on capital gains is less than the tax rate on ordinary income.

                         You also may be subject to state and local taxes on distributions. Tax laws are subject to change, so we urge you to consult your tax advisor about your particular tax situation and how it might be affected by current tax law.

                         We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.


      OTHER INVESTMENT   HIGH-YIELD, HIGH RISK SECURITIES. Delaware Emerging
     POLICIES AND RISK   Markets Fund and Delaware International Small Cap Value
        CONSIDERATIONS   Fund may invest in high-yield, high risk foreign
                         fixed-income securities. In the past, in the opinion of the Fund's portfolio managers, the high-yields from these bonds have more than compensated for their higher default rates. There can be no assurance, however, that yields will continue to offset default rates on these bonds in the future. The Fund's portfolio managers intends to maintain adequately diversified portfolios of stocks and bonds. While diversification can help to reduce the effect of an individual default on a Fund, there can be no assurance that any diversification in holdings will protect the Fund from widespread bond defaults brought about by a sustained economic downturn.


                         Medium- and low-grade bonds held by a Fund may be issued as a consequence of corporate restructurings, such as leveraged buy-outs, mergers, acquisitions, debt recapitalizations or similar events. Also these bonds are often issued by smaller, less creditworthy companies or foreign governments or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by bonds issued under such circumstances are substantial.

                         OTHER INVESTMENT POLICIES AND RISK CONSIDERATIONS (continued)

                         The economy and interest rates may affect these high-yield, high risk securities differently from other securities. Prices have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or a substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. Changes by recognized rating agencies in their rating of any security and in the ability of an issuer to make payments of interest and principal will also ordinarily have a more dramatic effect on the values of these investments than on the values of higher-rated securities. Consequently, these changes will affect a Fund's net asset value per share.

                         FOREIGN CURRENCY TRANSACTIONS. Although each Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. Each Fund will, however, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to minimize currency value fluctuations. Each Fund may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (i.e., a "forward foreign currency" contract or "forward" contract). A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract. Each Fund will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion.

                         Each Fund may enter into forward contracts to "lock in" the price of a security it has agreed to purchase or sell, in terms of U.S. dollars or other currencies in which the transaction will be consummated. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying security transaction, a Fund will be able to protect itself against a possible loss resulting from an adverse change in currency exchange rates during the period between the date the security is purchased or sold and the date on which payment is made or received.


                         When the Fund's portfolio managers believe that the currency of a particular country may suffer a significant decline against the U.S. dollar or against another currency, a Fund may enter into a forward foreign currency contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency.


                         A Fund will not enter into forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency.

                         At the maturity of a forward contract, a Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency. A Fund may realize gains or losses from currency transactions.

    CERTAIN MANAGEMENT   INVESTMENTS BY FUND OF FUNDS AND INVESTMENT VEHICLES
        CONSIDERATIONS   THAT OPERATE SIMILARLY TO FUNDS OF FUNDS. The Fund
                         accepts investments from funds of funds, including those within Delaware Investments family, and investment vehicles that operate similarly to funds of funds, such as 529 plans. A "529 Plan" is a college savings program that operates under section 529 of the Internal Revenue Code. From time to time, the Fund may experience large investments or redemptions due to allocations or rebalancings by these funds of funds and/or similar investment vehicles. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The investment manager will monitor transactions by the funds of funds and/or similar investment vehicles and will attempt to minimize any adverse effects on the Fund and funds of funds and/or similar investment vehicle as a result of these transactions.

FINANCIAL HIGHLIGHTS

THE FINANCIAL HIGHLIGHTS TABLES are intended to help you understand a Fund's financial performance. Currently, financial highlights are not provided for Class R shares of the Delaware Emerging Markets Fund and Delaware International Small Cap Value Fund since the class has not yet commenced operations. All "per share" information reflects financial results for a single Fund share. This information has been audited by Ernst & Young LLP, whose report, along with each Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800 523-1918.


                                                                                                                     CLASS A
                                                ----------------------------------------------------------------------------
                                                                                                                  Year ended
                                                                                                                       11/30
Delaware International Value Equity Fund                2004            2003            2002            2001            2000
---------------------------------------------   ------------    ------------    ------------    ------------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD            $     13.350    $      11.20    $     12.360    $     15.690    $     16.150
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(1)                               0.261           0.184           0.085           0.149           0.162
Net realized and unrealized gain (loss) on
 investments and foreign currencies                    2.891           2.626          (0.992)         (1.191)         (0.080)
                                                ------------    ------------    ------------    ------------    ------------
Total from investment operations                       3.152           2.810          (0.907)         (1.042)          0.082
                                                ------------    ------------    ------------    ------------    ------------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                 (0.162)         (0.091)         (0.123)         (0.194)         (0.220)
Net realized gain on investments                           -          (0.389)         (0.310)         (2.094)         (0.322)
                                                ------------    ------------    ------------    ------------    ------------
Total dividends and distributions                     (0.162)         (0.480)         (0.433)         (2.288)         (0.542)
                                                ------------    ------------    ------------    ------------    ------------
NET ASSET VALUE, END OF PERIOD                  $     16.340    $     13.350    $     11.020    $     12.360    $     15.690
                                                ============    ============    ============    ============    ============
TOTAL RETURN(2)                                        23.83%          26.87%          (7.55%)         (8.33%)          0.38%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)         $    308,751    $    195,950    $     88,499    $     76,388    $     80,652
Ratio of expenses to average net assets                 1.70%           2.04%           2.13%           1.99%           1.89%
Ratio of net investment income to average
 net assets                                             1.78%           1.60%           0.72%           1.12%           1.02%
Portfolio turnover                                         7%             14%             23%             15%             10%


(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

(3) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

     HOW TO READ THE   NET INVESTMENT         NET REALIZED AND UNREALIZED GAIN (LOSS)
FINANCIAL HIGHLIGHTS   INCOME (LOSS)          ON INVESTMENTS AND FOREIGN CURRENCIES      NET ASSET VALUE (NAV)
                       --------------------   ----------------------------------------   ---------------------
                       Net investment         A realized gain on investments occurs      This is the value of
                       income (loss)          when we sell an investment at a profit,    a mutual fund share,
                       includes dividend      while a realized loss on investments       calculated by
                       and interest income    occurs when we sell an investment at a     dividing the net
                       earned from a fund's   loss. When an investment increases or      assets by the number
                       securities; it is      decreases in value but we do not sell      of shares
                       after expenses have    it, we record an unrealized gain or        outstanding.
                       been deducted.         loss. The amount of realized gain per
                                              share, if any, that we pay to
                                              shareholders would be listed under "Less
                                              dividends and distributions from-Net
                                              realized gain on investments." Realized
                                              and unrealized gain (loss) on foreign
                                              currencies represent changes in the U.S.
                                              dollar value of assets (including
                                              investments) and liabilities denominated
                                              in foreign currencies as a result of
                                              changes in foreign currency exchange
                                              rates.

                                                                                                                     CLASS B
                                                ----------------------------------------------------------------------------
                                                                                                                  Year ended
                                                                                                                       11/30
Delaware International Value Equity Fund                2004            2003            2002            2001            2000
---------------------------------------------   ------------    ------------    ------------    ------------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD            $     13.250    $     10.930    $     12.250    $     15.570    $     16.090
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(1)                               0.160           0.106           0.003           0.057           0.051
Net realized and unrealized gain (loss) on
 investments and foreign currencies                    2.873           2.613          (0.980)         (1.197)         (0.079)
                                                ------------    ------------    ------------    ------------    ------------
Total from investment operations                       3.033           2.719          (0.977)         (1.140)         (0.028)
                                                ------------    ------------    ------------    ------------    ------------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                 (0.083)         (0.010)         (0.033)         (0.086)         (0.170)
Net realized gain on investments                           -          (0.389)         (0.310)         (2.094)         (0.322)
                                                ------------    ------------    ------------    ------------    ------------
Total dividends and distributions                     (0.083)         (0.399)         (0.343)         (2.180)         (0.492)
                                                ------------    ------------    ------------    ------------    ------------
NET ASSET VALUE, END OF PERIOD                  $     16.200    $     13.250    $     10.930    $     12.250    $     15.570
                                                ============    ============    ============    ============    ============
TOTAL RETURN(2)                                        23.00%          25.99%          (8.16%)         (9.04%)         (0.31%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)         $     38,962    $     31,904    $     24,006    $     30,956    $     32,178
Ratio of expenses to average net assets                 2.40%           2.74%           2.83%           2.69%           2.59%
Ratio of net investment income to average
 net assets                                             1.08%           0.90%           0.02%           0.42%           0.32%
Portfolio turnover                                         7%             14%             23%             15%             10%

                                                                                                                     CLASS C
                                                ----------------------------------------------------------------------------
                                                                                                                  Year ended
                                                                                                                       11/30
Delaware International Value Equity Fund                2004            2003            2002            2001            2000
---------------------------------------------   ------------    ------------    ------------    ------------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD            $     13.240    $     10.910    $     12.240    $     15.560    $     16.070
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(1)                               0.160           0.104           0.005           0.057           0.051
Net realized and unrealized gain (loss) on
 investments and foreign currencies                    2.863           2.625          (0.992)         (1.197)         (0.069)
                                                ------------    ------------    ------------    ------------    ------------
Total from investment operations                       3.023           2.729          (0.987)         (1.140)         (0.018)
                                                ------------    ------------    ------------    ------------    ------------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                 (0.083)         (0.010)         (0.033)         (0.086)         (0.170)
Net realized gain on investments                           -          (0.389)         (0.310)         (2.094)         (0.322)
                                                ------------    ------------    ------------    ------------    ------------
Total dividends and distributions                     (0.083)         (0.399)         (0.343)         (2.180)         (0.492)
                                                ------------    ------------    ------------    ------------    ------------
NET ASSET VALUE, END OF PERIOD                  $     16.180    $     13.240    $     10.910    $     12.240    $     15.560
                                                ============    ============    ============    ============    ============
TOTAL RETURN(2)                                        22.94%          26.13%          (8.25%)         (9.04%)         (0.25%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)         $     70,169    $     34,852    $     13,604    $      8,657    $     10,202
Ratio of expenses to average net assets                 2.40%           2.74%           2.83%           2.69%           2.59%
Ratio of net investment income to average
 net assets                                             1.08%           0.90%           0.02%           0.42%           0.32%
Portfolio turnover                                         7%             14%             23%             15%             10%


                                                                     CLASS R
                                                ----------------------------
                                                        Year          Period
                                                       ended       6/2/03(3)
                                                       11/30         through
Delaware International Value Equity Fund                2004        11/30/03
---------------------------------------------   ------------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD            $     13.350    $     11.480
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(1)                               0.217           0.020
Net realized and unrealized gain (loss) on
 investments and foreign currencies                    2.879           1.850
                                                ------------    ------------
Total from investment operations                       3.096           1.870
                                                ------------    ------------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                 (0.176)              -
Net realized gain on investments                      (0.176)              -
                                                ------------    ------------
Total dividends and distributions                          -               -
                                                ------------    ------------
NET ASSET VALUE, END OF PERIOD                  $     16.270    $     13.350
                                                ============    ============
TOTAL RETURN(2)                                        23.43%          16.29%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)         $      1,547    $        346
Ratio of expenses to average net assets                 2.00%           2.47%
Ratio of net investment income to average
 net assets                                             1.48%           0.33%
Portfolio turnover                                         7%             14%


                                                                                     RATIO OF NET
                                                                                     INVESTMENT INCOME
                                                              RATIO OF EXPENSES TO   (LOSS) TO AVERAGE
TOTAL RETURN                          NET ASSETS              AVERAGE NET ASSETS     NET ASSETS             PORTFOLIO TURNOVER
--------------------                  --------------------    --------------------   -------------------    -------------------
This represents the rate that an      Net assets represent    The expense ratio is   We determine this      This figure tells
investor would have earned or lost    the total value of      the percentage of      ratio by dividing      you the amount of
on an investment in a fund. In        all the assets in a     net assets that a      net investment         trading activity in
calculating this figure for the       fund's portfolio,       fund pays annually     income (loss) by       a fund's portfolio.
financial highlights table, we        less any                for operating          average net assets.    For example, a
include applicable fee waivers,       liabilities, that       expenses and                                  turnover rate of
exclude front-end and contingent      are attributable to     management fees.                              100% would occur if
deferred sales charges, and assume    that class of the       These expenses                                the Fund bought and
the shareholder has reinvested all    fund.                   include accounting                            sold all of the
dividends and realized gains.                                 and administration                            securities in its
                                                              expenses, services                            portfolio once in
                                                              for shareholders,                             the course of a
                                                              and similar                                   year, or frequently
                                                              expenses.                                     traded a single
                                                                                                            security. High
                                                                                                            turnover can result
                                                                                                            in increased
                                                                                                            transaction costs
                                                                                                            and tax liability
                                                                                                            for investors.

                                                                                                                     CLASS A
                                                ----------------------------------------------------------------------------
                                                                                                                  Year ended
                                                                                                                       11/30
Delaware Emerging Markets Fund                          2004            2003            2002            2001            2000
---------------------------------------------   ------------    ------------    ------------    ------------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD            $     10.890    $      7.240    $      6.920    $      6.600    $      8.050
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(1)                               0.225           0.111           0.181           0.170           0.107
Net realized and unrealized gain (loss) on
 investments and foreign currencies                    3.637           3.712           0.269           0.176          (1.437)
                                                ------------    ------------    ------------    ------------    ------------
Total from investment operations                       3.862           3.823           0.450           0.346          (1.330)
                                                ------------    ------------    ------------    ------------    ------------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                 (0.202)         (0.173)         (0.130)         (0.026)         (0.120)
                                                ------------    ------------    ------------    ------------    ------------
Total dividends and distributions                     (0.202)         (0.173)         (0.130)         (0.026)         (0.120)
                                                ------------    ------------    ------------    ------------    ------------
NET ASSET VALUE, END OF PERIOD                  $     14.550    $     10.890    $      7.240    $      6.920    $      6.600
                                                ============    ============    ============    ============    ============
TOTAL RETURN(2)                                        36.01%          54.01%           6.62%           5.09%         (16.78%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)         $    209,870    $     38,383    $      8,202    $      6,650    $      6,242
Ratio of expenses to average net assets                 1.91%           1.95%           1.95%           1.95%           1.95%
Ratio of expenses to average net assets
 prior to expense limitation and expenses
 paid indirectly                                        2.12%           2.66%           2.99%           2.73%           2.85%
Ratio of net investment income to average
 net assets                                             1.81%           1.28%           2.46%           2.39%           1.28%
Ratio of net investment income (loss) to
 average net assets prior to expense
 limitation and expenses paid indirectly                1.60%           0.57%           1.42%           1.61%           0.38%
Portfolio turnover                                        34%             55%             33%             36%             31%


(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager and distributor. Performance would have been lower had the expense limitation not been in effect.

                                                                                                                     CLASS B
                                                ----------------------------------------------------------------------------
                                                                                                                  Year ended
                                                                                                                       11/30
Delaware Emerging Markets Fund                          2004            2003            2002            2001            2000
---------------------------------------------   ------------    ------------    ------------    ------------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD            $     10.710    $      7.120    $      6.800    $      6.520    $      7.960
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(1)                               0.135           0.050           0.126           0.117           0.045
Net realized and unrealized gain (loss) on
 investments and foreign currencies                    3.583           3.658           0.271           0.163          (1.415)
                                                ------------    ------------    ------------    ------------    ------------
Total from investment operations                       3.718           3.708           0.397           0.280          (1.370)
                                                ------------    ------------    ------------    ------------    ------------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                 (0.138)         (0.118)         (0.077)              -          (0.070)
                                                ------------    ------------    ------------    ------------    ------------
Total dividends and distributions                     (0.138)         (0.118)         (0.077)              -          (0.070)
                                                ------------    ------------    ------------    ------------    ------------
NET ASSET VALUE, END OF PERIOD                  $     14.290    $     10.710    $      7.120    $      6.800    $      6.520
                                                ============    ============    ============    ============    ============
TOTAL RETURN(2)                                        35.08%          52.90%           5.90%           4.29%         (17.44%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)         $     16,027    $      6,695    $      3,050    $      2,763    $      2,715
Ratio of expenses to average net assets                 2.66%           2.70%           2.70%           2.70%           2.70%
Ratio of expenses to average net assets
 prior to expense limitation and expenses
 paid indirectly                                        2.82%           3.36%           3.69%           3.43%           3.55%
Ratio of net investment income to average
 net assets                                             1.06%           0.53%           1.71%           1.64%           0.53%
Ratio of net investment income (loss) to
 average net assets prior to expense
 limitation and expenses paid indirectly                0.90%          (0.13%)          0.72%           0.91%          (0.32%)
Portfolio turnover                                        34%             55%             33%             36%             31%


                                                                                                                     CLASS C
                                                ----------------------------------------------------------------------------
                                                                                                                  Year ended
                                                                                                                       11/30
Delaware Emerging Markets Fund                          2004            2003            2002            2001            2000
---------------------------------------------   ------------    ------------    ------------    ------------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD            $     10.700    $      7.110    $      6.800    $      6.510    $      7.950
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(1)                               0.135           0.048           0.126           0.117           0.045
Net realized and unrealized gain (loss) on
 investments and foreign currencies                    3.573           3.660           0.261           0.173          (1.415)
                                                ------------    ------------    ------------    ------------    ------------
Total from investment operations                       3.708           3.708           0.387           0.290          (1.370)
                                                ------------    ------------    ------------    ------------    ------------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                 (0.138)         (0.118)         (0.077)              -          (0.070)
                                                ------------    ------------    ------------    ------------    ------------
Total dividends and distributions                     (0.138)         (0.118)         (0.077)              -          (0.070)
                                                ------------    ------------    ------------    ------------    ------------
NET ASSET VALUE, END OF PERIOD                  $     14.270    $     10.700    $      7.110    $      6.800    $      6.510
                                                ============    ============    ============    ============    ============
TOTAL RETURN(2)                                        35.02%          52.97%           5.75%           4.46%         (17.46%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)         $     50,564    $      6,259    $      1,391    $      1,041    $      1,443
Ratio of expenses to average net assets                 2.66%           2.70%           2.70%           2.70%           2.70%
Ratio of expenses to average net assets
 prior to expense limitation and expenses
 paid indirectly                                        2.82%           3.36%           3.69%           3.43%           3.55%
Ratio of net investment income to average
 net assets                                             1.06%           0.53%           1.71%           1.64%           0.53%
Ratio of net investment income (loss) to
 average net assets prior to expense
 limitation and expenses paid indirectly                0.90%          (0.13%)          0.72%           0.91%          (0.32%)
Portfolio turnover                                        34%             55%             33%             36%             31%

                                                                                                                     CLASS A
                                                ----------------------------------------------------------------------------
                                                                                                                  Year ended
                                                                                                                       11/30
Delaware International Small Cap Value Fund             2004            2003            2002            2001            2000
---------------------------------------------   ------------    ------------    ------------    ------------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD            $      8.700    $      6.250    $      7.410    $      8.340    $     10.730
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(2)                        0.156           0.113           0.143           0.146           0.209
Net realized and unrealized gain (loss) on
 investments and foreign currencies                    2.059           2.457          (1.098)         (0.367)         (0.727)
                                                ------------    ------------    ------------    ------------    ------------
Total from investment operations                       2.215           2.570          (0.955)         (0.221)         (0.518)
                                                ------------    ------------    ------------    ------------    ------------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                 (0.105)         (0.120)         (0.138)         (0.188)         (0.140)
Net realized gain on investments                           -               -          (0.067)         (0.521)         (1.732)
                                                ------------    ------------    ------------    ------------    ------------
Total dividends and distributions                     (0.105)         (0.120)         (0.205)         (0.709)         (1.872)
                                                ------------    ------------    ------------    ------------    ------------
NET ASSET VALUE, END OF PERIOD                  $     10.810    $      8.700    $      6.250    $      7.410    $      8.340
                                                ============    ============    ============    ============    ============
TOTAL RETURN(3)                                        25.74%          41.97%         (13.23%)         (3.09%)         (5.32%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)         $     16,597    $     12,669    $      4,839    $         35    $          -
Ratio of expenses to average net assets                 1.50%           1.50%           1.50%           1.29%           1.25%
Ratio of expenses to average net assets
 prior to expense limitation and expenses
 paid indirectly                                        2.21%           2.10%           2.57%           3.67%           1.77%
Ratio of net investment income (loss) to
 average net assets                                     1.64%           1.59%           2.03%           1.87%           2.45%
Ratio of net investment income (loss) to
 average net assets prior to expense
 limitation and expenses paid indirectly                0.93%           0.99%           0.96%          (0.51%)          1.93%
Portfolio turnover                                        36%             59%             24%             20%             22%


(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect an impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager and distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.

                                                                                                     CLASS B
                                                ------------------------------------------------------------
                                                                                  Year ended      9/28/01(1)
                                                                                       11/30              to
Delaware International Small Cap Value Fund             2004            2003            2002        11/30/01
---------------------------------------------   ------------    ------------    ------------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD            $      8.660    $      6.210    $      7.410    $      6.920
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(2)                        0.085           0.060           0.091          (0.003)
Net realized and unrealized gain (loss) on
 investments and foreign currencies                    2.042           2.457          (1.100)          0.493
                                                ------------    ------------    ------------    ------------
Total from investment operations                       2.127           2.517          (1.009)          0.490
                                                ------------    ------------    ------------    ------------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                 (0.047)         (0.067)         (0.124)              -
Net realized gain on investments                           -               -          (0.067)              -
                                                ------------    ------------    ------------    ------------
Total dividends and distributions                     (0.047)         (0.067)         (0.191)              -
                                                ------------    ------------    ------------    ------------
NET ASSET VALUE, END OF PERIOD                  $     10.740    $      8.660    $      6.210    $      7.410
                                                ============    ============    ============    ============
TOTAL RETURN(3)                                        24.68%          41.00%         (13.95%)          7.08%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)         $      6,673    $      6,064    $      2,929    $         17
Ratio of expenses to average net assets                 2.25%           2.25%           2.25%           2.25%
Ratio of expenses to average net assets
 prior to expense limitation and expenses
 paid indirectly                                        2.91%           2.80%           3.32%          13.55%
Ratio of net investment income (loss) to
 average net assets                                     0.89%           0.84%           1.28%          (0.03%)
Ratio of net investment income (loss) to
 average net assets prior to expense
 limitation and expenses paid indirectly                0.23%           0.29%           0.21%         (11.33%)
Portfolio turnover                                        36%             59%             24%             20%

                                                                                                     CLASS C
                                                ------------------------------------------------------------
                                                                                  Year ended      9/28/01(1)
                                                                                       11/30              to
Delaware International Small Cap Value Fund             2004            2003            2002        11/30/01
---------------------------------------------   ------------    ------------    ------------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD            $      8.660    $      6.210    $      7.410    $      6.920
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(2)                        0.084           0.054           0.089          (0.003)
Net realized and unrealized gain (loss) on
 investments and foreign currencies                    2.053           2.463          (1.098)          0.493
                                                ------------    ------------    ------------    ------------
Total from investment operations                       2.137           2.517          (1.009)          0.490
                                                ------------    ------------    ------------    ------------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                 (0.047)         (0.067)         (0.124)              -
Net realized gain on investments                           -               -          (0.067)              -
                                                ------------    ------------    ------------    ------------
Total dividends and distributions                     (0.047)         (0.067)         (0.191)              -
                                                ------------    ------------    ------------    ------------
NET ASSET VALUE, END OF PERIOD                  $     10.750    $      8.660    $      6.210    $      7.410
                                                ============    ============    ============    ============
TOTAL RETURN(3)                                        24.80%          41.00%         (13.95%)          7.08%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)         $      4,355    $      1,504    $         95    $          4
Ratio of expenses to average net assets                 2.25%           2.25%           2.25%           2.25%
Ratio of expenses to average net assets
 prior to expense limitation and expenses
 paid indirectly                                        2.91%           2.80%           3.32%          13.55%
Ratio of net investment income (loss) to
 average net assets                                     0.89%           0.84%           1.28%          (0.03%)
Ratio of net investment income (loss) to
 average net assets prior to expense
 limitation and expenses paid indirectly                0.23%           0.29%           0.21%         (11.33%)
Portfolio turnover                                        36%             59%             24%             20%

GLOSSARY

       HOW TO USE THIS   This glossary includes definitions of investment terms,
              GLOSSARY   many of which are used throughout the Prospectus. If
                         you would like to know the meaning of an investment term that is not explained in the text please check the glossary.

AMORTIZED COST

Amortized cost is a method used to value a fixed-income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

AVERAGE MATURITY

An average of when the individual bonds and other debt securities held in a portfolio will mature.

BOND

A debt security, like an IOU, issued by a company, municipality or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date. A bond's price changes prior to maturity and is inversely related to current interest rates. When interest rates rise, bond prices fall, and when interest rates fall, bond prices rise. See Fixed-income securities.

BOND RATINGS

Independent evaluations of creditworthiness, ranging from Aaa/AAA (highest quality) to D (lowest quality). Bonds rated Baa/BBB or better are considered investment grade. Bonds rated Ba/BB or lower are commonly known as junk bonds. See also Nationally recognized statistical ratings organization.

CAPITAL

The amount of money you invest.

CAPITAL APPRECIATION

An increase in the value of an investment.

CAPITAL GAINS DISTRIBUTIONS

Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

CITIGROUP WORLD EX-U.S. EMI

The Citigroup World ex-U.S. EMI is a U.S. dollar denominated float weighted equity index of companies located outside the United States with a market capitalization of $100 million or larger available to investment. This index consists of the companies in the lowest 20% in market capitalization within the Citigroup Global Equity Broad Market Index.

COMMISSION

The fee an investor pays to a financial advisor for investment advice and help in buying or selling mutual funds, stocks, bonds or other securities.

COMPOUNDING

Earnings on an investment's previous earnings.

CONSUMER PRICE INDEX (CPI)

Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

CONTINGENT DEFERRED SALES CHARGE (CDSC)

Fee charged by some mutual funds when shares are redeemed (sold back to the fund) within a set number of years; an alternative method for investors to compensate a financial advisor for advice and service, rather than an up-front commission.

CORPORATE BOND

A debt security issued by a corporation. See Bond.

CURRENCY EXCHANGE RATES

The price at which one country's currency can be converted into another's. This exchange rate varies almost daily according to a wide range of political, economic, and other factors.

DEPRECIATION

A decline in an investment's value.

DIVERSIFICATION

The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

DIVIDEND DISTRIBUTION

Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

DURATION

A measurement of a fixed-income investment's price volatility. The larger the number, the greater the likely price change for a given change in interest rates.

EXPENSE RATIO

A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.

FINANCIAL ADVISOR

Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

FIXED-INCOME SECURITIES

With fixed-income securities, the money you originally invested is paid back at a pre-specified maturity date. These securities, which include government, corporate or municipal bonds, as well as money market securities, typically pay a fixed rate of return (often referred to as interest). See Bond.

INFLATION

The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

INVESTMENT GOAL

The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

MANAGEMENT FEE

The amount paid by a mutual fund to the investment advisor for management services, expressed as an annual percentage of the fund's average daily net assets.

MARKET CAPITALIZATION

The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.

MATURITY

The length of time until a bond issuer must repay the underlying loan principal to bondholders.

MORGAN STANLEY CAPITAL INTERNATIONAL EAFE (EUROPE, AUSTRALASIA, FAR EAST) INDEX

The Morgan Stanley Capital International EAFE Index is an international index including stocks traded on approximately 16 exchanges in Europe, Australasia and the Far East, weighted by capitalization.

MORGAN STANLEY CAPITAL INTERNATIONAL EMF (EMERGING MARKETS FREE) INDEX

The Morgan Stanley Capital International EMF Index is a U.S. dollar dominated index comprised of stocks of countries with below average per capita GDP as defined by the World Bank, foreign ownership restrictions, a tax regulatory environment, and greater perceived market risk than in the developed countries. Within this index, MSCI aims to capture an aggregate of 60% of local market capitalization.

NASD Regulation, Inc. (NASDR(SM))

The independent subsidiary of the National Association of Securities Dealers, Inc. responsible for regulating the securities industry.

NATIONALLY RECOGNIZED STATISTICAL RATINGS ORGANIZATION (NRSRO)

A company that assesses the credit quality of bonds, commercial paper, preferred and common stocks and municipal short-term issues, rating the probability that the issuer of the debt will meet the scheduled interest payments and repay the principal. Ratings are published by such companies as Moody's Investors Service, Inc. (Moody's), Standard & Poor's (S&P), Duff & Phelps, Inc. (Duff), and Fitch, Inc. (Fitch).

NET ASSETS

Net assets for purposes of each Fund's 80% Policy means the total value of all assets in the Fund's portfolio, minus any liabilities, plus the amount of the Fund's borrowings, if any, for investment purposes.

NET ASSET VALUE (NAV)

The daily value of one mutual fund share, generally equal to a fund's net assets divided by the number of shares outstanding.

PREFERRED STOCK

Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stocks also often pay dividends at a fixed rate and are sometimes convertible into common stock.

PRICE-TO-EARNINGS RATIO

A measure of a stock's value calculated by dividing the current market price of a share of stock by its annual earnings per share. A stock selling for $100 per share with annual earnings per share of $5 has a P/E of 20.

PRINCIPAL

Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.

PROSPECTUS

The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

REDEEM

To cash in your shares by selling them back to the mutual fund.

RISK

Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

SALES CHARGE

Charge on the purchase or redemption of fund shares sold through financial advisors. May vary with the amount invested. Typically used to compensate advisors for advice and service provided.

SEC (SECURITIES AND EXCHANGE COMMISSION)

Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

SHARE CLASSES

Different classifications of shares; mutual fund share classes offer a variety of sales charge choices.

SIGNATURE GUARANTEE

Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid; signature guarantees can be provided by members of the STAMP program.

STANDARD DEVIATION

A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The document serving as "Part B" of a fund's prospectus that provides more detailed information about the fund's organization, investments, policies and risks.

STOCK

An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as common stocks or equities.

TOTAL RETURN

An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

UNIFORM GIFTS TO MINORS ACT AND UNIFORM TRANSFERS TO MINORS ACT

Federal and state laws that provide a simple way to transfer property to a minor with special tax advantages.

VOLATILITY

The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

Appendix A - Bond Ratings

APPENDIX A - BOND RATINGS

Excerpts from Moody's description of its bond ratings: Aaa--judged to be the best quality. They carry the smallest degree of investment risk; Aa--judged to be of high quality by all standards; A--possess favorable attributes and are considered "upper medium" grade obligations; Baa--considered as medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; Ba--judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B--generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa--are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca--represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C--the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Excerpts from S&P's description of its bond ratings: AAA--highest grade obligations. They possess the ultimate degree of protection as to principal and interest; AA--also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in a small degree; A--strong ability to pay interest and repay principal although more susceptible to changes in circumstances; BBB--regarded as having an adequate capacity to pay interest and repay principal; BB, B, CCC, CC--regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions; C--reserved for income bonds on which no interest is being paid; D--in default, and payment of interest and/or repayment of principal is in arrears.

DELAWARE INTERNATIONAL   Additional information about the Funds' investments is
VALUE EQUITY FUND        available in the Funds' annual and semiannual reports
                         to shareholders. In the Funds' shareholder reports, you
DELAWARE EMERGING        will find a discussion of the market conditions and
MARKETS FUND             investment strategies that significantly affected the
                         Funds' performance during the report period. You can
DELAWARE INTERNATIONAL   find more detailed information about the Funds in the
SMALL CAP VALUE FUND     current Statement of Additional Information, which we
                         have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. If you want a free copy of the Statement of Additional Information, the annual or semiannual report, or if you have any questions about investing in these Funds, you can write to us at 2005
                         Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918. You may also obtain additional information about the Funds from your financial advisor.

                         You can find reports and other information about each Fund on the EDGAR database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Funds, including their Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.

                         WEB SITE
                         www.delawareinvestments.com

                         E-MAIL
                         service@delinvest.com

                         SHAREHOLDER SERVICE CENTER
                         800 523-1918

                         Call the Shareholder Service Center Monday to Friday, 8 a.m. to 7 p.m. Eastern Time:

                         o For fund information, literature, price, yield and performance figures.

                         o For information on existing regular investment accounts and retirement plan accounts including wire investments, wire redemptions, telephone redemptions and telephone exchanges.

                         DELAPHONE SERVICE
                         800 362-FUND (800 362-3863)

                         o For convenient access to account information or current performance information on all Delaware Investments funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

                         DELAWARE FUND SYMBOLS:

                         Delaware International Value Equity Fund

                                                                          CUSIP        NASDAQ
                                                                        ---------      ------
                         Class A                                        245914106       DEGIX
                         Class B                                        245914700       DEIEX
                         Class C                                        245914858       DEGCX
                         Class R                                        245914577       DIVRX
                         Delaware Emerging Markets Fund
                         Class A                                        245914841       DEMAX
                         Class B                                        245914833       DEMBX
                         Class C                                        245914825       DEMCX
                         Delaware International Small Cap Value Fund
                         Class A                                        245914718       DABAX
                         Class B                                        245914692       DABBX
                         Class C                                        245914684       DABCX

                         Investment Company Act file number: 811-6324

INTERNATIONAL



PROSPECTUS     MARCH 30, 2005


--------------------------------------------------------------------------------
               DELAWARE INTERNATIONAL VALUE EQUITY FUND
               INSTITUTIONAL CLASS
               DELAWARE EMERGING MARKETS FUND
               INSTITUTIONAL CLASS
               DELAWARE INTERNATIONAL SMALL CAP VALUE FUND
               INSTITUTIONAL CLASS


               THE SECURITIES AND EXCHANGE COMMISSION HAS
               NOT APPROVED OR DISAPPROVED THESE SECURITIES
               OR PASSED UPON THE ACCURACY OF THIS
               PROSPECTUS, AND ANY REPRESENTATION TO THE
               CONTRARY IS A CRIMINAL OFFENSE.


                                              [LOGO OF DELAWARE INVESTMENTS(SM)]

TABLE OF CONTENTS


            FUND PROFILES                                                page 2
            Delaware International Value Equity Fund                          2
            Delaware Emerging Markets Fund                                    5
            Delaware International Small Cap Value Fund                       8

            HOW THE FUNDS ARE MANAGED                                   page 11
            Investment strategies                                            11
            The securities the Funds typically invest in                     13
            The risks of investing in the Funds                              16
            Disclosure of portfolio holdings information                     20

            WHO MANAGES THE FUNDS                                       page 21
            Investment managers                                              21
            Portfolio managers                                               22
            Who's who?                                                       23

            ABOUT YOUR ACCOUNT                                          page 24
            Investing in the Funds                                           24
            How to buy shares                                                25
            Fair valuation                                                   26
            How to redeem shares                                             26
            Account minimum                                                  27
            Frequent trading of Fund shares                                  27
            Dividends, distributions and taxes                               29
            Other investment policies and
               risk considerations                                           29
            Certain management considerations                                30

            FINANCIAL HIGHLIGHTS                                        page 31

            GLOSSARY                                                    page 35

PROFILE: DELAWARE INTERNATIONAL VALUE EQUITY FUND

WHAT IS THE FUND'S GOAL?

        Delaware International Value Equity Fund seeks long-term growth without undue risk to principal. Although the Fund will strive to meet its goal, there is no assurance that it will.

WHO should INVEST IN THE FUND

        o   Investors with long-term financial goals.

        o   Investors looking for exposure to foreign investments.

        o Investors willing to accept the risks involved with foreign investments, which are not ordinarily associated with domestic investments, such as currency, political and economic risks.

WHO should not INVEST IN THE FUND

        o   Investors with short-term financial goals.

        o   Investors seeking an investment in domestic securities.

        o Investors unwilling to accept the additional risks associated with foreign investment, such as currency, political and economic risks.


WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES? The Fund invests primarily in equity securities that provide the potential for capital appreciation and income. At least 65% of the Fund's total assets will invest in equity securities of issuers from foreign countries. An issuer is considered to be from the country where it is located, where the majority of its assets are located or where it generates the majority of its operating income. The Fund may invest more than 25% of its total assets in the securities of issuers located in the same country.


Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities (the "80% Policy"). In selecting investments for the Fund,


o The Fund's portfolio managers strive to identify well managed companies that are undervalued based on such factors as assets, earnings, dividends or growth potential.

o In order to compare the value of different stocks, the Fund's portfolio managers consider whether the future dividends on a stock are expected to increase faster than, slower than, or in line with the level of inflation. The Fund's portfolio managers then estimate what they think the value of those anticipated future dividends would be worth if those dividends were being paid today. The Fund's portfolio managers believe this gives them an estimate of the stock's true value. The Fund's portfolio managers also evaluate other value characteristics, such as relative price-to-earnings, book-to-price, and cash flow-to-price ratios.

o The Fund's portfolio managers generally prefer to purchase securities in countries where the currency is undervalued or fair-valued compared to other countries because they believe these securities may offer greater return potential. The Fund's portfolio managers attempt to determine whether a particular currency is overvalued or undervalued by comparing the amount of goods and services that a dollar will buy in the United States to the amount of foreign currency required to buy the same amount of goods and services in another country. When the dollar buys less, the foreign currency may be overvalued, and when the dollar buys more, the foreign currency may be undervalued.


WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. This Fund will be affected primarily by declines in stock prices, which can be caused by a drop in foreign stock markets or poor performance in specific industries or companies. Because the Fund invests in international securities in both established and developing countries, it will be affected by international investment risks related to currency valuations, political instability, economic instability, and generally more lax accounting and regulatory standards.


For a more complete discussion of risk, please see "The risks of investing in the Funds" on page 16.


The Fund's 80% Policy described above may be changed without shareholder approval. However, shareholders would be given at least 60 days notice prior to any such change.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial advisor to determine whether it is an appropriate choice for you.

HOW HAS DELAWARE INTERNATIONAL VALUE EQUITY FUND PERFORMED?

THIS BAR CHART AND TABLE can help you evaluate the risks of investing in the Fund. We show how returns for the Fund's Institutional Class shares have varied over the past ten calendar years, as well as the average annual returns of these shares for the one-year, five-year, ten-year and lifetime periods. The returns reflect expense caps, if any, in effect during the periods. The returns would be lower without the caps. There is no longer a cap in place for this Fund. The Fund's past performance is not necessarily an indication of how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURN (Institutional Class)


1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
----     ----     ----     ----     ----     ----     ----     ----     ----     ----
11.75%  20.61%    4.61%    9.35%   14.04%   -0.86%   -12.54%  -10.47%  40.37%   20.62%

During the periods illustrated in this bar chart, the Institutional Class' highest quarterly return was 22.04% for the quarter ended June 30, 2003 and its lowest quarterly return was -19.24% for the quarter ended September 30, 2002.


AVERAGE ANNUAL RETURNS for periods ending 12/31/04


                                                           1 YEAR     5 YEARS    10 YEARS
                                                           ------     -------    --------
Return before taxes                                         20.62%       5.62%       8.74%
Return after taxes on distributions                         20.53%       4.56%       7.56%
Return after taxes on distributions
 and sale of Fund shares                                    13.94%       4.42%       7.08%
Morgan Stanley Capital International EAFE Index
 (reflects no deduction for fees, expenses, or taxes)       20.70%      -0.80%       5.94%


The Fund's returns are compared to the performance of the Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) Index. You should remember that unlike the Fund, the index is unmanaged and does not reflect the costs of actual operating a mutual fund, such as the costs of buying, selling and holding securities.

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Fund's lifetime and do not reflect the impact of state and local taxes. The after-tax rate used is based on the current tax characterization of the elements of the fund's returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.

WHAT ARE DELAWARE INTERNATIONAL VALUE EQUITY FUND'S FEES AND EXPENSES?

YOU DO NOT PAY SALES CHARGES directly from your investments when you buy or sell shares of the Institutional Class.

ANNUAL FUND OPERATING EXPENSES are deducted from the Fund's assets.



Maximum sales charge (load) imposed on
 purchases as a percentage of offering price                       none
Maximum contingent deferred sales charge
 (load) as a percentage of original purchase
 price or redemption price, whichever is lower                     none
Maximum sales charge (load) imposed on
 reinvested dividends                                              none
Redemption fees                                                    none
Exchange fees(1)                                                   none
------------------------------------------------------------------------
Management fees                                                    0.85%
Distribution and service (12b-1) fees                              none
Other expenses(2)                                                  0.36%
Total operating expenses                                           1.21%

THIS EXAMPLE is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(3) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

1 year                                                         $    123
3 years                                                        $    384
5 years                                                        $    665
10 years                                                       $  1,466


(1) Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.


(2) Other expenses have been restated to reflect an expected decrease in other expenses in the current fiscal year due to a reduction in transfer agency costs associated with servicing retirement accounts.

(3) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example assumes that the Fund's total operating expenses remain unchanged in each of the periods we show.

PROFILE: DELAWARE EMERGING MARKETS FUND

WHAT IS THE FUND'S GOAL?

            Delaware Emerging Markets Fund seeks long-term capital appreciation. Although the Fund will strive to meet its goal, there is no assurance that it will.

WHO SHOULD INVEST IN THE FUND

        o   Investors with long-term financial goals.

        o   Investors looking for exposure to foreign investments.

        o Investors willing to accept the risks involved with foreign investments, which are not ordinarily associated with domestic investments, such as currency, political and economic risks.

WHO SHOULD NOT INVEST IN THE FUND

        o   Investors with short-term financial goals.

        o   Investors seeking an investment in domestic securities.

        o Investors unwilling to accept the additional risks associated with foreign investment, such as currency, political and economic risks.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES? The Fund invests primarily in equity securities of issuers from emerging foreign countries. Under normal market conditions, at least 65% of the Fund's total assets will be invested in equity securities of issuers from countries whose economies are considered to be emerging or developing.


The Fund may invest up to 35% of its net assets in fixed-income securities issued by companies in emerging countries or by foreign governments, their agents, instrumentalities or political sub-divisions. The Fund may invest in fixed-income securities that are denominated in the currencies of emerging market countries. All of these may be high-yield, high risk fixed-income securities. The Fund may invest more than 25% of its total assets in the securities of issuers located in the same country.


Under normal circumstances, at least 80% of the Fund's net assets will be in investments of emerging market issuers (the "80% Policy").

In selecting investments for the Fund,


o The Fund's portfolio managers strive to identify well managed companies that are undervalued based on such factors as assets, earnings, dividends or growth potential.

o In order to compare the value of different stocks, we consider whether the future dividends on a stock are expected to increase faster than, slower than, or in line with the level of inflation. The Fund's portfolio managers then estimate what they think the value of those anticipated future dividends would be worth if those dividends were being paid today. The Fund's portfolio managers believe this gives them an estimate of the stock's true value. Because the Fund invests primarily in emerging countries, there may be less information available for the Fund's portfolio managers to use in making this analysis than is available for more developed countries.

o Currency analysis is an important part of the valuation exercise. The Fund's portfolio managers attempt to determine whether a particular currency is overvalued or undervalued by comparing the amount of goods and services that a dollar will buy in the United States to the amount of foreign currency required to buy the same amount of goods and services in another country. When the dollar buys less, the foreign currency may be overvalued, and when the dollar buys more, the foreign currency may be undervalued.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. These fluctuations can be even more pronounced for funds like Delaware Emerging Markets Fund, which invests in emerging countries. This Fund will be affected primarily by declines in stock prices, which can be caused by a drop in foreign stock markets or poor performance in specific industries or companies. The value of the Fund's investments and, therefore, the price of the Fund's shares may be more volatile than investments in more developed markets. Because the Fund invests in international securities it will be affected by international investment risks related to currency valuations, political instability, economic instability, or generally more lax accounting and regulatory standards.

High-yield, risk foreign fixed-income securities are subject to substantial risks, particularly during periods of economic downturns or rising interest rates.

The Fund is considered "non-diversified" under federal laws that regulate mutual funds. This means that the Fund may allocate more of its net assets to investments in single securities than a "diversified" fund. Thus, all else being equal, adverse effects on a single security may affect a larger portion of the Fund's overall assets and subject the Fund to greater risks.


For a more complete discussion of risk, please see "The risks of investing in the Funds" on page 16.


The Fund's 80% Policy described above may be changed without shareholder approval. However, shareholders would be given at least 60 days notice prior to any such change.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial advisor to determine whether it is an appropriate choice for you.

HOW HAS DELAWARE EMERGING MARKETS FUND PERFORMED?


THIS BAR CHART AND TABLE can help you evaluate the risks of investing in the Fund. We show how returns for the Fund's Institutional Class shares have varied over the past eight calendar years, as well as the average annual returns of these shares for the one-year, five-year and lifetime periods. The Fund's past performance is not necessarily an indication of how it will perform in the future. The returns reflect expense caps in effect during the periods. The returns would be lower without the expense caps. Please see footnote 3 on page 7 for additional information about the expense caps.


YEAR-BY-YEAR TOTAL RETURN (Institutional Class)


  1997     1998     1999     2000     2001     2002     2003     2004
  ----     ----     ----     ----     ----     ----     ----     ----
  1.58%  -36.19%   55.16%  -24.18%    5.28%    3.79%   64.79%   32.68%

During the periods illustrated in this bar chart, the Institutional Class' highest quarterly return was 25.48% for the quarter ended June 30, 1999 and its lowest quarterly return was -25.98% for the quarter ended June 30, 1998.


AVERAGE ANNUAL RETURNS for periods ending 12/31/04


                                                                         LIFETIME
                                                                        (INCEPTION
                                                  1 YEAR     5 YEARS      6/10/96)
                                                  ------     -------    ----------
Return before taxes                                32.68%      12.62%         7.45%
Return after taxes on distributions                32.07%      12.00%         6.60%
Return after taxes on distributions and
 sale of Fund shares                               22.17%      10.70%         5.97%
Morgan Stanley Capital International
 EMF Index (reflects no deduction
 for fees, expenses, or taxes)                     25.95%       4.62%         3.31%*


The Fund's returns are compared to the performance of the Morgan Stanley Capital International EMF (Emerging Markets Free) Index. You should remember that unlike the Fund, the index is unmanaged and doesn't reflect the costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Fund's lifetime and do not reflect the impact of state and local taxes. The after-tax rate used is based on the current tax characterization of the elements of the fund's returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.


* The Morgan Stanley Capital International EMF Index reports returns on a monthly basis. This figure reflects the return from June 30, 1996 through December 31, 2004.

WHAT ARE DELAWARE EMERGING MARKETS FUND'S FEES AND EXPENSES?

YOU DO NOT PAY SALES CHARGES directly from your investments when you buy or sell shares of the Institutional Class.

ANNUAL FUND OPERATING EXPENSES are deducted from the Fund's assets.



Maximum sales charge (load) imposed on purchases
 as a percentage of offering price                                 none
Maximum contingent deferred sales charge
 (load) as a percentage of original purchase
 price or redemption price, whichever is lower                     none
Maximum sales charge (load) imposed on
 reinvested dividends                                              none
Redemption fees                                                    none
Exchange fees(1)                                                   none
-------------------------------------------------------------------------
Management fees                                                    1.25%
Distribution and service (12b-1) fees                              none
Other expenses(2)                                                  0.54%
Total annual fund operating expenses                               1.79%

THIS EXAMPLE is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(3) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

1 year                                                         $    182
3 years                                                        $    563
5 years                                                        $    970
10 years                                                       $  2,105


(1) Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.


(2) Other expenses have been restated to reflect an expected decrease in other expenses in the current fiscal year due to a reduction in transfer agency costs associated with servicing retirement accounts.

(3) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example assumes that the Fund's total operating expenses remain unchanged in each of the periods we show.

PROFILE: DELAWARE INTERNATIONAL SMALL CAP VALUE FUND

WHAT IS THE FUND'S GOAL?

        Delaware International Small Cap Value Fund seeks long-term capital appreciation. Although, the Fund will strive to meet its goal, there is no assurance that it will.

WHO SHOULD INVEST IN THE FUND

        o   Investors with long-term financial goals.

        o   Investors looking for exposure to foreign investments.

        o Investors willing to accept the risks involved with foreign investments, which are not ordinarily associated with domestic investments, such as currency, political and economic risks.

WHO SHOULD NOT INVEST IN THE FUND

        o   Investors with short-term financial goals.

        o   Investors seeking an investment in domestic securities.

        o Investors unwilling to accept the additional risks associated with foreign investment, such as currency, political and economic risks.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES? Delaware International Small Cap Value Fund seeks to achieve its objective by investing primarily in smaller non-U.S. companies, which may include companies located or operating in established or emerging countries. Under normal circumstances, at least 65% of the Fund's total assets will be invested in equity securities of companies organized or having a majority of their assets in or deriving a majority of their operating income in countries outside of the United States. The market capitalization of the companies in which the Fund intends to invest primarily will typically be $2.5 billion or less (at the time of purchase). More than 25% of the Fund's total assets may be invested in the securities of issuers located in the same country.

Under normal circumstances, at least 80% of the Fund's net assets will be in investments of small capitalization companies (the "80% Policy"). The Fund will invest primarily in issuers located outside the United States.


The Fund focuses on smaller companies in developed global equity markets outside the United States. The Fund's portfolio managers seek to identify dominant macro and macro economic trends within the relevant markets and to find companies which they believe should benefit from these trends. From that universe of companies, the Fund's portfolio managers seek to purchase attractively valued stocks in smaller capitalization companies which have the fundamental characteristics to support growth. In doing so, the Fund's portfolio managers also consider the financial strength of the companies and their industries.


The Fund may invest up to 15% of its net assets in high-yield, high risk foreign fixed-income securities.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. This Fund will be affected primarily by declines in stock prices which can be caused by a drop in the stock market or poor performance in specific industries or companies. Investments in smaller capitalization securities tend to be more volatile than investments in larger capitalization securities. Investments in foreign securities whether equity or fixed-income, involve special risks including those related to currency fluctuations, as well as to political, economic and social situations different from and potentially more volatile than those in the U.S. In addition, the accounting, tax and financial reporting standards of foreign countries are different from and may be less reliable or comprehensive than those relating to U.S. issuers. High-yield, high risk foreign fixed-income securities that the Fund may invest in are subject to substantial risks, particularly during periods of economic downturns or rising interest rates.


For a more complete discussion of risk, please see "The risks of investing in the Fund" on page 16.


The Fund's 80% Policy described above may be changed without shareholder approval. However, shareholders would be given at least 60 days notice prior to any such change.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial advisor to determine whether it is an appropriate choice for you.

HOW HAS DELAWARE INTERNATIONAL SMALL CAP VALUE FUND PERFORMED?


THIS BAR CHART AND TABLE can help you evaluate the risks of investing in the Fund. We show how the returns for the Fund's Institutional Class have varied for the past seven calendar years, as well as the average annual returns for these shares for the one-year and lifetime periods. The Fund's past performance is not necessarily an indication of how it will perform in the future. The returns reflect expense caps in effect during the periods. The returns would be lower without the expense caps. Please see footnotes 3 and 4 on page 10 for additional information about the expense caps.


YEAR-BY-YEAR TOTALRETURN (Institutional Class)


  1998     1999     2000     2001     2002     2003     2004
  ----     ----     ----     ----     ----     ----     ----
  5.83%   23.20%   -2.66%   -5.98%  -13.06%   47.18%   26.37%

During the periods illustrated in this bar chart, the Institutional Class' highest quarterly return was 22.35% for the quarter ended June 30, 2003 and its lowest quarterly return was -18.58% for the quarter ended September 30, 2002.


AVERAGE ANNUAL RETURNS for periods ending 12/31/04


                                                                         LIFETIME
                                                                        (INCEPTION
                                                  1 YEAR     5 YEARS     12/19/97)
                                                  ------     -------    ----------
Return before taxes                                26.37%       8.15%         9.94%
Return after taxes on distributions                25.67%       7.15%         8.29%
Return after taxes on distributions
 and sale of Fund shares                           18.50%       6.56%         7.79%
Morgan Stanley Capital International
  EAFE Index (reflects no deduction
  for fees, expenses, or taxes)                    20.70%      -0.80%         5.67%*
Citigroup World ex-U.S. EMI
 (reflects no deduction for fees,
  expenses, or taxes)                              25.71%       4.29%         7.26%*



    The Fund's returns are compared to the performance of the Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) Index and the Citigroup World ex-U.S. EMI (Extended Market Index). The MSCI EAFE Index consists primarily of larger stocks from developed foreign countries. The Citigroup World ex-U.S. EMI consists of primarily of smaller stocks from developed foreign countries. You should remember that unlike the Fund, each index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling and holding securities.


    Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Fund's lifetime and do not reflect the impact of state and local taxes. The after-tax rate used is based on the current tax characterization of the elements of the fund's returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.


* The Morgan Stanley Capital International EAFE Index and Citigroup World ex-U.S. EMI report returns on a monthly basis. This figure reflects the return from December 31, 1997 through December 31, 2004.

WHAT ARE THE FUND'S FEES AND EXPENSES?

YOU DO NOT PAY SALES CHARGES directly from your investments when you buy or sell shares of the Institutional Class.

ANNUAL FUND OPERATING EXPENSES are deducted from the Fund's assets.


Maximum sales charge (load) imposed on purchases
 as a percentage of offering price                                 none
Maximum contingent deferred sales charge
 (load) as a percentage of original purchase
 price or redemption price, whichever is lower                     none
Maximum sales charge (load) imposed on
 reinvested dividends                                              none
Redemption fees                                                    none
Exchange fees(1)                                                   none
------------------------------------------------------------------------
Management fees                                                    1.25%
Distribution and service (12b-1) fees                              none
Other expenses(2)                                                  0.62%
Total annual fund operating expenses                               1.87%
Fee waivers and payments                                          (0.19%)
Net expenses(3)                                                    1.68%

THIS EXAMPLE is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(4) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

1 year                                                         $    171
3 years                                                        $    569
5 years                                                        $    993
10 years                                                       $  2,175


(1) Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.


(2) Other expenses have been restated to reflect an expected decrease in other expenses in the current fiscal year due to a reduction in transfer agency costs associated with servicing retirement accounts.

(3) The investment manager has contracted to waive fees and pay expenses through March 31, 2006, in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expense and certain insurance costs) from exceeding 1.68% of average daily net assets.

(4) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for the years two through ten.

HOW THE FUNDS ARE MANAGED

INVESTMENT STRATEGIES

The Funds' portfolio managers research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that they think are the best investments for a particular Fund. The following are descriptions of how the portfolio managers pursue the Funds' investment goals.

The Funds' portfolio managers take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

Each Fund's investment objective is non-fundamental. This means the Board of Trustees may change the objective without obtaining shareholder approval. If an objective were changed, the Fund would notify shareholders before the change became effective.


DELAWARE INTERNATIONAL VALUE EQUITY FUND


Delaware International Value Equity Fund seeks long-term growth without undue risk to principal. The Fund's portfolio managers invest primarily in equity securities, including common or ordinary stocks, which provide the potential for capital appreciation and income. The Fund's portfolio managers' strategy would commonly be described as a value strategy. That is, the Fund's portfolio managers strive to purchase stocks that are selling for less than what they believe their value is. In order to determine what the Fund's portfolio managers believe a security's value is, they evaluate its future income potential, taking into account the impact both currency fluctuations and inflation might have on that income stream. The Fund's portfolio managers' then analyze what that income would be worth if paid today. That helps them decide what they think the security is worth today. The Fund's portfolio managers then compare their determination of the security's value to its current price to determine if it is a good value.

The Fund's portfolio managers use income as an indicator of value because they believe it allows them to compare securities across different sectors and different countries--all using one measurement standard. The Fund's portfolio managers can even use this analysis to compare stocks to bonds. The Fund's portfolio managers also evaluate other traditional value characteristics.

The Fund's portfolio managers may purchase securities in any foreign country, developed or emerging; however, they currently anticipate investing in Australia, Belgium, Finland, France, Germany, Hong Kong, Italy, Japan, the Netherlands, New Zealand, Republic of Korea, Singapore, South Africa, Spain, Taiwan and the United Kingdom. This is a representative list; the Fund may also invest in countries not listed here.

The Fund's portfolio managers generally maintain a long-term focus in the Fund, seeking companies that they believe will perform well over the next three to five years.


DELAWARE EMERGING MARKETS FUND


Delaware Emerging Markets Fund seeks long-term capital appreciation. The Fund may invest in a broad range of equity securities, including common or ordinary stocks. Our primary emphasis will be on the stocks of companies considered to be from an emerging country.

The Fund's portfolio managers consider an "emerging country" to be any country that is:


o generally recognized to be an emerging or developing country by the international financial community, including the World Bank and the International Finance Corporation;

o   classified by the United Nations as developing; or

o included in the International Finance Corporation Free Index or the Morgan Stanley Capital International Emerging Markets Free Index.


Developing or emerging countries include almost every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western and Northern Europe. A representative list of the countries where we may invest includes: Argentina, Brazil, Chile, China, Croatia, Czech Republic, Egypt, Estonia, Hungary, India, Indonesia, Israel, Malaysia, Mexico, Panama, Poland, Republic of Korea, Russia, South Africa, Taiwan and Thailand. The Fund's portfolio managers may invest in other countries, particularly as markets in other emerging countries develop.

In deciding whether a company is from an emerging country, the Fund's portfolio managers evaluate publicly available information and question individual companies to determine if the company meets one of the following criteria:


o the principal trading market for the company's securities is in a country that is emerging;

o the company generates 50% or more of its annual revenue from operations in emerging countries, even though the company's securities are traded in an established market or in a combination of emerging and established markets; or

o the company is organized under the laws of an emerging market country and has a principal office in an emerging country.


Currently, investing in many emerging countries is not feasible or may involve significant political risks. The Fund's portfolio managers focus their investments in emerging countries where they consider the economies to be developing strongly and where the markets are becoming more sophisticated. In deciding where to invest, the Fund's portfolio managers place particular emphasis on factors such as economic conditions (including growth trends, inflation rates and trade balances), regulatory and currency controls, accounting standards and political and social conditions. The Fund's portfolio managers believe investment opportunities may result from an evolving long-term trend favoring market-oriented economies, a trend that may particularly benefit countries having developing markets.

When the Fund's portfolio managers evaluate individual companies they strive to apply a value-oriented selection process, identical to what they use for Delaware International Value Equity Fund, as described earlier in this Prospectus. However, in emerging markets, more emphasis needs to be placed on the manager's assessment of the company's risk of missing our forecast. Risk adjusted return forecasts are therefore of crucial importance in constructing the portfolio.


The Fund may invest up to 35% of its net assets in high-yield, high risk foreign fixed-income securities. This typically includes so-called Brady Bonds.

DELAWARE INTERNATIONAL SMALL CAP VALUE FUND

The Delaware International Small Cap Value Fund seeks long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in equity securities of smaller non-U.S. companies, which may include companies located or operating in established or emerging countries. Under normal circumstances, at least 65% of the Fund's total assets will be invested in equity securities of companies organized or having a majority of their assets in or deriving a majority of their operating income in countries outside of the United States.

The equity securities in which the Fund may invest include common or ordinary stocks, preferred stocks, rights or warrants to purchase common or ordinary stocks and securities convertible into common or ordinary stocks. The Fund may also invest in foreign companies through sponsored or unsponsored Depositary Receipts, which are receipts typically issued by a bank or trust company evidencing ownership of underlying securities issued by a foreign company. The Fund may invest in securities issued in any currency and may hold foreign currency.


In selecting investments for the Fund, the portfolio managers will employ a dividend discount analysis across country boundaries and will also use a purchasing power parity approach to identify currencies and markets that are overvalued or undervalued relative to the U.S. dollar. The Fund's portfolio managers use the dividend discount analysis to compare the value of different investments. Using this technique, the portfolio managers look at future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. With a purchasing parity approach, the portfolio managers attempt to identify the amount of goods and services that a dollar will buy in the United States and compare that to the amount of a foreign currency required to buy the same amount of goods and services in another country. Eventually, currencies should trade at levels that should make it possible for the dollar to buy the same amount of goods and services overseas as in the United States. When the dollar buys less, the foreign currency may be considered to be overvalued. Conversely, when the dollar buys more, the currency may be considered to be undervalued.

While the Fund may purchase securities in any foreign country, including developed, developing, or emerging market countries, it is currently anticipated that the countries in which the Fund may invest will include, but not be limited to, Australia, Finland, France, Germany, Hong Kong, Hong Kong/China, Ireland, Italy, Japan, the Netherlands, New Zealand, Singapore, Spain, Sweden and the United Kingdom. With respect to certain countries, investments by an investment company may only be made through investments in closed-end investment companies that in turn are authorized to invest in the securities of such countries.


The Fund may also invest in convertible preferred stocks that offer enhanced yield features, such as preferred equity redemption cumulative stock, and certain other non-traditional equity securities.


The Fund may invest up to 15% of its net assets in fixed-income securities issued by emerging country companies and foreign governments, their agencies, instrumentalities or political subdivisions, all of which may be high-yield, high risk fixed-income securities (commonly known as junk bonds) rated lower than BBB by S&P and Baa by Moody's or, if unrated, are considered by the Fund's portfolio managers to be of equivalent quality and which present special investment risks. See High-yield, high risk securities.

        THE SECURITIES   Stocks offer investors the potential for capital
             THE FUNDS   appreciation, and may pay dividends as well.
   TYPICALLY INVEST IN   Fixed-income securities offer the potential for greater
                         income payments than stocks, and also may provide capital appreciation. The following chart provides a brief description of the securities that the Funds may invest in. The Funds holdings will generally be denominated in a foreign currency. Please see the Statement of Additional Information for additional descriptions of these as well as other investments.



             SECURITIES                                                     HOW THE FUNDS USE THEM
----------------------------------------        --------------------------------------------------------------------------------
                                                         DELAWARE                     DELAWARE                  DELAWARE
                                                    INTERNATIONAL VALUE           EMERGING MARKETS          INTERNATIONAL SMALL
                                                        EQUITY FUND                     FUND                  CAP VALUE FUND
                                                --------------------------     ------------------------    ---------------------
COMMON OR ORDINARY STOCKS: Securities           The Funds will generally invest their assets in common or ordinary stocks, some
that represent shares of ownership in a         of which may be dividend-paying stocks.
corporation. Stockholders participate in
the corporation's profits and losses
indirectly, as the value of a
corporation's shares tends to change as
the corporation's earnings fluctuate.

AMERICAN DEPOSITARY RECEIPTS (ADRs),            Each Fund may invest in sponsored and unsponsored ADRs, EDRs and GDRs, generally
EUROPEAN DEPOSITARY RECEIPTS (EDRs), AND        focusing on those whose underlying securities are issued by foreign entities.
GLOBAL DEPOSITARY RECEIPTS (GDRs):              Sponsored depositary receipts are issued jointly by the issuer of the underlying
ADRs are receipts issued by a U.S.              security and the depositary, and unsponsored depositary receipts are issued by
depositary (usually a U.S. bank) and            the depositary without the participation of the issuer of the underlying
EDRs and GDRs are receipts issued by a          security.
depositary outside of the U.S. (usually
a non-U.S. bank or trust company or a           To determine whether to purchase a security in a foreign market or through a
foreign branch of a U.S. bank).                 depositary receipt, the Fund's portfolio managers evaluate the price levels, the
Depositary receipts represent an                transaction costs, taxes and administrative costs or other relevant factors
ownership interest in an underlying             involved with each security to try to identify the most efficient choice.
security that is held by the depositary.
Generally, the holder of the depositary
receipt is entitled to all payments of
interest, dividends or capital gains
that are made on the underlying
security.

FOREIGN CURRENCY TRANSACTIONS: A forward        Although the Funds value their assets daily in U.S. dollars, they do not intend
foreign currency exchange contract              to convert their holdings of foreign currencies into U.S. dollars on a daily
involves an obligation to purchase or           basis. Each Fund will, however, from time to time, purchase or sell foreign
sell a specific currency on a fixed             currencies and/or engage in forward foreign currency exchange transactions. Each
future date at a price that is set at           Fund may conduct its foreign currency transactions on a cash basis at the rate
the time of the contract. The future            prevailing in the foreign currency exchange market or through a forward foreign
date may be any number of days from the         currency exchange contract or forward contract.
date of the contract as agreed by the
parties involved.                               A Fund may use forward contracts for defensive hedging purposes to attempt to protect the value of the Fund's current security or currency holdings. It may also use forward contracts if it has agreed to sell a security and wants to
                                                "lock-in" the price of that security, in terms of U.S. dollars. Investors should be aware of the costs of currency conversion. The Funds will not use forward contracts for speculative purposes.

             SECURITIES                                                     HOW THE FUNDS USE THEM
----------------------------------------        --------------------------------------------------------------------------------
                                                         DELAWARE                     DELAWARE                   DELAWARE
                                                    INTERNATIONAL VALUE           EMERGING MARKETS          INTERNATIONAL SMALL
                                                        EQUITY FUND                     FUND                  CAP VALUE FUND
                                                --------------------------     ------------------------    ---------------------
INVESTMENT COMPANY SECURITIES: In some          The Fund may hold investment company securities if the Fund's portfolio managers
countries, investments by U.S. mutual           believe the country offers good investment opportunities. Such investment
funds are generally made by purchasing          companies may be open-end or closed-end investment companies. These investments
shares of investment companies that in          involve an indirect payment of a portion of the expenses of the other investment
turn invest in the securities of such           companies, including their advisory fees.
countries.

RESTRICTED SECURITIES: Privately placed         The Funds may invest in privately placed securities including those that are
securities whose resale is restricted           eligible for resale only among certain institutional buyers without
under securities law.                           registration, which are commonly known as Rule 144A Securities.

ILLIQUID SECURITIES: Securities that do         The Fund may invest up to      The Fund may invest up to 15% of net assets in
not have a ready market, and cannot be          10% of net assets in           illiquid securities.
easily sold within seven days at                illiquid securities.
approximately the price that a fund has
valued them.

FOREIGN CORPORATE AND GOVERNMENT BONDS:         The Funds may invest a portion of their assets in foreign corporate or
Debt obligations issued by foreign              government fixed income securities consistent with their investment policies
corporations, foreign governments, or a         (such as market or capitalization), when in our opinion, attractive
foreign agency, instrumentality or              opportunities relative to those available through equity securities.
political subdivision of such
governments.                                    Although not a principal strategy of the Funds, for temporary defensive purposes, a Fund may invest all or a substantial portion of its assets in these securities rated AA or better by S&P and Aa or better by Moody's, or if unrated, determined to be of comparable quality.

HIGH-YIELD, HIGH RISK FIXED-INCOME              The Fund does not invest       The Fund may invest up      The Fund may invest
SECURITIES: Securities that are rated           in these securities.           to 35% of its net           up to 15% of its net
lower than BBB by S&P or Baa by Moody's,                                       assets, in high-yield,      assets in these
or if unrated, have equal quality. These                                       high risk foreign           securities. The Fund
securities may be issued by companies,                                         fixed-income securities.    will not purchase
governments, or governmental entities of                                                                   securities rated
emerging or developing countries, which                                                                    lower than C by S&P
may be less creditworthy. A primary                                                                        or Ca by Moody's or,
risk, which may be substantial, is that                                                                    if unrated,
these companies, governments, or                                                                           considered to be of
entities may not be able to make                                                                           an equivalent
interest or principal payments. An                                                                         quality to such
additional risk is that the value of                                                                       ratings by the
these securities may decline                                                                               Fund's portfolio
significantly.                                                                                             managers.

             SECURITIES                                                     HOW THE FUNDS USE THEM
----------------------------------------        --------------------------------------------------------------------------------
                                                         DELAWARE                     DELAWARE                   DELAWARE
                                                    INTERNATIONAL VALUE           EMERGING MARKETS          INTERNATIONAL SMALL
                                                        EQUITY FUND                     FUND                  CAP VALUE FUND
                                                --------------------------     ------------------------    ---------------------
REPURCHASE AGREEMENTS: An agreement             Typically, the Fund's portfolio managers use repurchase agreements as a
between a buyer of securities, such as a        short-term investment for a Fund's cash position. In order to enter into these
Fund, and a seller of securities, in            repurchase agreements, a Fund must have collateral of 102% of the repurchase
which the seller agrees to buy the              price. The Funds will only enter into repurchase agreements in which the
securities back within a specified time         collateral is comprised of U.S. government securities.
at the same price the buyer paid for
them, plus an amount equal to an agreed
upon interest rate. Repurchase
agreements are often viewed as
equivalent to cash.

REAL ESTATE INVESTMENT TRUSTS (REITs):          The Funds do not invest in these securities.               The Fund may invest
REITs are pooled investment vehicles                                                                       in REITs consistent
which invest primarily in                                                                                  with its investment
income-producing real estate or real                                                                       objectives and
estate related loans or interests. REITs                                                                   policies.
are generally classified as equity
REITs, mortgage REITs or a combination
of equity and mortgage REITs. Equity
REITs invest the majority of their
assets directly in real property and
derive income primarily from the
collection of rents. Equity REITs can
also realize capital gains by selling
properties that have appreciated in
value. Mortgage REITs invest the
majority of their assets in real estate
mortgages and derive income from the
collection of interest payments.

OTHER SECURITIES: Each Fund is permitted        The Funds may invest in preferred stocks, convertible securities, warrants,
to invest in other securities than those        futures and options and the Delaware International Small Cap Value Fund may also
that are listed here. More information          enter into put and call options, futures contracts and options on futures
about these securities can be found in          contracts and options on foreign currencies.
the Statement of Additional Information.


BORROWING FROM BANKS Each Fund may borrow money as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions. A Fund will not borrow money in excess of one-third of the value of its net assets.

LENDING SECURITIES Each Fund may loan up to 25% of its assets to qualified broker, dealers or institutional investors for their use in securities transactions. These transactions, if any, may generate additional income for the Funds. All such loans will be secured by collateral.

TEMPORARY DEFENSIVE POSITIONS For temporary defensive purposes, each Fund may each invest in high quality debt instruments issued by the U.S. government, its agencies or instrumentalities or U.S. companies. To the extent that a Fund does so, the Fund may be unable to meet its investment objective.


PORTFOLIO TURNOVER We anticipate that the Series' annual portfolio turnover will not exceed 100%. It is possible, however, that portfolio turnover will be higher than expected. Higher turnover can result in increased transaction costs for investors and may affect the Series' performance.

THE RISKS OF INVESTING   Investing in any mutual fund involves risk, including
          IN THE FUNDS   the risk that you may receive little or no return on
                         your investment, and the risk that you may lose part or all of the money you invest. Before you invest in a Fund, you should carefully evaluate the risks. Because of the nature of the Funds, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Funds. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.


                RISKS                                                    HOW THE FUNDS STRIVE TO MANAGE THEM
----------------------------------------        --------------------------------------------------------------------------------
                                                         DELAWARE                     DELAWARE                   DELAWARE
                                                    INTERNATIONAL VALUE           EMERGING MARKETS          INTERNATIONAL SMALL
                                                        EQUITY FUND                     FUND                  CAP VALUE FUND
                                                --------------------------     ------------------------    ---------------------
MARKET RISK: The risk that all or a             The Fund's portfolio managers maintain a long-term investment approach and
majority of the securities in a certain         focus on stocks they believe can appreciate over an extended time frame
market--like the stock or bond                  regardless of interim market fluctuations. In deciding what portion of a
market--or in a certain country or              Fund's portfolio should be invested in any individual country, the portfolio
region will decline in value because of         managers evaluate a variety of factors, including opportunities and risks
factors such as economic conditions,            relative to other countries. The Fund's portfolio managers do not try to
future expectations or investor                 predict overall stock market movements and do not trade for short-term
confidence.                                     purposes.

INDUSTRY AND SECURITY RISK: The risk            The Fund's portfolio managers typically hold a number of different securities in
that the value of securities in a               a variety of sectors in order to minimize the impact that a poorly performing
particular industry or the value of an          security would have on a Fund. Security risk is more significant for DELAWARE
individual stock or bond will decline           EMERGING MARKETS FUND, which is a non-diversified fund.
because of changing expectations for the
performance of that industry or for the
individual company issuing the stock or
bond.

EMERGING MARKET RISK: The possibility           The Fund, to the limited       The Fund is subject to      The Fund may invest
that the risks associated with                  extent that it invests         this risk. Striving to      in emerging market
international investing will be greater         in emerging markets, is        manage this risk, the       securities. Striving
in emerging markets than in more                subject to this risk.          portfolio managers          to manage this risk,
developed foreign markets because, among        Striving to manage this        carefully screen            the portfolio
other things, emerging markets may have         risk, the portfolio            securities within           managers carefully
less stable political and economic              managers carefully             emerging markets and        screen securities
environments.                                   screen securities within       attempt to consider         within emerging
                                                emerging markets and           material risks              markets and attempt
                                                attempt to consider            associated with an          to consider material
                                                material risks                 individual company or       risks associated with
                                                associated with an             bond issuer. The Fund's     an individual company
                                                individual company or          portfolio managers          or bond issuer.
                                                bond issuer.                   cannot eliminate
                                                                               emerging market risk and
                                                                               consequently encourage
                                                                               shareholders to invest
                                                                               in the Fund only if they
                                                                               have a long-term time
                                                                               horizon, over which the
                                                                               potential of individual
                                                                               securities is more
                                                                               likely to be realized.

                RISKS                                                    HOW THE FUNDS STRIVE TO MANAGE THEM
----------------------------------------        --------------------------------------------------------------------------------
                                                         DELAWARE                     DELAWARE                   DELAWARE
                                                    INTERNATIONAL VALUE           EMERGING MARKETS          INTERNATIONAL SMALL
                                                        EQUITY FUND                     FUND                  CAP VALUE FUND
                                                --------------------------     ------------------------    ---------------------
POLITICAL RISK: The risk that countries         The Fund's portfolio managers evaluate the political situations in the countries
or the entire region where the Funds            where they invest and take into account any potential risks before they select
invest may experience political                 securities for the portfolio. However, there is no way to eliminate political
instability. This may cause greater             risk when investing internationally. In emerging markets political risk is
fluctuation in the value and liquidity          typically more likely to affect the economy and share prices than in developed
of our investments due to changes in            markets.
currency exchange rates, governmental
seizures or nationalization of assets.

CURRENCY RISK: The risk that the value          Each Fund may try to hedge its currency risk by purchasing foreign currency
of a fund's investments may be                  exchange contracts. If a Fund agrees to purchase or sell foreign securities at a
negatively affected by changes in               pre-set price on a future date, the Fund may attempt to protect the value of a
foreign currency exchange rates. Adverse        security it owns from future changes in currency rates. If a Fund has agreed to
changes in exchange rates may reduce or         purchase or sell a security, it may also use foreign currency exchange contracts
eliminate any gains produced by                 to "lock-in" the security's price in terms of U.S. dollars or another applicable
investments that are denominated in             currency. Each Fund may use forward currency exchange contracts only for
foreign currencies and may increase any         defensive or protective measures, not to enhance portfolio returns. However,
losses.                                         there is no assurance that such a strategy will be successful. Hedging is typically less practical in emerging markets.

INFORMATION RISK: The risk that foreign         The Fund's portfolio managers conduct fundamental research on the companies they
companies may be subject to different           invest in rather than relying solely on information available through financial
accounting, auditing and financial              reporting. As part of our worldwide research process, the Fund's portfolio
reporting standards than U.S. companies.        managers emphasize company visits. The Fund's portfolio managers believe this
There may be less information available         will help them to better uncover any potential weaknesses in individual
about foreign issuers than domestic             companies.
issuers. Furthermore, regulatory
oversight of foreign issuers may be less
stringent or less consistently applied
than in the United States.

INEFFICIENT MARKET RISK: The risk that          The Funds will attempt to reduce these risks by investing in a number of
foreign markets may be less liquid, have        different countries, and noting trends in the economy, industries and financial
greater price volatility, less                  markets.
regulation and higher transaction costs
than U.S. markets.

                RISKS                                                    HOW THE FUNDS STRIVE TO MANAGE THEM
----------------------------------------        --------------------------------------------------------------------------------
                                                         DELAWARE                     DELAWARE                   DELAWARE
                                                    INTERNATIONAL VALUE           EMERGING MARKETS          INTERNATIONAL SMALL
                                                        EQUITY FUND                     FUND                  CAP VALUE FUND
                                                --------------------------     ------------------------    ---------------------
SMALL COMPANY RISK: The risk that prices        The Fund typically             The Fund may invest in      This is a significant
of smaller companies may be more                focuses its investment         small companies and         risk for the Fund.
volatile than larger companies because          in larger companies.           would be subject to this    The Fund attempts to
of limited financial resources or                                              risk. Although typically    reduce this risk by
dependence on narrow product lines.                                            we hold a number of         diversifying
                                                                               different stocks in         investments.
                                                                               order to reduce the
                                                                               impact that one small
                                                                               company stock would have
                                                                               on the Fund because this
                                                                               is a non-diversified
                                                                               Fund, it is possible
                                                                               that a smaller company
                                                                               holding could be a
                                                                               significant holding and
                                                                               subject the Fund to
                                                                               greater risk.

NON-DIVERSIFIED FUND RISK: The risk that        The Fund is a                  The Fund will not be        The Fund is a
non-diversified funds are believed to be        diversified fund, and is       diversified under the       diversified fund, and
subject to greater risks because adverse        not subject to this            1940 Act.                   is not subject to
effects on their security holdings may          risk.                          Non-diversified             this risk.
affect a larger portion of their overall                                       investment companies
assets.                                                                        have the flexibility to
                                                                               invest as much as 50% of
                                                                               their assets in as few
                                                                               as two issuers with no
                                                                               single issuer accounting
                                                                               for more than 25% of the
                                                                               portfolio. The remaining
                                                                               50% of the portfolio
                                                                               must be diversified so
                                                                               that no more than 5% of
                                                                               a fund's assets is
                                                                               invested in the
                                                                               securities of a single
                                                                               issuer, with certain
                                                                               exceptions.

                RISKS                                                    HOW THE FUNDS STRIVE TO MANAGE THEM
----------------------------------------        --------------------------------------------------------------------------------
                                                         DELAWARE                     DELAWARE                   DELAWARE
                                                    INTERNATIONAL VALUE           EMERGING MARKETS          INTERNATIONAL SMALL
                                                        EQUITY FUND                     FUND                  CAP VALUE FUND
                                                --------------------------     ------------------------    ---------------------
TRANSACTION COSTS RISK: Relates to the          Each Fund is subject to this risk. The Fund's portfolio managers strive to
costs of buying, selling and holding            monitor transaction costs and to choose an efficient trading strategy for the
foreign securities, including brokerage,        Funds.
tax and custody costs, which may be
higher than those involved in domestic
transactions

INTEREST RATE RISK: The risk that               The Funds are generally less affected by interest rate risk than other risks
securities, particularly bonds with             because they typically hold a small amount of fixed-income securities.
longer maturities, will decrease in
value if interest rates rise.

FOREIGN GOVERNMENT AND SUPRANATIONAL            Each Fund is subject to this risk with respect to its debt investments and will
SECURITIES RISKS: Relate to the ability         attempt to limit this risk by performing credit analysis on the issuer of each
of a foreign government or government           security purchased. Each Fund also attempts to reduce this risk by limiting the
related issuer to make timely payments          portion of net assets that may be invested in these securities.
on its external debt obligations.
                                                Each Fund also compares the risk-reward potential of foreign government securities being considered to that offered by equity securities to determine whether to allocate assets to equity or fixed-income investments.

HIGH-YIELD, HIGH RISK FOREIGN                   This is not a                   The Fund may invest up     The Fund may invest
FIXED-INCOME SECURITIES: The economy and        significant risk for the        to 35% of its net          up to 15% of its net
interest rates may affect these                 Fund.                           assets in high-yield,      assets in high-yield,
high-yield, high risk securities                                                high risk foreign          high risk foreign
differently from other securities.              The Fund may invest up          fixed-income               fixed-income
Prices have been found to be less               to 15% of its net assets        securities.                securities.
sensitive to interest rate changes than         in high-yield, high risk
higher rated investments, but more              foreign fixed-income            The Fund's portfolio       The Fund's portfolio
sensitive to adverse economic changes or        securities.                     managers intend to         managers intend to
individual corporate developments. Also,                                        limit the Fund's           limit the Fund's
during an economic downturn or a                The Fund's portfolio            investment in any          investment in any one
substantial period of rising interest           managers intend to limit        single lower rated         lower rated bond,
rates, highly leveraged issuers may             the Fund's investment in        bond, which can help       which can help to
experience financial stress which would         any one lower rated             to reduce the effect       reduce the effect of
adversely affect their ability to               bond, which can help to         of an individual           an individual default
service principal and interest payment          reduce the effect of an         default on the Fund.       on the Fund, and to
obligations, to meet projected business         individual default on           The Fund's portfolio       limit the Fund's
goals and to obtain additional                  the Fund, and to limit          managers also intend       overall holdings of
financing. Changes by recognized rating         our overall holding of          to limit the Fund's        bonds in this
agencies in their rating of any such            bonds in this category.         overall holdings of        category. Such
security and in the ability of the              Such limitations may not        bonds in this              limitations may not
issuer to make payments of interest and         protect the Fund from           category. Such             protect the Fund from
principal will also ordinarily have a           widespread bond defaults        limitations may not        widespread bond
more dramatic effect on the values of           brought about by a              protect the Fund from      defaults brought
these investments than on the values of         sustained economic              widespread bond            about by a sustained
higher-rated securities. Consequently,          downturn.                       defaults brought about     economic downturn.
these changes will affect a Fund's net                                          by a sustained
asset value per share.                                                          economic downturn or
                                                                                from price declines
                                                                                that might result from
                                                                                changes in the quality
                                                                                ratings of individual
                                                                                bonds.

                RISKS                                                    HOW THE FUNDS STRIVE TO MANAGE THEM
----------------------------------------        --------------------------------------------------------------------------------
                                                         DELAWARE                     DELAWARE                   DELAWARE
                                                    INTERNATIONAL VALUE           EMERGING MARKETS          INTERNATIONAL SMALL
                                                        EQUITY FUND                     FUND                  CAP VALUE FUND
                                                --------------------------     ------------------------    ---------------------
REAL ESTATE INDUSTRY RISK INCLUDES AMONG        To the extent the Funds invest in REITs, it is subject to the risks associated
OTHERS: possible declines in the value          with the real estate industry. Investors should carefully consider these risks
of real estate; risks related to general        before investing in the Funds.
and local economic conditions; possible
lack of availability of mortgage funds;
overbuilding; extended vacancies of
properties; increases in competition,
property taxes and operating expenses;
changes in zoning laws; costs resulting
from the clean-up of, and liability to
third parties resulting from,
environmental problems; casualty for
condemnation losses; uninsured damages
from floods, earthquakes or other
natural disasters; limitations on and
variations in rents; and changes in
interest rates. REITs are subject to
substantial cash flow dependency,
defaults by borrowers, self-liquidation,
and the risk of failing to qualify for
tax-free pass-through of income under
the Internal Revenue Code, or other
applicable, of countries REITs are
listed.


         DISCLOSURE OF
             PORTFOLIO   A description of the Fund's policies and procedures
  HOLDINGS INFORMATION   with respect to the disclosure of the Fund's portfolio
                         securities is available in the Fund's Statement of Additional Information and on the Fund's website at www.delawarefunds.com.

WHO MANAGES THE FUNDS

   INVESTMENT MANAGERS   The Funds are managed by Delaware Management Company, a
                         series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware
                         Management Holdings, Inc. Delaware Management Company makes investment decisions for the Funds, manages the Funds' business business affairs and provides daily administrative services. For these services, the manager is paid an annual fee as follows:


                                                                                               DELAWARE EMERGING MARKETS FUND
                                            DELAWARE INTERNATIONAL VALUE EQUITY FUND    DELAWARE INTERNATIONAL SMALL CAP VALUE FUND
                                          -------------------------------------------   -------------------------------------------
                      As a percentage
                      of average
                      daily net assets        0.85% on the first $500 million                  1.25% on first $500 million
                                               0.80% on the next $500 million                 1.20% on the next $500 million
                                                 0.75% on the next $1,500 million           1.15% on the next $1,500 million
                                          0.70% on assets in excess of $2,500 million   1.10% on assets in excess of $2,500 million



                      Mondrian Investment Partners Limited ("Mondrian") is the sub-advisor for the Funds. As sub-advisor, Mondrian is responsible for day-to-day management of the Funds' assets. Delaware Management Company administers the Funds' business affairs and has ultimate responsibility for all investment advisory services for the Funds. Delaware Management Company also supervises the sub-advisor's performance. For these services, the manager pays the sub-advisor a sub-advisory fee as follows:



                                                       DELAWARE                 DELAWARE                   DELAWARE
                                                  INTERNATIONAL VALUE           EMERGING               INTERNATIONAL SMALL
                                                      EQUITY FUND             MARKETS FUND              CAP VALUE FUND
                                                  -------------------         ------------             -------------------
                      As a percentage of
                      average daily net assets           0.20%                   0.30%                       0.20%



                      Prior to September 24, 2004, Delaware International Advisers Ltd. (now known as Mondrian) served as the Fund's manager. Since September 25, 2004, Delaware Management Company served as the Fund's manager and Mondrian served as the Funds' sub-advisor. The aggregate advisory fee paid by each Fund for the last fiscal year is as follows:



                                                       DELAWARE                 DELAWARE                   DELAWARE
                                                  INTERNATIONAL VALUE           EMERGING               INTERNATIONAL SMALL
                                                      EQUITY FUND             MARKETS FUND              CAP VALUE FUND
                                                  -------------------         ------------             -------------------
                      As a percentage of
                      average daily net assets           0.85%                   1.09%*                      0.59%*


                      *  Reflects a waiver of fees by the manager.

          PORTFOLIO   DELAWARE EMERGING MARKETS FUND
           MANAGERS
                      Clive Gillmore and Robert Akester have primary responsibility for making day-to-day investment decisions for Delaware Emerging Markets Fund. In making investment decisions for Delaware Emerging Markets Fund, Mr. Gillmore and Mr. Akester regularly consult with Emma R.E. Lewis and a fourteen member international equity team. Mr. Gillmore and Mr. Akester have managed the Fund since its inception.

                      CLIVE A. GILLMORE, Deputy Managing Director/Senior Portfolio Manager of Mondrian, is a graduate of the Warwick University, England, and the London Business School Investment Program, Mr. Gillmore joined Mondrian in 1990 after eight years of investment experience. His most recent position prior to joining Mondrian was as a Pacific Basin equity analyst and senior portfolio manager for Hill Samuel Investment Management Ltd. Prior to that, Mr. Gillmore was an analyst and portfolio manager for Legal and General Investment in the United Kingdom.

                      ROBERT AKESTER, Senior Portfolio Manager of Mondrian, joined Mondrian in 1996, Mr. Akester, who began his investment career in 1969, was most recently a Director of Hill Samuel Investment Management Ltd., which he joined in 1985. His prior experience included working as a Senior Analyst and head of the South-East Asian Research team at James Capel, and as a Fund Manager at Prudential Assurance Co., Ltd. Mr. Akester holds a BS in Statistics and Economics from University College, London and is an associate of the Institute of Actuaries, with a certificate in Finance and Investment.

                      EMMA R. E. LEWIS, Senior Portfolio Manager of Mondrian, is a graduate of Pembroke College, Oxford University, where she completed her Masters in Philosophy and Theology. She joined Mondrian in 1995, assuming analytical responsibilities in the Pacific Basin Team. She began her investment career at the Dutch bank ABN AMRO and later joined Fuji Investment Management. Ms. Lewis is an Associate of the U.K. Society of Investment Professionals.

                      DELAWARE INTERNATIONAL SMALL CAP VALUE FUND

                      Clive A. Gillmore and Ormala Krishnan have primary responsibility for making day-to-day investment decisions for the Fund.

                      ORMALA KRISHNAN, Portfolio Manager of Mondrian, received a BSc (Mathematics) from the National University of Singapore and an MSc (Actuarial Science) from City University, London. Before joining Mondrian in 2000, she was an investment consultant with William M. Mercer, London. In 1993, she began her investment career with Koeneman Capital Management, Singapore (acquired by DBS Asset Management in 1998), building quantitative investment models before becoming a portfolio manager with country responsibilities for Japan, Thailand and Indonesia equity markets. Currently, she is pursuing a PhD in Investment & Finance with City University Business School, London. Ms. Krishnan has managed the Fund since May 2000.

                      Please see Delaware Emerging Markets Fund's portfolio manager information for the description of Mr. Gillmore's business experience.

                      DELAWARE INTERNATIONAL VALUE EQUITY FUND

                      Clive A. Gillmore, NIGEL G. MAY and Emma R.E. Lewis have primary responsibility for making day-to-day investment decisions for Delaware International Value Equity Fund. In making investment decisions for the Fund, Mr. Gillmore, Mr. May and Ms. Lewis regularly consult with a fourteen member international equity team.

                      NIGEL G. MAY, Director/Senior Portfolio Manager/Regional Research Director of Mondrian, is a graduate of Sidney Sussex College, Cambridge. Prior to joining Mondrian in 1991, he had been with Hill Samuel Investment Management Group for five years.

                      Please see Delaware Emerging Markets Fund's portfolio manager information for Mr. Gillmore and Ms. Lewis' business experience.

                      The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

         Who's who?   This diagram shows the various organizations involved
                      with managing, administering and servicing the Delaware
                      Investments Funds.

                                                      -------------------
                                                       BOARD OF TRUSTEES
                                                      -------------------
----------------------------                                  |                              ---------------------------
    INVESTMENT MANAGER                                -------------------                            CUSTODIAN
Delaware Management Company   ---------------------       THE FUNDS      ------------------      JPMorgan Chase Bank
    2005 Market Street                                -------------------                      4 Chase Metrotech Center
Philadelphia, PA 19103-7094                           |                 |                         Brooklyn, NY 11245
----------------------------            ---------------------------     |                    ----------------------------
                   |                          DISTRIBUTOR               |
                   |                    Delaware Distributors, L.P.     ------------------------------
----------------------------               2005 Market Street                    SERVICE AGENT
     SUB-ADVISOR                        Philadelphia, PA 19103-7094      Delaware Service Company, Inc.
  Mondrian Investment                   ---------------------------            2005 Market Street
    Partners Limited                                  |                   Philadelphia, PA 19103-7094
 80 Cheapside, Third Floor                            |                  ------------------------------
 London, England EC2V 6EE            ------------------------------------      |
----------------------------         FINANCIAL INTERMEDIARY WHOLESALER         |
                   |                 Lincoln Financial Distributors, Inc.      |
                   |                         2001 Market Street                |
                   |                     Philadelphia, PA 19103-7055           |
----------------------------         ------------------------------------      |
  PORTFOLIO MANAGERS                                                           |
(see page 22 for details)                                      ------------------
----------------------------                                   FINANCIAL ADVISORS
                                                               ------------------
                                                                       |
                                                                  ------------
                                                                  SHAREHOLDERS
                                                                  ------------

BOARD OF TRUSTEES A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. Generally, at least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. However, the Fund relies on certain exemptive rules created by the SEC that require the Board of Trustees overseeing the Fund to be comprised of a majority of such independent Trustees. These independent fund trustees, in particular, are advocates for shareholder interests.

INVESTMENT MANAGER An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's Prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the investment manager performs. Most management contracts provide for the investment manager to receive an annual fee based on a percentage of the fund's average daily net assets. The investment manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises. The investment manager has delegated certain responsibilities mentioned above to the sub-advisor.

DISTRIBUTOR Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker-dealers and are subject to NASD Regulation, Inc. (NASDR(SM)) rules governing mutual fund sales practices.

FINANCIAL INTERMEDIARY WHOLESALER Pursuant to a contractual arrangement with Delaware Distributors, L.P., Lincoln Financial Distributors, Inc. (LFD) is primarily responsible for promoting the sale of Fund shares through broker/dealers, financial advisors and other financial intermediaries.

SERVICE AGENT Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

FINANCIAL ADVISORS Financial advisors provide advice to their clients, analyzing their financial objectives and recommending appropriate funds or other investments. Financial advisors are compensated for their services, generally through sales commissions, and through 12b-1 and/or service fees deducted from the fund's assets.

SHAREHOLDERS Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect trustees. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment policies must also seek shareholder approval.

SUB-ADVISOR A sub-advisor is a company generally responsible for the management of the fund's assets or some portion thereof. The sub-advisor is selected and supervised by the investment manager. The investment manager has delegated certain responsibilities to the sub-advisor that are listed under the "Investment manager" section above.

PORTFOLIO MANAGERS Portfolio managers are employed by the investment manager and/or sub-advisor to make investment decisions for individual portfolios on a day-to-day basis.

CUSTODIAN Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

ABOUT YOUR ACCOUNT

          INVESTING IN   Institutional Class shares are available for purchase
             THE FUNDS   only by the following:

                           o retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;


                           o tax-exempt employee benefit plans of the Funds' investment manager or its affiliates and of securities dealer firms with a selling agreement with the distributor;

                           o institutional advisory accounts of the Funds' investment manager, or its affiliates and those having client relationships with Delaware Investment Advisers, another series of Delaware Management Business Trust, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts;


                           o a bank, trust company and similar financial institution investing for its own account or for the account of its trust customers for whom the financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee;

                           o registered investment advisors investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the advisor for investment purposes. Use of the Institutional Class shares is restricted to advisors who are not affiliated or associated with a broker or dealer and who derive compensation for their services exclusively from their advisory clients;


                           o certain plans qualified under Section 529 of the Internal Revenue Code for which the Fund's investment manager, distributor or service agent or one or more of their affiliates provide record keeping, administrative, investment management, marketing, distribution or similar services; or


                           o programs sponsored by financial intermediaries where such program requires the purchase of Institutional Class shares.

                         If you are establishing an account in Delaware International Value Equity Fund on behalf of a defined contribution plan and the amount of the initial investment is at least $5 million or total assets in the plan exceed $100 million (regardless of the size of the initial investment), please call your Client Services Representative at 800 510-4015 to determine whether another more suitable alternative is available.

     HOW TO BUY SHARES   [GRAPHIC OMITTED: ILLUSTRATION OF A ENVELOPE]

                                    BY MAIL

                                    Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

                         [GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

                                    BY WIRE

                                    Ask your bank to wire the amount you want to invest to Bank of New York, ABA #021000018, Bank Account number 8900403748. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us at 800 510-4015 so we can assign you an account number.

                         [GRAPHIC OMITTED: ILLUSTRATION OF AN EXCHANGE SYMBOL]

                                    BY EXCHANGE

                                    You can exchange all or part of your
                                    investment in one or more funds in the
                                    Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that you may not exchange your shares for Class B or Class C shares. To open an account by exchange, call your Client Services Representative at 800 510-4015.

                         [GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

                                    THROUGH YOUR FINANCIAL ADVISOR

                                    Your financial advisor can handle all the details of purchasing shares, including opening an account. Your advisor may charge a separate fee for this service.

                         The price you pay for shares will depend on when we receive your purchase order. In particular, we reserve the right to reject any specific order for any person whose transactions seem to follow a "market timing" pattern. If we or an authorized agent receives your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), you will pay that day's closing share price which is based on the Fund's net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

                         We determine each Fund's net asset value (NAV) per share at the close of regular trading on the New York Stock Exchange each business day that the Exchange is open. We normally calculate this value by adding the market value of all the securities and assets in a Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We generally price securities and other assets for which market quotations are readily available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days, we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

        FAIR VALUATION   Each Fund uses fair value pricing, it may take into
                         account any factors it deems appropriate. A Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

                         Each Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. Funds may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before a Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, each Fund may frequently value many foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.


                         Subject to the Board's oversight, each Fund's Board has delegated responsibility for valuing a Fund's assets to a Pricing Committee of the investment manager, which operates under the policies and procedures approved by the Board, to value a Fund's assets on behalf of each Fund. The Pricing Committee values Fund assets as described above.


HOW TO REDEEM SHARES     [GRAPHIC  OMITTED: ILLUSTRATION OF AN ENVELOPE]

                                    BY MAIL

                                    You can redeem your shares (sell them back to the fund) by mail by writing to: Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. All owners of the account must sign the request, and for redemptions of more than $100,000, you must include a signature guarantee for each owner. You can also fax your written request to 267 256-8992. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account.


                         [GRAPHIC OMITTED: ILLUSTRATION OF A TELEPHONE]

                                    BY TELEPHONE

                                    You can redeem up to $100,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.


                         [GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

                                    BY WIRE

                                    You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account, normally the next business day after we receive your request. Bank information must be on file before you request a wire redemption.


                         [GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

                                    THROUGH YOUR FINANCIAL ADVISOR

                                    Your financial advisor can handle all the details of redeeming your shares. Your advisor may charge a separate fee for this service.

  HOW TO REDEEM SHARES   If you hold your shares in certificates, you must
           (continued)   submit the certificates with your request to sell the
                         shares. We recommend that you send your certificates by certified mail.

                         When you send us a properly completed request to redeem or exchange shares, and we or an authorized agent receives the request before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), you will receive the net asset value next determined after we receive your request. If we receive your request after the close of regular trading on the New York Stock Exchange, you will receive the net asset value next determined on the next business day. You may have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

       ACCOUNT MINIMUM   If you redeem shares and your account balance falls
                         below $250, the Fund may redeem your account after 60 days' written notice to you.

             EXCHANGES   You can exchange all or part of your shares, normally
                         for shares of the same class in another Delaware
                         Investments fund. We may refuse the purchase side of any exchange request, if, in the investment manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies or would otherwise potentially be adversely affected. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be refused. In addition, subject to eligibility criteria, defined contribution plans may exchange into Class P shares of The International Equity Portfolio of
                         Delaware Pooled Trust when available. If you exchange shares to a fund that has a sales charge you will pay any applicable sales charges on your new shares. You don't pay sales charges on shares that are acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's Prospectus and read it carefully before buying shares through an exchange.
                         You may not exchange your shares for Class B and Class
                         C shares of the funds in the Delaware Investments family.


              FREQUENT   Each Fund discourages purchases by market timers and
       TRADING OF FUND   purchase orders (including the purchase side of
                SHARES   exchange orders) by shareholders identified as market
                         timers may be rejected. The Fund's Board of Trustees has adopted policies and procedures designed to detect, deter and prevent trading activity detrimental to each Fund and its shareholders, such as market timing. Each
                         Fund will consider anyone who follows a pattern of market timing in any fund in the Delaware Investments
                         Family of Funds or the Optimum Funds Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

                         Market timing of a fund occurs when investors make consecutive rapid short-term "roundtrips", or in other words, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 business days of a purchase of that fund's shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter of a previous short-term roundtrip in that fund, you may be considered a market timer. The purchase and sale of fund shares through the use of the exchange privilege are also included in determining whether market timing has occurred. Each Fund also reserves the right to consider other trading patterns as market timing.

                         Your ability to use a Fund's exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order. Each Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary or in any omnibus-type account. Transactions placed in violation of a Fund's market timing policy are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.

                         However, sales of Fund shares back to a Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectus. This may result in an undesirable situation where a shareholder with an account closed to new purchases could be faced with a costly redemption of Fund shares if, for example, these shares have declined in value, the shareholder recently paid a front-end sales charge or the shares are subject to a CDSC, or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Fund shares and avoid frequent trading in Fund shares.

                         Each Fund reserves the right to modify this policy, including any monitoring procedures and the procedures to close accounts to new purchases established from time to time to effectuate this policy, at any time without notice. Though the implementation of this policy involves judgments that are inherently subjective and involves some selectivity in their application, we seek to make judgments and applications that are consistent with the interests of the Fund's shareholders. While we will seek to take actions that will detect market timing, we cannot represent that such trading activity can be completely eliminated.

                         RISKS OF MARKET TIMING. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a Fund's shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Fund may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Fund performance.

                         A Fund that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Fund calculates its NAV at 4:00 p.m. Eastern Time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of foreign securities established some time before the Fund calculates its own share price. Any Fund that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. Funds that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in small cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high yield bonds, asset-backed securities, or municipal bonds.

                         TRANSACTION MONITORING PROCEDURES. Each Fund, through its transfer agent, maintains surveillance procedures designed to detect excessive or short-term trading in Fund shares. This monitoring process involves several factors, which includes scrutinizing transactions in Fund shares for transactions in violation of the Fund's market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Funds may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

                         Omnibus account arrangements are common forms of holding shares of the Funds, particularly among certain brokers, dealers, and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Funds seek to apply their monitoring procedures to these omnibus account arrangements and to the individual participant level in such accounts. In efforts to discourage market timers in such accounts the Funds may consider enforcement against market timers at the participant level and at the omnibus level, up to and including termination of the omnibus account.

                         LIMITATIONS ON ABILITY TO DETECT AND CURTAIL MARKET TIMING. Shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of a Fund and its agents to detect market timing in Fund shares, there is no guarantee that a Fund will be able to identify these shareholders or curtail their trading practices. In particular, a Fund may not be able to detect market timing in Fund shares attributable to a particular investor who effects purchase and/or exchange activity in Fund shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Fund shares.

            DIVIDENDS,   DIVIDENDS, IF ANY, ARE PAID ANNUALLY FOR OF EACH OF THE
     DISTRIBUTIONS AND   FUNDS. WE AUTOMATICALLY REINVEST ALL DIVIDENDS AND ANY
                 TAXES   CAPITAL GAINS, UNLESS YOU DIRECT US OTHERWISE.

                         In addition, in order to satisfy certain distribution requirements of the Tax Reform Act of 1986, the Funds may declare special year-end dividend and capital gains distributions during November and December to shareholders of record on a date in such month. Such distributions, if received by shareholders by January, are deemed to have been paid by the Funds and received by shareholders on the earlier of the date paid or December 31 of the prior year.

                         The tax status of your dividends from the Funds is the same whether you reinvest your dividends or receive them in cash.

                         Distributions from the Funds' long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. The tax rate on capital gains is less than the tax rate on ordinary income.

                         You also may be subject to state and local taxes on distributions. Tax laws are subject to change, so we urge you to consult your tax advisor about your particular tax situation and how it might be affected by current tax law.

                         We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.


      OTHER INVESTMENT   HIGH-YIELD, HIGH RISK SECURITIES. Delaware Emerging
     POLICIES AND RISK   Markets Fund and Delaware International Small Cap Value
        CONSIDERATIONS   Fund may invest in high-yield, high risk foreign
                         fixed-income securities. In the past, in the opinion of the Fund's portfolio managers, the high-yields from these bonds have more than compensated for their higher default rates. There can be no assurance, however, that yields will continue to offset default rates on these bonds in the future. The Fund's portfolio managers intends to maintain adequately diversified portfolios of stocks and bonds. While diversification can help to reduce the effect of an individual default on a Fund, there can be no assurance that diversification will protect the Delaware International Small Cap Value Fund from widespread bond defaults brought about by a sustained economic downturn.


                         Medium- and low-grade bonds held by a Fund may be issued as a consequence of corporate restructurings, such as leveraged buy-outs, mergers, acquisitions, debt recapitalizations or similar events. Also these bonds are often issued by smaller, less creditworthy companies or foreign governments or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by bonds issued under such circumstances are substantial.

                         The economy and interest rates may affect these high-yield, high risk securities differently from other securities. Prices have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or a substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. Changes by recognized rating agencies in their rating of any security and in the ability of an issuer to make payments of interest and principal will also ordinarily have a more dramatic effect on the values of these investments than on the values of higher-rated securities. Consequently, these changes will affect a Fund's net asset value per share.

                         FOREIGN CURRENCY TRANSACTIONS. Although each Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. Each Fund will, however, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to minimize currency value fluctuations. Each Fund may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (i.e., a "forward foreign currency" contract or "forward" contract). A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract. Each Fund will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion.

                         Each Fund may enter into forward contracts to "lock in" the price of a security it has agreed to purchase or sell, in terms of U.S. dollars or other currencies in which the transaction will be consummated. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying security transaction, a Fund will be able to protect itself against a possible loss resulting from an adverse change in currency exchange rates during the period between the date the security is purchased or sold and the date on which payment is made or received.


                         When the Fund's portfolio managers believe that the currency of a particular country may suffer a significant decline against the U.S. dollar or against another currency, a Fund may enter into a forward foreign currency contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency.


                         A Fund will not enter into forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Delaware International Small Cap Value Fund to deliver an amount of foreign currency in excess of the value of the Delaware International Small Cap Value Fund's securities or other assets denominated in that currency.

                         At the maturity of a forward contract, a Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency. A Fund may realize gains or losses from currency transactions.


    CERTAIN MANAGEMENT   INVESTMENTS BY FUND OF FUNDS AND INVESTMENT VEHICLES
        CONSIDERATIONS   THAT OPERATE SIMILARLY TO FUNDS OF FUNDS. The Fund
                         accepts investments from funds of funds, including those within Delaware Investments family, and investment vehicles that operate similarly to funds of funds, such as 529 plans. A "529 Plan" is a college savings program that operates under section 529 of the Internal Revenue Code. From time to time, the Fund may experience large investments or redemptions due to allocations or rebalancings by these funds of funds and/or similar investment vehicles. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The investment manager will monitor transactions by the funds of funds and/or similar investment vehicles and will attempt to minimize any adverse effects on the Fund and funds of funds and/or similar investment vehicle as a result of these transactions.

FINANCIAL HIGHLIGHTS

THE FINANCIAL HIGHLIGHTS TABLES are intended to help you understand a Fund's financial performance. All "per share" information reflects financial results for a single Fund share. This information has been audited by Ernst & Young LLP, whose report, along with each Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800 523-1918.


                                                                                                             INSTITUTIONAL CLASS
                                                 -------------------------------------------------------------------------------
                                                                                                                      Year ended
                                                                                                                           11/30
Delaware International Value Equity Fund                  2004             2003             2002            2001            2000
----------------------------------------------   -------------    -------------    -------------   -------------   -------------
NET ASSET VALUE, BEGINNING OF PERIOD             $      13.400    $      11.060    $      12.410   $      15.760   $      16.190
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(1)                                 0.305            0.218            0.120           0.189           0.210
Net realized and unrealized gain (loss) on
 investments and foreign currencies                      2.902            2.637           (0.998)         (1.205)         (0.078)
                                                 -------------    -------------    -------------   -------------   -------------
Total from investment operations                         3.207            2.855           (0.878)         (1.016)          0.132
                                                 -------------    -------------    -------------   -------------   -------------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:

Net investment income                                   (0.197)          (0.126)          (0.162)         (0.240)         (0.240)
Net realized gain on investments                             -           (0.389)          (0.310)         (2.094)         (0.322)
                                                 -------------    -------------    -------------   -------------   -------------
Total dividends and distributions                       (0.197)          (0.515)          (0.472)         (2.334)         (0.562)
                                                 -------------    -------------    -------------   -------------   -------------
NET ASSET VALUE, END OF PERIOD                   $      16.410    $      13.400    $      11.060   $      12.410   $      15.760
                                                 =============    =============    =============   =============   =============
TOTAL RETURN(2)                                          24.21%           27.29%           (7.29%)         (8.14%)          0.70%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)          $     178,048    $     102,974    $      56,127   $      75,790   $     117,039
Ratio of expenses to average net assets                   1.40%            1.74%            1.83%           1.69%           1.59%
Ratio of net investment income to average
 net assets                                               2.08%            1.90%            1.02%           1.42%           1.32%
Portfolio turnover                                           7%              14%              23%             15%             10%


----------
(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

                                                                                                          INSTITUTIONAL CLASS
                                                -----------------------------------------------------------------------------
                                                                                                                   Year ended
                                                                                                                        11/30
Delaware Emerging Markets Fund                           2004            2003            2002            2001            2000
---------------------------------------------   -------------   -------------   -------------   -------------   -------------
NET ASSET VALUE, BEGINNING OF PERIOD            $      10.920   $       7.260   $       6.940   $       6.630   $       8.080
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(1)                                0.256           0.134           0.199           0.188           0.128
Net realized and unrealized gain (loss) on
 investments and foreign currencies                     3.659           3.717           0.269           0.169          (1.438)
                                                -------------   -------------   -------------   -------------   -------------
Total from investment operations                        3.915           3.851           0.468           0.357          (1.310)
                                                -------------   -------------   -------------   -------------   -------------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:

Net investment income                                  (0.225)         (0.191)         (0.148)         (0.047)         (0.140)
Total dividends and distributions                      (0.225)         (0.191)         (0.148)         (0.047)         (0.140)
                                                -------------   -------------   -------------   -------------   -------------
NET ASSET VALUE, END OF PERIOD                  $      14.610   $      10.920   $       7.260   $       6.940   $       6.630
                                                =============   =============   =============   =============   =============
TOTAL RETURN(2)                                         36.34%          54.52%           6.88%           5.40%         (16.65%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)         $      63,732   $       6,131   $       2,753   $       2,182   $       2,229
Ratio of expenses to average net assets                  1.66%           1.70%           1.70%           1.70%           1.70%
Ratio of expenses to average net assets prior
 to expense limitation and expenses paid
 indirectly                                              1.82%           2.36%           2.69%           2.43%           2.55%
Ratio of net investment income to average net
 assets                                                  2.06%           1.53%           2.71%           2.64%           1.53%
Ratio of net investment income to average net
 assets prior to expense limitation and
 expenses paid indirectly                                1.90%           0.87%           1.72%           1.91%           0.68%
Portfolio turnover                                         34%             55%             33%             36%             31%


----------
(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return also reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

                                                                                                          INSTITUTIONAL CLASS
                                                -----------------------------------------------------------------------------
                                                                                                                   Year ended
                                                                                                                        11/30
Delaware International Small Cap Value Fund              2004            2003            2002            2001            2000
---------------------------------------------   -------------   -------------   -------------   -------------   -------------
NET ASSET VALUE, BEGINNING OF PERIOD            $       8.730   $       6.260   $       7.410   $       8.340   $      10.730
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(1)                                0.180           0.131           0.161           0.149           0.209
Net realized and unrealized gain (loss) on
 investments and foreign currencies                     2.053           2.476          (1.101)         (0.370)         (0.727)
                                                -------------   -------------   -------------   -------------   -------------
Total from investment operations                        2.233           2.607          (0.940)         (0.221)         (0.518)
                                                -------------   -------------   -------------   -------------   -------------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:

Net investment income                                  (0.123)         (0.137)         (0.143)         (0.188)         (0.140)
Net realized gain on investments                            -               -          (0.067)         (0.521)         (1.732)
                                                -------------   -------------   -------------   -------------   -------------
Total dividends and distributions                      (0.123)         (0.137)         (0.210)         (0.709)         (1.872)
                                                -------------   -------------   -------------   -------------   -------------
NET ASSET VALUE, END OF PERIOD                  $      10.840   $       8.730   $       6.260   $       7.410   $       8.340
                                                =============   =============   =============   =============   =============
TOTAL RETURN(2)                                         25.91%          42.62%         (13.03%)         (3.09%)         (5.32%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)         $         667   $         300   $       3,114   $       3,579   $       3,691
Ratio of expenses to average net assets                  1.25%           1.25%           1.25%           1.25%           1.25%
Ratio of expenses to average net assets prior
 to expense limitation and expenses paid
 indirectly                                              1.91%           1.80%           2.32%           3.42%           1.52%
Ratio of net investment income to average net
 assets                                                  1.89%           1.84%           2.28%           1.91%           2.45%
Ratio of net investment income (loss) to
 average net assets prior to expense
 limitation and expenses paid indirectly                 1.23%           1.29%           1.21%          (0.26)%          2.18%
Portfolio turnover                                         36%             59%             24%             20%             22%


----------
1 The average shares outstanding method has been applied for per share information.

2 Total investment return is based on the change in net asset value during the period and assumes reinvestment of distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

       HOW TO READ THE
  FINANCIAL HIGHLIGHTS

NET INVESTMENT INCOME (LOSS)

Net investment income (loss) includes dividend and interest income earned from a fund's securities; it is after expenses have been deducted.

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES

A realized gain on investments occurs when we sell an investment at a profit, while a realized loss on investments occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share, if any, that we pay to shareholders would be listed under "Less dividends and distributions-Distributions from net realized gain on investments." Realized and unrealized gain (loss) on foreign currencies represent changes in the U.S. dollar value of assets (including investments) and liabilities denominated in foreign currencies as a result of changes in foreign currency exchange rates.

NET ASSET VALUE (NAV)

This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

TOTAL RETURN

This represents the rate that an investor would have earned or lost on an investment in a fund. In calculating this figure for the financial highlights table, we include applicable fee waivers, exclude front-end and contingent deferred sales charges, and assume the shareholder has reinvested all dividends and realized gains.

NET ASSETS

Net assets represent the total value of all the assets in a fund's portfolio, less any liabilities, that are attributable to that class of the Fund.

RATIO OF EXPENSES TO AVERAGE NET ASSETS

The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS

We determine this ratio by dividing net investment income (loss) by average net assets.

PORTFOLIO TURNOVER

This figure tells you the amount of trading activity in a fund's portfolio. For example, a turnover rate of 100% would occur if the Fund bought and sold all of the securities in its portfolio once in the course of a year, or frequently traded a single security. High turnover can result in increased transaction costs and tax liability for investors.

GLOSSARY

       HOW TO USE THIS   This glossary includes definitions of investment terms,
              GLOSSARY   many of which are used throughout the Prospectus. If
                         you would like to know the meaning of an investment term that is not explained in the text please check the glossary.

AMORTIZED COST

Amortized cost is a method used to value a fixed-income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

AVERAGE MATURITY

An average of when the individual bonds and other debt securities held in a portfolio will mature.

BOND

A debt security, like an IOU, issued by a company, municipality or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date. A bond's price changes prior to maturity and is inversely related to current interest rates. When interest rates rise, bond prices fall, and when interest rates fall, bond prices rise. See Fixed-income securities.

BOND RATINGS

Independent evaluations of creditworthiness, ranging from Aaa/AAA (highest quality) to D (lowest quality). Bonds rated Baa/BBB or better are considered investment grade. Bonds rated Ba/BB or lower are commonly known as junk bonds. See also Nationally recognized statistical ratings organization.

CAPITAL

The amount of money you invest.

CAPITAL APPRECIATION

An increase in the value of an investment.

CAPITAL GAINS DISTRIBUTIONS

Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

CITIGROUP WORLD EX-U.S. EMI

The Citigroup World ex-U.S. EMI is a U.S. dollar denominated float weighted equity index of companies located outside the United States with a market capitalization of $100 million or larger available to investment. This index consists of the companies in the lowest 20% in market capitalization within the Citigroup Global Equity Broad Market Index.

COMMISSION

The fee an investor pays to a financial advisor for investment advice and help in buying or selling mutual funds, stocks, bonds or other securities.

COMPOUNDING

Earnings on an investment's previous earnings.

CONSUMER PRICE INDEX (CPI)

Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

CONTINGENT DEFERRED SALES CHARGE (CDSC)

Fee charged by some mutual funds when shares are redeemed (sold back to the fund) within a set number of years; an alternative method for investors to compensate a financial advisor for advice and service, rather than an up-front commission.

CORPORATE BOND

A debt security issued by a corporation. See Bond.

CURRENCY EXCHANGE RATES

The price at which one country's currency can be converted into another's. This exchange rate varies almost daily according to a wide range of political, economic, and other factors.

DEPRECIATION

A decline in an investment's value.

DIVERSIFICATION

The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

DIVIDEND DISTRIBUTION

Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

DURATION

A measurement of a fixed-income investment's price volatility. The larger the number, the greater the likely price change for a given change in interest rates.

EXPENSE RATIO

A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.

FINANCIAL ADVISOR

Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

FIXED-INCOME SECURITIES

With fixed-income securities, the money you originally invested is paid back at a pre-specified maturity date. These securities, which include government, corporate or municipal bonds, as well as money market securities, typically pay a fixed rate of return (often referred to as interest). See Bond.

INFLATION

The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

INVESTMENT GOAL

The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

MANAGEMENT FEE

The amount paid by a mutual fund to the investment advisor for management services, expressed as an annual percentage of the fund's average daily net assets.

MARKET CAPITALIZATION

The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.

MATURITY

The length of time until a bond issuer must repay the underlying loan principal to bondholders.

MORGAN STANLEY CAPITAL INTERNATIONAL EAFE (EUROPE, AUSTRALASIA, FAR EAST) INDEX

The Morgan Stanley Capital International EAFE Index is an international index including stocks traded on 16 exchanges in Europe, Australasia and the Far East, weighted by capitalization. Morgan Stanley Capital International EMF (Emerging Markets Free) Index The Morgan Stanley Capital International EMF Index is a U.S. dollar denominated index comprised of stocks of countries with below average per capita GDP as defined by the World Bank, foreign ownership restrictions, a tax regulatory environment, and greater perceived market risk than in the developed countries. Within this index, MSCI aims to capture an aggregate of 60% of local market capitalization.

NASD REGULATION, INC. (NASDR(SM))

The independent subsidiary of the National Association of Securities Dealers, Inc. responsible for regulating the securities industry.

NATIONALLY RECOGNIZED STATISTICAL RATINGS ORGANIZATION (NRSRO)

A company that assesses the credit quality of bonds, commercial paper, preferred and common stocks and municipal short-term issues, rating the probability that the issuer of the debt will meet the scheduled interest payments and repay the principal. Ratings are published by such companies as Moody's Investors Service, Inc. (Moody's), Standard & Poor's (S&P), Duff & Phelps, Inc. (Duff), and Fitch, Inc. (Fitch).

NET ASSETS

Net assets, for purposes of each Fund's 80% Policy means the value of all total assets in the Fund's portfolio, minus any liabilities, plus the amount of the Fund's borrowings, if any, for investment purposes.

NET ASSET VALUE (NAV)

The daily value of one mutual fund share, generally equal to a fund's net assets divided by the number of shares outstanding.

PREFERRED STOCK

Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stocks also often pay dividends at a fixed rate and are sometimes convertible into common stock.

PRICE-TO-EARNINGS RATIO

A measure of a stock's value calculated by dividing the current market price of a share of stock by its annual earnings per share. A stock selling for $100 per share with annual earnings per share of $5 has a P/E of 20.

PRINCIPAL

Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.

PROSPECTUS

The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

REDEEM

To cash in your shares by selling them back to the mutual fund.

RISK

Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

SALES CHARGE

Charge on the purchase or redemption of fund shares sold through financial advisors. May vary with the amount invested. Typically used to compensate advisors for advice and service provided.

SEC (SECURITIES AND EXCHANGE COMMISSION)

Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

SHARE CLASSES

Different classifications of shares; mutual fund share classes offer a variety of sales charge choices.

SIGNATURE GUARANTEE

Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid; signature guarantees can be provided by members of the STAMP program.

STANDARD DEVIATION

A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The document serving as "Part B" of a fund's prospectus that provides more detailed information about the fund's organization, investments, policies and risks.

STOCK

An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as common stocks or equities.

TOTAL RETURN

An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

VOLATILITY

The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

Appendix A - Bond Ratings

APPENDIX A - BOND RATINGS

Excerpts from Moody's description of its bond ratings: Aaa--judged to be the best quality. They carry the smallest degree of investment risk; Aa--judged to be of high quality by all standards; A--possess favorable attributes and are considered "upper medium" grade obligations; Baa--considered as medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; Ba--judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B--generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa--are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca--represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C--the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Excerpts from S&P's description of its bond ratings: AAA--highest grade obligations. They possess the ultimate degree of protection as to principal and interest; AA--also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in a small degree; A--strong ability to pay interest and repay principal although more susceptible to changes in circumstances; BBB--regarded as having an adequate capacity to pay interest and repay principal; BB, B, CCC, CC--regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions; C--reserved for income bonds on which no interest is being paid; D--in default, and payment of interest and/or repayment of principal is in arrears.

DELAWARE INTERNATIONAL   Additional information about the Funds' investments is
VALUE EQUITY FUND        available in the Funds' annual and semiannual reports
                         to shareholders. In the Funds' shareholder reports, you
DELAWARE EMERGING        will find a discussion of the market conditions and
MARKETS FUND             investment strategies that significantly affected the
                         Funds' performance during the report period. You can
DELAWARE INTERNATIONAL   find more detailed information about the Funds in the
SMALL CAP VALUE FUND     current Statements of Additional Information, which we
                         have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. If you want a free copy of a Statements of Additional Information, the annual or semiannual report, or if you have any questions about investing in these Funds, you can write to us at 2005
                         Market Street, Philadelphia, PA 19103-7057, or call toll-free 800 510-4015. You may also obtain additional information about the Funds from your financial advisor.

                         You can find reports and other information about the Funds on the EDGAR database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Funds, including their Statements of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.

                         WEB SITE
                         www.delawareinvestments.com

                         E-MAIL
                         service@delinvest.com

                         CLIENT SERVICES REPRESENTATIVE
                         800 510-4015

                         DELAPHONE SERVICE
                         800 362-FUND (800 362-3863)

                         o For convenient access to account information or current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

                         DELAWARE FUND SYMBOLS

                                                                           CUSIP       NASDAQ
                                                                        ----------   ----------
                         Delaware International Value Equity Fund
                          (Institutional Class)                          245914403     DEOIX
                         Delaware Emerging Markets Fund
                          (Institutional Class)                          245914817     DEMIX
                         Delaware International Small Cap Value Fund
                          (Institutional Class)                          245914676     DABIX

                         Investment Company Act file number: 811-6324


Delaware Investments includes funds with a wide range of investment objectives. Stock funds, income funds, national and state-specific tax-exempt funds, money market funds, global and international funds and closed-end funds give investors the ability to create a portfolio that fits their personal financial goals. For more information, shareholders of the Fund Classes should contact their financial advisor or call Delaware Investments at 800 523-1918 and Shareholders of the Institutional Classes should contact Delaware Investments at 800 510-4015.

INVESTMENT MANAGER
Delaware Management Company
2005 Market Street
Philadelphia, PA 19103-7094

SUB-ADVISOR
Mondrian Investment Partners
Limited
80 Cheapside, Third Floor
London, England EC2V 6EE

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
2005 Market Street
Philadelphia, PA 19103-7094

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING,
ACCOUNTING SERVICES
AND TRANSFER AGENT
Delaware Service Company, Inc.
2005 Market Street
Philadelphia, PA 19103-7094

LEGAL COUNSEL
Stradley, Ronon, Stevens & Young,
LLP
2600 One Commerce Square
Philadelphia, PA 19103

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Ernst & Young LLP
Two Commerce Square
Philadelphia, PA 19103

CUSTODIAN
JPMorgan Chase Bank
4 Chase Metrotech Center
Brooklyn, NY 11245

---------------------------------------------

DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS

---------------------------------------------

DELAWARE INTERNATIONAL VALUE EQUITY FUND
DELAWARE EMERGING MARKETS FUND
DELAWARE INTERNATIONAL SMALL CAP VALUE FUND

CLASS A SHARES
CLASS B SHARES
CLASS C SHARES
CLASS R SHARES
INSTITUTIONAL CLASS

---------------------------------------------


PART B

STATEMENT OF
ADDITIONAL INFORMATION

---------------------------------------------


MARCH 30, 2005


                                                  [LOGO OF DELAWARE INVESTMENTS]

                       STATEMENT OF ADDITIONAL INFORMATION


                                 MARCH 30, 2005


                   DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS

DELAWARE INTERNATIONAL VALUE EQUITY FUND         DELAWARE EMERGING MARKETS FUND
                   DELAWARE INTERNATIONAL SMALL CAP VALUE FUND

                               2005 MARKET STREET
                           PHILADELPHIA, PA 19103-7094

       FOR MORE INFORMATION ABOUT THE INSTITUTIONAL CLASSES: 800 510-4015

       FOR PROSPECTUS, PERFORMANCE AND INFORMATION ON EXISTING ACCOUNTS OF CLASS A SHARES, CLASS B SHARES, CLASS C SHARES AND CLASS R SHARES:
                             NATIONWIDE 800 523-1918

         DEALER SERVICES: (BROKER/DEALERS ONLY) NATIONWIDE 800 362-7500

         This Statement of Additional Information ("Part B") describes shares of the funds listed above (individually a "Fund" and collectively the "Funds") of Delaware Group Global & International Funds ("Global Funds"). Global Funds is a registered, open-end management investment company.

         Each Fund offers Class A Shares, Class B Shares, Class C Shares and Class R Shares (Class A Shares, Class B Shares, Class C Shares and Class R Shares together referred to as the "Fund Classes"). Each Fund also offers an Institutional Class (together referred to the "Institutional Classes"). All references to "shares" in this Part B refer to all Classes of shares, except where noted.


         This Part B should be read in conjunction with the Prospectuses for the Funds dated March 30, 2005, as they may be amended from time to time. The Prospectuses may be obtained by writing or calling your investment dealer or by calling the Funds at 800 523-1918 or by contacting the Funds' national distributor, Delaware Distributors, L.P., 2005 Market Street, Philadelphia, PA 19103-7094. Part B is not itself a prospectus but is, in its entirety, incorporated by reference into each Class' Prospectus. The Funds' financial statements, the notes relating thereto, the financial highlights and the report of the independent registered public accounting firm are incorporated by reference from the Annual Reports into this Part B. The Annual Reports will accompany any request for Part B. The Annual Reports can be obtained, without charge, by calling 800 523-1918.



TABLE OF CONTENTS                                                          PAGE
-----------------------------------------------------------                ----
INVESTMENT POLICIES AND PORTFOLIO TECHNIQUES                                  2
INVESTMENTS                                                                   5
SPECIAL RISK CONSIDERATIONS                                                  15
ACCOUNTING AND TAX ISSUES                                                    17
PERFORMANCE INFORMATION                                                      21
TRADING PRACTICES AND BROKERAGE                                              25
PURCHASING SHARES                                                            27
INVESTMENT PLANS                                                             39
DETERMINING OFFERING PRICE AND NET ASSET VALUE                               48
REDEMPTION AND EXCHANGE                                                      49
DISTRIBUTIONS AND TAXES                                                      56
INVESTMENT MANAGEMENT AGREEMENT AND SUB-ADVISORY AGREEMENTS                  59
PORTFOLIO MANAGERS                                                           64
OFFICERS AND TRUSTEES                                                        66
GENERAL INFORMATION                                                          73
FINANCIAL STATEMENTS                                                         78
APPENDIX A - DESCRIPTION OF RATINGS                                          79

INVESTMENT POLICIES AND PORTFOLIO TECHNIQUES


INVESTMENT RESTRICTIONS
         FUNDAMENTAL INVESTMENT RESTRICTIONS -- Global Funds has adopted the following restrictions for each Fund, as applicable which cannot be changed without approval by the holders of a "majority" of the respective Fund's outstanding shares, which is a vote by the holders of the lesser of a) 67% or more of the voting securities present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities.

EACH FUND SHALL NOT:
         1. Make investments that will result in the concentration (as that term may be defined in the Investment Company Act of 1940 (the "1940 Act"), any rule or order thereunder, or U.S. Securities and Exchange Commission ("SEC") staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in tax-exempt obligations or certificates of deposit. A Fund may, from time to time, make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof) of its investments in the securities of issuers within various industries or industry groupings.

         2. Borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

         3. Underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933 (the "1933 Act").

         4. Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

         5. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

         6. Make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

         NON-FUNDAMENTAL INVESTMENT RESTRICTIONS -- In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the prospectus, each Fund will be subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Board of Trustees without shareholder approval.

         1. The Fund is permitted to invest in other investment companies, including open-end, closed-end or unregistered investment companies, either within the percentage limits set forth in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, or without regard to percentage limits in connection with a merger, reorganization, consolidation or other similar transaction. However, the Fund may not operate as a "fund of funds" which invests primarily in the shares of other investment companies as permitted by Section 12(d)(1)(F) or (G) of the 1940 Act, if its own shares are utilized as investments by such a "fund of funds."

         2. The Fund may not invest more than 15% of its net assets in securities which it cannot sell or dispose of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment.


DELAWARE INTERNATIONAL VALUE EQUITY FUND AND DELAWARE EMERGING MARKETS FUND SHALL NOT:
         1. For Delaware International Value Equity Fund, as to 75% of its total assets, and for Delaware Emerging Markets Funds, as to 50% of their respective total assets, invest more than 5% of their respective total assets in the securities of any one issuer (other than obligations issued, or guaranteed by, the U.S. government, its agencies or instrumentalities).

         2. Delaware Emerging Markets Fund may invest in securities of open-end, closed-end and unregistered investment companies, in accordance with the limitations contained in the 1940 Act.

         3. Make loans, except to the extent that purchases of debt obligations (including repurchase agreements) in accordance with a Fund's investment objective and policies, are considered loans and except that the Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

         4. Purchase or sell real estate or real estate limited partnerships, but this shall not prevent a Fund from investing in securities secured by real estate or interests therein.

         5. For Delaware International Value Equity Fund, purchase more than 10% of the outstanding voting securities of any issuer, or invest in companies for the purpose of exercising control or management.

         6. Engage in the underwriting of securities of other issuers, except that, in connection with the disposition of a security, the Fund may be deemed to be an "underwriter" as that term is defined in the 1933 Act.

         7. Make any investment which would cause 25% or more of its total assets to be invested in the securities of issuers all of which conduct their principal business activities in the same industry. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

         8. For Delaware International Value Equity Fund, write, purchase or sell options, puts, calls or combinations thereof, except that such Fund may:
(a) purchase call options to the extent that the premiums paid on all outstanding call options do not exceed 2% of such Fund's total assets; (b) write secured put options; (c) write covered call options; and (d) purchase put options if such Fund owns the security covered by the put option at the time of purchase, and provided that premiums paid on all put options outstanding do not exceed 2% of its total assets. Such Fund may sell put or call options previously purchased and enter into closing transactions with respect to the activities noted above.

         9. Purchase or sell commodities or commodity contracts, except that each Fund may enter into futures contracts and options on futures contracts in accordance with its respective prospectuses, subject to investment restriction 10 below.

         10. Enter into futures contracts or options thereon, except that a Fund may enter into futures contracts and options thereon to the extent that not more than 5% of the Fund's assets are required as futures contract margin deposits and premiums on options and only to the extent that obligations under such contracts and transactions represent not more than 20% of the Fund's assets.

         11. Make short sales of securities, or purchase securities on margin, except that a Fund may satisfy margin requirements with respect to futures transactions.

         12. For Delaware International Value Equity Fund, invest more than 5% of the value of its total assets in securities of companies less than three years old. Such three-year period shall include the operation of any predecessor company or companies.

         13. For Delaware International Value Equity Fund, purchase or retain the securities of any issuer which has an officer, trustee or security holder who is a trustee or officer of Global Funds or of its investment manager if or so long as the trustees and officers of Global Funds and of its investment manager together own beneficially more than 5% of any class of securities of such issuer.

         14. For Delaware International Value Equity Fund, invest in interests in oil, gas or other mineral exploration or development programs or leases.

         15. For Delaware International Value Equity Fund, invest more than 10% of the Fund's total assets in repurchase agreements maturing in more than seven days and other illiquid assets, and for Delaware Emerging Markets Fund, invest more than 15% of the Fund's total assets in repurchase agreements maturing in more than seven days and other illiquid assets.

         16. Borrow money in excess of one-third of the value of its net assets and then only as a temporary measure for extraordinary purposes or to facilitate redemptions. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of a Fund's net assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, a Fund shall, within three days thereafter (not including Sunday or holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. A Fund will not pledge more than 10% of its net assets. A Fund will not issue senior securities as defined in the 1940 Act, except for notes to banks.

         Although not considered to be a fundamental policy, restriction 5 above will apply to each of the Funds of Global Funds as a whole. In addition, although not considered a fundamental policy, for purposes of restriction 15 above, securities of foreign issuers which are not listed on a recognized domestic or foreign exchange or for which a bona fide market does not exist at the time of purchase or subsequent valuation are included in the category of illiquid assets. As to Delaware International Value Equity Fund and Delaware Emerging Markets Fund, although not considered to be a fundamental investment restriction, each Fund will invest no more than 5% of its respective assets in warrants.

DELAWARE INTERNATIONAL SMALL CAP VALUE FUND SHALL NOT:
         1. As to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed by, the U.S. government, its agencies or instrumentalities).

         2. Invest 25% or more of its total assets in any one industry provided that there is no limitation with respect to investments in obligations issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities.

         3. Make loans other than by the purchase of all or a portion of a publicly or privately distributed issue of bonds, debentures or other debt securities of the types commonly offered publicly or privately and purchased by financial institutions (including repurchase agreements), whether or not the purchase was made upon the original issuance of the securities, and except that the Fund may loan its assets to qualified broker/dealers or institutional investors.

         4. Engage in underwriting of securities of other issuers, except that portfolio securities, including securities purchased in private placements, may be acquired under circumstances where, if sold, the Fund might be deemed to be an underwriter under the 1933 Act. No limit is placed on the proportion of the Fund's assets which may be invested in such securities.

         5. Borrow money or issue senior securities, except to the extent permitted by the 1940 Act or any rule or order thereunder or interpretation thereof. Subject to the foregoing, the Fund may engage in short sales, purchase securities on margin, and write put and call options.

         6. Purchase or sell physical commodities or physical commodity contracts, including physical commodity options or futures contracts in a contract market or other futures market.

         7. Purchase or sell real estate; provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

INVESTMENTS

FOREIGN SECURITIES
         Investors should recognize that investing in foreign issuers involves certain considerations, including those set forth in the Funds' Prospectuses, which are not typically associated with investing in United States issuers. Since the stocks of foreign companies are frequently denominated in foreign currencies, and since a Fund may temporarily hold uninvested reserves in bank deposits in foreign currencies, a Fund will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of each Fund permit it to enter into forward foreign currency exchange contracts in order to hedge each Fund's holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

         Each Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce a Fund's distributions paid to shareholders.

         Special rules govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules generally include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury Regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option and similar financial instruments other than any "regulated futures contract" or "nonequity option" marked to market. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and nonequity options are generally not subject to the special currency rules, if they are or would be treated as sold for their fair market value at year-end under the marking to market rules applicable to other futures contracts, unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. Certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the Internal Revenue Code of 1986, as amended (the "Code"), and the Treasury Regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. The income tax effects of integrating and treating a transaction as a single transaction are generally to create a synthetic debt instrument that is subject to the original discount provisions. It is anticipated that some of the non-U.S. dollar denominated investments and foreign currency contracts each Fund may make or enter into will be subject to the special currency rules described above.

REAL ESTATE INVESTMENT TRUSTS (REITS)


         The Funds' investments in REITs present certain further risks that are unique and in addition to the risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent on management skills, are not diversified, and are subject to the risks of financing projects. REITs whose underlying assets include U.S. long-term health care properties, such as nursing, retirement and assisted living homes, may be impacted by U.S. federal regulations concerning the health care industry.


         REITs (especially mortgage REITs) are also subject to interest rate risks - when interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

         REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than other securities.

REPURCHASE AGREEMENTS
         While each Fund is permitted to do so, it normally does not invest in repurchase agreements, except to invest cash balances.

         The funds in the Delaware Investments family have obtained an exemption from the joint-transaction prohibitions of Section 17(d) of the 1940 Act to allow certain Delaware Investments Funds jointly to invest cash balances. Each Fund may invest cash balances in a joint repurchase agreement in accordance with the terms of the Order and subject generally to the conditions described below.

         A repurchase agreement is a short-term investment by which the purchaser acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the purchaser's holding period. Should an issuer of a repurchase agreement fail to repurchase the underlying security, the loss to a Fund, if any, would be the difference between the repurchase price and the market value of the security. Each Fund will limit its investments in repurchase agreements to those which the Manager, under the guidelines of the Board of Trustees, determines to present minimal credit risks and which are of high quality. In addition, a Fund must have collateral of at least 102% of the repurchase price, including the portion representing a Fund's yield under such agreements which is monitored on a daily basis.

PORTFOLIO LOAN TRANSACTIONS
         Each Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

         It is the understanding of the Manager that the staff of the SEC permits portfolio lending by registered investment companies if certain conditions are met. These conditions are as follows: 1) each transaction must have 100% collateral in the form of cash, short-term U.S. government securities, or irrevocable letters of credit payable by banks acceptable to Global Funds from the borrower; 2) this collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund; 3) the Fund must be able to terminate the loan after notice, at any time; 4) the Fund must receive reasonable interest on any loan, and any dividends, interest or other distributions on the lent securities, and any increase in the market value of such securities; 5) the Fund may pay reasonable custodian fees in connection with the loan; and 6) the voting rights on the lent securities may pass to the borrower; however, if the trustees of Global Funds know that a material event will occur affecting an investment loan, they must either terminate the loan in order to vote the proxy or enter into an alternative arrangement with the borrower to enable the trustees to vote the proxy.

         The major risk to which a Fund would be exposed on a portfolio loan transaction is the risk that the borrower would go bankrupt at a time when the value of the security goes up. Therefore, each Fund will only enter into loan arrangements after a review of all pertinent facts by the Manager, under the supervision of the Board of Trustees, including the creditworthiness of the borrowing broker, dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the Manager.

FOREIGN CURRENCY TRANSACTIONS
         Although the Funds value their assets daily in terms of U.S. dollars, they do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. Each Fund will, however, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to minimize currency value fluctuations. Each Fund may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (i.e., a "forward foreign currency" contract or "forward" contract). A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract. The Funds will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion.

         A Fund may enter into forward contracts to "lock in" the price of a security it has agreed to purchase or sell, in terms of U.S. dollars or other currencies in which the transaction will be consummated. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying security transaction, the Fund will be able to protect itself against a possible loss resulting from an adverse change in currency exchange rates during the period between the date the security is purchased or sold and the date on which payment is made or received.

         A Fund may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to minimize currency value fluctuations.

         Forward foreign currency contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A Fund will account for forward contracts by marking to market each day at daily exchange rates.

         A Fund will not enter into forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency.

         At the maturity of a forward contract, a Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency. The Fund may realize a gain or loss from currency transactions.

         A Fund also may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter) for hedging purposes to protect against declines in the U.S. dollar value of foreign securities held by the Fund and against increases in the U.S. dollar cost of such securities to be acquired. Call options on foreign currency written by a Fund will be covered, which means that the Fund will own the underlying foreign currency. With respect to put options on foreign currency written by a Fund, the Fund will establish a segregated account with its Custodian Bank consisting of cash, U.S. government securities or other high-grade liquid debt securities in an amount equal to the amount the Fund will be required to pay upon exercise of the put.

         As in the case of other kinds of options, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and Delaware International Small Cap Value Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates, although, in the event of rate movements adverse to Delaware International Small Cap Value Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

DEPOSITARY RECEIPTS
         The Funds may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") that are actively traded in the United States. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are receipts issued by non-U.S. Banks or trust companies and foreign branches of U.S. banks that evidence ownership of the underlying foreign or U.S. securities. "Sponsored" ADRs, EDRs or GDRs are issued jointly by the issuer of the underlying security and a Depositary, and "unsponsored" ADRs, EDRs or GDRs are issued without the participation of the issuer of the deposited security. Holders of unsponsored ADRs, EDRs or GDRs generally bear all the costs of such facilities and the Depositary of an unsponsored ADR, EDR or GDR facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Therefore, there may not be a correlation between information concerning the issuer of the security and the market value of an unsponsored ADR, EDR or GDR. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. EDRs and GDRs traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and therefore will be subject to a Portfolio's limitation with respect to such securities. ADR prices are denominated in U.S. dollars although the underlying securities are denominated in a foreign currency. Investments in ADRs, EDRs and GDRs involve risks similar to those accompanying direct investments in foreign securities.

RULE 144A SECURITIES
         The Funds may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A ("Rule 144A Securities") under the 1933 Act. Rule 144A Securities may be freely traded among qualified institutional investors without registration under the 1933 Act.

         Investing in Rule 144A Securities could have the effect of increasing the level of a Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. After the purchase of a Rule 144A Security, however, the Board of Trustees and the Manager will continue to monitor the liquidity of that security to ensure that a Fund has no more than 15% (or, in the case of Delaware International Value Equity Fund, 10%) of its net assets in illiquid securities.

NON-TRADITIONAL EQUITY SECURITIES
         Delaware Emerging Markets Fund and Delaware International Small Cap Value Fund may each invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stock ("PERCS"), which provide an investor, such as the Funds, with the opportunity to earn higher dividend income than is available on a company's common stock. A PERCS is a preferred stock which generally features a mandatory conversion date, as well as a capital appreciation limit which is usually expressed in terms of a stated price. Upon the conversion date, most PERCS convert into common stock of the issuer (PERCS are generally not convertible into cash at maturity). Under a typical arrangement, if after a predetermined number of years the issuer's common stock is trading at a price below that set by the capital appreciation limit, each PERCS would convert to one share of common stock. If, however, the issuer's common stock is trading at a price above that set by the capital appreciation limit, the holder of the PERCS would receive less than one full share of common stock. The amount of that fractional share of common stock received by the PERCS holder is determined by dividing the price set by the capital appreciation limit of the PERCS by the market price of the issuer's common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. However, if called early, the issuer may pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date of the PERCS.

         The Funds may also invest in other enhanced convertible securities. These include but are not limited to ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities) and DECS (Dividend Enhanced Convertible Securities). ACES, PEPS, PRIDES, SAILS, TECONS, QICS, and DECS all have the following features: they are company-issued convertible preferred stock; unlike PERCS, they do not have capital appreciation limits; they seek to provide the investor with high current income, with some prospect of future capital appreciation; they are typically issued with three to four-year maturities; they typically have some built-in call protection for the first two to three years; investors have the right to convert them into shares of common stock at a preset conversion ratio or hold them until maturity; and upon maturity, they will automatically convert to either cash or a specified number of shares of common stock.

U.S. GOVERNMENT SECURITIES
         Although not a principal strategy for the Funds, for temporary defensive purposes, the Funds may invest in high quality debt instruments issued by the U.S. government, its agencies or instrumentalities (and which are backed by the full faith and credit of the U.S. government), or issued by U.S. companies

BRADY BONDS
         Delaware Emerging Markets Fund and Delaware International Small Cap Value Fund may invest in Brady Bonds consistent with their investment objective. Brady Bonds are debt securities issued under the framework of the Brady Plan, an initiative announced by the U.S. Treasury Secretary, Nicholas F. Brady in 1989, as a mechanism for debtor nations to restructure their outstanding external indebtedness (generally, commercial bank debt). Brady Bonds tend to be lower quality and more speculative than securities of developed country issuers. We believe that the economic reforms undertaken by countries in connection with the issuance of Brady Bonds makes the debt of countries that have issued or have announced plans to issue Brady Bonds a viable opportunity for investment.

ZERO-COUPON SECURITIES
         Each Fund may also invest in zero-coupon bonds. Zero-coupon bonds are debt obligations that do not entitle the holder to any periodic payments of interest before maturity or a specific date when the securities begin paying current interest. Therefore, they are issued and traded at a discount from their face amounts or par value. The market prices of zero-coupon securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero-coupon securities having similar maturities and credit quality. Current federal income tax law requires that a holder of a taxable zero-coupon security report as income each year the portion of the original issue discount of such security that accrues that year, even though the holder receives no cash payments of interest during the year. The Fund has qualified as a regulated investment company under the Code. Accordingly, during periods when a Fund receives no interest payments on its zero-coupon securities, it will be required, in order to maintain its desired tax treatment, to distribute cash approximating the income attributable to such securities. Such distribution may require the sale of portfolio securities to meet the distribution requirements and such sales may be subject to the risk factor discussed above.

RISKS RELATING TO RUSSIAN SECURITIES
         Delaware Emerging Markets Fund may invest to a limited degree in Russian Securities. Investing in Russian companies involves a high degree of risk and special considerations not typically associated with investing in the U.S. securities markets, and should be considered highly speculative. Such risks include: (1) delays in settling portfolio transactions and risk of loss arising out of Russia's system of share registration and custody; (2) the risk that it may be impossible or more difficult than in other countries to obtain and/or enforce a judgment; (3) pervasiveness of corruption and crime in the Russian economic system; (4) currency exchange rate volatility and the lack of available currency hedging instruments; (5) higher rates of inflation (including the risk of social unrest associated with periods of hyper-inflation); (6) controls on foreign investment and local practices disfavoring foreign investors and limitations on repatriation of invested capital, profits and dividends, and on the Fund's ability to exchange local currencies for U.S. dollars; (7) the risk that the government of Russia or other executive or legislative bodies may decide not to continue to support the economic reform programs implemented since the dissolution of the Soviet Union and could follow radically different political and/or economic policies to the detriment of investors, including non-market-oriented policies such as the support of certain industries at the expense of other sectors or investors, or a return to the centrally planned economy that existed prior to the dissolution of the Soviet Union; (8) the financial condition of Russian companies, including large amounts of inter-company debt which may create a payments crisis on a national scale; (9) dependency on exports and the corresponding importance of international trade;
(10) the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation; and (11) possible difficulty in identifying a purchaser of securities held by the Fund due to the underdeveloped nature of the securities markets.

         There is little historical data on Russian securities markets because they are relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. Because of the recent formation of the securities markets as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company's share register and normally evidenced by extracts from the register or by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision and it is possible for the Fund to lose its registration through fraud, negligence or even mere oversight. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Furthermore, although a Russian public enterprise with more than 1,000 shareholders is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, in practice this regulation has not always been strictly enforced. Because of this lack of independence, management of a company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions in the share register. This practice may prevent the Fund from investing in the securities of certain Russian companies deemed suitable by the Investment Manager. Further, this also could cause a delay in the sale of Russian company securities by the Fund if a potential purchaser is deemed unsuitable, which may expose the Fund to potential loss on the investment.

INVESTMENT COMPANY SECURITIES
         Any investments that a Fund makes in either closed-end or open-end investment companies will be limited by the 1940 Act, and would involve an indirect payment of a portion of the expenses, including advisory fees, of such other investment companies. Under the 1940 Act's limitations, the Fund may not
(1) own more than 3% of the voting stock of another investment company; (2) invest more than 5% of the Fund's total assets in the shares of any one investment company; nor (3) invest more than 10% of the Fund's total assets in shares of other investment companies. These percentage limitations also apply to the Fund's investments in unregistered investment companies.

DIVERSIFICATION
         While Delaware Emerging Markets Fund intends to seek to qualify as a "diversified" investment company under provisions of Subchapter M of the Code, none of these Funds will be diversified under the 1940 Act. Thus, while at least 50% of each such Fund's total assets will be represented by cash, cash items, U.S. government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's total assets, it will not satisfy the 1940 Act requirement in this respect, which applies that test to 75% of the Fund's assets. A nondiversified portfolio is believed to be subject to greater risk because adverse effects on the portfolio's security holdings may affect a larger portion of the overall assets.

OPTIONS
         Each Fund may purchase call options or purchase put options and will not engage in option strategies for speculative purposes.

         Each Fund may invest in options that are either listed on U.S. or recognized foreign exchanges or traded over-the-counter. Certain over-the-counter options may be illiquid. Thus, it may not be possible to close options positions and this may have an adverse impact on a Fund's ability to effectively hedge its securities. A Fund will not, however, invest more than 15% (or, in the case of Delaware International Value Equity Fund, 10%) of its assets in illiquid securities.

         PURCHASING CALL OPTIONS -- Each Fund may purchase call options to the extent that premiums paid by the Fund do not aggregate more than 2% of the Fund's total assets.

         When a Fund purchases a call option, in return for a premium paid by a Fund to the writer of the option, the Fund obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium upon writing the option, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. The advantage of purchasing call options is that a Fund may alter portfolio characteristics and modify portfolio maturities without incurring the cost associated with portfolio transactions.

         A Fund may, following the purchase of a call option, liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. A Fund will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; a Fund will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

         Although a Fund will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an Exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an Exchange may exist. In such event, it may not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by a Fund may expire without any value to the Fund.

         PURCHASING PUT OPTIONS -- Each Fund may invest up to 2% of its total assets in the purchase of put options. A Fund will, at all times during which it holds a put option, own the security covered by such option.

         A put option purchased by a Fund gives it the right to sell one of its securities for an agreed price up to an agreed date. A Fund intends to purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option ("protective puts"). The ability to purchase put options will allow a Fund to protect unrealized gain in an appreciated security in its portfolio without actually selling the security. If the security does not drop in value, a Fund will lose the value of the premium paid. A Fund may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such sale will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.

         A Fund may sell a put option purchased on individual portfolio securities. Additionally, a Fund may enter into closing sale transactions. A closing sale transaction is one in which a Fund, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.

FUTURES
         Each Fund may enter into contracts for the purchase or sale for future delivery of securities or foreign currencies. While futures contracts provide for the delivery of securities, deliveries usually do not occur. Contracts are generally terminated by entering into an offsetting transaction. When a Fund enters into a futures transaction, it must deliver to the futures commission merchant selected by the Fund an amount referred to as "initial margin." This amount is maintained by the futures commission merchant in an account at the Fund's Custodian Bank. Thereafter, a "variation margin" may be paid by a Fund to, or drawn by the Fund from, such account in accordance with controls set for such accounts, depending upon changes in the price of the underlying securities subject to the futures contract.

         In addition, when a Fund engages in futures transactions, to the extent required by the SEC, it will maintain with its Custodian Bank, assets in a segregated account to cover its obligations with respect to such contracts, which assets will consist of cash, cash equivalents or high quality debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the margin payments made by a Fund with respect to such futures contracts.

         Each Fund may enter into such futures contracts to protect against the adverse affects of fluctuations in interest or foreign exchange rates without actually buying or selling the securities or foreign currency. For example, if interest rates are expected to increase, a Fund might enter into futures contracts for the sale of debt securities.

Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by a Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to a Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to hedge in anticipation of subsequent purchases of securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, a Fund could take advantage of the anticipated rise in value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could then buy debt securities on the cash market.

         With respect to options on futures contracts, when a Fund is not fully invested, it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based, or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when a Fund is not fully invested, it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

         The writing of a call option on a futures contract constitutes a partial hedge against the declining price of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against the increasing price of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase.

         If a put or call option a Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, a Fund's losses from existing options on futures may, to some extent, be reduced or increased by changes in the value of portfolio securities. The purchase of a put option on a futures contract is similar in some respects to the purchase of protective puts on portfolio securities. For example, a Fund will purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates.

         To the extent that interest rates move in an unexpected direction, a Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize a loss. For example, if a Fund is hedged against the possibility of an increase in interest rates which would adversely affect the price of securities held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has because it will have offsetting losses in its futures position. In addition, in such situations, if the Fund had insufficient cash, it may be required to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. A Fund may be required to sell securities at a time when it may be disadvantageous to do so.

         Further, with respect to options on futures contracts, a Fund may seek to close out an option position by writing or buying an offsetting position covering the same securities or contracts and have the same exercise price and expiration date. The ability to establish and close out positions on options will be subject to the maintenance of a liquid secondary market, which cannot be assured.

OPTIONS ON FOREIGN CURRENCIES
         Each Fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, a Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

         Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movement in exchange rates. As in the case of other types of options, however, the benefit to a Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

         A Fund may write options on foreign currencies for the same types of hedging purposes. For example, where a Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in the value of portfolio securities will be offset by the amount of the premium received.

         Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow a Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may be required to forego all or a portion of the benefit which might otherwise have been obtained from favorable movements in exchange rates.

         Each Fund intends to write covered call options on foreign currencies. A call option written on a foreign currency by a Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the Custodian Bank) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written, or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. government securities or other high-grade liquid debt securities in a segregated account with its Custodian Bank.

         With respect to writing put options, at the time the put is written, a Fund will establish a segregated account with its Custodian Bank consisting of cash, U.S. government securities or other high-grade liquid debt securities in an amount equal in value to the amount the Fund will be required to pay upon exercise of the put. The account will be maintained until the put is exercised, has expired, or the Fund has purchased a closing put of the same series as the one previously written.

         In order to comply with the securities laws of one state, a Fund will not write put or call options if the aggregate value of the securities underlying the calls or obligations underlying the puts determined as of the date the options are sold exceed 25% of the Fund's net assets. Should state laws change or Global Funds receive a waiver of their application for a Fund, the Funds reserve the right to increase this percentage.

OPTIONS ON STOCK INDICES
         A stock index assigns relative values to the common stocks included in the index with the index fluctuating with changes in the market values of the underlying common stock.

         Options on stock indices are similar to options on stocks but have different delivery requirements. Stock options provide the right to take or make delivery of the underlying stock at a specified price. A stock index option gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Gain or loss to a Fund on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities.

         As with stock options, a Fund may offset its position in stock index options prior to expiration by entering into a closing transaction on an Exchange or it may let the option expire unexercised.

         A stock index fluctuates with changes in the market values of the stock so included. Some stock index options are based on a broad market index such as the Standard and Poor's 500(R) Composite Stock Price Index ("S&P 500") or the New York Stock Exchange Composite Index, or a narrower market index such as the Standard & Poor's 100 Index ("S&P 100"). Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on domestic exchanges such as: The Chicago Board Options Exchange, the New York Stock Exchange and American Stock Exchange as well as on foreign exchanges.

         A Fund's ability to hedge effectively all or a portion of its securities through transactions in options on stock indices depends on the degree to which price movements in the underlying index correlate with price movements in the Fund's portfolio securities. Since a Fund's portfolio will not duplicate the components of an index, the correlation will not be exact. Consequently, a Fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the index or other securities which would result in a loss on both such securities and the hedging instrument.

         Positions in stock index options may be closed out only on an Exchange which provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular stock index option. Thus, it may not be possible to close such an option. The inability to close options positions could have an adverse impact on a Fund's ability effectively to hedge its securities. A Fund will enter into an option position only if there appears to be a liquid secondary market for such options.

         A Fund will not engage in transactions in options on stock indices for speculative purposes but only to protect appreciation attained and to take advantage of the liquidity available in the option markets.

CONCENTRATION
         In applying the Funds' fundamental policy concerning concentration that is described above, it is a matter of non-fundamental policy that: (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (iii) asset backed securities will be classified according to the underlying assets securing such securities.

SPECIAL RISK CONSIDERATIONS

         Foreign Securities Risks. Each Fund has the right to purchase securities in any developed, underdeveloped or emerging country. Investors should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations. These risks are in addition to the usual risks inherent in domestic investments. There is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations, foreign exchange control (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in those nations.

         In addition, in many countries, there is substantially less publicly available information about issuers than is available in reports about companies in the United States. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. In particular, the assets and profits appearing on the financial statements of a developing or emerging country issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with the United States' generally accepted accounting principles. Also, for an issuer that keeps accounting records in local currency, inflation accounting rules may require for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency or constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets.

         Further, a Fund may encounter difficulty or be unable to pursue legal remedies and obtain judgments in foreign courts. Commission rates on securities transactions in foreign countries, which are sometimes fixed rather than subject to negotiation as in the United States, are likely to be higher. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets, and may be subject to administrative uncertainties. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States, and capital requirements for brokerage firms are generally lower. The foreign securities markets of many of the countries in which a Fund may invest may also be smaller, less liquid and subject to greater price volatility than those in the United States.

         Emerging Markets Securities Risks. Compared to the United States and other developed countries, emerging countries may have volatile social conditions, relatively unstable governments and political systems, economies based on only a few industries and economic structures that are less diverse and mature, and securities markets that trade a small number of securities, which can result in a low or nonexistent volume of trading. Prices in these securities markets tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Until recently, there has been an absence of a capital market structure or market-oriented economy in certain emerging countries. Further, investments and opportunities for investments by foreign investors are subject to a variety of national policies and restrictions in many emerging countries. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, limits on the types of companies in which foreigners may invest and prohibitions on foreign investments in issuers or industries deemed sensitive to national interests. Additional restrictions may be imposed at any time by these or other countries in which a Fund invests. Also, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including, in some cases, the need for certain governmental consents. Although these restrictions may in the future make it undesirable to invest in emerging countries, the Manager does not believe that any current repatriation restrictions would affect its decision to invest in such countries. Countries such as those in which a Fund may invest, and in which Delaware Emerging Markets Fund will primarily invest, have historically experienced and may continue to experience, substantial, and in some periods extremely high rates of inflation for many years, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Other factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, its government's policy towards the International Monetary Fund, the World Bank and other international agencies and the political constraints to which a government debtor may be subject. Under normal circumstances, Delaware Emerging Markets Fund will invest at least 65% of its assets in equity securities of issuers organized or having a majority of their assets or deriving a majority of their operating income in at least three different countries which are considered to be emerging or developing.

         Foreign Government Securities Risks. With respect to investment in debt issues of foreign governments, the ability of a foreign government or government-related issuer to make timely and ultimate payments on its external debt obligations will also be strongly influenced by the issuer's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign government or government-related issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may curtail the willingness of such third parties to lend funds, which may further impair the issuer's ability or willingness to service its debts in a timely manner. The cost of servicing external debt will also generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a government issuer to obtain sufficient foreign exchange to service its external debt.

         As a result of the foregoing, a foreign governmental issuer may default on its obligations. If such a default occurs, a Fund may have limited effective legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government and government-related debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government and government-related debt obligations in the event of default under their commercial bank loan agreements.

         Among the foreign government and government related issuers in which Delaware Emerging Markets Fund may invest are certain high-yield securities, including so-called Brady Bonds. The issuers of the foreign government and government-related high-yield securities, including Brady Bonds, in which Delaware Emerging Markets Fund may invest have in the past experienced substantial difficulties in servicing their external debt obligations, which have led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign government and government-related high-yield securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign government and government-related high-yield securities in which Delaware Emerging Markets Fund may invest will not be subject to similar defaults or restructuring arrangements which may adversely affect the value of such investments. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

         Brady Bonds are debt securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness (generally, commercial bank debt). In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the World Bank and the International Monetary Fund. The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for new issued bonds (Brady Bonds). The investment advisors believe that economic reforms undertaken by countries in connection with the issuance of Brady Bonds make the debt of countries which have issued or have announced plans to issue Brady Bonds an attractive opportunity for investment. Investors, however, should recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. In addition, Brady Bonds have been issued only recently and, accordingly, do not have a long payment history.

         Risks Related to Additional Investment Techniques. With respect to forward foreign currency contracts, the precise matching of forward contract amounts and the value of the securities involved is generally not possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency strategy is highly uncertain.

         It is impossible to forecast the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver (and if a decision is made to sell the security and make delivery of the foreign currency). Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

         Delaware Emerging Markets Fund may invest up to 35% of its net assets, in high-yield, high risk foreign fixed-income securities. These securities are rated lower than BBB by S&P and Baa by Moody's or, if unrated, are considered by the Manager to be of equivalent quality. No Fund will purchase securities rated lower than C by S&P or Ca by Moody's, or, if unrated, considered to be of an equivalent quality to such ratings by the Investment Manager. Fixed-income securities of this type are considered to be of poor standing and predominantly speculative. Such securities are subject to a substantial degree of credit risk.

ACCOUNTING AND TAX ISSUES

         When a Fund writes a call, or purchases a put option, an amount equal to the premium received or paid by it is included in the Fund's assets and liabilities as an asset and as an equivalent liability.

         In writing a call, the amount of the liability is subsequently "marked to market" to reflect the current market value of the option written. The current market value of a written option is the last sale price on the principal Exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option which a Fund has written expires on its stipulated expiration date, the Fund recognizes a short-term gain. If a Fund enters into a closing purchase transaction with respect to an option which the Fund has written, the Fund realizes a short-term gain (or loss if the cost of the closing transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which a Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received.

         The premium paid by a Fund for the purchase of a put option is recorded in the Fund's assets and liabilities as an investment and subsequently adjusted daily to the current market value of the option. For example, if the current market value of the option exceeds the premium paid, the excess would be unrealized appreciation and, conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation. The current market value of a purchased option is the last sale price on the principal Exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option which a Fund has purchased expires on the stipulated expiration date, the Fund realizes a short-term or long-term capital loss for federal income tax purposes in the amount of the cost of the option. If a Fund exercises a put option, it realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid.

OPTIONS ON CERTAIN STOCK INDICES
         Accounting for options on certain stock indices will be in accordance with generally accepted accounting principles. The amount of any realized gain or loss on closing out such a position will result in a realized gain or loss for tax purposes. Such options held by a Fund at the end of each fiscal year on a broad-based stock index will be required to be "marked to market" for federal income tax purposes. Generally, 60% of any net gain or loss recognized on such deemed sales or on any actual sales will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.

OTHER TAX REQUIREMENTS
         Each Fund has qualified, and intends to continue to qualify, as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes. The Trustees reserve the right not to maintain the qualification of a Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as ordinary income dividends to the extent of the Fund's earnings and profits.

         In order to qualify as a regulated investment company for federal income tax purposes, each Fund must meet certain specific requirements, including:

         (i) A Fund must maintain a diversified portfolio of securities, wherein no security (other than U.S. government securities and securities of other regulated investment companies) can exceed 25% of that Fund's total assets, and, with respect to 50% of that Fund's total assets, no investment (other than cash and cash items, U.S. government securities and securities of other regulated investment companies) can exceed 5% of that Fund's total assets or 10% of the outstanding voting securities of the issuer;

         (ii) A Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or disposition of stocks, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies; and

         (iii) A Fund must distribute to its shareholders at least 90% of its investment company taxable income and net tax-exempt income for each of its fiscal years.

         The Code requires each Fund to distribute at least 98% of its taxable ordinary income earned during the calendar year, 98% of its capital gain earned during the 12 month period ending October 31 and 100% of undistributed amounts, if any, from the prior year to shareholders by December 31 of each year in order to avoid federal excise tax. Each Fund intends as a matter of policy to declare and pay sufficient dividends in December or January (which are treated by shareholders as received in December) but does not guarantee and can give no assurances that its distributions will be sufficient to eliminate all such taxes.

         When a Fund holds an option or contract which substantially diminishes the risk of loss with respect to another position of the Fund (as might occur in some hedging transactions), this combination of positions could be treated as a "straddle" for tax purposes, possibly resulting in deferral of losses, adjustments in the holding periods and conversion of short-term capital losses into long-term capital losses.


         Under rules relating to "Constructive Sale Transactions", a Fund must recognize gain (but not loss) on any constructive sale of an appreciated financial position in stock, a partnership interest or certain debt instruments. A Fund generally will be treated as making a constructive sale when it: 1) enters into a short sale on the same or substantially identical property; 2) enters into an offsetting notional principal contract; or 3) enters into a futures or forward contract to deliver the same or substantially identical property. Other transactions (including certain financial instruments called collars) will be treated as constructive sales as provided in Treasury regulations. There are also certain exceptions that apply for transactions that are closed before the end of the 30th day after the close of the taxable year.


         INVESTMENT IN FOREIGN CURRENCIES AND FOREIGN SECURITIES -- The Funds are authorized to invest certain limited amounts in foreign securities. Such investments, if made, will have the following additional tax consequences to each Fund:

         Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues income (including dividends), or accrues expenses which are denominated in a foreign currency, and the time a Fund actually collects such income or pays such expenses generally are treated as ordinary income or loss. Similarly, on the disposition of debt securities denominated in a foreign currency and on the disposition of certain options, futures or forward contracts, gain or loss attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of its disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's net investment company taxable income, which, in turn, will affect the amount of income to be distributed to you by a Fund.

         If a Fund's Section 988 losses exceed a Fund's other investment company taxable income during a taxable year, a Fund generally will not be able to make ordinary dividend distributions to you for that year, or distributions made before the losses were realized will be recharacterized as return of capital distributions for federal income tax purposes, rather than as an ordinary dividend or capital gain distribution. If a distribution is treated as a return of capital, your tax basis in your Fund shares will be reduced by a like amount (to the extent of such basis), and any excess of the distribution over your tax basis in your Fund shares will be treated as capital gain to you.

         The Fund may be subject to foreign withholding taxes on income from certain of its foreign securities. This, in turn, could reduce the Fund's income dividends paid to you.

         Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or decrease the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital. A return of capital generally is not taxable to you, but reduces the tax basis of your shares in the Fund. Any return of capital in excess of your basis, however, is taxable as a capital gain.

         INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANY SECURITIES -- The Funds may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Fund receives an "excess distribution" with respect to PFIC stock, the Fund itself may be subject to U.S. federal income tax on a portion of the distribution, whether or not the corresponding income is distributed by the Fund to you. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which a Fund held the PFIC shares. A Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years, and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. In this case, you would not be permitted to claim a credit on your own tax return for the tax paid by the Fund. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain distributions might have been classified as capital gain. This may have the effect of increasing Fund distributions to you that are treated as ordinary dividends rather than long-term capital gain dividends.

         A Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC during such period. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, under another election that involves marking-to-market the Fund's PFIC shares at the end of each taxable year (and on certain other dates as prescribed in the Code), unrealized gains would be treated as though they were realized. The Fund would also be allowed an ordinary deduction for the excess, if any, of the adjusted basis of its investment in the PFIC stock over its fair market value at the end of the taxable year. This deduction would be limited to the amount of any net mark-to-market gains previously included with respect to that particular PFIC security. If a Fund were to make this second PFIC election, tax at the Fund level under the PFIC rules generally would be eliminated.

         The application of the PFIC rules may affect, among other things, the amount of tax payable by a Fund (if any), the amounts distributable to you by a Fund, the time at which these distributions must be made, and whether these distributions will be classified as ordinary income or capital gain distributions to you.

         You should be aware that it is not always possible at the time shares of a foreign corporation are acquired to ascertain that the foreign corporation is a PFIC, and that there is always a possibility that a foreign corporation will become a PFIC after a Fund acquires shares in that corporation. While a Fund generally will seek to avoid investing in PFIC shares to avoid the tax consequences detailed above, there are no guarantees that it will do so and it reserves the right to make such investments as a matter of its fundamental investment policy.

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION
         The Funds adopted a policy generally prohibiting providing portfolio holdings to any person until after thirty calendar days have passed. We post a list of each Fund's portfolio holdings monthly, with a thirty day lag, on the Funds website, www.delawarefunds.com. In addition, on a ten day lag, we also make available a month-end summary listing of the number of each Fund's securities, country and asset allocations, and top ten securities and sectors by percentage of holdings for each Fund. This information is available publicly to any and all shareholders free of charge once posted on the website by calling 1-800-523-1918.

         Other entities, including institutional investors and intermediaries that distribute the Fund's shares, are generally treated similarly and are not provided with the Fund's portfolio holdings in advance of when they are generally available to the public. Third-party service providers and affiliated persons of the Fund are provided with the Fund's portfolio holdings only to the extent necessary to perform services under agreements relating to the Funds.

         Third-party rating agencies and consultants who have signed agreements ("Non-Disclosure Agreements") with the Fund or the Manager may receive portfolio holdings information more quickly than the thirty day lag. The

Non-Disclosure Agreements require that the receiving entity hold the information in the strictest confidence and prohibit the receiving entity from disclosing the information or trading on the information (either in Fund shares or in shares of the Fund's portfolio securities). In addition, the receiving party must agree to provide copies of any research or reports generated using the portfolio holdings information in order to allow for monitoring of use of the information. Neither the Fund, the Manager nor any affiliate receive any compensation or consideration with respect to these agreements.

         Non-Disclosure Agreements must be approved by a member of the Manager's Legal Department and Compliance Department and any deviation in the use of the portfolio holdings information by the receiving party must be approved in writing by the Fund's Chief Compliance Officer prior to such use.

PERFORMANCE INFORMATION

         From time to time, each Fund may state its Classes' total return and yield in advertisements and other types of literature. Any statement of total return performance data for a Class will be accompanied by information on the average annual compounded rate of return for that Class over, as relevant, the most recent one-year, five-year, ten-year, or life-of-fund periods, as applicable. Each Fund may also advertise aggregate and average total return information for its Classes over additional periods of time.

         In presenting performance information for Class A Shares, the Limited CDSC or other CDSC, applicable only to certain redemptions of those shares, will not be deducted from any computation of total return. All references to a CDSC in this Performance Information section will apply to Class B Shares or Class C Shares.

         The average annual total rate of return for each Class is based on a hypothetical $1,000 investment that includes capital appreciation and depreciation during the stated periods. The following formula will be used for the actual computations:

                               n
                       P (1 + T) = ERV

         Where:    P  =  a hypothetical initial purchase order of $1,000 from which, in the case of only Class A Shares, the maximum front-end sales charge is deducted;

                   T  =  average annual total return;

                   n  =  number of years;

                 ERV  =  redeemable value of the hypothetical $1,000
                         purchase at the end of the period after the deduction of the applicable CDSC, if any, with respect to Class B Shares and Class C Shares.

         Aggregate or cumulative total return is calculated in a similar manner, except that the results are not annualized. Each calculation assumes the maximum front-end sales charge, if any, is deducted from the initial $1,000 investment at the time it is made with respect to Class A Shares and that all distributions are reinvested at net asset value, and, with respect to Class B Shares and Class C Shares, reflects the deduction of the CDSC that would be applicable upon complete redemption of such shares. In addition, each Fund may present total return information that does not reflect the deduction of the maximum front-end sales charge or any applicable CDSC.

         Each Fund may also state total return performance for its Classes in the form of an average annual return. This average annual return figure will be computed by taking the sum of a Class' annual returns, then dividing that figure by the number of years in the overall period indicated. The computation will reflect the impact of the maximum front-end sales charge or CDSC, if any, paid on the illustrated investment amount against the first year's return. From time to time, each Fund may quote actual total return performance for its Classes in advertising and other types of literature compared to indices or averages of alternative financial products available to prospective investors. For example, the performance comparisons may include the average return of various bank instruments, some of which may carry certain return guarantees offered by leading banks and thrifts as monitored by Bank Rate Monitor, and those of generally-accepted corporate bond and government security price indices of various durations prepared by Lehman Brothers and Citigroup Global Markets. These indices are not managed for any investment goal.


         The average annual total return performance of each Fund through November 30, 2004 follows. The total return for Class A Shares at offer reflects the maximum front-end sales charge of 5.75% paid on the purchase of shares. The total return for Class A Shares at net asset value (NAV) does not reflect the payment of any front-end sales charge. The total return for Class B Shares reflects conversion to Class A Shares after 8 years (as applicable). The total return for Class B Shares and Class C Shares including deferred sales charge reflects the deduction of the applicable CDSC that would be paid if the shares were redeemed at the end of the period. The total return for Class B Shares and Class C Shares excluding deferred sales charge assumes the shares were not redeemed at the end of the period and, therefore, does not reflect the deduction of a CDSC. Pursuant to applicable regulation, total return shown for Delaware International Value Equity Fund Institutional Class for the periods prior to the commencement of operations of such Class is calculated by taking the performance of Delaware International Value Equity Fund A Class and adjusting it to reflect the elimination of all front-end sales charges. However, for those periods, no adjustment has been made to eliminate the impact of 12b-1 plan expenses, and performance would have been affected had such an adjustment been made.


         Shares of Delaware International Small Cap Value Fund A Class were initially offered on December 19, 1997. Between January 16, 1998 and July 15, 1998, the Class A Shares sold shares which were subsequently repurchased, leaving a balance of one share, representing the initial seed purchase. As of September 28, 2001 shareholder activity started re-entering into the Class.

         Securities prices fluctuated during the periods covered and the past results should not be considered as representative of future performance.

         Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Fund's lifetime and do not reflect the impact of state and local taxes. Past performance, both before and after taxes, is not a guarantee of future results.

         The average annual total return for each Class (except Class R) is shown for the 1 year, 5 year or 10 year period ending November 30, 2004. If a Class has not been in existence for a full 1, 5, or 10 year period, then lifetime returns are shown. Lifetime returns are not shown if performance information exists for the 10 year period. Return information is not currently provided for Class R shares of Delaware Emerging Markets Fund and Delaware International Small Cap Value Fund since they have not yet commenced operations.

                           AVERAGE ANNUAL TOTAL RETURN


                                                                                    1 year     5 years    10 years
                                                                                     ended       ended       ended
DELAWARE INTERNATIONAL VALUE EQUITY FUND(1)                                       11/30/04    11/30/04    11/30/04  Life of Fund(4)
-------------------------------------------------------------------------------   --------    --------    --------  ---------------
CLASS A (AT OFFER BEFORE TAXES)(2)                                                   16.75%       4.72%       7.35%         7.68%
CLASS A (AT OFFER AFTER TAXES ON DISTRIBUTIONS)                                      16.71%       3.63%       6.13%         6.13%
CLASS A (AT OFFER AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES)              11.25%       3.63%       5.78%         5.78%
CLASS A (AT NAV BEFORE TAXES)                                                        23.83%       5.97%       7.99%         8.17%
CLASS B (INCLUDING CDSC BEFORE TAXES)(3)                                             19.00%       4.87%       7.39%         6.46%
CLASS B (INCLUDING CDSC AFTER TAXES ON DISTRIBUTIONS)(3)                             19.06%       4.00%       6.42%         6.42%
CLASS B (INCLUDING CDSC AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES)(3)     12.63%       3.92%       6.00%         6.00%
CLASS B (EXCLUDING CDSC BEFORE TAXES)                                                23.00%       5.24%       7.39%         6.46%
CLASS C (INCLUDING CDSC BEFORE TAXES)                                                21.94%       5.24%        N/A          7.18%
CLASS C (INCLUDING CDSC AFTER TAXES ON DISTRIBUTIONS)                                22.00%       4.35%       6.27%         6.27%
CLASS C (INCLUDING CDSC AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES)        14.54%       4.23%       5.86%         5.86%
CLASS C (EXCLUDING CDSC BEFORE TAXES)                                                22.94%       5.24%        N/A          7.18%
CLASS R (BEFORE TAXES)                                                               23.43%        N/A         N/A         27.27%
CLASS R (AFTER TAXES ON DISTRIBUTIONS)                                               23.36%      27.23%      27.23%        27.23%
CLASS R (AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES)                       15.63%      23.44%      23.44%        23.44%
INSTITUTIONAL CLASS (BEFORE TAXES)                                                   24.21%       6.28%       8.31%         8.46%
INSTITUTIONAL CLASS (AFTER TAXES ON DISTRIBUTIONS)                                   24.12%       5.08%       6.96%         6.96%
INSTITUTIONAL CLASS (AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES)           16.16%       4.91%       6.55%         6.55%



                                                                                    1 year     5 years    10 years
                                                                                     ended       ended       ended
DELAWARE EMERGING MARKETS FUND(1)                                                 11/30/04    11/30/04    11/30/04  Life of Fund(4)
-------------------------------------------------------------------------------   --------    --------    --------  ---------------
CLASS A (AT OFFER BEFORE TAXES)(2/5)                                                 28.24%      12.99%        N/A          5.82%
CLASS A (AT OFFER AFTER TAXES ON DISTRIBUTIONS)(5)                                   27.78%      12.43%       5.12%         5.12%
CLASS A (AT OFFER AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES)(5)           18.54%      10.98%       4.57%         4.57%
CLASS A (AT NAV BEFORE TAXES)(5)                                                     36.01%      14.33%        N/A          6.56%
CLASS B (INCLUDING CDSC BEFORE TAXES)(3)                                             31.08%      13.22%        N/A          5.83%
CLASS B (INCLUDING CDSC AFTER TAXES ON DISTRIBUTIONS)(3)                             30.75%      12.90%       5.33%         5.33%
CLASS B (INCLUDING CDSC AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES)(3)     20.35%      11.38%       4.71%         4.71%
CLASS B (EXCLUDING CDSC BEFORE TAXES)                                                35.08%      13.50%        N/A          5.83%
CLASS C (INCLUDING CDSC BEFORE TAXES)                                                34.02%      13.50%        N/A          5.78%
CLASS C (INCLUDING CDSC AFTER TAXES ON DISTRIBUTIONS)                                33.69%      13.17%       5.28%         5.28%
CLASS C (INCLUDING CDSC AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES)        22.26%       1.62%       4.70%         4.70%
CLASS C (EXCLUDING CDSC BEFORE TAXES)                                                35.02%      13.50%        N/A          5.78%
INSTITUTIONAL CLASS (BEFORE TAXES)                                                   36.34%      14.62%        N/A          6.87%
INSTITUTIONAL CLASS (AFTER TAXES ON DISTRIBUTIONS)                                   35.80%      13.95%       6.07%         6.07%
INSTITUTIONAL CLASS (AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES)           23.84%      12.37%       5.44%         5.44%

                           AVERAGE ANNUAL TOTAL RETURN


                                                                                    1 year     5 years    10 years
                                                                                     ended       ended       ended
DELAWARE INTERNATIONAL SMALL CAP VALUE FUND1                                      11/30/04    11/30/04    11/30/04  Life of Fund(4)
-------------------------------------------------------------------------------   --------    --------    --------  ---------------
CLASS A (AT OFFER BEFORE TAXES)2/6                                                   18.52%       6.03%        N/A          8.30%
CLASS A (AT OFFER AFTER TAXES ON DISTRIBUTIONS)6                                     18.46%       4.13%       6.73%         6.73%
CLASS A (AT OFFER AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES)6             12.38%       4.07%       6.29%         6.29%
CLASS A (AT NAV BEFORE TAXES)6                                                       25.74%       7.29%        N/A          9.23%
CLASS B (INCLUDING CDSC BEFORE TAXES)3                                               20.68%        N/A         N/A         15.89%
CLASS B (INCLUDING CDSC AFTER TAXES ON DISTRIBUTIONS)3                               20.74%      15.53%      15.53%        15.53%
CLASS B (INCLUDING CDSC AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES)3       13.69%      13.60%      13.60%        13.60%
CLASS B (EXCLUDING CDSC BEFORE TAXES)                                                24.68%        N/A         N/A         16.40%
CLASS C (INCLUDING CDSC BEFORE TAXES)                                                23.80%        N/A         N/A         16.44%
CLASS C (INCLUDING CDSC AFTER TAXES ON DISTRIBUTIONS)                                23.86%      16.08%      16.08%        16.08%
CLASS C (INCLUDING CDSC AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES)        15.72%      14.09%      14.09%        14.09%
CLASS C (EXCLUDING CDSC BEFORE TAXES)                                                24.80%        N/A         N/A         16.44%
INSTITUTIONAL CLASS (BEFORE TAXES)                                                   25.91%       7.46%        N/A          9.36%
INSTITUTIONAL CLASS (AFTER TAXES ON DISTRIBUTIONS)                                   25.81%       5.50%       7.74%         7.74%
INSTITUTIONAL CLASS (AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES)           17.25%       5.28%       7.21%         7.21%


1 Reflects applicable expense caps in effect during the periods. See Investment Management Agreement and Sub-Advisory Agreement for information regarding expense caps for the Funds. In the absence of such waivers, performance would have been affected negatively.
2 Effective November 2, 1998, the maximum front-end sales charge is 5.75%. The above performance numbers are calculated using 5.75% as the applicable sales charge for all time periods.
3 Effective November 18, 2002, the CDSC schedule for Class B Shares was changed to: 4.00% during the first year, 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year and 0% thereafter. The above figures have been calculated using this new schedule.


4 Because the Institutional Class of the Delaware International Value Equity Fund did not commence operations until November 9, 1992, we have included the performance information for Class A shares of the Delaware International Value Equity Fund for the period October 31, 1991 through November 8, 1992. Institutional Class shares of the Delaware International Value Equity Fund would have had substantially similar returns as Class A shares because they represent interests in the same portfolio of securities. However, the returns of the Delaware International Value Equity Fund's Institutional Class shares would differ from the returns of the Class A shares due to the higher operating expenses of Class A shares and the sales charge applicable to Class A shares.


         As of November 30, 2004, Class R shares of Delaware Emerging Markets Fund and Delaware International Small Cap Value Fund have not yet commenced operations. The Funds' commencement of operations were as follows:

         Delaware International Value Equity Fund A Class                     10/31/91
         Delaware International Value Equity Fund B Class                     9/6/94
         Delaware International Value Equity Fund C Class                     11/29/95
         Delaware International Value Equity Fund R Class                     6/2/03
         Delaware International Value Equity Fund Institutional Class         11/9/92

         Delaware Emerging Markets Fund A Class                               6/10/96
         Delaware Emerging Markets Fund B Class                               6/10/96
         Delaware Emerging Markets Fund C Class                               6/10/96
         Delaware Emerging Markets Fund Institutional Class                   6/10/96

         Delaware International Small Cap Value Fund A Class                  12/19/97
         Delaware International Small Cap Value Fund B Class                  9/28/01
         Delaware International Small Cap Value Fund C Class                  9/28/01
         Delaware International Small Cap Value Fund Institutional Class      12/19/97


5 For the period from February 1, 1998 through May 31, 2001, the Distributor elected voluntarily to waive 0.05% of Delaware Emerging Markets Fund A Class' 12b-1 fee in order to limit 12b-1 Plan expenses to 0.25%. For the period from June 1, 2001 through March 31, 2006, the Distributor elected to contractually waive 0.05% of Delaware Emerging Markets Fund A Class' 12b-1 fee in order to limit 12b-1 Plan expenses to 0.25%. In the absence of such waivers, performance would have been affected negatively.
6 For the period from December 19, 1997 through January 31, 2003, the Distributor elected voluntarily to waive 0.05% of Delaware International Small Cap Value Fund A Class' 12b-1 fee in order to limit 12b-1 Plan expenses to 0.25%. For the period from February 1, 2003 through March 31, 2006, the Distributor elected to contractually waive 0.05% of

         Delaware International Small Cap Value Fund A Class' 12b-1 fee in order to limit 12b-1 Plan expenses to 0.25%. In the absence of such waivers, performance would have been affected negatively.

         Total return performance for a Class will be computed by adding all reinvested income and realized securities profits distributions plus the change in net asset value during a specific period and dividing by the offering price at the beginning of the period. It will also reflect, as applicable, the maximum front-end sales charge or CDSC paid with respect to the illustrated investment amount, but not any income taxes payable by shareholders on the reinvested distributions included in the calculation. Because securities prices fluctuate, past performance should not be considered as a representation of the results which may be realized from an investment in a Fund in the future.

TRADING PRACTICES AND BROKERAGE

         The Manager selects brokers or dealers to execute transactions on behalf of each Fund for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service. The primary consideration is to have brokers or dealers execute transactions at best execution. Best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. A number of trades are made on a net basis where a Fund either buys securities directly from the dealer or sells them to the dealer. In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price) which is the equivalent of a commission. When a commission is paid, the Fund involved pays reasonably competitive brokerage commission rates based upon the professional knowledge of the Manager as to rates paid and charged for similar transactions throughout the securities industry. In some instances, the Fund may pay a minimal share transaction cost when the transaction presents no difficulty.

         During the past three fiscal years, the aggregate dollar amounts of brokerage commissions were paid by the following Funds:


                                                                        NOVEMBER 30,
                                                          ---------------------------------------
                                                              2004         2003           2002
                                                          -----------   -----------   -----------
         DELAWARE INTERNATIONAL VALUE EQUITY FUND         $   306,647   $   315,828   $   130,743
         DELAWARE EMERGING MARKETS FUND                   $   988,435   $   155,666   $    25,361
         DELAWARE INTERNATIONAL SMALL CAP VALUE FUND      $    29,546   $    34,903   $    31,353


         The Manager may allocate out of all commission business generated by all of the funds and accounts under its management, brokerage business to brokers or dealers who provide brokerage and research services. These services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software and hardware used in security analyses; and providing portfolio performance evaluation and technical market analyses. Such services are used by the Manager in connection with its investment decision-making process with respect to one or more funds and accounts managed by it, and may not be used, or used exclusively, with respect to the fund or account generating the brokerage.

         During their last fiscal year, portfolio transactions of the following Funds, in the amounts listed below, resulting in brokerage commissions in the amounts listed below, were directed to brokers for brokerage and research services provided:


                                                           PORTFOLIO      BROKERAGE
                                                         TRANSACTIONS    COMMISSIONS
                                                            AMOUNTS        AMOUNTS
                                                         -------------   -----------
         DELAWARE INTERNATIONAL VALUE EQUITY FUND        $  26,732,950   $    46,320
         DELAWARE EMERGING MARKETS FUND                  $           0   $         0
         DELAWARE INTERNATIONAL SMALL CAP VALUE FUND     $           0   $         0


         As provided in the Securities Exchange Act of 1934 (the "1934 Act") and each Fund's Investment Management Agreement, higher commissions are permitted to be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker/dealers who provide such brokerage and research services, the Funds believe that the commissions paid to such broker/dealers are not, in general, higher than commissions that would be paid to broker/dealers not providing such services and that such commissions are reasonable in relation to the value of the brokerage and research services provided. In some instances, services may be provided to the Manager which constitute in some part brokerage and research services used by the Manager in connection with its investment decision-making process and constitute in some part services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In such cases, the Manager will make a good faith allocation of brokerage and research services and will pay out of its own resources for services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In addition, so long as no fund is disadvantaged, portfolio transactions which generate commissions or their equivalent are allocated to broker/dealers who provide daily portfolio pricing services to a Fund and to other funds in the Delaware Investments family. Subject to best execution, commissions allocated to brokers providing such pricing services may or may not be generated by the funds receiving the pricing service.

         The Manager may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. When a combined order is executed in a series of transactions at different prices, each account participating in the order that receives an allocation may be allocated an average price obtained from the executing broker. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or fund may obtain, it is the opinion of the Manager and the Funds' Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

         Consistent with NASD Regulation, Inc. (the "NASDRSM") rules, and subject to seeking best execution, a Fund may place orders with broker/dealers that have agreed to defray certain expenses of the funds in the Delaware Investments family of funds such as custodian fees.

PORTFOLIO TURNOVER
         Portfolio trading will be undertaken principally to accomplish the Fund's. A Fund is free to dispose of portfolio securities at any time, subject to complying with the Code and the 1940 Act, when changes in circumstances or conditions make such a move desirable in light of the investment objective. A Fund will not attempt to achieve or be limited to a predetermined rate of portfolio turnover. Such turnover always will be incidental to transactions undertaken with a view to achieving a Fund's investment objective.

         The degree of portfolio activity may affect brokerage costs of a Fund and taxes payable by a Fund's shareholders. The Global Funds generally have a portfolio turnover rate below 100%. A turnover rate of 100% would occur if, for example, a fund bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. In investing to achieve its investment objective, a Fund may hold securities for any period of time. Portfolio turnover will also be increased if a Fund writes a large number of call options which are subsequently exercised. To the extent a Fund realizes gains on securities held for less a year, such gains are taxable to the shareholder subject to tax or to the Fund at ordinary income tax rates. The turnover rate also may be affected by cash requirements from redemptions and repurchases of Fund shares. High portfolio turnover involves correspondingly greater brokerage costs and may affect taxes payable by shareholders that are subject to federal income taxes. See Taxes.


         The portfolio turnover rate of a Fund is calculated by dividing the lesser of purchases or sales of securities for the particular fiscal year by the monthly average of the value of the securities owned by the Fund during the particular fiscal year, exclusive of securities whose maturities at the time of acquisition are one year or less.

         During the past two fiscal years, the portfolio turnover rates of the Funds were as follows:


                                                           2004    2003
                                                           ----    ----
         Delaware International Value Equity Fund             7%     14%
         Delaware Emerging Markets Fund                      34%     55%
         Delaware International Small Cap Value Fund         36%     59%


PURCHASING SHARES

         The Distributor serves as the national distributor for each Fund's shares and has agreed to use its best efforts to sell shares of each Fund. See the Prospectuses for additional information on how to invest. Shares of each Fund are offered on a continuous basis and may be purchased through authorized investment dealers or directly by contacting Global Funds or the Distributor.

         The minimum initial investment generally is $1,000 for Class A Shares, Class B Shares and Class C Shares. Subsequent purchases of such Classes generally must be at least $100. The initial and subsequent investment minimums for Class A Shares will be waived for purchases by officers, trustees and employees of any Delaware Investments Fund, the Manager or any of their affiliates if the purchases are made pursuant to a payroll deduction program. Shares purchased pursuant to the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act and shares purchased in connection with an Automatic Investing Plan are subject to a minimum initial purchase of $250 and a minimum subsequent purchase of $25. Accounts opened under the Asset Planner service are subject to a minimum initial investment of $2,000 per Asset Planner Strategy selected. There are no minimum purchase requirements for Class R and the Institutional Classes, but certain eligibility requirements must be satisfied.


         Shareholders who own Class A shares of Delaware Cash Reserve Fund as a result of a liquidation of a fund in the Delaware Investments Family of Funds may exchange into Class A shares of another Fund at net asset value.

         Any class members included in the settlement of Blanke v. Lincoln National Corporation and Lincoln National Life Insurance Company may purchase Class A shares of the Fund at net asset value for a period of 90 days after the final settlement date. The initial purchase of such shares must be for an amount of at least $1,000 and must comply with the Amended Notice of Class Action, Proposed Settlement and Fairness Hearing. Class members may call 800 960-0366 to receive information regarding the settlement.


         Each purchase of Class B Shares is subject to a maximum purchase limitation of $100,000. For Class C Shares, each purchase must be in an amount that is less than $1,000,000. See Investment Plans for purchase limitations applicable to retirement plans. Global Funds will reject any purchase order for more than $100,000 of

Class B Shares and $1,000,000 or more of Class C Shares. An investor may exceed these limitations by making cumulative purchases over a period of time. In doing so, an investor should keep in mind, however, that reduced front-end sales charges apply to investments of $50,000 or more in Class A Shares, and that Class A Shares are subject to lower annual 12b-1 Plan expenses than Class B Shares and Class C Shares and generally are not subject to a CDSC.

         Selling dealers are responsible for transmitting orders promptly. Global Funds reserves the right to reject any order for the purchase of its shares of either Fund if in the opinion of management such rejection is in such Fund's best interest. If a purchase is canceled because your check is returned unpaid, you are responsible for any loss incurred. A Fund can redeem shares from your account(s) to reimburse itself for any loss, and you may be restricted from making future purchases in any of the funds in the Delaware Investments family. Each Fund reserves the right to reject purchase orders paid by third-party checks or checks that are not drawn on a domestic branch of a United States financial institution. If a check drawn on a foreign financial institution is accepted, you may be subject to additional bank charges for clearance and currency conversion.

         Each Fund also reserves the right, following shareholder notification, to charge a service fee on non-retirement accounts that, as a result of redemption, have remained below the minimum stated account balance for a period of three or more consecutive months. Holders of such accounts may be notified of their insufficient account balance and advised that they have until the end of the current calendar quarter to raise their balance to the stated minimum. If the account has not reached the minimum balance requirement by that time, the Fund will charge a $9 fee for that quarter and each subsequent calendar quarter until the account is brought up to the minimum balance. The service fee will be deducted from the account during the first week of each calendar quarter for the previous quarter, and will be used to help defray the cost of maintaining low-balance accounts. No fees will be charged without proper notice, and no CDSC will apply to such assessments.

         Each Fund also reserves the right, upon 60 days' written notice, to involuntarily redeem accounts that remain under the minimum initial purchase amount as a result of redemptions. An investor making the minimum initial investment may be subject to involuntary redemption without the imposition of a CDSC or Limited CDSC if he or she redeems any portion of his or her account.

         The NASDR(SM) has adopted amendments to its Conduct Rules, relating to investment company sales charges. Global Funds and the Distributor intend to operate in compliance with these rules.

         Class A Shares are purchased at the offering price which reflects a maximum front-end sales charge of 5.75%; however, lower front-end sales charges apply for larger purchases. See the table in the Fund Classes' Prospectuses. Absent applicable fee waivers, Class A Shares are also subject to annual 12b-1 Plan expenses for the life of the investment.

         Class B Shares of the Funds are purchased at net asset value and are subject to a CDSC of: (i) 4.00% if shares are redeemed within one year of purchase; (ii) 3.25% if shares are redeemed during the second year of purchase;
(iii) 2.75% if shares are redeemed during the third year following purchase;
(iv) 2.25% if shares are redeemed during the fourth and fifth years following purchase; and (v) 1.50% if shares are redeemed during the sixth year and (vi) 0% thereafter. Absent applicable fee waivers, Class B Shares are also subject to annual 12b-1 Plan expenses which are higher than those to which Class A Shares are subject and are assessed against Class B Shares for approximately eight years after purchase. See Automatic Conversion of Class B Shares, below.

         Class C Shares are purchased at net asset value and are subject to a CDSC of 1% if shares are redeemed within 12 months following purchase. Absent applicable fee waivers, Class C Shares are also subject to annual 12b-1 Plan expenses for the life of the investment which are equal to those to which Class B Shares are subject.

         Class R Shares are purchased at the net asset value per share without the imposition of a front-end or contingent deferred sales charge. Class R Shares are subject to annual 12b-1 Plan expenses for the life of the investment.

         Institutional Class shares are purchased at the net asset value per share without the imposition of a front-end or contingent deferred sales charge or 12b-1 Plan expenses.

         Class A Shares, Class B Shares, Class C Shares, Class R Shares and Institutional Class Shares represent a proportionate interest in a Fund's assets and will receive a proportionate interest in that Fund's income, before application, as to Class A, Class B, Class C Shares and Class R Shares, of any expenses under that Fund's 12b-1 Plans. See Plans Under Rule 12b-1 for the Fund Classes under Purchasing Shares, and Determining Offering Price and Net Asset Value in this Part B.


         The Distributor has voluntarily elected to waive 0.05% of the payment of 12b-1 Plan expenses by Delaware Emerging Markets Fund Class A shares beginning February 1, 1998 through January 31, 2003. Beginning February 1, 2003, the Distributor has contracted to waive 0.05% of the payment of 12b-1 Plan expenses by Delaware Emerging Markets Fund Class A shares through January 31, 2004. The Distributor has extended this waiver through March 31, 2006.

         Since the International Small Cap Value Fund's commencement of operations, Delaware Distributors, L.P. has voluntarily waived 12b-1 Plan expenses for each Class of the Fund. Effective September 21, 2001, the Fund commenced paying 12b-1 Plan expenses of an amount up to 0.30% (set at 0.25% by the Board of Trustees) of average daily net assets for Class A shares and 1.00% for Class B and Class C shares. Beginning February 1, 2003, the Distributor has contracted to waive 0.05% of the payment of 12b-1 Plan expenses by Delaware International Small Cap Value Fund Class A shares through January 31, 2005. The Distributor has extended this waiver through March 31, 2006.


         Certificates representing shares purchased are not ordinarily issued unless, in the case of Class A Shares or Institutional Class shares, a shareholder submits a specific request. Certificates are not issued in the case of Class B Shares, Class C Shares or Class R Shares or in the case of any retirement plan account including self-directed IRAs. However, purchases not involving the issuance of certificates are confirmed to the investor and credited to the shareholder's account on the books maintained by Delaware Service Company, Inc. (the "Transfer Agent"). The investor will have the same rights of ownership with respect to such shares as if certificates had been issued. An investor that is permitted to obtain a certificate may receive a certificate representing full share denominations purchased by sending a letter signed by each owner of the account to the Transfer Agent requesting the certificate. No charge is assessed by Global Funds for any certificate issued. A shareholder may be subject to fees for replacement of a lost or stolen certificate, under certain conditions, including the cost of obtaining a bond covering the lost or stolen certificate. Please contact a Fund for further information. Investors who hold certificates representing any of their shares may only redeem those shares by written request. The investor's certificate(s) must accompany such request.

ALTERNATIVE PURCHASE ARRANGEMENTS - CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES

         The alternative purchase arrangements of Class A Shares, Class B Shares and Class C Shares permit investors to choose the method of purchasing shares that is most suitable for their needs given the amount of their purchase, the length of time they expect to hold their shares and other relevant circumstances. Investors should determine whether, given their particular circumstances, it is more advantageous to purchase Class A Shares and incur a front-end sales charge and annual 12b-1 Plan expenses of up to a maximum of 0.30% of the average daily net assets of Class A Shares, or to purchase either Class B or Class C Shares and have the entire initial purchase amount invested in the Fund with the investment thereafter subject to a CDSC and annual 12b-1 Plan expenses. Class B Shares are subject to a CDSC if the shares are redeemed within six years of purchase, and Class C Shares are subject to a CDSC if the shares are redeemed within 12 months of purchase. Class B and Class C Shares are each subject to annual 12b-1 Plan expenses of up to a maximum of 1% (0.25% of which are service fees to be paid to the Distributor, dealers or others for providing personal service and/or maintaining shareholder accounts) of average daily net assets of the respective Class. Class B Shares will automatically convert to Class A Shares at the end of approximately eight years after purchase and, thereafter, be subject to annual 12b-1 Plan expenses of up to a maximum of 0.30% of average daily net assets of such shares. Unlike Class B Shares, Class C Shares do not convert to another Class.

         The higher 12b-1 Plan expenses on Class B Shares and Class C Shares will be offset to the extent a return is realized on the additional money initially invested upon the purchase of such shares. However, there can be no assurance as to the return, if any, that will be realized on such additional money. In addition, the effect of any return earned on such additional money will diminish over time. In comparing Class B Shares to Class C Shares, investors should also consider the duration of the annual 12b-1 Plan expenses to which each of the classes is subject and the desirability of an automatic conversion feature, which is available only for Class B Shares.

         Class R Shares have no front-end sales charge and are not subject to a CDSC, but incur annual 12b-1 expenses of up to a maximum of 0.60%. Class A Shares generally are not available for purchase by anyone qualified to purchase Class R Shares.

         In comparing Class B Shares and Class C Shares to Class R Shares, investors should consider the higher 12b-1 Plan expenses on Class B Shares and Class C Shares. Investors also should consider the fact that, like Class B Shares and Class C Shares, Class R Shares do not have a front-end sales charge and, unlike Class B Shares and Class C Shares, Class R Shares are not subject to a CDSC. In Comparing Class B Shares to Class R shares, investors should also consider the duration of the annual 12b-1 Plan expenses to which each Class is subject and the desirability of an automatic conversion feature to Class A Shares (with lower annual 12b-1 Plan fees), which is available only for Class B Shares and does not subject the investor to a CDSC.

         For the distribution and related services provided to, and the expenses borne on behalf of, the Funds, the Distributor and others will be paid, in the case of Class A Shares, from the proceeds of the front-end sales charge and 12b-1 Plan fees, in the case of Class B Shares and Class C Shares, from the proceeds of the 12b-1 Plan fees and, if applicable, the CDSC incurred upon redemption, and in the case of Class R Shares, from proceeds of the 12b-1 Plan fees. Financial advisors may receive different compensation for selling Class A Shares, Class B Shares, Class C Shares and Class R Shares. Investors should understand that the purpose and function of the respective 12b-1 Plans (including for Class R Shares) and the CDSCs applicable to Class B Shares and Class C Shares are the same as those of the 12b-1 Plan and the front-end sales charge applicable to Class A Shares in that such fees and charges are used to finance the distribution of the respective Classes. See Plans Under Rule 12b-1 for the Fund Classes in this Part B.

         Dividends, if any, paid on Class A Shares, Class B Shares, Class C Shares, Class R Shares and Institutional Class Shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except that the amount, of 12b-1 Plan expenses relating to Class A Shares, Class B Shares, Class C Shares and Class R Shares will be borne exclusively by such shares. See Determining Offering Price and Net Asset Value in this Part B.

CLASS A SHARES
         Purchases of $50,000 or more of Class A Shares at the offering price carry reduced front-end sales charges as shown in the table in the Fund Classes' Prospectuses, and may include a series of purchases over a 13-month period under a Letter of Intention signed by the purchaser. See Special Purchase Features - Class A Shares, below for more information on ways in which investors can avail themselves of reduced front-end sales charges and other purchase features.

         From time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may reallow to dealers up to the full amount of the front-end sales. In addition, certain dealers who enter into an agreement to provide extra training and information on Delaware Investments products and services and who increase sales of Delaware Investments Funds may receive an additional commission of up to 0.15% of the offering price in connection with sales of Class A Shares. Such dealers must meet certain requirements in terms of organization and distribution capabilities and their ability to increase sales. The Distributor should be contacted for further information on these requirements as well as the basis and circumstances upon which the additional commission will be paid. Participating dealers may be deemed to have additional responsibilities under the securities laws. Dealers who receive 90% or more of the sales charge may be deemed to be underwriters under the 1933 Act.

DEALER'S COMMISSION
         As described in the Prospectuses, for initial purchases of Class A Shares of $1,000,000 or more, a dealer's commission may be paid by the Distributor to financial advisors through whom such purchases are effected.

         In determining a financial advisor's eligibility for the dealer's commission, purchases of Class A Shares of other Delaware Investments Funds as to which a Limited CDSC applies (see Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange in this Part B) may be aggregated with those of the Class A Shares of a Fund. Financial advisors also may be eligible for a dealer's commission in connection with certain purchases made under a Letter of Intention or pursuant to an investor's Right of Accumulation. Financial advisors should contact the Distributor concerning the applicability and calculation of the dealer's commission in the case of combined purchases.

         An exchange from other Delaware Investments Funds will not qualify for payment of the dealer's commission, unless a dealer's commission or similar payment has not been previously paid on the assets being exchanged. The schedule and program for payment of the dealer's commission are subject to change or termination at any time by the Distributor at its discretion.

CONTINGENT DEFERRED SALES CHARGE - CLASS B SHARES AND CLASS C SHARES
         Class B Shares and Class C Shares are purchased without a front-end sales charge. Class B Shares redeemed within six years of purchase may be subject to a CDSC at the rates set forth above, and Class C Shares redeemed within 12 months of purchase may be subject to a CDSC of 1%. CDSCs are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the net asset value at the time of purchase of the shares being redeemed or the net asset value of those shares at the time of redemption. No CDSC will be imposed on increases in net asset value above the initial purchase price, nor will a CDSC be assessed on redemptions of shares acquired through reinvestment of dividends or capital gains distributions. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of Class B Shares or Class C Shares of a Fund, even if those shares are later exchanged for shares of another Delaware Investments Fund. In the event of an exchange of the shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares that were acquired in the exchange. See Waiver of Contingent Deferred Sales Charge - Class B Shares and Class C Shares under Redemption and Exchange for the Fund Classes for a list of the instances in which the CDSC is waived.

         During the seventh year after purchase and, thereafter, until converted automatically into Class A Shares, Class B Shares will still be subject to the annual 12b-1 Plan expenses of up to 1% of average daily net assets of those shares. At the end of approximately eight years after purchase, the investor's Class B Shares will be automatically converted into Class A Shares of the same Fund. See Automatic Conversion of Class B Shares below. Such conversion will constitute a tax-free exchange for federal income tax purposes. Investors are reminded that the Class A Shares into which Class B Shares will convert are subject to ongoing annual 12b-1 Plan expenses of up to a maximum of 0.30% of average daily net assets of such shares.

         In determining whether a CDSC applies to a redemption of Class B Shares, it will be assumed that shares held for more than six years are redeemed first, followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held longest during the six-year period. With respect to Class C Shares, it will be assumed that shares held for more than 12 months are redeemed first followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held for 12 months or less.

DEFERRED SALES CHARGE ALTERNATIVE - CLASS B SHARES
         Class B Shares may be purchased at net asset value without a front-end sales charge and, as a result, the full amount of the investor's purchase payment will be invested in Fund shares. The Distributor currently compensates dealers or brokers for selling Class B Shares at the time of purchase from its own assets in an amount equal to no more than 5% of the dollar amount purchased. In addition, from time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may pay additional compensation to dealers or brokers for selling Class B Shares at the time of purchase. As discussed below, however, Class B Shares are subject to annual 12b-1 Plan expenses and, if redeemed within six years of purchase, a CDSC.

         Proceeds from the CDSC and the annual 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class B Shares. These payments support the compensation paid to dealers or brokers for selling Class B Shares. Payments to the Distributor and others under the Class B 12b-1 Plan may be in an amount equal to no more than 1% annually. The combination of the CDSC and the proceeds of the 12b-1 Plan fees makes it possible for a Fund to sell Class B Shares without deducting a front-end sales charge at the time of purchase.

         Holders of Class B Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for Class B Shares described in this Part B, even after the exchange. Such CDSC schedule may be higher than the CDSC schedule for Class B Shares acquired as a result of the exchange. See Redemption and Exchange.

AUTOMATIC CONVERSION OF CLASS B SHARES
         Class B Shares, other than shares acquired through reinvestment of dividends, held for eight years after purchase are eligible for automatic conversion into Class A Shares. Conversions of Class B Shares into Class A Shares will occur only four times in any calendar year, on the 18th day or next business day of March, June, September and December (each, a "Conversion Date"). If the eighth anniversary after a purchase of Class B Shares falls on a Conversion Date, an investor's Class B Shares will be converted on that date. If the eighth anniversary occurs between Conversion Dates, an investor's Class B Shares will be converted on the next Conversion Date after such anniversary. Consequently, if a shareholder's eighth anniversary falls on the day after a Conversion Date, that shareholder will have to hold Class B Shares for as long as three additional months after the eighth anniversary of purchase before the shares will automatically convert into Class A Shares.

         Class B Shares of a fund acquired through a reinvestment of dividends will convert to the corresponding Class A Shares of that fund (or, in the case of Delaware Group Cash Reserve, Delaware Cash Reserve Fund Consultant Class) pro-rata with Class B Shares of that fund not acquired through dividend reinvestment.

         All such automatic conversions of Class B Shares will constitute tax-free exchanges for federal income tax purposes.

LEVEL SALES CHARGE ALTERNATIVE - CLASS C SHARES
         Class C Shares may be purchased at net asset value without a front-end sales charge and, as a result, the full amount of the investor's purchase payment will be invested in Fund shares. The Distributor currently compensates dealers or brokers for selling Class C Shares at the time of purchase from its own assets in an amount equal to no more than 1% of the dollar amount purchased. As discussed below, Class C Shares are subject to annual 12b-1 Plan expenses and, if redeemed within 12 months of purchase, a CDSC.

         Proceeds from the CDSC and the annual 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class C Shares. These payments support the compensation paid to dealers or brokers for selling Class C Shares. Payments to the Distributor and others under the Class C 12b-1 Plan may be in an amount equal to no more than 1% annually.

         Holders of Class C Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for Class C Shares as described in this Part B. See Redemption and Exchange.

PLANS UNDER RULE 12B-1 FOR THE FUND CLASSES
         Pursuant to Rule 12b-1 under the 1940 Act, Global Funds has adopted a separate plan for each of the Class A Shares, the Class B Shares, Class C Shares and Class R Shares of a Fund (the "Plans"). Each Plan permits the relevant Fund to pay for certain distribution, promotional and related expenses involved in the marketing of only the Classes of shares to which the Plan applies. The Plans do not apply to Institutional Classes of shares. Such shares are not included in calculating the Plans' fees, and the Plans are not used to assist in the distribution and marketing of shares of the Institutional Classes. Shareholders of the Institutional Classes may not vote on matters affecting the Plans.

         The Plans permit a Fund, pursuant to its Distribution Agreement, to pay out of the assets of the Class A Shares, Class B Shares, Class C Shares and Class R Shares monthly fees to the Distributor for its services and expenses in distributing and promoting sales of shares of such classes. These expenses include, among other things, preparing and distributing advertisements, sales literature and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, and paying distribution and maintenance fees to securities brokers and dealers who enter into dealer's agreements with the Distributor. The Plan expenses relating to Class B Shares and Class C Shares are also used to pay the Distributor for advancing the commission costs to dealers with respect to the initial sale of such shares.

         In addition, absent any applicable fee waiver, each Fund may make payments out of the assets of the Class A Shares, Class B Shares, Class C Shares and Class R Shares directly to other unaffiliated parties, such as banks, who either aid in the distribution of shares of, or provide services to, such classes.

         The maximum aggregate fee payable by a Fund under its Plans and a Fund's Distribution Agreement, is on an annual basis, up to 0.30% of average daily net assets of Class A Shares, up to 1% (0.25% of which are service fees to be paid to the Distributor, dealers and others for providing personal service and/or maintaining shareholder accounts) of Class B Shares' and Class C Shares' average daily net assets for the year and up to 0.60% of Class R Shares' average daily net assets for the year. Global Funds Board of Trustees may reduce these amounts at any time.

         All of the distribution expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid on behalf of Class A Shares, Class B Shares, Class C Shares and Class R Shares would be borne by such persons without any reimbursement from such classes. Subject to seeking best execution, a Fund may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plans.

         From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

         The Plans and the Distribution Agreements, as amended, have all been approved by the Board of Trustees of Global Funds including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of Global Funds and who have no direct or indirect financial interest in the Plans, by vote cast in person at a meeting duly called for the purpose of voting on the Plans and such Agreements. Continuation of the Plans and the Distribution Agreements, as amended, must be approved annually by the Board of Trustees in the same manner as specified above.

         Each year, the trustees must determine whether continuation of the Plans is in the best interest of shareholders of, respectively, Class A Shares, Class B Shares, Class C Shares and Class R Shares of each Fund and that there is a reasonable likelihood of the Plan relating to a Class providing a benefit to that Class. The Plans and the Distribution Agreements, as amended, may be terminated at any time without penalty by a majority of those trustees who are not "interested persons" or by a majority vote of the relevant Class' outstanding voting securities. Any amendment materially increasing the percentage payable under the Plans must likewise be approved by a majority vote of the relevant Class' outstanding voting securities, as well as by a majority vote of those trustees who are not "interested persons." With respect to each Class A Shares' Plan any material increase in the maximum percentage payable thereunder must also be approved by a majority of the outstanding voting securities of the respective Fund's B Class. Also, any other material amendment to the Plans must be approved by a majority vote of the trustees including a majority of the noninterested trustees of Global Funds having no interest in the Plans. In addition, in order for the Plans to remain effective, the selection and nomination of trustees who are not "interested persons" of Global Funds must be effected by the trustees who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plans. Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board of Trustees for its review.

         The amount and purpose of 12b-1 plan payments from each Class were as follows for their last fiscal year. (Class R Shares of the Delaware International Value Equity Fund were available for purchase during this period as of November 30, 2004. Class R shares of the Delaware Emerging Markets Fund and Delaware International Small Cap Value Fund were not available for purchase during this period.)


                                                      DELAWARE                                   DELAWARE
                                           INTERNATIONAL VALUE EQUITY FUND                EMERGING MARKETS FUND
                                    ---------------------------------------------   ---------------------------------
                                     Class A     Class B     Class C     Class R     Class A     Class B     Class C
                                    ---------   ---------   ---------   ---------   ---------   ---------   ---------
Advertising                         $       0   $       0   $       0   $       0   $       0   $       0   $       0
Annual/Semiannual Reports           $   5,792   $   1,037   $       0   $       0   $       0   $     354   $       0
Broker Trails                       $ 607,608   $  88,876   $ 210,382   $  35,675   $ 208,932   $  23,326   $  31,177
Broker Sales Charges                $       0   $ 173,741   $ 248,976   $       0   $       0   $  39,134   $ 144,048
Dealer Service Expenses             $       0   $       0   $       0   $       0   $       0   $       0   $       0
Interest on Broker Sales Charges    $       0   $  44,345   $   4,336   $       0   $       0   $  14,438   $   1,328
Commissions to Wholesalers          $       0   $       0   $       0   $       0   $       0   $       0   $       0
PromotionalBroker Meetings          $       0   $       0   $       0   $       0   $       0   $       0   $       0
Promotional-Other                   $  31,019   $   4,097   $   2,734   $       0   $       0   $     810   $       0
Prospectus Printing                 $  28,087   $   4,495   $   5,369   $       0   $       0   $     580   $       0
Telephone                           $       0   $       0   $       0   $       0   $       0   $       0   $       0
Wholesaler Expenses                 $  62,673   $  38,106   $  19,759   $       0   $       0   $  14,963   $       0
Other                               $       0   $       0   $       0   $       0   $       0   $       0   $       0
Total                               $ 175,179   $ 354,697   $ 491,556   $       0   $       0   $  90,605   $ 176,553

                                               DELAWARE
                                         INTERNATIONAL SMALL CAP
                                               VALUE FUND
                                    ---------------------------------
                                     Class A     Class B     Class C
                                    ---------   ---------   ---------
Advertising                         $       0   $       0   $       2
Annual/Semiannual Reports           $     347   $     347   $     438
Broker Trails                       $  16,236   $  16,236   $   8,296
Broker Sales Charges                $  10,875   $  10,875   $  14,973
Dealer Service Expenses             $       0   $       0   $       0
Interest on Broker Sales Charges    $   3,048   $   3,048   $     319
Commissions to Wholesalers          $       0   $       0   $       0
PromotionalBroker Meetings          $       0   $       0   $       0
PromotionalOther                    $     469   $     469   $      47
Prospectus Printing                 $   1,085   $   1,085   $     321
Telephone                           $       0   $       0   $       0
Wholesaler Expenses                 $   8,853   $   8,853   $   2,376
Other                               $       0   $       0   $       0
Total                               $  40,913   $  40,913   $  26,772


OTHER PAYMENTS TO DEALERS - CLASS A SHARES, CLASS B SHARES, CLASS C SHARES AND CLASS R SHARES
         From time to time, at the discretion of the Distributor, all registered broker/dealers whose aggregate sales of Fund Classes exceed certain limits as set by the Distributor, may receive from the Distributor an additional payment of up to 0.25% of the dollar amount of such sales. The Distributor may also provide additional promotional incentives or payments to dealers that sell shares of the Delaware Investments family of funds. In some instances, these incentives or payments may be offered only to certain dealers who maintain, have sold or may sell certain amounts of shares. The Distributor may also pay a portion of the expense of preapproved dealer advertisements promoting the sale of Delaware Investments Fund shares.

SPECIAL PURCHASE FEATURES - CLASS A SHARES

BUYING CLASS A SHARES AT NET ASSET VALUE
         Class A Shares of the Fund may be purchased at net asset value under the Delaware Investments Dividend Reinvestment Plan and, under certain circumstances, the Exchange Privilege and the 12-Month Reinvestment Privilege.

         Purchases of Class A Shares may be made at net asset value by current and former officers, trustees and employees (and members of their families) of the Manager, any affiliate, any of the funds in the Delaware Investments family, certain of their agents and registered representatives and employees of authorized investment dealers and by employee benefit plans for such entities. Individual purchases, including those in retirement accounts, must be for accounts in the name of the individual or a qualifying family member. Purchases of Class A shares at net asset value may be made by programs sponsored by financial intermediaries where such program requires the purchase of Class A shares at Net Asset Value; provided the financial intermediary firm has entered into an arrangement with the Distributor with respect to such program. Class A Shares may also be purchased at net asset value by current and former officers, trustees and employees (and members of their families) of the Dougherty

Financial Group LLC. Shareholders who own Class A shares of Delaware Cash Reserve Fund as a result of a liquidation of a fund in the Delaware Investments Family of Funds may exchange into Class A shares of another Fund at net asset value.

         Purchases of Class A Shares may also be made by clients of registered representatives of an authorized investment dealer at net asset value within 12 months after the registered representative changes employment, if the purchase is funded by proceeds from an investment where a front-end sales charge, contingent deferred sales charge or other sales charge has been assessed.

         Purchases of Class A Shares may also be made at net asset value by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of shares of funds in the Delaware Investments family. Officers, trustees and key employees of institutional clients of the Manager or any of its affiliates may purchase Class A Shares at net asset value. Moreover, purchases may be effected at net asset value for the benefit of the clients of brokers, dealers and registered investment advisors affiliated with a broker or dealer, if such broker, dealer or investment advisor has entered into an agreement with the Distributor providing specifically for the purchase of Class A Shares in connection with special investment products, such as wrap accounts or similar fee based programs. Investors may be charged a fee when effecting transactions in Class A Shares through a broker or agent that offers these special investment products.

         Purchases of Class A Shares at net asset value may also be made by the following: financial institutions investing for the account of their trust customers if they are not eligible to purchase shares of the Institutional Class of a Fund; any group retirement plan (excluding defined benefit pension plans), or such plans of the same employer, for which plan participant records are maintained on the Retirement Financial Services, Inc. ("RFS") (formerly known as Delaware Investment & Retirement Services, Inc.) proprietary record keeping system that (i) has in excess of $500,000 of plan assets invested in Class A Shares of funds in the Delaware Investments family and any stable value account available to investment advisory clients of the Manager or its affiliates; or
(ii) is sponsored by an employer that has at any point after May 1, 1997 had more than 100 employees while such plan has held Class A Shares of a fund in the Delaware Investments family and such employer has properly represented to, and received written confirmation back from, Retirement Financial Services, Inc. in writing that it has the requisite number of employees. See Group Investment Plans for information regarding the applicability of the Limited CDSC.

        Purchases of Class A Shares at net asset value may be made by retirement plans that are maintained on retirement platforms sponsored by financial intermediary firms, provided the financial intermediary firm has entered into a Class A Share NAV Agreement with respect to such retirement platform.

         Purchases of Class A Shares at net asset value may also be made by bank sponsored retirement plans that are no longer eligible to purchase Institutional Class Shares or purchase interests in a collective trust as a result of a change in distribution arrangements.

         Purchases of Class A Shares at net asset value may also be made by any group retirement plan (excluding defined benefit pension plans) that purchases shares through a retirement plan alliance program that requires shares to be available at net asset value, provided RFS either is the sponsor of the alliance program or has a product participation agreement with the sponsor of the alliance program.

         Investments in Class A Shares made by plan level and/or participant retirement accounts that are for the purpose of repaying a loan taken from such accounts will be made at net asset value. Loan repayments made to a fund account in connection with loans originated from accounts previously maintained by another investment firm will also be invested at net asset value.

         Global Funds must be notified in advance that the trade qualifies for purchase at net asset value.

ALLIED PLANS
         Class A Shares are available for purchase by participants in certain 401(k) Defined Contribution Plans ("Allied Plans") which are made available under a joint venture agreement between the Distributor and another institution through which mutual funds are marketed and which allow investments in Class A Shares of designated Delaware Investments Funds ("eligible Delaware Investments Fund shares"), as well as shares of designated classes of non-Delaware Investments Funds ("eligible non-Delaware Investments Fund shares"). Class B Shares and Class C Shares are not eligible for purchase by Allied Plans.

         With respect to purchases made in connection with an Allied Plan, the value of eligible Delaware Investments and eligible non-Delaware Investments Fund shares held by the Allied Plan may be combined with the dollar amount of new purchases by that Allied Plan to obtain a reduced front-end sales charge on additional purchases of eligible Delaware Investments Fund shares. See Combined Purchases Privilege, below.

         Participants in Allied Plans may exchange all or part of their eligible Delaware Investments Fund shares for other eligible Delaware Investments Fund shares or for eligible non-Delaware Investments Fund shares at net asset value without payment of a front-end sales charge. However, exchanges of eligible fund shares, both Delaware Investments and non-Delaware Investments, which were not subject to a front end sales charge, will be subject to the applicable sales charge if exchanged for eligible Delaware Investments Fund shares to which a sales charge applies. No sales charge will apply if the eligible fund shares were previously acquired through the exchange of eligible shares on which a sales charge was already paid or through the reinvestment of dividends. See Investing by Exchange in this Part B.

         A dealer's commission may be payable on purchases of eligible Delaware Investments Fund shares under an Allied Plan. In determining a financial advisor's eligibility for a dealer's commission on net asset value purchases of eligible Delaware Investments Fund shares in connection with Allied Plans, all participant holdings in the Allied Plan will be aggregated. See Class A Shares, above.

         The Limited CDSC is applicable to redemptions of net asset value purchases from an Allied Plan on which a dealer's commission has been paid. Waivers of the Limited CDSC, as described under Waiver of Limited Contingent Deferred Sales Charge - Class A Shares under Redemption and Exchange, apply to redemptions by participants in Allied Plans except in the case of exchanges between eligible Delaware Investments and non-Delaware Investments Fund shares. When eligible Delaware Investments Fund shares are exchanged into eligible non-Delaware Investments Fund shares, the Limited CDSC will be imposed at the time of the exchange, unless the joint venture agreement specifies that the amount of the Limited CDSC will be paid by the financial advisor or selling dealer. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange in this
Part B.

LETTER OF INTENTION
         The reduced front-end sales charges described above with respect to Class A Shares are also applicable to the aggregate amount of purchases made within a 13-month period pursuant to a written Letter of Intention provided by the Distributor and signed by the purchaser, and not legally binding on the signer or Global Funds which provides for the holding in escrow by the Transfer Agent, of 5% of the total amount of Class A Shares intended to be purchased until such purchase is completed within the 13-month period. A Letter of Intention may be dated to include shares purchased up to 90 days prior to the date the Letter is signed. The 13-month period begins on the date of the earliest purchase. If the intended investment is not completed, except as noted below, the purchaser will be asked to pay an amount equal to the difference between the front-end sales charge on Class A Shares purchased at the reduced rate and the front-end sales charge otherwise applicable to the total shares purchased. If such payment is not made within 20 days following the expiration of the 13-month period, the Transfer Agent will surrender an appropriate number of the escrowed shares for redemption in order to realize the difference. Such purchasers may include the value (at offering price at the level designated in their Letter of Intention) of all their shares of the Funds and of any class of any of the other mutual funds in Delaware Investments (except shares of any Delaware Investments Fund which do not carry a front-end sales charge, CDSC or Limited CDSC other than shares of

Delaware Group Premium Fund beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a Delaware Investments Fund which carried a front-end sales charge, CDSC or Limited CDSC) previously purchased and still held as of the date of their Letter of Intention toward the completion of such Letter.

         Employers offering a Delaware Investments retirement plan may also complete a Letter of Intention to obtain a reduced front-end sales charge on investments of Class A Shares made by the plan. The aggregate investment level of the Letter of Intention will be determined and accepted by the Transfer Agent at the point of plan establishment. The level and any reduction in front-end sales charge will be based on actual plan participation and the projected investments in Delaware Investments Funds that are offered with a front-end sales charge, CDSC or Limited CDSC for a 13-month period. The Transfer Agent reserves the right to adjust the signed Letter of Intention based on this acceptance criteria. The 13-month period will begin on the date this Letter of Intention is accepted by the Transfer Agent. If actual investments exceed the anticipated level and equal an amount that would qualify the plan for further discounts, any front-end sales charges will be automatically adjusted. In the event this Letter of Intention is not fulfilled within the 13-month period, the plan level will be adjusted (without completing another Letter of Intention) and the employer will be billed for the difference in front-end sales charges due, based on the plan's assets under management at that time. Employers may also include the value (at offering price at the level designated in their Letter of Intention) of all their shares intended for purchase that are offered with a front-end sales charge, CDSC or Limited CDSC of any class. Class B Shares and Class C Shares of a Fund and other Delaware Investments Funds which offer corresponding classes of shares may also be aggregated for this purpose.

COMBINED PURCHASES PRIVILEGE
         In determining the availability of the reduced front-end sales charge previously set forth with respect to Class A Shares, purchasers may combine the total amount of any combination of Class A Shares, Class B Shares and/or Class C Shares of the Funds, as well as shares of any other class of any of the other Delaware Investments Funds (except shares of any Delaware Investments Fund which do not carry a front-end sales charge, CDSC or Limited CDSC, other than shares of Delaware Group Premium Fund beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a Delaware Investments Fund which carried a front-end sales charge, CDSC or Limited CDSC). In addition, assets held by investment advisory clients of the Manager or its affiliates in a stable value account may be combined with other Delaware Investments Fund holdings.

         The privilege also extends to all purchases made at one time by an individual; or an individual, his or her spouse and their children under 21; or a trustee or other fiduciary of trust estates or fiduciary accounts for the benefit of such family members (including certain employee benefit programs).

RIGHT OF ACCUMULATION
         In determining the availability of the reduced front-end sales charge with respect to the Class A Shares, purchasers may also combine any subsequent purchases of Class A Shares, Class B Shares and Class C Shares of a Fund, as well as shares of any other class of any of the other Delaware Investments Funds which offer such classes (except shares of any Delaware Investments Fund which do not carry a front-end sales charge, CDSC or Limited CDSC, other than shares of Delaware Group Premium Fund beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a Delaware Investments Fund which carried a front-end sales charge, CDSC or Limited CDSC). If, for example, any such purchaser has previously purchased and still holds Class A Shares of Delaware International Value Equity Fund and/or shares of any other of the classes described in the previous sentence with a value of $40,000 and subsequently purchases $10,000 at offering price of additional shares of Class A Shares, the charge applicable to the $10,000 purchase would currently be 5.75%. For the purpose of this calculation, the shares presently held shall be valued at the public offering price that would have been in effect were the shares purchased simultaneously with the current purchase. Investors should refer to the table of sales charges for Class A Shares to determine the applicability of the Right of Accumulation to their particular circumstances.

12-MONTH REINVESTMENT PRIVILEGE
         Holders of Class A Shares and Class B Shares of a Fund (and of the Institutional Class holding shares which were acquired through an exchange from one of the other mutual funds in the Delaware Investments family offered with a front-end sales charge) who redeem such shares have one year from the date of redemption to reinvest all or part of their redemption proceeds in the same Class of the Fund or in the same Class of any of the other funds in the Delaware Investments family. In the case of Class A Shares, the reinvestment will not be assessed a front-end sales charge and in the case of Class B Shares, the amount of the CDSC previously charged on the redemption will be reimbursed by the Distributor. The reinvestment will be subject to applicable eligibility and minimum purchase requirements and must be in states where shares of such other funds may be sold. This reinvestment privilege does not extend to Class A Shares where the redemption of the shares triggered the payment of a Limited CDSC. Persons investing redemption proceeds from direct investments in mutual funds in the Delaware Investments family, offered without a front-end sales charge will be required to pay the applicable sales charge when purchasing Class A Shares. The reinvestment privilege does not extend to a redemption of Class C Shares.

         Any such reinvestment cannot exceed the redemption proceeds (plus any amount necessary to purchase a full share). The reinvestment will be made at the net asset value next determined after receipt of remittance. In the case of Class B Shares, the time that the previous investment was held will be included in determining any applicable CDSC due upon redemptions as well as the automatic conversion into Class A Shares.

         A redemption and reinvestment of Class B Shares could have income tax consequences. Shareholders will receive from the Distributor the amount of the CDSC paid at the time of redemption as part of the reinvested shares, which may be treated as a capital gain to the shareholder for tax purposes. It is recommended that a tax advisor be consulted with respect to such transactions.

         Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of the fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money.

         The prospectus contains more complete information about the fund, including charges and expenses.

         Investors should consult their financial advisors or the Transfer Agent, which also serves as the Fund's shareholder servicing agent, about the applicability of the Class A Limited CDSC in connection with the features described above.

GROUP INVESTMENT PLANS
         Group Investment Plans which are not eligible to purchase shares of the Institutional Classes may also benefit from the reduced front-end sales charges for investments in Class A Shares, based on total plan assets. If a company has more than one plan investing in the Delaware Investments family of funds, then the total amount invested in all plans would be used in determining the applicable front-end sales charge reduction upon each purchase, both initial and subsequent, upon notification to the Fund in which the investment is being made at the time of each such purchase. Employees participating in such Group Investment Plans may also combine the investments made in their plan account when determining the applicable front-end sales charge on purchases to non-retirement Delaware Investments investment accounts if they so notify the Fund in which they are investing in connection with each purchase. See Retirement Plans for the Fund Classes in this Part B under Investment Plans for information about Retirement Plans.

         The Limited CDSC is generally applicable to any redemptions of net asset value purchases made on behalf of a group retirement plan on which a dealer's commission has been paid only if such redemption is made pursuant to a withdrawal of the entire plan from a fund in the Delaware Investments family. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange in this Part B. Notwithstanding the foregoing, the Limited CDSC for Class A Shares on which a dealer's commission has been paid will be waived in connection with redemptions by certain group defined contribution retirement plans that purchase shares through a retirement plan alliance program which requires that shares will be available at net asset value, provided that RFS either is the sponsor of the alliance program or has a product participation agreement with the sponsor of the alliance program that specifies that the Limited CDSC will be waived.

CLASS R SHARES
         Class R Shares generally are available only to (i) qualified and non-qualified plans (including 401(k), 401(a), 457, and non-custodial 403(b) plans, as well as other non-qualified deferred compensation plans) with assets (at the time shares are considered for purchase) of $10 million or less; and
(ii) to IRA rollovers from plans maintained on Delaware's retirement recordkeeping system that are offering R Class shares to participants.

INSTITUTIONAL CLASSES
         The Institutional Class of each Fund is available for purchase only by:
(a) retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans; (b) tax-exempt employee benefit plans of the Manager or its affiliates and securities dealer firms with a selling agreement with the Distributor; (c) institutional advisory accounts of the Manager or its affiliates and those having client relationships with Delaware Investment Advisers, an affiliate of the Manager, or its other affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts; (d) a bank, trust company and similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment of the financial institution of a Rule 12b-1 Plan fee; (e) registered investment advisors investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the advisor for investment purposes, but only if the advisor is not affiliated or associated with a broker or dealer and derives compensation for its services exclusively from its clients for such advisory services; (f) certain plans qualified under Section 529 of the Code for which Delaware Service Company, Inc., the Distributor, or the Manager or one or more of their affiliates provide record keeping, administrative, investment management, marketing, distribution or similar services ("Eligible 529 Plans"); and (g) programs sponsored by financial intermediaries where such programs require the purchase of Institutional Class shares.

         Shares of Institutional Classes are available for purchase at net asset value, without the imposition of a front-end or contingent deferred sales charge and are not subject to Rule 12b-1 expenses.

INVESTMENT PLANS

REINVESTMENT PLAN/OPEN ACCOUNT
         Unless otherwise designated by shareholders in writing, dividends from net investment income and distributions from realized securities profits, if any, will be automatically reinvested in additional shares of the respective Fund Class in which an investor has an account (based on the net asset value in effect on the reinvestment date) and will be credited to the shareholder's account on that date. All dividends and distributions of Delaware International Small Cap Value Fund and the Institutional Classes of each Fund are reinvested in the accounts of the holders of such shares (based on the net asset value in effect on the reinvestment date). A confirmation of each dividend payment from net investment income will be mailed to shareholders quarterly. A confirmation of any distributions from realized securities profits will be mailed to shareholders in the first quarter of the fiscal year.

         Under the Reinvestment Plan/Open Account, shareholders may purchase and add full and fractional shares to their plan accounts at any time either through their investment dealers or by sending a check or money order to the specific Fund and Class in which shares are being purchased. Such purchases, which must meet the minimum subsequent purchase requirements set forth in the Prospectuses and this Part B, are made for Class A Shares at the public offering price, and for Class B Shares, Class C Shares, Class R Shares and Institutional Classes at the net asset value, at the end of the day of receipt. A reinvestment plan may be terminated at any time. This plan does not assure a profit nor protect against depreciation in a declining market.

REINVESTMENT OF DIVIDENDS IN OTHER DELAWARE INVESTMENTS FAMILY OF FUNDS
         Subject to applicable eligibility and minimum initial purchase requirements and the limitations set forth below, holders of Class A Shares, Class B Shares, Class C Shares and Class R Shares may automatically reinvest dividends and/or distributions in any of the mutual funds in the Delaware Investments, including the Funds, in states where their shares may be sold. Such investments will be at net asset value at the close of business on the reinvestment date without any front-end sales charge or service fee. The shareholder must notify the Transfer Agent in writing and must have established an account in the fund into which the dividends and/or distributions are to be invested. Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of a fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses.

         Subject to the following limitations, dividends and/or distributions from other funds in Delaware Investments may be invested in shares of the Funds, provided an account has been established. Dividends from Class A Shares may not be directed to Class B Shares, Class C Shares and Class R Class. Dividends from Class B Shares may only be directed to other Class B Shares and dividends from Class C Shares may only be directed to other Class C Shares and dividends from Class R Shares may only be directed to other Class R Shares.

         Capital gains and/or dividend distributions for participants in the following retirement plans are automatically reinvested into the same Delaware Investments Fund in which their investments are held: SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans.

INVESTING BY EXCHANGE
         If you have an investment in another mutual fund in the Delaware Investments family, you may write and authorize an exchange of part or all of your investment into shares of a Fund. If you wish to open an account by exchange, call the Shareholder Service Center for more information. All exchanges are subject to the eligibility and minimum purchase requirements set forth in each fund's prospectus. See Redemption and Exchange in this Part B for more complete information concerning your exchange privileges.

         Holders of Class A Shares of a Fund may exchange all or part of their shares for certain of the shares of other funds in the Delaware Investments family, including other Class A Shares, but may not exchange their Class A Shares for Class B Shares, Class C Shares or Class R Shares of the Fund or of any other fund in the Delaware Investments family. Holders of Class B Shares of a Fund are permitted to exchange all or part of their Class B Shares only into Class B Shares of other Delaware Investments Funds. Similarly, holders of Class C Shares of a Fund are permitted to exchange all or part of their Class C Shares only into Class C Shares of other Delaware Investments Funds. Class B Shares of a Fund and Class C Shares of a Fund acquired by exchange will continue to carry the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the fund from which the exchange is made. The holding period of Class B Shares of a Fund acquired by exchange will be added to that of the shares that were exchanged for purposes of determining the time of the automatic conversion into Class A Shares of that Fund. Holders of Class R Shares of the Fund are permitted to exchange all or part of their Class R Shares only into Class R Shares of other Delaware Investments funds or, if Class R Shares are not available for a particular fund, into the Class A Shares of such fund.

         Permissible exchanges into Class A Shares of a Fund will be made without a front-end sales charge, except for exchanges of shares that were not previously subject to a front-end sales charge (unless such shares were acquired through the reinvestment of dividends). Permissible exchanges into Class B Shares or Class C Shares of a Fund will be made without the imposition of a CDSC by the fund from which the exchange is being made at the time of the exchange.

INVESTING PROCEEDS FROM ELIGIBLE 529 PLANS
         The proceeds of a withdrawal from an Eligible 529 Plan which are directly reinvested in a substantially similar class of the Delaware Investments Family of Funds will qualify for treatment as if such proceeds had been exchanged from another Fund within the Delaware Investments Family of Funds rather than transferred from the Eligible 529 Plan, as described under "INVESTMENT PLANS - Investing by Exchange." The treatment of your redemption proceeds from an Eligible 529 Plan described in this paragraph does not apply if you take possession of the proceeds of the withdrawal and subsequently reinvest them (i.e., the transfer is not made directly). Similar benefits may also be extended to direct transfers from a substantially similar class of the Delaware Investments Family of Funds into an Eligible 529 Plan.

INVESTING BY ELECTRONIC FUND TRANSFER
         Direct Deposit Purchase Plan -- Investors may arrange for either Fund to accept for investment in Class A Shares, Class B Shares, Class C Shares or Class R Shares, through an agent bank, preauthorized government or private recurring payments. This method of investment assures the timely credit to the shareholder's account of payments such as social security, veterans' pension or compensation benefits, federal salaries, Railroad Retirement benefits, private payroll checks, dividends, and disability or pension fund benefits. It also eliminates lost, stolen and delayed checks.

         Automatic Investing Plan -- Shareholders of Class A Shares, Class B Shares and Class C Shares may make automatic investments by authorizing, in advance, monthly or quarterly payments directly from their checking account for deposit into their Fund account. This type of investment will be handled in either of the following ways. (1) If the shareholder's bank is a member of the National Automated Clearing House Association ("NACHA"), the amount of the investment will be electronically deducted from his or her account by Electronic Fund Transfer ("EFT"). The shareholder's checking account will reflect a debit each month at a specified date although no check is required to initiate the transaction. (2) If the shareholder's bank is not a member of NACHA, deductions will be made by preauthorized checks, known as Depository Transfer Checks. Should the shareholder's bank become a member of NACHA in the future, his or her investments would be handled electronically through EFT.

         This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans.

                                   *   *   *

         Initial investments under the Direct Deposit Purchase Plan and the Automatic Investing Plan must be for $250 or more and subsequent investments under such plans must be for $25 or more. An investor wishing to take advantage of either service must complete an authorization form. Either service can be discontinued by the shareholder at any time without penalty by giving written notice.

         Payments to a Fund from the federal government or its agencies on behalf of a shareholder may be credited to the shareholder's account after such payments should have been terminated by reason of death or otherwise. Any such payments are subject to reclamation by the federal government or its agencies. Similarly, under certain circumstances, investments from private sources may be subject to reclamation by the transmitting bank. In the event of reclamation, a Fund may liquidate sufficient shares from a shareholder's account to reimburse the government or the private source. In the event there are insufficient shares in the shareholder's account, the shareholder is expected to reimburse the Fund.

DIRECT DEPOSIT PURCHASES BY MAIL
         Shareholders may authorize a third party, such as a bank or employer, to make investments directly to their Fund accounts. Either Fund will accept these investments, such as bank-by-phone, annuity payments and payroll allotments, by mail directly from the third party. Investors should contact their employers or financial institutions who in turn should contact Global Funds for proper instructions.

MONEYLINE(SM) ON DEMAND
         You or your investment dealer may request purchases of Fund Class shares by phone using MoneyLine(SM) On Demand. When you authorize a Fund to accept such requests from you or your investment dealer, funds will be withdrawn from (for share purchases) your predesignated bank account. Your request will be processed the same day if you call prior to 4 p.m., Eastern Time. There is a $25 minimum and $50,000 maximum limit for MoneyLine(SM) On Demand transactions.

         It may take up to four business days for the transactions to be completed. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Funds do not charge a fee for this service; however, your bank may charge a fee.

WEALTH BUILDER OPTION
         Shareholders can use the Wealth Builder Option to invest in the Fund Classes through regular liquidations of shares in their accounts in other mutual funds in the Delaware Investments family. Shareholders of the Fund Classes may elect to invest in one or more of the other mutual funds in Delaware Investments family through the Wealth Builder Option. If in connection with the election of the Wealth Builder Option, you wish to open a new account to receive the automatic investment, such new account must meet the minimum initial purchase requirements described in the prospectus of the fund that you select. All investments under this option are exchanges and are therefore subject to the same conditions and limitations as other exchanges noted above.

         Under this automatic exchange program, shareholders can authorize regular monthly investments (minimum of $100 per fund) to be liquidated from their account and invested automatically into other mutual funds in the Delaware Investments family, subject to the conditions and limitations set forth in the Fund Classes' Prospectus. The investment will be made on the 20th day of each month (or, if the fund selected is not open that day, the next business day) at the public offering price or net asset value, as applicable, of the fund selected on the date of investment. No investment will be made for any month if the value of the shareholder's account is less than the amount specified for investment.

         Periodic investment through the Wealth Builder Option does not insure profits or protect against losses in a declining market. The price of the fund into which investments are made could fluctuate. Since this program involves continuous investment regardless of such fluctuating value, investors selecting this option should consider their financial ability to continue to participate in the program through periods of low fund share prices. This program involves automatic exchanges between two or more fund accounts and is treated as a purchase of shares of the fund into which investments are made through the program. See Redemption and Exchange in this Part B for a brief summary of the tax consequences of exchanges. Shareholders can terminate their participation in Wealth Builder at any time by giving written notice to the fund from which exchanges are made.

         This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans. This option also is not available to shareholders of the Institutional Classes.

ASSET PLANNER
         To invest in Delaware Investments Funds using the Asset Planner asset allocation service, you should complete an Asset Planner Account Registration Form, which is available only from a financial advisor or investment dealer. Effective September 1, 1997, the Asset Planner Service is only available to financial advisors or investment dealers who have previously used this service. The Asset Planner service offers a choice of four predesigned asset allocation strategies (each with a different risk/reward profile) in predetermined percentages in Delaware Investments Funds. With the help of a financial advisor, you may also design a customized asset allocation strategy.

         The sales charge on an investment through the Asset Planner service is determined by the individual sales charges of the underlying funds and their percentage allocation in the selected Strategy. Exchanges from existing Delaware Investments accounts into the Asset Planner service may be made at net asset value under the circumstances described under Investing by Exchange. Also see Buying Class A Shares at Net Asset Value. The minimum initial investment per Strategy is $2,000; subsequent investments must be at least $100. Individual fund minimums do not apply to investments made using the Asset Planner service. Class A, Class B, Class C Shares and Class R Shares are available through the Asset Planner service. Generally, only shares within the same class may be used within the same Strategy. However, Class A Shares of a Fund and of other funds in the Delaware Investments family may be used in the same Strategy with consultant class shares that are offered by certain other Delaware Investments Funds.

         An annual maintenance fee, currently $35 per Strategy, is due at the time of initial investment and by September 30 of each subsequent year. The fee, payable to Delaware Service Company, Inc. to defray extra costs associated with administering the Asset Planner service, will be deducted automatically from one of the funds within your Asset Planner account if not paid by September 30. However, effective November 1, 1996, the annual maintenance fee is waived until further notice. Investors who utilize the Asset Planner for an Individual Retirement Account ("IRA") will continue to pay an annual IRA fee of $15 per Social Security number. Investors will receive a customized quarterly Strategy Report summarizing all Asset Planner investment performance and account activity during the prior period. Confirmation statements will be sent following all transactions other than those involving a reinvestment of distributions.

         Certain shareholder services are not available to investors using the Asset Planner service, due to its special design. These include Delaphone, Checkwriting, Wealth Builder Option and Letter of Intention. Systematic Withdrawal Plans are available after the account has been open for two years.

RETIREMENT PLANS FOR THE FUND CLASSES
         An investment in a Fund may be suitable for tax-deferred retirement plans. Delaware Investments offers a full spectrum of retirement plans, including a 401(k) Defined Contribution Plan, an IRA and the new Roth IRA and a Coverdell Education Savings Account.

         Among the retirement plans that Delaware Investments offers, Class B Shares are available only for IRAs, SIMPLE IRAs, Roth IRAs, Coverdell Education Savings Accounts, Simplified Employee Pension Plans, Salary Reduction Simplified Employee Pension Plans, 403(b)(7) Plans and 457 Deferred Compensation Plans. The CDSC may be waived on certain redemptions of Class B Shares and Class C Shares. See Waiver of Contingent Deferred Sales Charge - Class B Shares and Class C Shares under Redemption and Exchange for a list of the instances in which the CDSC is waived.

         Purchases of Class B Shares are subject to a maximum purchase limitation of $100,000 for retirement plans. Purchases of Class C Shares must be in an amount that is less than $1,000,000 for such plans. The maximum purchase limitations apply only to the initial purchase of shares by the retirement plan.

         For information concerning the applicability of a CDSC upon redemption of Class B Shares and Class C Shares, see Contingent Deferred Sales Charge - Class B Shares and Class C Shares.

         Minimum investment limitations generally applicable to other investors do not apply to retirement plans other than IRAs, for which there is a minimum initial purchase of $250 and a minimum subsequent purchase of $25, regardless of which Class is selected. Retirement plans may be subject to plan establishment fees, annual maintenance fees and/or other administrative or trustee fees. Fees are based upon the number of participants in the plan as well as the services selected. Additional information about fees is included in retirement plan materials. Fees are quoted upon request. Annual maintenance fees may be shared by Delaware Management Trust Company, the Transfer Agent, other affiliates of the Manager and others that provide services to such Plans.

         Certain shareholder investment services available to non-retirement plan shareholders may not be available to retirement plan shareholders. Certain retirement plans may qualify to purchase shares of the Institutional Class shares. See Institutional Classes, above. For additional information on any of the plans and Delaware's retirement services, call the Shareholder Service Center telephone number.

         IT IS ADVISABLE FOR AN INVESTOR CONSIDERING ANY ONE OF THE RETIREMENT PLANS DESCRIBED BELOW TO CONSULT WITH AN ATTORNEY, ACCOUNTANT OR A QUALIFIED RETIREMENT PLAN CONSULTANT. FOR FURTHER DETAILS, INCLUDING APPLICATIONS FOR ANY OF THESE PLANS, CONTACT YOUR INVESTMENT DEALER OR THE DISTRIBUTOR.

         Taxable distributions from the retirement plans described below may be subject to withholding.

         Please contact your investment dealer or the Distributor for the special application forms required for the Plans described below.

PROTOTYPE PROFIT SHARING OR MONEY PURCHASE PENSION PLANS
         Prototype Plans are available for self-employed individuals, partnerships, corporations and other eligible forms of organizations. These plans can be maintained as Section 401(k), profit sharing or money purchase pension plans. Contributions may be invested only in Class A Shares, Class C Shares and Class R Shares.

INDIVIDUAL RETIREMENT ACCOUNT ("IRA")
         A document is available for an individual who wants to establish an IRA and make contributions which may be tax-deductible, even if the individual is already participating in an employer-sponsored retirement plan. Even if contributions are not deductible for tax purposes, as indicated below, earnings will be tax-deferred. In addition, an individual may make contributions on behalf of a spouse who has no compensation for the year; however, the deductibility of such contributions may be restricted based on certain income limits.

IRA DISCLOSURES
         The Taxpayer Relief Act of 1997 provides new opportunities for investors. Individuals have five types of tax-favored IRA accounts that can be utilized depending on the individual's circumstances. A new Roth IRA and a Coverdell Education Savings Account are available in addition to the existing deductible IRA and non-deductible IRA.

DEDUCTIBLE AND NON-DEDUCTIBLE IRAS
         An individual can contribute up to $3,000 to his or her IRA each year through 2004. Contributions may or may not be deductible depending upon the taxpayer's adjusted gross income ("AGI"), not counting any IRA deductions, and whether the taxpayer is an active participant in an employer sponsored retirement plan.

         In June of 2001, The Economic Growth and Tax Relief Reconciliation Act of 2001 was signed into law and makes significant changes to the annual contribution limits. The current amount of $3,000 will rise to $5,000 in 2008, with annual inflation adjustments thereafter. Individuals who have attained age 50 by the end of the calendar year will be eligible to make additional "catch-up" contributions of $500 through 2005, and $1,000 beginning in 2006.

         The annual contribution limits through 2008 are as follows:

               CALENDAR YEAR     UNDER AGE 50     AGE 50 AND ABOVE
               -------------     ------------     ----------------
                    2005           $  4,000           $  4,500
                 2006-2007         $  4,000           $  5,000
                    2008           $  5,000           $  6,000


         Even if a taxpayer is an active participant in an employer sponsored retirement plan, the full $3,000 is still available through 2004 and increased limits in subsequent years are still available if the taxpayer's AGI is no greater than $45,000 ($65,000 for taxpayers filing joint returns) for tax years beginning in 2004. A partial deduction is allowed for married couples with income greater than $65,000 and less than $75,000, and for single individuals with AGI greater than $45,000 and less than $55,000. These income phase-out limits are annually increased until they reach $80,000-$100,000 in 2007 for joint filers and $50,000-$60,000 in 2005 for single filers. No deductions are available for contributions to IRAs by taxpayers whose AGI exceeds the maximum income limit established for each year and who are active participants in an employer sponsored retirement plan.


         Taxpayers who are not allowed deductions on IRA contributions still can make non-deductible IRA contributions as much as the annual contribution limit and defer taxes on interest or other earnings from the IRAs.

         Under the law, a married individual is not considered an active participant in an employer sponsored retirement plan merely because the individual's spouse is an active participant if the couple's combined AGI is not greater than $150,000. The maximum deductible IRA contribution for a married individual who is not an active participant, but whose spouse is, is phased out for combined AGI greater than $150,000 and less than $160,000.

CONDUIT (ROLLOVER) IRAS
         Certain individuals who have received or are about to receive eligible rollover distributions from an employer-sponsored retirement plan or another IRA may rollover the distribution tax-free to a Conduit IRA. The rollover of the eligible distribution must be completed by the 60th day after receipt of the distribution.

         A distribution qualifies as an "eligible rollover distribution" if it is made from a qualified retirement plan, a 403(b) plan or another IRA and does not constitute one of the following:

         (1) Substantially equal periodic payments over the employee's life or life expectancy or the joint lives or life expectancies of the employee and his/her designated beneficiary;

         (2) Substantially equal installment payments for a period certain of 10 or more years;

         (3) A distribution, all of which represents a required minimum distribution after attaining age 70 1/2;

         (4) A distribution due to a Qualified Domestic Relations Order to an alternate payee who is not the spouse (or former spouse) of the employee; and

         (5) A distribution of after-tax contributions which is not includable in income.

ROTH IRAS
         For taxable years beginning after December 31, 1997, non-deductible contributions of up to $3,000 each year can be made to a Roth IRA. As a result of the Internal Revenue Service Restructuring and Reform Act of 1998 (the "1998 Act"), the $3,000 annual limit will not be reduced by any contributions to a deductible or nondeductible IRA for the same year. The limits after 2002 are the same as for a regular IRA. The maximum contribution that can be made to a Roth IRA is phased out for single filers with AGI greater than $95,000 and less than $110,000, and for couples filing jointly with AGI greater than $150,000 and less than $160,000. Qualified distributions from a Roth IRA would be exempt from federal taxes. Qualified distributions are distributions (1) made after the five-taxable year period beginning with the first taxable year for which a contribution was made to a Roth IRA and (2) that are (a) made on or after the date on which the individual attains age 59 1/2, (b) made to a beneficiary on or after the death of the individual, (c) attributable to the individual being disabled, or (d) for a qualified special purpose (e.g., first time homebuyer expenses).

         Distributions that are not qualified distributions are tax-free if the taxpayer is withdrawing contributions, not accumulated earnings.

         Taxpayers with AGI of $100,000 or less are eligible to convert an existing IRA (deductible, nondeductible and conduit) to a Roth IRA. Earnings and previously deducted contributions held in the IRA are subject to a tax upon conversion; however, no 10% additional tax for early withdrawal would apply.

GROUP IRAS OR GROUP ROTH IRAS
         An employer or association of employees may establish a Group IRA or Group Roth IRA for its employees or members who want to purchase shares of a Fund.

         Investments generally must be held in the IRA until age 59 1/2 in order to avoid premature Distribution taxes, but distributions must commence no later than April 1 of the calendar year following the year in which the participant reaches age 70 1/2. Distributions from the account (except for the pro-rata portion of any nondeductible contributions) are fully taxable as ordinary income in the year received. Excess contributions removed after the tax-filing deadline, plus extensions, for the year in which the excess contributions were made are subject to a 6% excise tax on the amount of excess. Premature distributions (distributions made before age 59 1/2, except for death, disability and certain other limited circumstances) will be subject to a 10% additional tax on the amount prematurely distributed, in addition to the regular income tax resulting from the distribution.

         Effective January 1, 1997, the 10% premature distribution penalty will not apply to distributions from an IRA that are used to pay medical expenses in excess of 7.5% of adjusted gross income or to pay health insurance premiums by an individual who has received unemployment compensation for 12 consecutive weeks. In addition, effective January 1, 1998, the law allows for premature distribution without a 10% additional tax if (i) the amounts are used to pay qualified higher education expenses (including graduate level courses) of the taxpayer, the taxpayer's spouse or any child or grandchild of the taxpayer or the taxpayer's spouse, or (ii) used within 120 days of the distribution to pay acquisition costs of a principal residence for the purchase of a first-time home by the taxpayer, taxpayer's spouse or any child or grandchild of the taxpayer or the taxpayer's spouse. A qualified first-time homebuyer is someone who has had no ownership interest in a principal residence during the past two years. The aggregate amount of distribution for first-time home purchases cannot exceed a lifetime cap of $10,000.

         Individuals are entitled to revoke the account, for any reason and without penalty, by mailing written notice of revocation to Delaware Management Trust Company within seven days after the receipt of the IRA Disclosure Statement or within seven days after the establishment of the IRA, except, if the IRA is established more than seven days after receipt of the IRA Disclosure Statement, the account may not be revoked.

COVERDELL EDUCATION SAVINGS ACCOUNTS
         For taxable years beginning after December 31, 1997, a Coverdell Education Savings Account (formerly an "education IRA") has been created exclusively for the purpose of paying qualified higher education expenses. Beginning in 2002, the annual contribution that can be made for each beneficiary has been increased to $2,000 and qualifying expenses will no longer be limited to those related to higher education.

         Elementary (including kindergarten) and secondary public, private or religious school tuition expenses will now qualify. The new law specifically permits as elementary and secondary school expenses academic tutoring, certain computer technology; and expenses for uniforms, transportation, and extended day programs.

         The $2,000 annual limit is in addition to the annual contribution limit applicable to IRAs and Roth IRAs. Eligible contributions must be in cash and made prior to the date the beneficiary reaches age 18. Similar to the Roth IRA, earnings would accumulate tax-free. There is no requirement that the contributor be related to the beneficiary, and there is no limit on the number of beneficiaries for whom one contributor can establish a Coverdell Education Savings Account. In addition, multiple Coverdell Education Savings Accounts can be created for the same beneficiary, however, the contribution limit of all contributions for a single beneficiary cannot exceed the annual limit.


         The modified AGI limit for couples filing jointly to $190,000 for a full contribution through $220,000 for a partial contribution. Individuals with modified AGI above the phase-out range are not allowed to make contributions to a Coverdell Education Savings Account established on behalf of any individual.

         Distributions from a Coverdell Education Savings Account are excludable from gross income to the extent that the distribution does not exceed qualified higher education expenses incurred by the beneficiary during the year the distribution is made regardless of whether the beneficiary is enrolled at an eligible educational institution on a full-time, half-time, or less than half-time basis.

         Any balance remaining in a Coverdell Education Savings Account at the time a beneficiary becomes 30 years old must be distributed, and the earnings portion of such a distribution will be includable in gross income of the beneficiary and generally subject to an additional 10% tax if the distribution is not for qualified higher education expenses. Tax-free transfers and rollovers of account balances from one Coverdell Education Savings Account benefiting one beneficiary to another Coverdell Education Savings Account benefiting a different beneficiary (as well as redesignations of the named beneficiary) are permitted, provided that the new beneficiary is a member of the family of the old beneficiary and that the transfer or rollover is made before the time the old beneficiary reaches age 30 and the new beneficiary reaches age 18.

SIMPLIFIED EMPLOYEE PENSION PLAN ("SEP/IRA")
         A SEP/IRA may be established by an employer who wishes to sponsor a tax-sheltered retirement program by making contributions on behalf of all eligible employees. Each of the Classes is available for investment by a SEP/IRA.

SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION PLAN ("SAR/SEP")
         Although new SAR/SEP plans may not be established after December 31, 1996, existing plans may continue to be maintained by employers having 25 or fewer employees. An employee may elect to make additional contributions to such existing plans.

PROTOTYPE 401(K) DEFINED CONTRIBUTION PLAN
         Section 401(k) of the Code permits employers to establish qualified plans based on salary deferral contributions. Effective January 1, 1997, non-governmental tax-exempt organizations as well as taxable entities may establish 401(k) plans. Plan documents are available to enable employers to establish a plan. An employer may also elect to make profit sharing contributions and/or matching contributions with investments in only Class A Shares, Class C Shares and Class R Shares or certain other funds in the Delaware Investments family. Purchases under the Plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table in the Prospectuses for the Fund Classes.

DEFERRED COMPENSATION PLAN FOR PUBLIC SCHOOLS AND NON-PROFIT ORGANIZATIONS ("403(B)(7)")
         Section 403(b)(7) of the Code permits public school systems and certain non-profit organizations to use mutual fund shares held in a custodial account to fund deferred compensation arrangements for their employees. A custodial account agreement is available for those employers who wish to purchase shares of any of the Classes in conjunction with such an arrangement. Purchases under the Plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table in the Prospectuses for the Fund Classes.

DEFERRED COMPENSATION PLAN FOR STATE AND LOCAL GOVERNMENT EMPLOYEES ("457")
         Section 457 of the Code permits state and local governments, their agencies and certain other entities to establish a deferred compensation plan for their employees who wish to participate. This enables employees to defer a portion of their salaries and any federal (and possibly state) taxes thereon. Such plans may invest in shares of the Funds. Although investors may use their own plan, there is available a Delaware Investments 457 Deferred Compensation Plan. Interested investors should contact the Distributor or their investment dealers to obtain further information. Purchases under the Plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table in the Prospectuses for the Fund Classes.

SIMPLE IRA
         A SIMPLE IRA combines many of the features of an IRA and a 401(k) Plan but is easier to administer than a typical 401(k) Plan. It requires employers to make contributions on behalf of their employees and also has a salary deferral feature that permits employees to defer a portion of their salary into the plan on a pre-tax basis. A SIMPLE IRA is available only to plan sponsors with 100 or fewer employees.

SIMPLE 401(K)
         A SIMPLE 401(k) is like a regular 401(k) except that it is available only to plan sponsors with 100 or fewer employees and, in exchange for mandatory plan sponsor contributions, discrimination testing is no longer required. Class B Shares are not available for purchase by such plans.

DETERMINING OFFERING PRICE AND NET ASSET VALUE
         Orders for purchases of Class A Shares are effected at the offering price next calculated by the Fund in which shares are being purchased after receipt of the order by the Fund or its agent. Orders for purchases of Class B Shares, Class C Shares, Class R Shares and the Institutional Classes are effected at the net asset value per share next calculated after receipt of the order by the Fund in which shares are being purchased or its agent. Selling dealers have the responsibility of transmitting orders promptly.

         The offering price for Class A Shares consists of the net asset value per share plus any applicable sales charges. Offering price and net asset value are computed as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern Time) on days when the Exchange is open. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year except for days when the following holidays are observed: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. When the New York Stock Exchange is closed, the Funds will generally be closed, pricing calculations will not be made and purchase and redemption orders will not be processed.

         An example showing how to calculate the net asset value per share and, in the case of Class A Shares, the offering price per share, is included in a Fund's financial statements, which are incorporated by reference into this Part B.

         Each Fund's net asset value per share is computed by adding the value of all the securities and other assets in the Fund's portfolio, deducting any liabilities of the Fund, and dividing by the number of Fund shares outstanding. Expenses and fees are accrued daily. In determining a Fund's total net assets, portfolio securities primarily listed or traded on a national or foreign securities exchange, except for bonds, are generally valued at the closing price on that exchange, unless such closing prices are determined to be not readily available pursuant to the Fund's pricing procedures. Exchange traded options are valued at the last reported sale price or, if no sales are reported, at the mean between bid and asked prices. Non-exchange traded options are valued at fair value using a mathematical model. Futures contracts are valued at their daily quoted settlement price. For valuation purposes, foreign currencies and foreign securities denominated in foreign currency values will be converted into U.S. dollar values at the mean between the bid and offered quotations of such currencies against U.S. dollars based on rates in effect that day. Securities not traded on a particular day, over-the-counter securities, and government and agency securities are valued at the mean value between bid and asked prices. Money market instruments having a maturity of less than 60 days are valued at amortized cost. Debt securities (other than short-term obligations) are valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities. Foreign securities currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as provided by independent pricing service. Use of a pricing service has been approved by the Board of Trustees. Prices provided by a pricing service take into account appropriate factors such as institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. For all other securities and for securities whose closing prices are not readily available, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

         Each Class of a Fund will bear, pro-rata, all of the common expenses of that Fund. The net asset values of all outstanding shares of each Class of a Fund will be computed on a pro-rata basis for each outstanding share based on the proportionate participation in that Fund represented by the value of shares of that Class. All income earned and expenses incurred by a Fund, will be borne on a pro-rata basis by each outstanding share of a Class, based on each Class' percentage in that Fund represented by the value of shares of such Classes, except that Institutional Classes will not incur any of the expenses under Global Funds' 12b-1 Plans and Class A Shares, Class B Shares, Class C Shares and Class R Shares alone will bear the 12b-1 Plan expenses payable under their respective Plans. Due to the specific distribution expenses and other costs that will be allocable to each Class, the net asset value of each Class of a Fund will vary.

REDEMPTION AND EXCHANGE

         YOU CAN REDEEM OR EXCHANGE YOUR SHARES IN A NUMBER OF DIFFERENT WAYS. The exchange service is useful if your investment requirements change and you want an easy way to invest in other equity funds, tax-advantaged funds, bond funds or money market funds. This service is also useful if you are anticipating a major expenditure and want to move a portion of your investment into a fund that has the checkwriting feature. Exchanges are subject to the requirements of each fund and all exchanges of shares constitute taxable events. Further, in order for an exchange to be processed, shares of the fund being acquired must be registered in the state where the acquiring shareholder resides. An exchange constitutes, for tax purposes, the sale of one fund and the purchase of another. The sale may involve a capital gain or loss to the shareholder for federal income tax purposes. You may want to consult your financial advisor or investment dealer to discuss which funds in Delaware Investments will best meet your changing objectives, and the consequences of any exchange transaction. You may also call Delaware Investments directly for fund information.

         Your shares will be redeemed or exchanged at a price based on the net asset value next determined after a Fund receives your request in good order, subject, in the case of a redemption, to any applicable CDSC or Limited CDSC. For example, redemption or exchange requests received in good order after the time the offering price and net asset value of shares are determined will be processed on the next business day. A shareholder submitting a redemption request may indicate that he or she wishes to receive redemption proceeds of a specific dollar amount. In the case of such a request, a Fund will redeem the number of shares necessary to deduct the applicable CDSC in the case of Class B Shares and Class C Shares, and, if applicable, the Limited CDSC in the case of Class A Shares and tender to the shareholder the requested amount, assuming the shareholder holds enough shares in his or her account for the redemption to be processed in this manner. Otherwise, the amount tendered to the shareholder upon redemption will be reduced by the amount of the applicable CDSC or Limited CDSC. Redemption proceeds will be distributed promptly, as described below, but not later than seven days after receipt of a redemption request. The Funds may modify, terminate or suspend the exchange privilege upon 60 days' notice to shareholders.

         Except as noted below, for a redemption request to be in "good order," you must provide your account number, account registration, and the total number of shares or dollar amount of the transaction. For exchange requests, you must also provide the name of the fund in which you want to invest the proceeds. Exchange instructions and redemption requests must be signed by the record owner(s) exactly as the shares are registered. You may request a redemption or an exchange by calling the Shareholder Service Center at 800 523-1918. Each Fund may suspend, terminate, or amend the terms of the exchange privilege upon 60 days' written notice to shareholders.

         Orders for the repurchase of Fund shares which are submitted to the Distributor prior to the close of its business day will be executed at the net asset value per share computed that day (subject to the applicable CDSC or Limited CDSC), if the repurchase order was received by the broker/dealer from the shareholder prior to the time the offering price and net asset value are determined on such day. The selling dealer has the responsibility of transmitting orders to the Distributor promptly. Such repurchase is then settled as an ordinary transaction with the broker/dealer (who may make a charge to the shareholder for this service) delivering the shares repurchased.

         Payment for shares redeemed will ordinarily be mailed the next business day, but in no case later than seven days, after receipt of a redemption request in good order by the respective Fund, its agent or certain other authorized persons (see Distribution and Service under Investment Management Agreement and Sub-Advisory Agreements); provided, however, that each commitment to mail or wire redemption proceeds by a certain time, as described below, is modified by the qualifications described in the next paragraph.

         Each Fund will process written and telephone redemption requests to the extent that the purchase orders for the shares being redeemed have already settled. Each Fund will honor redemption requests as to shares for which a check was tendered as payment, but a Fund will not mail or wire the proceeds until it is reasonably satisfied that the purchase check has cleared, which may take up to 15 days from the purchase date. You can avoid this potential delay if you purchase shares by wiring Federal Funds. Each Fund reserves the right to reject a written or telephone redemption request or delay payment of redemption proceeds if there has been a recent change to the shareholder's address of record.

         If a shareholder has been credited with a purchase by a check which is subsequently returned unpaid for insufficient funds or for any other reason, the Fund involved will automatically redeem from the shareholder's account the Fund shares purchased by the check plus any dividends earned thereon. Shareholders may be responsible for any losses to a Fund or to the Distributor.

         In case of a suspension of the determination of the net asset value because the New York Stock Exchange is closed for other than weekends or holidays, or trading thereon is restricted or an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practical, or it is not reasonably practical for a Fund fairly to value its assets, or in the event that the SEC has provided for such suspension for the protection of shareholders, a Fund may postpone payment or suspend the right of redemption or repurchase. In such case, the shareholder may withdraw the request for redemption or leave it standing as a request for redemption at the net asset value next determined after the suspension has been terminated.

         Payment for shares redeemed or repurchased may be made either in cash or kind, or partly in cash and partly in kind. Any portfolio securities paid or distributed in kind would be valued as described in Determining Offering Price and Net Asset Value in this Part B. Subsequent sale by an investor receiving a distribution in kind could result in the payment of brokerage commissions. However, Global Funds has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of such Fund during any 90-day period for any one shareholder.

         The value of a Fund's investments is subject to changing market prices. Thus, a shareholder reselling shares to a Fund may sustain either a gain or loss, depending upon the price paid and the price received for such shares.

         Certain redemptions of Class A Shares purchased at net asset value may result in the imposition of a Limited CDSC. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value, below. Class B Shares of the Funds are subject to a CDSC of (i) 4.00% if shares are redeemed within one year of purchase; (ii) 3.25% if shares are redeemed during the second year after purchase (iii) 2.75% if shares are redeemed during the third year following purchase; (iv) 2.25% if shares are redeemed during the fourth and fifth years following purchase; (v) 1.50% if shares are redeemed during the sixth year following purchase and (vi) 0% thereafter. Class C Shares are subject to a CDSC of 1% if shares are redeemed within 12 months following purchase. See Contingent Deferred Sales Charge - Class B Shares and Class C Shares under Purchasing Shares. Except for the applicable CDSC or Limited CDSC, and with respect to the expedited payment by wire which there may be a bank wiring cost, there is no fee charged for redemptions or repurchases, but such fees could be charged at any time in the future.

         Holders of Class B Shares or Class C Shares that exchange their shares ("Original Shares") for shares of other funds in Delaware Investments (in each case, "New Shares") in a permitted exchange, will not be subject to a CDSC that might otherwise be due upon redemption of the Original Shares. However, such shareholders will continue to be subject to the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the Original Shares as described in this Part B and any CDSC assessed upon redemption will be charged by the fund from which the Original Shares were exchanged. In an exchange of Class B Shares from a Fund, the Fund's CDSC schedule may be higher than the CDSC schedule relating to the New Shares acquired as a result of the exchange. For purposes of computing the CDSC that may be payable upon a disposition of the New Shares, the period of time that an investor held the Original Shares is added to the period of time that an investor held the New Shares. With respect to Class B Shares, the automatic conversion schedule of the Original Shares may be longer than that of the New Shares. Consequently, an investment in New Shares by exchange may subject an investor to the higher 12b-1 fees applicable to Class B Shares of a Fund for a longer period of time than if the investment in New Shares were made directly.


         Each Fund also reserves the right to refuse the purchase side of an exchange request by any person, or group if, in the Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected. A shareholder's purchase exchanges may be restricted or refused if a Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets.

         The Fund discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Fund will consider anyone who follows a pattern of market timing in any fund in the Delaware Investments Family of Funds to be a market timer.

         Market timing of a fund occurs when investors make consecutive rapid short-term "roundtrips", or in other words, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 business days of a purchase of that fund's shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter of a previous short-term roundtrip in that fund, you may be considered a market timer. The purchase and sale of fund shares through the use of the exchange privilege are also included in determining whether market timing has occurred. The Fund also reserves the right to as market timing.

         Your ability to use the Fund's exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order.


SMALL ACCOUNTS
         Before a Fund involuntarily redeems shares from an account that, under the circumstances listed in the Prospectus, has remained below the minimum amounts required by the Funds' Prospectus and sends the proceeds to the shareholder, the shareholder will be notified in writing that the value of the shares in the account is less than the minimum required and will be allowed 60 days from the date of notice to make an additional investment to meet the required minimum. Any redemption in an inactive account established with a minimum investment may trigger mandatory redemption. No CDSC or Limited CDSC will apply to the redemptions described in this paragraph.

                                    *  *  *

         Each Fund has made available certain redemption privileges, as described below. The Global Funds reserve the right to suspend or terminate these expedited payment procedures upon 60 days' written notice to shareholders.

WRITTEN REDEMPTION
         You can write to each Fund at 2005 Market Street, Philadelphia, PA 19103-7094 to redeem some or all of your shares. The request must be signed by all owners of the account or your investment dealer of record. For redemptions of more than $100,000, or when the proceeds are not sent to the shareholder(s) at the address of record, the Funds require a signature by all owners of the account and a signature guarantee for each owner. A signature guarantee can be obtained from a commercial bank, a trust company or a member of a Securities Transfer Association Medallion Program ("STAMP"). Each Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. The Funds may require further documentation from corporations, executors, retirement plans, administrators, trustees or guardians.

         Payment is normally mailed the next business day after receipt of your redemption request. If your Class A Shares or Institutional Class shares are in certificate form, the certificate(s) must accompany your request and also be in good order. Certificates are issued for Class A Shares or Institutional Class shares only if a shareholder submits a specific request. Certificates are not issued for Class B Shares, Class C Shares or Class R Shares.

WRITTEN EXCHANGE
         You may also write to each Fund at 2005 Market Street, Philadelphia, PA 19103-7094 to request an exchange of any or all of your shares into another mutual fund in Delaware Investments, subject to the same conditions and limitations as other exchanges noted above and in the Prospectuses.

TELEPHONE REDEMPTION AND EXCHANGE
         To get the added convenience of the telephone redemption and exchange methods, you must have the Transfer Agent hold your shares (without charge) for you. If you choose to have your Class A Shares or Institutional in certificate form, you may redeem or exchange only by written request and you must return your certificates.

         The Telephone Redemption -- Check to Your Address of Record service and the Telephone Exchange service, both of which are described below, are automatically provided unless you notify the Fund in which you have your account in writing that you do not wish to have such services available with respect to your account. Each Fund reserves the right to modify, terminate or suspend these procedures upon 60 days' written notice to shareholders. It may be difficult to reach the Funds by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests.

         Neither the Funds nor their Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares which are reasonably believed to be genuine. With respect to such telephone transactions, each Fund will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, such Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions. Telephone instructions received by the Fund Classes are generally tape recorded, and a written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone. By exchanging shares by telephone, you are acknowledging prior receipt of a prospectus for the fund into which your shares are being exchanged.

TELEPHONE REDEMPTION -- CHECK TO YOUR ADDRESS OF RECORD
         THE TELEPHONE REDEMPTION FEATURE IS A QUICK AND EASY METHOD TO REDEEM SHARES. You or your investment dealer of record can have redemption proceeds of $100,000 or less mailed to you at your address of record. Checks will be payable to the shareholder(s) of record. Payment is normally mailed the next business day after receipt of the redemption request. This service is only available to individual, joint and individual fiduciary-type accounts.

TELEPHONE REDEMPTION -- PROCEEDS TO YOUR BANK
         Redemption proceeds of $1,000 or more can be transferred to your predesignated bank account by wire or by check. You should authorize this service when you open your account. If you change your predesignated bank account, you must complete an Authorization Form and have your signature guaranteed. For your protection, your authorization must be on file. If you request a wire, your funds will normally be sent the next business day. If the proceeds are wired to the shareholder's account at a bank which is not a member of the Federal Reserve System, there could be a delay in the crediting of the funds to the shareholder's bank account. A bank wiring fee may be deducted from Fund Class redemption proceeds. If you ask for a check, it will normally be mailed the next business day after receipt of your redemption request to your predesignated bank account. There are no separate fees for this redemption method, but the mail time may delay getting funds into your bank account. Simply call the Shareholder Service Center prior to the time the offering price and net asset value are determined, as noted above.

TELEPHONE EXCHANGE
         The Telephone Exchange feature is a convenient and efficient way to adjust your investment holdings as your liquidity requirements and investment objectives change. You or your investment dealer of record can exchange your shares into other funds in Delaware Investments under the same registration, subject to the same conditions and limitations as other exchanges noted above. As with the written exchange service, telephone exchanges are subject to the requirements of each fund, as described above. Telephone exchanges may be subject to limitations as to amounts or frequency.

         The telephone exchange privilege is intended as a convenience to shareholders and is not intended to be a vehicle to speculate on short-term swings in the securities market through frequent transactions in and out of the funds in the Delaware Investments family. Telephone exchanges may be subject to limitations as to amounts or frequency. The Transfer Agent and each Fund reserve the right to record exchange instructions received by telephone and to reject exchange requests at any time in the future.

MONEYLINE(SM) ON DEMAND
         You or your investment dealer may request redemptions of Fund Class shares by phone using MoneyLine(SM) On Demand. When you authorize a Fund to accept such requests from you or your investment dealer, funds will be deposited to (for share redemptions) your predesignated bank account. Your request will be processed the same day if you call prior to 4 p.m., Eastern Time. There is a $25 minimum and $50,000 maximum limit for MoneyLine(SM) On Demand transactions. See MoneyLine(SM) On Demand under Investment Plans in this Part B.

SYSTEMATIC WITHDRAWAL PLANS
         Shareholders of Class A Shares, Class B Shares, Class C Shares and Class R Shares who own or purchase $5,000 or more of shares at the offering price, or net asset value, as applicable, for which certificates have not been issued may establish a Systematic Withdrawal Plan for monthly withdrawals of $25 or more, or quarterly withdrawals of $75 or more, although the Funds do not recommend any specific amount of withdrawal. This is particularly useful to shareholders living on fixed incomes, since it can provide them with a stable supplemental amount. This $5,000 minimum does not apply for a Fund's prototype retirement plans. Shares purchased with the initial investment and through reinvestment of cash dividends and realized securities profits distributions will be credited to the shareholder's account and sufficient full and fractional shares will be redeemed at the net asset value calculated on the third business day preceding the mailing date.

         Checks are dated either the 1st or the 15th of the month, as selected by the shareholder (unless such date falls on a holiday or a weekend), and are normally mailed within two business days. Both ordinary income dividends and realized securities profits distributions will be automatically reinvested in additional shares of the Class at net asset value. This plan is not recommended for all investors and should be started only after careful consideration of its operation and effect upon the investor's savings and investment program. To the extent that withdrawal payments from the plan exceed any dividends and/or realized securities profits distributions paid on shares held under the plan, the withdrawal payments will represent a return of capital, and the share balance may in time be depleted, particularly in a declining market. Shareholders should not purchase additional shares while participating in a Systematic Withdrawal Plan.

         The sale of shares for withdrawal payments constitutes a taxable event and a shareholder may incur a capital gain or loss for federal income tax purposes. This gain or loss may be long-term or short-term depending on the holding period for the specific shares liquidated. Premature withdrawals from retirement plans may have adverse tax consequences.

         Withdrawals under this plan made concurrently with the purchases of additional shares may be disadvantageous to the shareholder. Purchases of Class A Shares through a periodic investment program in a fund managed by the Manager must be terminated before a Systematic Withdrawal Plan with respect to such shares can take effect, except if the shareholder is Delaware Investments Funds which do not carry a sales charge. Redemptions of Class A Shares pursuant to a Systematic Withdrawal Plan may be subject to a Limited CDSC if the purchase was made at net asset value and a dealer's commission has been paid on that purchase. The applicable Limited CDSC for Class A Shares and CDSC for Class B and C Shares redeemed via a Systematic Withdrawal Plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the Plan is established. If the annual amount withdrawn in any year exceeds 12% of the account balance on the date that the Systematic Withdrawal Plan is established, all redemptions under the Plan will be subjected to the applicable CDSC, including an assessment for previously redeemed amounts under the Plan. Whether a waiver of the CDSC is available or not, the first shares to be redeemed for each Systematic Withdrawal Plan payment will be those not subject to a contingent deferred sales charge because they have either satisfied the required holding period or were acquired through the reinvestment of distributions. See Waivers of Contingent Deferred Sales Charges, below.

         An investor wishing to start a Systematic Withdrawal Plan must complete an authorization form. If the recipient of Systematic Withdrawal Plan payments is other than the registered shareholder, the shareholder's signature on this authorization must be guaranteed. Each signature guarantee must be supplied by an eligible guarantor institution. The Funds reserve the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. This plan may be terminated by the shareholder or the Transfer Agent at any time by giving written notice.

         Systematic Withdrawal Plan payments are normally made by check. In the alternative, you may elect to have your payments transferred from your Fund account to your predesignated bank account through the MoneyLine(SM) Direct Deposit Service. Your funds will normally be credited to your bank account up to four business days after the payment date. There are no separate fees for this redemption method. It may take up to four business days for the transactions to be completed. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Funds do not charge a fee for any this service; however, your bank may charge a fee. This service is not available for retirement plans.

         The Systematic Withdrawal Plan is not available for Delaware International Small Cap Value Fund or for the Institutional Class of each Fund. Shareholders should consult with their financial advisors to determine whether a Systematic Withdrawal Plan would be suitable for them.

CONTINGENT DEFERRED SALES CHARGE FOR CERTAIN REDEMPTIONS OF CLASS A SHARES PURCHASED AT NET ASSET VALUE
         For purchases of $1,000,000 or more made on or after July 1, 1998, a Limited CDSC will be imposed on certain redemptions of Class A Shares (or shares into which such Class A Shares are exchanged) according to the following schedule: (1) 1.00% if shares are redeemed during the first year after the purchase; and (2) 0.50% if such shares are redeemed during the second year after the purchase, if such purchases were made at net asset value and triggered the payment by the Distributor of the dealer's commission described above.

         The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of : (1) the net asset value at the time of purchase of the Class A Shares being redeemed or (2) the net asset value of such Class A Shares at the time of redemption. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of the Class A Shares even if those shares are later exchanged for shares of another Delaware Investments Fund and, in the event of an exchange of Class A Shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares acquired in the exchange.

         Redemptions of such Class A Shares held for more than two years will not be subjected to the Limited CDSC and an exchange of such Class A Shares into another Delaware Investments Fund will not trigger the imposition of the Limited CDSC at the time of such exchange. The period a shareholder owns shares into which Class A Shares are exchanged will count towards satisfying the two-year holding period. The Limited CDSC is assessed if such two year period is not satisfied irrespective of whether the redemption triggering its payment is of Class A Shares of a Fund or Class A Shares acquired in the exchange.

         In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. The Limited CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation.

WAIVERS OF CONTINGENT DEFERRED SALES CHARGES

WAIVER OF LIMITED CONTINGENT DEFERRED SALES CHARGE -- CLASS A SHARES
         The Limited CDSC for Class A Shares on which a dealer's commission has been paid will be waived in the following instances: (i) redemptions that result from a Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) distributions to participants from a retirement plan qualified under section 401(a) or 401(k) of the Code, or due to death of a participant in such a plan; (iii) redemptions pursuant to the direction of a participant or beneficiary of a retirement plan qualified under section 401(a) or 401(k) of the Code with respect to that retirement plan; (iv) periodic distributions from an IRA, SIMPLE IRA, or 403(b)(7) or 457 Deferred Compensation Plan due to death, disability, or attainment of age 59 1/2, and IRA distributions qualifying under Section 72(t) of the Code; (v) returns of excess contributions to an IRA; (vi) distributions by other employee benefit plans to pay benefits; (vii) distributions described in (ii), (iv), and (vi) above pursuant to a systematic withdrawal plan; (viii) distributions form an account if the redemption results from a death of a registered owner, or a registered joint owner, of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed; (ix) redemptions by the classes of shareholders who are permitted to purchase shares at net asset value, regardless of the size of the purchase (see Buying Class A Shares at Net Asset Value under Purchasing Shares in this Part B); and (x) redemptions by certain group defined contribution retirement plans that purchase shares through a retirement plan alliance program which requires that shares will be available at net asset value, provided that RFS either is the sponsor of the alliance program or has a product participation agreement with the sponsor of the alliance program that specifies that the Limited CDSC will be waived.

WAIVER OF CONTINGENT DEFERRED SALES CHARGE - CLASS B SHARES
         The CDSC is waived on certain redemptions of Class B Shares in connection with the following redemptions: (i) redemptions that result from a Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) returns of excess contributions to an IRA, SIMPLE IRA, SEP/IRA, or 403(b)(7) or 457 Deferred Compensation Plan; (iii) periodic distributions from an IRA, SIMPLE IRA, SAR/SEP, SEP/IRA, or 403(b)(7) or 457 Deferred Compensation Plan due to death, disability or attainment of age 59 1/2, and IRA distributions qualifying under Section 72(t) of the Code; and (iv) distributions from an account if the redemption results from the death of a registered owner, or a registered joint owner, of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed.

WAIVER OF CONTINGENT DEFERRED SALES CHARGE -CLASS C SHARES
         The CDSC on Class C Shares is waived in connection with the following redemptions: (i) redemptions that result from the Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) returns of excess contributions to an IRA, SIMPLE IRA, 403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing Plan, Money Purchase Pension Plan, or 401(k) Defined Contribution plan; (iii) periodic distributions from a 403(b)(7) or 457 Deferred Compensation Plan upon attainment of age 59 1/2, Profit Sharing Plan, Money Purchase Plan, 401(k) Defined Contribution Plan upon attainment of age 70 1/2, and IRA distributions qualifying under Section 72(t) of the Code;
(iv) distributions from a

403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing Plan, or 401(k) Defined Contribution Plan, under hardship provisions of the plan; (v) distributions from a 403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing Plan, Money Purchase Pension Plan or a 401(k) Defined Contribution Plan upon attainment of normal retirement age under the plan or upon separation from service; (vi) periodic distributions from an IRA or SIMPLE IRA on or after attainment of age 59 1/2; and (vii) distributions from an account if the redemption results from the death of a registered owner, or a registered joint owner, of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed.

         The CDSC on Class C Shares also is waived for any group retirement plan (excluding defined benefit pension plans) (i) that purchases shares through a retirement plan alliance program, provided Retirement Financial Services, Inc. either is the sponsor of the alliance program or has a product participation agreement with the sponsor of the alliance program, and (ii) for which Retirement Financial Services, Inc. provides fully-bundled retirement plan services and maintains participant records on its proprietary recordkeeping system.

                                     *  *  *

         In addition, the CDSC will be waived on Class A Shares, Class B Shares and Class C Shares redeemed in accordance with a Systematic Withdrawal Plan if the annual amount withdrawn under the Plan does not exceed 12% of the value of the account on the date that the Systematic Withdrawal Plan was established or modified.

DISTRIBUTIONS AND TAXES

         The Board of Trustees reserve the right not to maintain the qualification of a Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as ordinary income dividends to the extent of the Fund's earnings and profits.

         Delaware International Value Equity Fund will normally declare and make payments from net investment income on a quarterly basis. Delaware Emerging Markets and Delaware International Small Cap Value Funds each will normally declare and make payments from net investment income on an annual basis.

         Payments from net realized securities profits of a Fund, if any, will be distributed annually in the quarter following the close of the fiscal year.

         Dividend payments of $1.00 or less will be automatically reinvested, notwithstanding a shareholder's election to receive dividends in cash. If such a shareholder's dividends increase to greater than $1.00, the shareholder would have to file a new election in order to begin receiving dividends in cash again.

         Any check in payment of dividends or other distributions which cannot be delivered by the United States Post Office or which remains uncashed for a period of more than one year may be reinvested in the shareholder's account at the then-current net asset value and the dividend option may be changed from cash to reinvest. A Fund may deduct from a shareholder's account the costs of the Fund's effort to locate a shareholder if a shareholder's mail is returned by the U.S. Post Office or the Fund is otherwise unable to locate the shareholder or verify the shareholder's mailing address. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for their location services.

         Each class of shares of a Fund will share proportionately in the investment income and expenses of such Fund, except that, absent any applicable fee waiver, Class A Shares, Class B Shares and Class C Shares alone will incur distribution fees under their respective 12b-1 Plans.

         Persons not subject to tax will not be required to pay taxes on distributions.

         Dividends from net investment income (e.g., dividends and interest less expenses incurred in the operation of a Fund) or net short-term capital gains distributions are treated by shareholders as ordinary income for federal income tax purposes. Distributions from net long-term capital gains, if any, are taxable to shareholders as long-term capital gains, regardless of the length of time an investor has held such shares, and these gains are currently taxed at long-term capital gain rates described below. The tax status of dividends and distributions paid to shareholders will not be affected by whether they are paid in cash or in additional shares. Each Fund is treated as a single tax entity and capital gains for each Fund will be calculated separately.

         A Fund will inform its shareholders of the amount of their income dividends and capital gain distributions, and will advise them of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not owned your Fund shares for a full year, a Fund may designate and distribute to you, as ordinary income or capital gains, a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in a Fund. Distributions declared in December but paid in January are taxable to you as if paid in December.

         Redemptions and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange them for shares of a different Delaware Investments fund, the IRS requires you to report any gain or loss on your redemption or exchange. If you hold your shares as a capital asset, any gain or loss that you realize is a capital gain or loss and is long-term or short-term, generally depending on how long you have owned your shares.

         Any loss incurred on the redemption or exchange of shares held for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

         Any loss incurred on the redemption or exchange of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends distributed to you with respect to your Fund shares and any remaining loss will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

         All or a portion of any loss that you realize on the redemption of your Fund shares is disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.

         If you redeem some or all of yours shares in a Fund, and then reinvest the redemption proceeds in a Fund or in another Delaware Investments Fund within 90 days of buying the original shares, the sales charge that would otherwise apply to your reinvestment may be reduced or eliminated. In reporting any gain or loss in your redemption, all or a portion of the sales charge that you paid on your original shares in a Fund is excluded from your tax basis in the shares sold and added to your tax basis for the new shares.

         Because of each Fund's investment policy, it is expected that either none or only a nominal portion of a Fund's dividends will be eligible for the dividends-received deduction for corporations. The portion of dividends paid by a Fund that so qualifies will be designated each year in a notice mailed to the Fund's shareholders, and cannot exceed the gross amount of dividends received by a Fund from domestic (U.S.) corporations that would have qualified for the dividends-received deduction in the hands of a Fund if the Fund was a regular corporation. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction. The amount that a Fund may designate as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days. Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated. Even if designated as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation.

         For the fiscal year ended November 30, 2004, Global Funds' dividends from net investment income qualified for the dividends-received deduction to corporations as follows:


         Delaware International Value Equity Fund                      0%
         Delaware Emerging Markets Fund                                0%
         Delaware International Small Cap Value Fund                   0%


         A Fund may invest in complex securities that may be subject to numerous special and complex tax rules. The rules could affect whether gain or loss recognized by a Fund is treated as ordinary or capital, or as interest or dividend income. These rules could also accelerate the recognition of income to a Fund (possibly causing the Fund to sell securities to raise the cash for necessary distributions) and/or defer the Fund's ability to recognize a loss, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain foreign securities. These rules could therefore affect the amount, timing or character of the income distributed to you by a Fund.

JOBS AND GROWTH TAX RELIEF RECONCILIATION ACT OF 2003 (JGTRRA)
         On May 28, 2003, President Bush signed into law the Jobs and Growth Tax Relief Reconciliation Act of 2003 (JGTRRA) .The new law reduces the tax rate on dividends and capital gains to 15% (5% for taxpayers with income in the lower brackets; 0% for those taxpayers in 2008).

REDUCTION OF TAX RATE ON DIVIDENDS


         Qualifying dividends received by the funds after December 31, 2002, will be taxed at a rate of 15% (5% for taxpayers with income in the lower brackets; 0% for these taxpayers in 2008). Prior law will apply for tax years beginning after December 31, 2008. Dividends paid on foreign corporation stocks that are readily tradable on U.S. securities markets are eligible for the lower rates.


         The amount of ordinary dividends qualifying for the lower tax rates that may be paid by a RIC for any tax year may not exceed the amount of the aggregate qualifying dividends received by the RIC, unless that aggregate is at least 95% of the RIC gross income (as specially computed), in which case the entire dividend qualifies. Obviously, money market and bond mutual fund distributions will generally not qualify.

         The lower tax rates are not available for dividends to the extent that the taxpayer is obligated to make related payments with respect to positions in substantially similar or related property (e.g., payments in lieu of dividends under a short sale). The capital gain rates also do not apply to (1) dividends received from an organization that was exempt from tax under Section 501 or was a tax-exempt farmers' cooperative in either the tax year of the distribution or the preceding tax year; (2) dividends received from a mutual savings bank that received a deduction under Section 591; or (3) deductible dividends paid on employer securities (i.e., under Section 404(k)).

         Owners whose shares are lent in short sales would not qualify for the lower rate. The lower tax rates would not apply under the law as enacted to "payments in lieu of dividends," which are received by someone whose stock is loaned to a short-seller. Brokerages have commonly lent stock out of margin accounts to short sellers, but may need to accommodate investors who do not want to receive unfavorable dividend treatment because their stock was lent out. Depending on the details of regulations that may be issued later this year, brokerages may decide to limit any such loans after 2003 to securities that are held in accounts owned by tax-indifferent parties, such as pension funds. The legislative history indicates that the Service is to be liberal in waiving penalties for failure to report substitute payments properly for payors who are making good-faith efforts to comply, but cannot reasonably do so given the time needed to update their systems.

REDUCTION OF TAX RATE ON CAPITAL GAINS
         Under JGTRRA, the top individual rate on adjusted net capital gain, which was generally 20% (10% for taxpayers in the 10% and 15% brackets), is reduced to 15% (5% for taxpayers with income in the lower brackets). These lower rates apply to both the regular tax and the alternative minimum tax. The lower rates apply to assets held more than one year. For taxpayers with income in the lower brackets, the 5% rate is reduced to 0% for 2008.

         The tax rate on short-term capital gains is unchanged, and they will continue to be taxed at the ordinary income rate. The capital gains changes apply to sales and exchanges (and installment payments received) on or after May 6, 2003, but not with respect to tax years beginning after December 31, 2008.

         The special tax rates for gains on assets held for more than five years (8% for taxpayers with income in the 10% and 15% brackets; 18% for other taxpayers with respect to assets purchased after 2000) have been repealed.

BACK-UP WITHHOLDING CHANGES
         Prior to the passage of JGTRRA the backup withholding rate for shareholders that did not provide taxpayer identification numbers was 30%. This rate has been reduced to 28%, retroactive to January 1, 2003.

         See also Other Tax Requirements under Accounting and Tax Issues in this Part B.

INVESTMENT MANAGEMENT AGREEMENT AND SUB-ADVISORY AGREEMENTS


         Delaware Management Company ("DMC" or the "Investment Manager"), located at 2005 Market Street, Philadelphia, PA 19103-7094, furnishes investment management services to each Fund subject to the supervision and direction of Global Funds' Board of Trustees.

         Mondrian Investment Partners Limited ("Mondrian" or the "Sub-Advisor"), located at Third Floor, 80 Cheapside, London, England EC2V 6EE, is responsible for day-to-day management of the Funds' assets. DMC administers the Funds' business affairs and has ultimate responsibility for all investment advisory services for the Funds. DMC also supervises the Sub-Advisor's performance and management services provided to each Fund subject to the supervision and direction of Global Funds' Board of Trustees.

         On December 31, 2004, the Manager and its affiliates within Delaware Investments were managing in the aggregate in excess of $100 billion in assets in various institutional or separately managed, investment company, and insurance accounts.

         The Investment Management Agreement for each Fund is dated November 23, 1999 and was approved by the initial shareholder on that date. The Investment Management Agreement has an initial term of two years and may be further renewed after its initial term only so long as such renewal and continuance are specifically approved at least annually by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Funds, and only if the terms of the renewal thereof have been approved by the vote of a majority of the trustees of Global Funds who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Investment Management Agreement is terminable without penalty on 60 days' notice by the trustees of Global Funds or by the Investment Manager. The Investment Management Agreement will terminate automatically in the event of its assignment.

         The Sub-Advisory Agreement for each Fund is dated September 24, 2004 and was approved by the initial shareholder on that date. The Sub-Advisory Agreement has an initial term of two years and may be further renewed after its initial term only so long as such renewal and continuance are specifically approved at least annually by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Funds, and only if the terms of the renewal thereof have been approved by the vote of a majority of the trustees of Global Funds who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement is terminable without penalty on 60 days' notice by the trustees of

Global Funds or by 90 days' notice by the Investment Manager. The Sub-Advisory Agreement will terminate automatically in the event of its assignment.

         The compensation payable by each Fund to the Investment Manager for investment management services is equal to as follows:



         FUND                                                    MANAGEMENT FEE SCHEDULE
                                                         (AS A PERCENTAGE OF DAILY NET ASSETS)
                                                                      ANNUAL RATE
                                                       ------------------------------------------
         Delaware International Value Equity Fund      0.85% on the first $500 million;
                                                       0.80% on the next $500 million;
                                                       0.75% on the next $1.5 billion; and
                                                       0.70% on assets in excess of $2.5 billion.

         Delaware Emerging Markets Fund                1.25% on the first $500 million;
         Delaware International Small Cap Value Fund   1.20% on the next $500 million;
                                                       1.15% on the next $1.5 billion; and
                                                       1.10% on assets in excess of $2.5 billion.


         On November 30, 2004, the total net assets of the following Funds were:


         Delaware International Value Equity Fund            $  597,476,669
         Delaware Emerging Markets Fund                      $  340,192,513
         Delaware International Small Cap Value Fund         $   28,292,261



         The Investment Manager has contracted to waive that portion, if any, of the annual management fees payable by a Fund and to pay a Fund's expenses to the extent necessary to ensure that the Total Operating Expenses do not exceed 1.68% of average daily net assets for Delaware International Small Cap Value Fund (exclusive of applicable 12b-1 payments, taxes, interest, brokerage commissions and extraordinary expenses) through March 31, 2006. This expense cap has been in place from the commencement of Delaware International Small Cap Value Fund's operations.

         For Delaware International Value Equity Fund, the Investment Manager had elected voluntarily to waive that portion, if any, of the annual management fees payable by Delaware International Value Equity Fund and to reimburse the Fund's expenses to the extent necessary to ensure that the Total Operating Expenses (exclusive of applicable 12b-1 plan expenses, taxes, interest, brokerage commissions and extraordinary expenses) did not exceed 0.95% from the commencement of operations through May 31, 1994. Such commitment from June 1, 1994 through November 30, 1994 was 1.50% of average daily net assets. From December 1, 1995 through November 30, 1999 the Investment Manager had elected to contractually waive that portion, if any, of the annual management fees payable by Delaware International Value Equity Fund and to reimburse the Fund's expenses to the extent necessary to ensure that Total Operating Expenses (exclusive of applicable 12b-1 plan expenses, taxes, interest, brokerage commissions and extraordinary expenses) did not exceed 1.55% of average daily net assets. There is no longer a waiver in place for this Fund.

         For Delaware Emerging Markets Fund, the Investment Manager had elected to contractually waive that portion, if any, of the annual management fees payable by Delaware Emerging Markets Fund and to reimburse the Fund's expenses to the extent necessary to ensure that the Total Operating Expenses (exclusive of applicable 12b-1 plan expenses, taxes, interest, brokerage commissions and extraordinary expenses) did not exceed 1.70% from the commencement of operations through January 31, 2005. There is no longer a waiver in place for this Fund.

         The expense waivers and/or payments will be reevaluated by the Investment Manager periodically.

         The investment management fees incurred for the last three fiscal years with respect to each Fund were as follows:


         FUND                                            NOVEMBER 30, 2004     NOVEMBER 30, 2003     NOVEMBER 30, 2002
         --------------------------------------------    ------------------    -----------------     ------------------
         Delaware International Value Equity Fund        $4,120,785 earned     $2,156,457 earned     $1,537,665 earned
                                                         $4,120,785 paid       $2,156,457 paid       $1,537,665 paid
                                                         $-0- waived           $-0- waived           $-0- waived

         Delaware Emerging Markets Fund                  $1,817,847 earned     $330,017 earned       $178,066 earned
                                                         $1,588,416 paid       $157,708 paid         $37,358 paid
                                                         $229,431 waived       $172,309 waived       $140,708 waived

         Delaware International Small Cap Value Fund     $306,756 earned       $183,121 earned       $129,464 earned
                                                         $146,125 paid         $102,064 paid         $18,209 paid
                                                         $160,631 waived       $81,057 waived        $111,255 waived



         Except for those expenses borne by the Investment Manager under the Investment Management Agreements and the Distributor under the Distribution Agreements, each Fund is responsible for all of its own expenses. Among others, these include each Fund's proportionate share of rent and certain other administrative expenses; the investment management fees; transfer and dividend disbursing agent fees and costs; custodian expenses; federal and state securities registration fees; proxy costs; and the costs of preparing prospectuses and reports sent to shareholders.

         The Funds have formally delegated to its Sub-Advisor, Mondrian Investment Partners Limited, the ability to make all proxy voting decisions in relation to portfolio securities held by the Fund. If and when proxies need to be voted on behalf of the Funds, the Adviser will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the "Procedures"). The Adviser has established a Proxy Voting Committee (the "Committee"), which is responsible for overseeing the Adviser's proxy voting process for the Funds. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the Adviser to vote proxies in a manner consistent with the goal of voting in the best interests of the Funds.


         In order to facilitate the actual process of voting proxies, the Adviser has contracted with Institutional Shareholder Services ("ISS") to analyze proxy statements on behalf of the Funds and other Adviser clients and vote proxies generally in accordance with the Procedures. The Committee is responsible for overseeing ISS's proxy voting activities. If a proxy has been voted for the Funds, ISS will create a record of the vote. Beginning no later than August 31, 2004, information (if any) regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) through the Funds' website at http://www.delawareinvestments.com; and (ii) on the Commission's website at http://www.sec.gov.

         The Procedures contain a general guideline that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, the Adviser will normally vote against management's position when it runs counter to its specific Proxy Voting Guidelines (the "Guidelines"), and the Adviser will also vote against management's recommendation when it believes that such position is not in the best interests of the Funds.


         As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the Funds. Some examples of the Guidelines are as follows: (i) generally abstain if a company changes its auditor and fails to provide shareholders with an explanation for the change; (ii) generally vote re-incorporation proposals on a case-by-case basis; (iii) generally vote for proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders; (iv) generally vote amendments to the articles of association on a case-by-case basis; (v) generally vote against the creation of a new class of preference shares that would carry superior voting rights to the common shares; (vi) generally vote for share repurchase plans, unless clear evidence of past abuse of the authority is available or the plan contains no safeguards against selective buybacks; and
(vii) votes with respect to management compensation plans are determined on a case-by-case basis.

         Because the Funds have delegated proxy voting to the Adviser, the Funds are not expected to encounter any conflict of interest issues regarding proxy voting and therefore does not have procedures regarding this matter. However, the Adviser does have a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies which the Adviser receives on behalf of the Funds are voted by ISS in accordance with the Procedures. Because almost all Fund proxies are voted by ISS pursuant to the pre-determined Procedures, it normally will not be necessary for the Adviser to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for the Adviser during the proxy voting process. In the very limited instances where the Adviser is considering voting a proxy contrary to ISS's recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving the Adviser or affiliated persons of the Adviser. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the Funds. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with the Procedures and in the best interests of the Funds.

DISTRIBUTION AND SERVICE
         The Distributor, Delaware Distributors, L.P. (which formerly conducted business as Delaware Distributors, Inc.), located at 2005 Market Street, Philadelphia, PA 19103-7094, serves as the national distributor of the shares of each Fund dated as of April 19, 2001.


         The Distributor is an affiliate of the Manager and bears all of the costs of promotion and distribution, except for payments by each Fund on behalf of its respective Class A Shares, Class B Shares, Class C Shares and Class R Shares under the 12b-1 Plan for each class. From February 1, 1998, the Distributor had voluntarily elected to waive 0.05% of the 0.30% 12b-1 Plan expenses otherwise payable by Delaware Emerging Markets Fund Class A Shares through January 31, 2003. Beginning February 1, 2003, the Distributor has contracted to waive 0.05% of the 0.30% 12b-1 Plan expenses otherwise payable by Delaware Emerging Markets Fund Class A Shares and Delaware International Small Cap Value Fund Class A Shares through March 31, 2006.


         Lincoln Financial Distributors, Inc. ("LFD"), an affiliate of the Manager, serves as the Funds' financial intermediary wholesaler pursuant to a Second Amended and Restated Financial Intermediary Distribution Agreement with the Distributor dated August 21, 2003. LFD is primarily responsible for promoting the sale of the Fund shares through broker/dealers, financial advisors and other financial intermediaries (collectively, "Financial Intermediaries"). The address of LFD is 2001 Market Street, Philadelphia, PA 19103-7055. The rate of compensation, which is calculated and paid monthly, to LFD for the sales of shares of the retail funds of Delaware Investments Family of Funds (excluding the shares of Delaware VIP Trust series, money market funds and house accounts and shares redeemed within 30 days of purchase) is a non-recurring fee equal to the amount shown below:

                                                                                Basis Points on Sales
                                                                                ---------------------
Retail Mutual Funds (Class A, B and C Shares)                                           0.50%
Merrill Lynch Connect Program                                                           0.25%
Registered Investment Advisors and
 H.D. Vest Institutional Classes                                                        0.45%
Citigroup Global Capital Markets, Inc. (formerly Salomon Smith Barney) and
 Delaware International Value Equity Fund Class I Shares                                   0%

         In addition to the non-recurring fee set forth above, the Distributor pays LFD a fee at the annual rate set forth below of the average daily net assets of Fund shares of the Delaware Investments retail funds outstanding and beneficially owned by shareholders through Financial Intermediaries, including those Fund shares sold before the date of this Agreement.

                                                                                           Basis Points on Sales
                                                                                           ---------------------
Retail Mutual Funds (including shares of money market funds and house accounts and
 shares redeemed within 30 days of purchase)                                                       0.04%
Merrill Lynch Connect Program                                                                         0%
Registered Investment Advisors and H.D. Vest Institutional Classes                                 0.04%
Citigroup Global Capital Markets, Inc. (formerly Salomon Smith Barney) and
 Delaware International Value Equity Fund Class I Shares                                           0.04%

         The fees associated with LFD's services to the Funds are borne exclusively by the Distributor and not by the Funds.

         The Transfer Agent, Delaware Service Company, Inc., another affiliate of the Manager located at 2005 Market Street, Philadelphia, PA 19103-7094, serves as the shareholder servicing, dividend disbursing and transfer agent for each Fund under an agreement dated April 19, 2001. The Transfer Agent provides accounting services to the Funds pursuant to the terms of a separate Fund Accounting Agreement. The Transfer Agent is also an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

         The Funds have authorized one or more brokers to accept on its behalf purchase and redemption orders in addition to the Transfer Agent. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the behalf of the Funds. For purposes of pricing, the Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order.

PORTFOLIO MANAGERS

A.       Other Accounts Managed.

         The following chart lists certain information about types of other accounts for which the portfolio manager is primarily responsible as of November 30, 2004. This disclosure has been provided by the Sub-Advisor.



                                                                                      TOTAL ASSETS
                                                             NO. OF ACCOUNTS WITH   IN ACCOUNTS WITH
                               NO. OF     TOTAL ASSETS IN     PERFORMANCE-BASED     PERFORMANCE-BASED
                              ACCOUNTS        ACCOUNTS              FEES                   FEE
                              --------    ---------------    --------------------   -----------------
1.  CLIVE GILLMORE
Registered Investment            12            $4,570m                0                    $0
Companies
Other pooled Investment          0                $0                  0                    $0
Vehicles
Other Accounts                   14            $1,504m                0                    $0
2.  ROBERT AKESTER
Registered Investment            4             $1,229m                0                    $0
Companies
Other pooled Investment          0                $0                  0                    $0
Vehicles
Other Accounts                   5              $614m                 0                    $0
3.  EMMA LEWIS
Registered Investment            5             $2,038m                0                    $0
Companies
Other pooled Investment          1               $40m                 0                    $0
Vehicles
Other Accounts                   4              $511m                 0                    $0
4.  NIGEL MAY
Registered Investment            6             $2,597m                0                    $0
Companies
Other pooled Investment          0                $0                  0                    $0
Vehicles
Other Accounts                   18            $5,825m                1                   $331m
5.  ORMALA KRISHNAN
Registered Investment            1               $30m                 0                    $0
Companies
Other pooled Investment          0                $0                  0                    $0
Vehicles
Other Accounts                   2              $302m                 0                    $0



CONFLICTS OF INTEREST

Mondrian has no material conflicts of interest to report.

B.       Compensation.

         Mondrian has the following programs in place to retain key investment staff:

            1. Competitive Salary - All investment professionals are remunerated with a competitive base salary.

            2. Profit Sharing Pool - All Mondrian staff, including portfolio managers and senior officers, qualify for participation in an annual profit sharing pool determined by the company's profitability (approximately 30% of profits).

            3. Equity Ownership - Mondrian is majority management owned. All senior staff (investment professionals and other support functions) are shareholders in the business.

         All portfolio managers are members of the Mondrian defined contribution pension scheme where Mondrian pays a regular monthly contribution and the member may pay additional voluntary contributions if they wish. The Scheme is governed by Trustees who have responsibility for the trust fund and payments of benefits to members. In addition, the Scheme provides death benefits for death in service and a spouse's or dependant's pension may also be payable.

         Incentives focus on the key areas of long-term and short-term performance, research quality, client service and teamwork. As an individual's ability to influence these factors depends on that individual's position and seniority within the firm, so the allocation of participation in these programs will reflect this.

         At Mondrian, investment management is not a "star" setup but a team process. This implies that our professionals are not measured by the performance of their portfolios; performance dispersion is so small that this would be meaningless. People are assessed on their contribution to the team effort, and in particular on the quality of their research.

         In determining the amount of bonuses awarded, the Board of Directors consults with the company's Managing Director, who will make recommendations based on a number of factors including investment research, organization management, team work, client servicing and marketing.

C.       Ownership of Securities.

         As of November 30, 2004, the portfolio managers owned the following amounts of Fund shares:

                                                     DOLLAR RANGE OF FUND
                        PORTFOLIO MANAGER                SHARES OWNED(1)
                        -----------------            --------------------
                        Clive Gillmore                      None
                        Robert Akester                      None
                        Emma R.E. Lewis                     None
                        Nigel G. May                        None
                        Ormala Krishnan                     None

         (1) Includes Fund shares beneficially owned by portfolio manager and immediate family members sharing the same household.

OFFICERS AND TRUSTEES

         The business and affairs of Global Funds are managed under the direction of its Board of Trustees.


         Certain officers and trustees of Global Funds hold identical positions in each of the other funds in the Delaware Investments family. As of February 28, 2005, the officers and trustees of Global Funds, as a group, owned less than 1% of the outstanding shares of Class A Shares, Class B Shares, Class C Shares and Institutional Class Shares of the Delaware International Value Equity Fund, Delaware Emerging Markets Fund and Delaware International Small Cap Value Fund.

         As of February 28, 2005, management believes the following accounts held 5% or more of a Class of shares of a Fund:



CLASS                                        NAME AND ADDRESS OF ACCOUNT                      SHARE AMOUNT    PERCENTAGE
------------------------------------------   --------------------------------------------     -------------   ----------
Delaware International Value Equity Fund     Prudential Investment Management Services        2,768,952.440        13.61%
Class A                                      FBO Mutual Fund Clients
                                             Attn: PruChoice Unit
                                             Mail Stop 194-201
                                             194 Wood Ave. South
                                             Iselin, NJ 08830-2710

                                             Charles Schwab & Co., Inc.                       1,097,700.000         5.39%
                                             Special Custody Acct. FBO Customers
                                             Attn: Mutual Funds
                                             101 Montgomery St.
                                             San Francisco, CA 94104-4122

Delaware International Value Equity Fund     MLPF&S for the Sole Benefit of its Customers       133,564.670         5.90%
Class B                                      Attn: Fund Administration
                                             4800 Deer Lake Drive East, 2nd Fl.
                                             Jacksonville, FL 32246-6484

Delaware International Value Equity Fund     MLPF&S for the Sole Benefit of its Customers       347,934.560         6.92%
Class C                                      Attn: Fund Administration
                                             4800 Deer Lake Drive East, 2nd Fl.
                                             Jacksonville, FL 32246-6484

Delaware International Value Equity Fund     MLPF&S for the Sole Benefit of its Customers        80,481.180        67.88%
Class R                                      Attn: Fund Administration
                                             4800 Deer Lake Drive East, 2nd Fl.
                                             Jacksonville, FL 32246-6484

                                             Reliance Trust Co. Custodian                        15,881.160        13.39%
                                             FBO Market Scan Information Systems
                                             P.O. Box 48529
                                             Atlanta, GA 30362-1529

                                             AST Trust Company as Custodian                       7,128.080         6.01%
                                             FBO Daniel Professional Group Inc.
                                             Retirement Savings Plan
                                             2390 E. Camelback Rd., Ste. 240
                                             Phoenix, AZ 85016-3434

Delaware International Value Equity Fund     Citigroup Global Markets Inc.                    5,893,537.030        64.61%
Institutional Class                          333 W. 34th St., Fl. 3
                                             New York, NY 10001-2402

                                             Charles Schwab & Co., Inc.                         526,838.590         5.77%
                                             Special Custody Acct. FBO Customers
                                             Attn: Mutual Funds
                                             101 Montgomery St.
                                             San Francisco, CA 94104-4122

Delaware Emerging Markets Fund               MLPF&S for the Sole Benefit of its Customers     3,571,383.650        15.73%
Class A                                      Attn: Fund Administration
                                             4800 Deer Lake Drive East, 2nd Fl.
                                             Jacksonville, FL 32246-6484

CLASS                                        NAME AND ADDRESS OF ACCOUNT                      SHARE AMOUNT    PERCENTAGE
------------------------------------------   --------------------------------------------     -------------   ----------
Delaware Emerging Markets Fund               MLPF&S for the Sole Benefit of its Customers       134,852.040         9.33%
Class B                                      Attn: Fund Administration
                                             4800 Deer Lake Drive East, 2nd Fl.
                                             Jacksonville, FL 32246-6484

Delaware Emerging Markets Fund               MLPF&S for the Sole Benefit of its Customers     1,810,749.680        27.88%
Class C                                      Attn: Fund Administration
                                             4800 Deer Lake Drive East, 2nd Fl.
                                             Jacksonville, FL 32246-6484

Delaware Emerging Markets Fund               Balsa & Co. Mixed                                  924,503.900        14.40%
Institutional Class                          14221 Dallas Parkway
                                             Dallas, TX 75254-2942

                                             FTC & Co.                                          801,337.870        12.48%
                                             Datalynx
                                             P.O. Box 173736
                                             Denver, CO 80217-3736

                                             Charles Schwab & Co., Inc.                         583,930.050         9.10%
                                             Special Custody Acct. FBO Customers
                                             Attn: Mutual Funds
                                             101 Montgomery St.
                                             San Francisco, CA 94104-4122

                                             RS DMC Employee Profit Sharing Plan                355,480.910         5.54%
                                             Delaware Management Company
                                             Employment Profit Sharing Trust
                                             c/o Rick Seidel
                                             1818 Market Street
                                             Philadelphia, PA 19103-3638

                                             MFS Heritage Trust Company TTEE                    351,189.370         5.47%
                                             FBO Rich's 401K Plan
                                             Attn: Michelle Fritzius
                                             One Robert Rich Way
                                             P.O. Box 245
                                             Buffalo, NY 14240-1913

Delaware International Small Cap Value       Pershing LLC                                       365,122.990        23.38%
Fund Class A                                 P.O. Box 2052
                                             Jersey City, NJ 07303-2052

Delaware International Small Cap Value       UBS Financial Services Inc.                         70,283.090        15.22%
Fund Class C                                 FBO Thomas Longfellow
                                             Robert Longfellow TIC
                                             1010 Overlook Rd.
                                             Mendota Heights, MN 55118-3651

                                             MLPF&S for the Sole Benefit of its Customers        33,514.490         7.26%
                                             Attn: Fund Administration
                                             4800 Deer Lake Drive East, 2nd Floor
                                             Jacksonville, FL 32246-6484



         DMH Corp., Delaware Investments U.S., Inc., Delaware General Management, Inc. Delaware Management Company, Inc., Delaware Service Company, Inc., Delaware Distributors, Inc., Delaware Management Trust Company, Delaware Management Business Trust, Delaware Investment Advisers (a series of Delaware Management Business Trust), Delaware Management Company (a series of Delaware Management Business Trust), Delaware Capital Management (a series of Delaware Management Business Trust), Delaware Distributors, L.P., Retirement Financial Services, Inc. and LNC Administrative Services, Inc. are direct or indirect, wholly owned subsidiaries of Delaware Management Holdings, Inc. ("DMH"). DMH is an indirect, wholly owned subsidiary, and is subject to the ultimate control, of Lincoln National Corporation. Lincoln National Corporation, with headquarters in Philadelphia, Pennsylvania, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management. Delaware Investments is the marketing name for DMH and its subsidiaries.

         Certain Trustees and officers of Global Funds hold identical positions in each of the other funds in the Delaware Investments family. Trustees and principal officers of Global Funds are noted below along with their ages and their business experience for the past five years. Unless otherwise noted, the address of each officer and trustee is 2005 Market Street, Philadelphia, PA 19103-7094.


         Trustees and principal officers of Global Funds are noted below along with their ages and their business experience for the past five years.

                                                                                                NUMBER OF
                                                                                                PORTFOLIOS
                                                                                                 IN FUND
                         POSITION(S) HELD                                                    COMPLEX OVERSEEN   OTHER DIRECTORSHIPS
NAME, ADDRESS AND         WITH THE GLOBAL     LENGTH OF TIME      PRINCIPAL OCCUPATION(S)      BY TRUSTEE OR     HELD BY TRUSTEE OR
BIRTHDATE                      FUNDS              SERVED            DURING PAST 5 YEARS           OFFICER              OFFICER
----------------------  ------------------  -------------------  -------------------------  ------------------  --------------------
INTERESTED TRUSTEES

JUDE T. DRISCOLL(2)         Chairman,       5 Years - Executive    Since August 2000, Mr.           92                  None
2005 Market Street       President, Chief         Officer          Driscoll has served in
Philadelphia, PA 19103  Executive Officer                            various executive
                           and Trustee(4)    1 Year - Trustee     capacities at different
March 10, 1963                                                       times at Delaware
                                                                        Investments(1)

                                                                 Senior Vice President and
                                                                  Director of Fixed-Income
                                                                 Process - Conseco Capital
                                                                         Management
                                                                 (June 1998 - August 2000)

INDEPENDENT TRUSTEES

THOMAS L. BENNETT            Trustee             Since March        Private Investor -              92                  None
2005 Market Street                               23, 2005         (March 2004 - Present)
Philadelphia, PA 19103
                                                                  Investment Manager -
                                                                  Morgan Stanley & Co.
                                                                (January 1984 - March 2004)
October 4, 1947


JOHN A. FRY                  Trustee              4 Years          President - Franklin &           92          Director - Community
2005 Market Street                                                    Marshall College                             Health Systems
Philadelphia, PA 19103                                             (June 2002 - Present)

May 28, 1960                                                      Executive Vice President
                                                                      - University of

                                                                        Pennsylvania
                                                                  (April 1995 - June 2002)

ANTHONY D. KNERR             Trustee             12 Years        Founder/Managing Director          92                  None
2005 Market Street                                                   - Anthony Knerr &
Philadelphia, PA 19103                                             Associates (Strategic
                                                                        Consulting)
December 7, 1938                                                      (1990 - Present)


LUCINDA S. LANDRETH         Trustee             Since March       Chief Financial Officer -        92                  None
2005 Market Street                              23, 2005               Assurant, Inc.
Philadelphia, PA 19103                                                 (Insurance)
                                                                       (2002-2004)
June 24, 1947


ANN R. LEVEN                 Trustee            16 Years          Treasurer/Chief Fiscal            92          Director and Audit
2005 Market Street                                              Officer - National Gallery                           Committee
Philadelphia, PA 19103                                                    of Art                                 Chairperson- Andy
                                                                       (1994 - 1999)                             Warhol Foundation
November 1, 1940
                                                                                                                Director and Audit
                                                                                                                  Committee Member -
                                                                                                                    Systemax Inc.

                                                                                                NUMBER OF
                                                                                                PORTFOLIOS
                                                                                                 IN FUND
                         POSITION(S) HELD                                                    COMPLEX OVERSEEN   OTHER DIRECTORSHIPS
NAME, ADDRESS AND         WITH THE GLOBAL     LENGTH OF TIME      PRINCIPAL OCCUPATION(S)      BY TRUSTEE OR     HELD BY TRUSTEE OR
BIRTHDATE                      FUNDS              SERVED            DURING PAST 5 YEARS           OFFICER              OFFICER
----------------------  ------------------  -------------------  -------------------------  ------------------  --------------------
INDEPENDENT TRUSTEES
(continued)

THOMAS F. MADISON             Trustee           11 Years         President/Chief Executive           92         Director - Banner
2005 Market Street                                                Officer - MLM Partners,                             Health
Philadelphia, PA 19103                                              Inc. (Small Business
                                                                 Investing & Consulting)                        Director and Audit
February 25, 1936                                                 (January 1993 - Present)                      Committee Member -
                                                                                                                Center Point Energy

                                                                                                                Director and Audit
                                                                                                                Committee Member -
                                                                                                                Digital River Inc.

                                                                                                                Director and Audit
                                                                                                                Committee Member -
                                                                                                                Rimage Corporation

                                                                                                                    Director -
                                                                                                                Valmont Industries

                                                                                                                       Inc.

JANET L. YEOMANS              Trustee            6 Years          Vice President/Mergers &           92                None
2005 Market Street                                                     Acquisitions -
Philadelphia, PA 19103                                                 3M Corporation
                                                                  (January 2003 - Present)
July 31, 1948
                                                                    Ms. Yeomans has held
                                                                     various management
                                                                      positions at 3M
                                                                   Corporation since 1983.

J. RICHARD ZECHER             Trustee          Since March          Founder - Investor               92          Director and Audit
2005 Market Street                               23, 2005                Analytics                               Committee  Member -
Philadelphia, PA 19103                                              (Risk Management)                            Investor Analytics
                                                                    (May 1999 - Present)
July 3, 1940
                                                                                                                  Director and Audit
                                                                                                                  Committee Member
                                                                                                                    Oxigene, Inc.
OFFICERS

MICHAEL P. BISHOF           Senior Vice      Chief Financial      Mr. Bishof has served in           92                None(3)
2005 Market Street         President and      Officer since          various executive
Philadelphia, PA 19103    Chief Financial   February 17, 2005     capacities at different
                              Officer                                times at Delaware
                                                                       Investments.
August 18, 1962

RICHELLE S. MAESTRO        Executive Vice         2 Years         Ms. Maestro has served in          92                None(3)
2005 Market Street        President, Chief                            various executive
Philadelphia, PA 19103      Legal Officer                          capacities at different
                            and Secretary                             times at Delaware
                                                                       Investments.
November 26, 1957

JOHN J. O'CONNOR             Senior Vice      Treasurer since      Mr. O'Connor has served           92                None(3)
2005 Market Street          President and    February 17, 2005       in various executive
Philadelphia, PA 19103        Treasurer                            capacities at different
                                                                      times at Delaware
June 16, 1957                                                            Investments.



(1) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Global Fund's investment advisor, principal underwriter and its transfer agent.
(2) Mr. Driscoll is considered to be an "Interested Trustee" because he is an executive officer of the Global Fund's manager and distributor.
(3) Mr. Bishof, Ms. Maestro and Mr. O'Connor also serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter and transfer agent as the Global Funds.

         Following is additional information regarding investment professionals affiliated with the Global Funds.


                                 POSITION(S) HELD WITH THE                                   PRINCIPAL OCCUPATION(S) DURING PAST
NAME, ADDRESS AND BIRTHDATE             GLOBAL FUNDS                LENGTH OF TIME SERVED                   5 YEARS
---------------------------   ----------------------------------    ---------------------    ------------------------------------
CLIVE A. GILLMORE               Deputy Managing Director/Senior           15 Years               During the past five years,
80 Cheapside                     Portfolio Manager - Mondrian                                 Mr. Gillmore has served in various
Third Floor                       Investment Partners Limited                                  capacities at different times at
London, England EC2V 6EE                                                                     Mondrian Investment Partners Limited

January 14, 1960

NIGEL G. MAY                       Director/Senior Portfolio              14 Years            During the past five years, Mr. May
80 Cheapside                  Manager/Regional Research Director                              has served in various capacities at
Third Floor                     - Mondrian Investment Partners                                    different times at Mondrian
London, England EC2V 6EE                    Limited                                               Investment Partners Limited

September 23, 1962

ROBERT AKESTER                    Senior Portfolio Manager -               9 Years              During the past five years, Mr.
80 Cheapside                     Mondrian Investment Partners                                    Akester has served in various
Third Floor                                 Limited                                            capacities at different times at
London, England EC2V 6EE                                                                     Mondrian Investment Partners Limited

April 25, 1948

EMMA R.E. LEWIS                   Senior Portfolio Manager -              10 Years              During the past five years, Ms.
80 Cheapside                     Mondrian Investment Partners                                     Lewis has served in various
Third Floor                                 Limited                                            capacities at different times at
London, England EC2V 6EE                                                                     Mondrian Investment Partners Limited

January 23, 1969

ORMALA KRISHNAN                  Portfolio Manager - Mondrian              5 Years              During the past five years, Ms.
80 Cheapside                      Investment Partners Limited                                   Krishnan has served in various
Third Floor                                                                                    capacities at different times at
London, England EC2V 6EE                                                                     Mondrian Investment Partners Limited

September 3, 1969

         The following table shows each Trustee's ownership of shares of the Global Funds and of all Delaware Investments funds as of December 31, 2004.


                                                                   AGGREGATE DOLLAR RANGE OF EQUITY
                                                               SECURITIES IN ALL REGISTERED INVESTMENT
                       DOLLAR RANGE OF EQUITY SECURITIES IN    COMPANIES OVERSEEN BY TRUSTEE IN FAMILY
NAME                             THE GLOBAL FUNDS                      OF INVESTMENT COMPANIES
-------------------    ------------------------------------    ---------------------------------------
Jude T. Driscoll                 $50,001-$100,000                           Over $100,000
Walter A. Babich(1)                Over $100,000                             Over $100,000
Thomas L. Bennett(2)                   None                                      None
John H. Durham(1)                    Over $100,000                           Over $100,000
John A. Fry                            None(3)                               Over $100,000
Anthony D. Knerr                       None                               $10,001 - $50,000
Lucinda S. Landreth(2)                 None                                      None
Ann R. Leven                           None                                 Over $100,000
Thomas F. Madison                   $1-$10,000                            $10,001 - $50,000
Janet L. Yeomans                  $10,001-50,000                          $50,001 - $100,000
J. Richard Zecher(2)                   None                                      None

(1) Trustee retired from the Board on March 22, 2005.
(2) Trustee elected to the Board on March 23; information provided as of that date.
(3) As of December 31, 2004, John A. Fry held assets in a 529 Plan account. Under the terms of the Plan, a portion of the assets held in the Plan may be invested in the Funds. Mr. Fry held no shares if the Funds outside of the Plan as of December 31, 2004.


         The following is a compensation table listing for each trustee entitled to receive compensation, the aggregate compensation received from Global Funds and the total compensation received from all investment companies in the Delaware Investments family for which he or she serves as a trustee or director for the fiscal year ended November 30, 2004 and an estimate of annual benefits to be received upon retirement under the Delaware Investments Retirement Plan for Trustees/Directors as of November 30, 2004. Only the independent trustees of the Global Funds receive compensation from the Fund.


                                          PENSION RETIREMENT
                          AGGREGATE       BENEFITS ACCRUED AS   ESTIMATED ANNUAL   TOTAL COMPENSATION FROM
                      COMPENSATION FROM    PART OF THE GLOBAL    BENEFITS UPON      DELAWARE INVESTMENTS
      NAME            THE GLOBAL FUNDS       FUNDS EXPENSES       RETIREMENT(1)     INVESTMENT COMPANIES(2)
-------------------   -----------------   -------------------   ----------------   ----------------------
Walter B. Babich          $   3,977               None              $   70,000           $   112,870
John H. Durham            $   3,766               None              $   70,000           $   106,080
John A. Fry               $   3,963               None              $   70,000           $   105,231(3)
Anthony D. Knerr          $   4,004               None              $   70,000           $   113,537
Ann R. Leven              $   4,077               None              $   70,000           $   117,037
Thomas F. Madison         $   3,835               None              $   70,000           $   110,370
Janet L. Yeomans          $   3,835               None              $   70,000           $   110,370



(1) Under the terms of the Delaware Investments Retirement Plan for Trustees/Directors, each disinterested Trustee/Director who, at the time of his or her retirement from the Board, has attained the age of 70 and served on the Board for at least five continuous years, is entitled to receive payments from each investment company in the Delaware Investments family for which he or she serves as Trustee/Director for a period equal to the lesser of the number of years that such person served as a Trustee/Director or the remainder of such person's life. The amount of such payments will be equal, on an annual basis, to the amount of the annual retainer that is paid to trustees/directors of each investment company at the time of such person's retirement. If an eligible Trustee/Director retired as of November 30, 2004, he or she would be entitled to annual payments totaling the amounts noted above, in the aggregate, from all of the investment companies in the Delaware Investments family for which he or she serves as a trustee or director, based on the number of investment companies in the Delaware Investments family as of that date.

(2) Each independent Trustee/Director currently receives a total annual retainer fee of $70,000 for serving as a Trustee/Director for all 32 investment companies in Delaware Investments, plus $5,000 for each Board Meeting attended. The following compensation is in the aggregate from all investment companies in the complex. Members of the audit committee receive additional compensation of $2,500 for each meeting. Members of the nominating committee receive additional compensation of $1,700 for each meeting. In addition, the chairpersons of the audit and nominating committees each receive an annual retainer of $10,000 and $1,500, respectively. The Coordinating

     Trustee/Director of the Delaware Investments funds receives an additional retainer of $25,000.

(3) In addition to this compensation, for the 12-month period ended on October 31, 2004, Mr. Fry received $9,942 in professional fees from Voyageur Funds for services provided to the Fund's Board.


         The Board of Trustees has the following committees:


         Audit Committee: This committee monitors accounting and financial reporting policies and practices, and internal controls for the Delaware Investments funds. It also oversees the quality and objectivity of the Delaware Investments funds' financial statements and the independent audit thereof, and acts as a liaison between the Delaware Investments funds' independent auditors and the full Board of Trustees. The Audit Committee of the Global Funds consists of the following four independent Trustees appointed by the Board: Thomas F. Madison, Chairperson; Jan L. Yeomans, Thomas L. Bennett and J. Richard Zecher. The Audit Committee held 6 meetings during the Fund's last fiscal year.

         Nominating Committee: This committee recommends Board members, fills vacancies and considers the qualifications of Board members. The committee also monitors the performance of counsel for independent trustees. The Nominating Committee will consider selections for Board of Directors nominations from shareholders. The Nominating Committee of the Global Funds currently consists of the following three Trustees appointed by the Board: John A. Fry, Chairperson; Anthony D. Knerr and Lucinda S. Landreth, all of whom are independent. The Nominating Committee held 11 meetings during the Funds' last fiscal year.


GENERAL INFORMATION

         Global Funds is an open-end management investment company. Global Funds was organized as a Maryland corporation on May 30, 1991 and reorganized as a Delaware business trust on November 23, 1999.

         The Manager is the investment manager of the Fund. The Manager also provides investment management services to certain of the other funds available from the Delaware Investments family. The Manager, through a separate division, also manages private investment accounts. While investment decisions of the Fund are made independently from those of the other funds from those of the other funds and accounts, investment decisions for such other funds and accounts may be made at the same time as investment decisions of the Fund.

         The Fund's Board of Trustees is responsible for overseeing the performance of the Funds' investment advisor and determining whether to approve and/or renew the Funds' investment management agreements. When the Board considers whether to renew an investment management agreement, it considers various factors that include:


         The nature, extent and quality of the services provided by the investment advisor.

         The investment performance of the Fund's assets managed by the investment advisor.

         The fair market value of the services provided by the investment advisor.

         Comparative analysis of expense ratios of, and advisory fees paid by, similar funds.

         The extent to which the investment advisor has realized or will realize economies of scale as the fund grows.

         Other benefits accruing to the investment advisor or its affiliates from its relationship with the fund.

         The investment advisor's management of the operating expenses of the Funds, such as transaction costs, including how portfolio transactions for the Funds are conducted and brokers are chosen.

         At its annual contract review meeting (the "Annual Meeting"), the Board of Trustees was presented with information concerning each Delaware Investments service provider to the Funds, including the Manager, the Distributor and the transfer agent, shareholder servicing agent and fund accountant. The Board reviewed materials provided by Delaware Investments concerning the level of service provided to the Funds and both the costs to the Funds and the profit to Delaware Investments. Throughout the prior year, the Board also received regular reports detailing performance, the current investment strategies for the Funds and Fund expenses. In addition, at the Annual Meeting the Board separately received and reviewed independent historical and comparative reports provided by Lipper, Inc. ("Lipper") that analyzed the Funds' performance over a ten-year period, as well as actual and contractual management and total expenses. The reports also provided comparative information for performance and expenses against the Funds' peer mutual funds. In addition to information pertaining to the Funds, the Board also received similar information concerning all of the other investment companies in the Delaware Investments Family of Funds.

         In reviewing the investment management agreements for the Funds, the Board of Trustees considered the Funds' performance relative to their performance goals, peers and benchmark, the investment process and controls used in managing the Funds, the Funds' fees and expenses relative to its peers, the experience and qualifications of personnel responsible for managing the Funds and quality of other services provided to the Funds in addition to investment advice.

         The Board met in executive session to consider the investment management agreements. The independent Trustees also met separately with Lipper. The Board believed that management had effectively communicated with the Board and had been very responsive to the issues raised by the Board during the previous year. The Board was pleased with the current staffing within the Funds' investment advisor during the past year, the emphasis on research, and the compensation system that had been implemented for investment advisory personnel. In particular, the Board noted that management had maintained and, in some instances, increased financial and personnel resources committed to fund management. The Board considered the overall benefits provided by Delaware Investments' strong corporate management and compliance oversight to all funds in the complex.

         In considering the investment performance of the Funds and of comparable mutual funds advised by Delaware, the Board looked at each Fund's performance relative to its peers and benchmark. The performance numbers excerpted from the materials reviewed by the Board below represent annualized total returns and are calculated using a Fund's daily net asset value. Performance numbers assume reinvestment of income distributions and capital gains on the ex-dividend date. The Funds' performance over the past one, three and five year periods ended February 29, 2004 and quartile ranking of each of the Funds compared by Lipper to their respective peer group is as follows. The Funds' performance is ranked within its Lipper Investment Classification/Objective. A fund with the highest performance is ranked first, and a fund with the lowest performance is ranked last. The performance quartile illustrates the quartile position of the Fund within its Lipper Investment Classification/Objective. For purposes of total return, the quartiles are defined as the first quartile is the highest or best 25%; the second quartile is the next 25%; the third quartile is the next 25%; and the fourth quartile is the lowest or worst 25%.



                                                    1 YEAR        3 YEARS        5 YEARS
                                               -----------    -----------    ------------
Delaware International Value Equity Fund             51.14%          5.02%          5.06%
                                               3rd quartile   2nd quartile   2nd quartile
Delaware Emerging Markets Fund                       77.04%         20.81%         18.94%
                                               2nd quartile   2nd quartile   2nd quartile
Delaware International Small Cap Value Fund          64.27%          7.30%          9.53%
                                               4th quartile   2nd quartile   2nd quartile

         In considering the costs of the services to be provided and profits to be realized by Delaware, the Board considered the service fees charged to each Fund and the fair market value of the services provided by Delaware.

         The Board's objective is to limit the total expense ratio of the Funds to an acceptable range as compared to the median of a peer group of comparable mutual funds. The Board took into consideration management's agreement with that objective and the means of implementing that objective, which could include certain types of remedial actions as well as potential future voluntary or contractual expense caps.

         In considering the level of the Funds' expenses, the Board reviewed each Fund's current average for its peers. The Board looked at the advisory fees of each Fund compared to their peer groups and at overall levels of expenses for each of the Funds compared to its respective peer group. Each Fund's quartile rankings (as of each Fund's last fiscal year) for contractual management fees, actual management fees and total expenses were as follows. The fund's expenses are ranked within the Expense Group or Expense Universe. A fund with the lowest expense is ranked first, and a fund with the highest expense is ranked last. The expense quartile illustrates the position of the Fund within the Expense Group or Expense Universe. For purposes of expenses, the quartiles are defined as: the first quartile in the lowest or best 25%; the second quartile is the next 25%; the third quartile is the next 25%; and the fourth quartile is the highest or worst 25%.



                                                 CONTRACTUAL          ACTUAL          TOTAL
                                               MANAGEMENT FEES   MANAGEMENT FEES     EXPENSES
                                               ---------------   ---------------   ------------
Delaware International Value Equity Fund         2nd quartile      2nd quartile    4th quartile
Delaware Emerging Markets Fund                   2nd quartile      1st quartile    1st quartile
Delaware International Small Cap Value Fund      4th quartile      2nd quartile    1st quartile



         The Board found each Fund's fees to be appropriate after considering these factors and generally in line with fees charged to comparable funds in the industry.


         The Distributor acts as national distributor for each of the Funds and for the other mutual funds in the Delaware Investments family. The Distributor ("DDLP") received net commissions from each Fund on behalf of Class A Shares, after allowances to dealers, as follows:


                      DELAWARE INTERNATIONAL VALUE EQUITY FUND
                                   CLASS A SHARES
             ----------------------------------------------------------
                               TOTAL
             FISCAL          AMOUNT OF        AMOUNTS           NET
             YEAR          UNDERWRITING      REALLOWED      COMMISSION
             ENDED          COMMISSIONS      TO DEALERS     TO DDLP/DDI
             ---------     ------------     -----------     -----------
             11/30/04      $    558,365     $   476,284     $    82,081
             11/30/03      $    615,923     $   570,448     $    45,475
             11/30/02      $    253,242     $    21,853     $   231,389

                           DELAWARE EMERGING MARKETS FUND
                                   CLASS A SHARES
             ----------------------------------------------------------
                               TOTAL
             FISCAL          AMOUNT OF        AMOUNTS           NET
             YEAR          UNDERWRITING      REALLOWED      COMMISSION
             ENDED          COMMISSIONS      TO DEALERS     TO DDLP/DDI
             --------      ------------     -----------     -----------
             11/30/04      $    925,835     $   783,863     $   141,972
             11/30/03      $    138,981     $   128,337     $    10,644
             11/30/02      $     25,740     $     3,065     $    22,675

                   DELAWARE INTERNATIONAL SMALL CAP VALUE FUND
                                  CLASS A SHARES
             ----------------------------------------------------------
                              TOTAL
             FISCAL          AMOUNT OF        AMOUNTS           NET
             YEAR          UNDERWRITING      REALLOWED      COMMISSION
             ENDED         COMMISSIONS       TO DEALERS     TO DDLP/DDI
             --------      ------------     -----------     -----------
             11/30/04      $     45,801     $    38,598     $     7,202
             11/30/03      $     80,367     $     4,858     $    75,509
             11/30/02      $     25,038     $     4,014     $    21,024


         The Distributor received in the aggregate Limited CDSC payments with respect to Class A Shares of each Fund as follows:


                               LIMITED CDSC PAYMENTS
             ------------------------------------------------------------
                              DELAWARE       DELAWARE        DELAWARE
                           INTERNATIONAL     EMERGING      INTERNATIONAL
             FISCAL        VALUE EQUITY       MARKETS     SMALL CAP VALUE
             YEAR               FUND           FUND            FUND
             ENDED            A CLASS         A CLASS         A CLASS
             --------      -------------    -----------   ---------------
             11/30/04      $          0     $         0     $         0
             11/30/03      $          0     $         0     $         0
             11/30/02      $      4,000     $         0     $         0


         The Distributor received in the aggregate CDSC payments with respect to Class B Shares of each Fund as follows:


                                   CDSC PAYMENTS
             ------------------------------------------------------------
                              DELAWARE       DELAWARE        DELAWARE
                           INTERNATIONAL     EMERGING      INTERNATIONAL
             FISCAL        VALUE EQUITY       MARKETS     SMALL CAP VALUE
             YEAR               FUND           FUND            FUND
             ENDED            B CLASS         B CLASS         B CLASS
             --------      -------------    -----------   ---------------
             11/30/04      $          0     $    16,185     $     7,350
             11/30/03      $     54,160     $     8,175     $     3,150
             11/30/02      $     77,787     $    10,243     $     2,293


         The Distributor received in the aggregate CDSC payments with respect to Class C Shares of each Fund as follows:


                                   CDSC PAYMENTS
             ------------------------------------------------------------
                              DELAWARE       DELAWARE        DELAWARE
                           INTERNATIONAL     EMERGING      INTERNATIONAL
             FISCAL        VALUE EQUITY       MARKETS       SMALL VALUE
             YEAR               FUND           FUND          CAP FUND
             ENDED            C CLASS         C CLASS         C CLASS
             --------      -------------    -----------    -------------
             11/30/04      $          0     $    20,465     $     1,756
             11/30/03      $      5,073     $     3,376     $        41
             11/30/02      $      6,898     $       424     $         0

         The Transfer Agent, an affiliate of the Manager, acts as shareholder servicing, dividend disbursing and transfer agent for each Fund and for the other mutual funds in the Delaware Investments Family of Funds. The Transfer Agent is paid a fee by each Fund for providing these services consisting of an annual per account charge of $21.25 per annum for each open and closed account on the their records and each account held on a sub-accounting system maintained by firms that hold accounts on an omnibus basis.

         These charges are assessed monthly on a pro rata basis and determined by using the number of accounts maintained as of the last calendar day of each month. Compensation is fixed each year and approved by the Board of Trustees, including a majority of the disinterested trustees.


         The Transfer Agent also provides accounting services to each Fund. Those services include performing all functions related to calculating each Fund's net asset value and providing all financial reporting services, regulatory compliance testing and other related accounting services. For its services, the Transfer Agent is paid a fee based on total assets of all funds in the Delaware Investments Family of Funds for which it provides such accounting services. Such fee is equal to 0.025% multiplied by the total amount of assets in the complex for which the Transfer Agent furnishes accounting services, where such aggregate complex assets are $10 billion or less, and 0.020% of assets if such aggregate complex assets exceed $10 billion. The fees are charged to each Fund and the other mutual funds in the Delaware Investments Family of Funds, on an aggregate pro rata basis. The asset-based fee payable to the Transfer Agent is subject to a minimum fee calculation based on the type and number of classes per Fund.

CAPITALIZATION
         Global Funds has a present unlimited authorized number of shares of beneficial interest with no par value allocated to each of their respective Classes. Each Fund currently offers four classes of shares.

         While shares of Global Funds have equal voting rights, except as noted below, on matters affecting the Funds, each Fund would vote separately on any matter it is directly affected by, such as any change in its fundamental investment policies and as otherwise prescribed by the 1940 Act. Shares of each Fund have a priority in that Fund's assets, and in gains on and income from the portfolio of that Fund. All shares have no preemptive rights, are fully transferable and, when issued, are fully paid and nonassessable.

         Each Class of each Fund represents a proportionate interest in the assets of such Fund and has the same voting and other rights and preferences as the other classes of that Fund, except that shares of a Fund's Institutional Class may not vote on any matter affecting the Fund Classes' Plans under Rule 12b-1. Similarly, as a general matter, shareholders of Class A Shares, Class B Shares, Class C Shares and Class R Shares of a Fund may vote only on matters affecting the 12b-1 Plan that relates to the class of shares that they hold. However, Class B Shares of a Fund may vote on any proposal to increase materially the fees to be paid by a Fund under the 12b-1 Plan relating to its Class A Shares. General expenses of a Fund will be allocated on a pro-rata basis to the respective classes according to asset size, except that expenses of the 12b-1 Plans of each Fund's Class A Shares, Class B Shares, Class C Shares and Class R Shares will be allocated solely to those Classes.

         Prior to September 6, 1994, Delaware International Value Equity Fund A Class was known as Delaware International Equity Fund class and Delaware International Value Equity Fund Institutional Class was known as Delaware International Equity Fund (Institutional) class.

         Effective as of August 16, 1999, the names of the Funds changed as follows. Corresponding changes were also made to each of the Funds' Classes.

      OLD NAME                           NEW NAME AS OF AUGUST 16, 1999
      ------------------------------     -------------------------------------
      International Equity Fund          Delaware International Equity Fund
      Emerging Markets Fund              Delaware Emerging Markets Fund
      International Small Cap Fund       Delaware International Small Cap Fund

         As of November 23, 1999, Delaware Group Global and International Funds, Inc. changed its name to Delaware Group Global and International Funds.

         Effective as of June 28, 2001, the names of the Delaware International Equity Fund and Delaware International Small Cap Fund changed to Delaware International Value Equity Fund and Delaware International Small Cap Value Fund, respectively. Corresponding changes were also made to each of these Fund's Classes.

         Class R Shares of the Fund were initially offered on June 2, 2003.

NONCUMULATIVE VOTING
         ALL SHARES HAVE NONCUMULATIVE VOTING RIGHTS WHICH MEANS THAT THE HOLDERS OF MORE THAN 50% OF GLOBAL FUNDS' SHARES VOTING FOR THE ELECTION OF TRUSTEES CAN ELECT 100% OF THE TRUSTEES IF THEY CHOOSE TO DO SO, AND, IN SUCH EVENT, THE HOLDERS OF THE REMAINING SHARES WILL NOT BE ABLE TO ELECT ANY TRUSTEES.

         This Part B does not include all of the information contained in the Registration Statement which is on file with the SEC.

EURO

         Several European countries are participating in the European Economic and Monetary Union, which established a common European currency for participating countries. This currency is commonly known as the "euro." Each participating country replaced its previous currency with the euro on January 1, 1999. Additional European countries may elect to participate after that date. In addition, full implementation of the euro will extend over a period of several years. Initial implementation of the euro occurred on January 1, 1999 without disruption of services provided to each Fund. Each Fund's service providers cooperated over the implementation weekend and following weeks to reconcile their records and procedures. Going forward, if a Fund is invested in securities of participating countries or countries that elect to participate at a later date, it could be adversely affected if the computer systems used by its applicable service providers are not properly prepared to handle the implementation of this single currency through completion of the process or the adoption of the euro by additional countries in the future.

FINANCIAL STATEMENTS


         Ernst & Young LLP serves as the independent registered public accounting firm for Delaware Group Global Funds and, in its capacity as such, audits the annual financial statements contained in the Funds' Annual Report. Each Fund's Statement of Net Assets, Statement of Operations, Statement of Changes in Net Assets, Financial Highlights and Notes to Financial Statements, as well as the report of Ernst & Young LLP, an independent registered public accounting firm, for the fiscal year ended November 30, 2004 are included in its Annual Report to shareholders. The financial statements, the notes relating thereto, financial highlights and the report of Ernst & Young LLP listed above are incorporated by reference from the Annual Report into this Part B.

APPENDIX A -- DESCRIPTION OF RATINGS

         The Fund has the ability to invest in high-yield, high risk fixed-income securities. The following paragraphs contain excerpts from Moody's and S&P's rating descriptions. These credit ratings evaluate only the safety of principal and interest and do not consider the market value risk associated with high-yield securities.

GENERAL RATING INFORMATION

MOODY'S INVESTORS SERVICE - BOND      Aaa         Bonds which are rated Aaa are judged to be of the best
RATINGS                                           quality. Theycarry the smallest degree of investment risk
                                                  and are generally referred to as "gilt edge." Interest
                                                  payments are protected by a large or by an exceptionally
                                                  stable margin and principal is secure. While the various
                                                  protective elements are likely to change, such changes as
                                                  can be visualized are most unlikely to impair the
                                                  fundamentally strong position of such issues.

                                      Aa          Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise
                                                  what are generally known as high grade bonds. They are rated lower than Aaa bonds because margins of protection may not be as large as in Aaa securities or fluctuation of
                                                  protective elements may be of greater amplitude or there may be other elements which make the long-term risks appear
                                                  somewhat larger than in Aaa securities.

                                      A           Bonds which are rated A possess many favorable investment
                                                  attributes and are considered as upper medium grade
                                                  obligations. Factors giving security to principal and
                                                  interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

                                      Baa         Bonds that are rated Baa are considered medium grade
                                                  obligations, i.e., they are neither highly protected nor
                                                  poorly secured. Interest payments and principal security
                                                  appear adequate for the present but certain protective
                                                  elements may be lacking or may be characteristically
                                                  unreliable over any great length of time. Such bonds lack
                                                  outstanding investment characteristics and in fact have
                                                  speculative characteristics as well.

                                      Ba          Bonds which are rated Ba are judged to have speculative
                                                  elements; their future cannot be considered as well-assured.
                                                  Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during
                                                  both good and bad times over the future. Uncertainty of
                                                  position characterizes bonds in this class.

                                      B           Bonds which are rated B generally lack characteristics of
                                                  the desirable investment. Assurance of interest and
                                                  principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                                      Caa         Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                                      Ca          Bonds which are rated Ca represent obligations which are
                                                  speculative in a high degree. Such issues are often in
                                                  default or have other marked shortcomings.

                                      C           Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

SHORT-TERM DEBT RATINGS
         Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior obligations which have an original maturity not exceeding one year.

P-1 Issuers rated "PRIME-1" or "P-1" (or supporting institutions) have superior ability for repayment of senior short-term debt obligations.

P-2 Issuers rated "PRIME-2" or "P-2" (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.

P-3 Issuers rated "PRIME-3" or "P-3" (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations.

MUNICIPAL NOTE RATINGS
         Issuers or the features associated with Moody's MIG or VMIG ratings are identified by date of issue, date of maturity or maturities or rating expiration date and description to distinguish each rating from other ratings. Each rating designation is unique with no implication as to any other similar issue of the same obligor. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issue's specific structural or credit features.

MIG 1/VMIG 1                          This designation denotes best quality.  There is present strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2                          This designation denotes high quality.  Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3                           This designation denotes favorable quality.  All security elements are accounted for but there is lacking the undeniable strength of the preceding grades.  Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4                          This designation denotes adequate quality.  Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

S&P'S - BOND RATINGS                  AAA         Debt rated AAA has the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay
                                                  principal is extremely strong.

                                      AA          Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues
                                                  only in a small degree.

                                      A           Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the
                                                  adverse effects of changes in circumstances and economic
                                                  conditions than debt in higher rated categories.

                                      BBB         Debt rated BBB is regarded as having an adequate capacity to pay interest an repay principal. Whereas it normally
                                                  exhibits adequate protection parameters, adverse economic
                                                  conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

                                      BB, B,      Debt rated BB, B, CCC or CC is regarded, on balance, as
                                      CCC         predominately speculative with respect to capacity to pay
                                      and CC      interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of
                                                  speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective
                                                  characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                                      C           This rating is reserved for income bonds on which no
                                                  interest is being paid.

                                      D           Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

COMMERCIAL PAPER RATINGS

         S&P's commercial paper ratings are current assessments of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

A-1 The A-1 designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. A plus (+) designation is applied only to those issues rated A-1 which possess an overwhelming degree of safety.

A-2 Capacity for timely payment on issues with the designation A-2 is strong. However, the relative degree of safely is not as high as for issues designated A-1.

A-3 Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

MUNICIPAL NOTE RATINGS
         An S&P municipal note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

         Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

         Sources of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2     Satisfactory capacity to pay principal and interest.

SP-3     Speculative capacity to pay principal and interest.

                                     PART C

                                Other Information


Item 22. Exhibits

     (a)  Agreement and Declaration of Trust.

          (1) Agreement and Declaration of Trust (December 17, 1998) incorporated into this filing by reference to Post-Effective Amendment No. 22 filed November 22, 1999.

          (2) Certificate of Trust (December 17, 1998) incorporated into this filing by reference to Post-Effective Amendment No. 22 filed November 22, 1999.

     (b) By-Laws. Amended and Restated By-Laws (August 19, 2004) incorporated into this filing by reference to Post-Effective Amendment No. 31 filed January 28, 2005.

     (c)  Copies of All Instruments Defining the Rights of Holders.

          (1) Agreement and Declaration of Trust. Articles III, V and VI of Agreement and Declaration of Trust incorporated into this filing by reference to Post-Effective Amendment No. 22 filed November 22, 1999.

          (2) By-Laws. Article II of Amended and Restated By-Laws incorporated into this filing by reference to Post-Effective Amendment No. 31 filed January 28, 2005.

     (d) Investment Management Agreement. Executed Investment Management Agreement (November 23, 1999) between Delaware International Advisers Ltd. and the Registrant on behalf of each Fund incorporated into this filing by reference to Post-Effective Amendment No. 26 filed March 30, 2001.

     (e)  (1) Distribution Agreements.

               (i) Executed Distribution Agreement (May 15, 2003) between Delaware Distributors, L.P. and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 30 filed January 30, 2004.

               (ii) Executed Second Amended Financial Intermediary Distribution
                    Agreement (August 21, 2003) between Lincoln Financial Distributors, Inc. and Delaware Distributors, L. P. on behalf of the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 31 filed January 28, 2005.

          (2) Dealer's Agreement. Dealer's Agreement (January 2001) incorporated into this filing by reference to Post-Effective Amendment No. 28 filed January 30, 2003.

          (3) Vision Mutual Fund Gateway(R) Agreement. Vision Mutual Fund Gateway(R) Agreement (November 2000) incorporated into this filing by reference to Post-Effective Amendment No. 28 filed January 30, 2003.

          (4) Registered Investment Advisers Agreement. Registered Investment Advisers Agreement (January 2001) incorporated into this filing by reference to Post-Effective Amendment No. 28 filed January 30, 2003.

          (5) Bank/Trust Agreement. Bank/Trust Agreement (August 2004) incorporated into this filing by reference to Post-Effective Amendment No. 31 filed January 28, 2005.

     (f)  Inapplicable.

     (g)  Custodian Agreements.

          (1) Executed Custodian Agreement (May 1, 1996) between JPMorgan Chase Bank and the Registrant on behalf of each Fund incorporated into this filing by reference to Post-Effective Amendment No. 14 filed November 27, 1996.

               (i) Executed Letter (July 21, 1997) to add International Small Cap Value Fund to the Custodian Agreement between JPMorgan Chase Bank and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 26 filed March 30, 2001.

               (ii) Executed Amendment to Custodian Agreement (November 20,
                    1997) between JPMorgan Chase Bank and the Registrant on behalf of each Fund incorporated into this filing by reference to Post-Effective Amendment No. 18 filed February 4, 1998.

              (iii) Executed Amendment (July 1, 2001) to Custodian Agreement
                    incorporated into this filing by reference to Post-Effective Amendment No. 28 filed January 30, 2003.

               (iv) Executed Amendment No. 1 to Schedule A of the Custodian
                    Agreement (July 17, 2003) between JPMorgan Chase Bank and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 30 filed January 30, 2004.

          (2) Executed Securities Lending Agreement (December 22, 1998) between JPMorgan Chase Bank and the Registrant on behalf of each Fund incorporated into this filing by reference to Post-Effective Amendment No. 26 filed on March 30, 2001.

               (i) Executed Amendment (October 1, 2002) to the Securities Lending Agreement incorporated into this filing by reference to Post-Effective Amendment No. 28 filed January 30, 2003.

               (ii) Executed Amendment No. 1 to Schedule A of the Securities
                    Lending Agreement (July 17, 2003) between JPMorgan Chase Bank and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 30 filed January 30, 2004.

(h)  Other Material Contracts.

     (1) Executed Shareholders Services Agreement (April 19, 2001) between Delaware Service Company, Inc. and the Registrant on behalf of each Fund incorporated into this filing by reference to Post-Effective Amendment No. 27 filed January 31, 2002.

          (i) Executed Schedule B (September 1, 2004) to Shareholders Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 31 filed January 28, 2005.

          (ii) Executed Letter Amendment (August 23, 2002) to the Shareholder Services Agreement between Delaware Service Company, Inc. and the Registrant incorporated into this filing by reference to Post-Effective Amendment No 30 filed on January 30, 2004.

     (2)  Executed Delaware Group of Funds Accounting Agreement (August 19,
          1996) between Delaware Service Company, Inc. and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 14 filed November 27, 1996.

          (i) Executed Amendment No. 29 (December 1, 2004) to Schedule A of Delaware Investments Family of Funds Fund Accounting Agreement incorporated into this filing by reference to Post-Effective Amendment No. 31 filed January 28, 2005.

          (ii) Executed Schedule B (May 16, 2002) to Delaware Group of Funds Fund Accounting Agreement incorporated into this filing by reference to Post-Amendment No. 28 filed January 30, 2003.

(i) Opinion of Counsel. Incorporated into this filing by reference to Post-Effective Amendment No. 22 filed November 22, 1999.

(j)  Consent and Report of Auditors. Attached as Exhibit.

(k)  Inapplicable.

(l) Undertaking of Initial Shareholder. Incorporated into this filing by reference to Pre-Effective Amendment No. 1 filed August 22, 1991.

(m)  Plans under Rule 12b-1.

     (1) Plan under Rule 12b-1 for Class A (April 19, 2001) incorporated into this filing by reference to Post-Effective Amendment No. 27 filed January 31, 2002.

     (2) Plan under Rule 12b-1 for Class B (April 19, 2001) incorporated into this filing by reference to Post-Effective Amendment No. 27 filed January 31, 2002.

     (3) Plan under Rule 12b-1 for Class C (April 19, 2001) incorporated into this filing by reference to Post-Effective Amendment No. 27 filed January 31, 2002.

     (4) Plan under Rule 12b-1 for Class R (May 1, 2003) incorporated into this filing by reference to Post-Effective Amendment 29 filed May 7, 2003.

(n) Plan under Rule 18f-3. Plan under Rule 18f-3 (May 1, 2003) incorporated into this filing by reference to Post-Effective Amendment 29 filed May 7, 2003.

(o)  Inapplicable.

(p)  Code of Ethics.

     (1) Codes of Ethics for the Delaware Investments' Family of Funds (December 2004) incorporated into this filing by reference to Post-Effective Amendment No. 31 filed January 28, 2005.

     (2) Code of Ethics for Delaware Investments (December 2004) incorporated into this filing by reference to Post-Effective Amendment No. 31 filed January 28, 2005.

     (3) Code of Ethics for Lincoln Financial Distributors, Inc. (June 2004) incorporated into this filing by reference to Post-Effective Amendment No. 31 filed January 28, 2005.

     (4) Code of Ethics for Mondrian Investment Partners (September 2004) incorporated into this filing by reference to Post-Effective Amendment No. 31 filed January 28, 2005.

(q)  Trustees' Power of Attorney. Attached as Exhibit.



Item 23. Persons Controlled by or under Common Control with Registrant.
         None.

Item 24. Indemnification. Article VI of the By-Laws incorporated into this filing by reference to Post-Effective Amendment No. 22 filed November 22, 1999.

Item 25. Business and Other Connections of Investment Advisor.

         Delaware Management Company (the "Manager"), a series of Delaware Management Business Trust, serves as investment manager to the Registrant and also serves as investment manager or sub-advisor to certain of the other funds in the Delaware Investments family (Delaware Group Adviser Funds, Delaware Group Cash Reserve, Delaware Group Equity Funds I, Delaware Group Equity Funds II, Delaware Group Equity Funds III, Delaware Group Equity Funds IV, Delaware Group Equity Funds V, Delaware Group Foundation Funds, Delaware Group Government Fund, Delaware Group Income Funds, Delaware Group Limited-Term Government Funds, Delaware Group State Tax-Free Income Trust, Delaware Group Tax-Free Fund, Delaware Group Tax-Free Money Fund, Delaware Pooled Trust, Delaware VIP Trust, Voyageur Insured Funds, Voyageur Intermediate Tax-Free Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III, Voyageur Tax-Free Funds, Delaware Investments Dividend and Income Fund, Inc., Delaware Investments Global Dividend and Income Fund, Inc., Delaware Investments Arizona Municipal Income Fund, Inc., Delaware Investments Colorado Insured Municipal Income Fund, Inc., Delaware Investments Florida Insured Municipal Income Fund, Delaware Investments Minnesota Municipal Income Fund, Inc., Delaware Investments Minnesota Municipal Income Fund II, Inc. and Delaware Investments Minnesota Municipal Income Fund III, Inc.) as well as to certain non-affiliated registered investment companies. In addition, certain officers of the Manager also serve as trustees of the other Delaware Investments funds, and certain officers are also officers of these other funds. A company indirectly owned by the Manager's parent company acts as principal underwriter to the mutual funds in the Delaware Investments family (see Item 26 below) and another such company acts as the shareholder services, dividend disbursing, accounting servicing and transfer agent for all of the mutual funds in the Delaware Investments family.

          The following persons serving as directors or officers of the Manager have held the following positions during the past two years. Unless noted, the principal business address of the Manager is 2005 Market Street, Philadelphia, PA 19103-7094


                              POSITIONS & OFFICES WITH DELAWARE
NAME AND PRINCIPAL            MANAGEMENT COMPANY AND ITS AFFILIATES
BUSINESS ADDRESS*             AND OTHER POSITIONS & OFFICES HELD
-------------------           --------------------------------------
Jude T. Driscoll              President/Chief Executive
                              Officer and during the past two years has
                              served in similar capacities at
                              affiliates of the Manager.

                              President/Chief Executive Officer and
                              Director, Lincoln National Investment
                              Companies, Inc. and LNC Administrative
                              Services Corporation

                              Director of HYPPCO Finance Company Ltd.


John C. E. Campbell           Executive Vice President/Global Marketing
                              & Client Services and during the past
                              two years has served in similar
                              capacities at affiliates of the Manager.


Patrick P. Coyne              Executive Vice President/Managing Director/
                              Chief Investment Officer - Equity and during
                              the past two years has served in similar
                              capacities at affiliates of the Manager.

                              Executive Vice President/Managing Director/
                              Chief Investment Officer - Fixed Income of
                              Lincoln National Investment Companies, Inc.

                              President and Director of Lincoln National
                              Convertible Securities Fund, Inc. and Lincoln
                              National Income Fund, Inc.


Joseph H. Hastings            Executive Vice President/Treasurer/Controller of
                              Delaware Management Company, Delaware Capital
                              Management, Delaware Lincoln Cash Management (each
                              a series of Delaware Management Business Trust),
                              Delaware Management Holdings, Inc., DMH Corp.,
                              Delaware Investments U.S., Inc., Delaware General
                              Management, Inc., Delaware Management Company,
                              Inc., Delaware Service Company, Inc., Delaware
                              Management Business Trust, Lincoln National
                              Investment Companies, Inc. and LNC Administrative
                              Services Corporation

                              Executive Vice President/Chief Financial
                              Officer/Treasurer and Director of Delaware
                              Management Trust Company

                              Executive Vice President/Chief Financial Officer of Retirement Financial Services, Inc. and each fund in the Delaware Investments Family of Funds

                              Executive Vice President/Interim Chief Financial
                              Officer/Controller of Delaware Investment Advisers
                              (a series of Delaware Management Business Trust)

                              Executive Vice President of Delaware Distributors,
                              Inc. and Delaware Distributors, L.P.



                                POSITIONS & OFFICES WITH DELAWARE
NAME AND PRINCIPAL              MANAGEMENT COMPANY AND ITS AFFILIATES
BUSINESS ADDRESS*               AND OTHER POSITIONS & OFFICES HELD
------------------              ----------------------------------------
Richelle S. Maestro             Executive Vice President/General Counsel/Secretary
                                of Delaware Management Company, Delaware
                                Investment Advisers, Delaware Capital Management
                                and Delaware Lincoln Cash Management (each a
                                series of Delaware Management Business Trust) and
                                each fund in the Delaware Investments Family of Funds

                                Executive Vice President/General Counsel/Secretary and Director/Trustee of Delaware Management
                                Holdings, Inc., DMH Corp., Delaware Investments
                                U.S., Delaware General Management, Inc., Delaware
                                Management Company, Inc., Delaware Service
                                Company, Inc., Delaware Distributors, Inc.,
                                Retirement Financial Services, Inc., Lincoln
                                National Investment Companies, Inc. and LNC
                                Administrative Services Corporation

                                Senior Vice President/General Counsel/Secretary and Director/Trustee of Delaware Management
                                Business Trust and Delaware Distributors, L.P.

                                Senior Vice President/General Counsel/Secretary of
                                Delaware Management Trust Company
                                Vice President/General Counsel of Lincoln National
                                Convertible Securities Fund, Inc. and Lincoln
                                National Income Fund, Inc.

                                General Partner of Tri-R Associates since 1989,
                                10001 Sandmeyer Lane, Philadelphia, PA.

See Yeng Quek                   Executive Vice President/Managing
                                Director/Chief Investment Officer - Fixed
                                Income of Delaware Management Company,
                                Delaware Investment Advisers and Delaware
                                Lincoln Cash Management (each a series of
                                Delaware Management Business Trust) and each
                                fund in the Delaware Investments Family of Funds

                                Executive Vice President/Managing
                                Director/Chief Investment Officer - Fixed
                                Income and Director/Trustee of Delaware
                                Management Holdings, Inc., Delaware
                                Management Business Trust and Lincoln
                                National Investment Companies, Inc.

                                Director/Trustee of DHM Corp., Delaware
                                Investments U.S., Inc., Delaware Management
                                Company, Inc., Delaware Service Company, Inc.
                                and HYPPCO Finance Company Ltd.

Gerald S. Frey                  Managing Director/Chief Investment Officer -
                                Growth Investing of Delaware Management
                                Company, Delaware Investment Advisers,
                                Delaware Capital Management (each a series of
                                Delaware Management Business Trust), Delaware
                                Management Holdings, Inc., Delaware
                                Management Business Trust, Lincoln National
                                Investments Companies, Inc. and each fund in
                                the Delaware Investments Family of Funds

Douglas L. Anderson             Senior Vice President/Operations of Delaware
                                Management Company (a series of Delaware
                                Management Business Trust), Delaware Service
                                Company, Inc., Delaware Distributors, Inc.,
                                Retirement Financial Services, Inc. and
                                Delaware Distributors, L.P.

                                Senior Vice President/Operations and
                                Director of Delaware Management Trust Company

Robert L. Arnold                Senior Vice President/Senior Portfolio Manager of
                                Delaware Management Company, Delaware Investment
                                Advisers and Delaware Capital Management (each a
                                series of Delaware Management Business Trust) and
                                each fund in the Delaware Investments Family of
                                Funds

Marshall T. Bassett             Senior Vice President/Portfolio Manager of
                                Delaware Management Company and Delaware
                                Investment Advisers (each a series of Delaware
                                Management Business Trust)

                                Senior Vice President/Senior Portfolio
                                Manager of each fund in the Delaware
                                Investments Family of Funds


Christopher S. Beck             Senior Vice President/Senior Portfolio Manager of
                                Delaware Management Company, Delaware Investment
                                Advisers, Delaware Capital Management (each a
                                series of Delaware Management Business Trust) and
                                each fund in the Delaware Investments Family of
                                Funds



                              POSITIONS & OFFICES WITH DELAWARE
NAME AND PRINCIPAL            MANAGEMENT COMPANY AND ITS AFFILIATES
BUSINESS ADDRESS*             AND OTHER POSITIONS & OFFICES HELD
-----------------             --------------------------------------------------
Michael P. Bishof             Senior Vice President/Investment Accounting of
                              Delaware Management Company, Delaware Capital
                              Management (each a series of Delaware Management
                              Business Trust), Delaware Service Company, Inc.
                              and Delaware Distributors, L.P.

                              Senior Vice President/Treasurer/Investment
                              Accounting of Delaware Investment Advisers (a series of Delaware Management Business Trust)

                              Senior Vice President/Chief Financial Officer of each fund in the Delaware Investments
                              Family of Funds

                              Chief Financial Officer of Lincoln National
                              Convertible Securities Fund, Inc. and Lincoln
                              National Income Fund, Inc.


Brian L. Murray, Jr.          Senior Vice President/Compliance Director of
                              Delaware Management Company, Delaware Investment
                              Advisers, Delaware Capital Management, Delaware
                              Lincoln Cash Management (each a series of Delaware
                              Management Business Trust

                              Interim Chief Compliance Officer of each fund in the Delaware Investments Family of Funds

                              Senior Vice President/Compliance
                              Director/Assistant Secretary of Delaware
                              Management Trust Company

                              Vice President/Associate General Counsel/Assistant
                              Secretary of Delaware Management Company, Delaware
                              Investment Advisers, Delaware Capital Management
                              (each a series of Delaware Management Business
                              Trust), Delaware Service Company, Inc., Delaware
                              Distributors, Inc., Retirement Financial Services,
                              Inc., Delaware Management Business Trust, Delaware
                              Distributors, L.P., and each fund in the Delaware
                              Investments Family of Funds


Ryan K. Brist                 Senior Vice President/Senior Portfolio Manager of
                              Delaware Management Company, Delaware Investment
                              Advisers (each a series of Delaware Management
                              Business Trust)

                              Executive Vice President/Managing Director/Chief
                              Investment Officer - Fixed Income of each fund in the Delaware Investments Family of Funds

                              Executive Vice President/Managing Director/Co-Head
                              - Fixed Income of Delaware Management Company,
                              Delaware Investment Advisers and Delaware Lincoln
                              Cash Management (each a series of Delaware
                              Management Business Trust) and each fund in the Delaware Investments Family of Funds

                              Vice President of Lincoln National Income Fund, Inc.

Timothy G. Connors            Senior Vice President/Chief Investment Officer -
                              Value Investing of Delaware Management Company,
                              Delaware Investment Advisers (each a series of
                              Delaware Management Business Trust), Delaware
                              Management Holdings, Inc., Delaware Management
                              Business Trust, Lincoln National Investment
                              Companies, Inc. and each fund in the Delaware
                              Investments Family of Funds

Nancy M. Crouse               Senior Vice President/Senior Portfolio Manager of
                              Delaware Management Company, Delaware Investment
                              Advisers (each a series of Delaware Management
                              Business Trust) and each fund in the Delaware
                              Investment Family of Funds

George E. Deming              Senior Vice President/Senior Portfolio Manager of
                              Delaware Management Company, Delaware Investment
                              Advisers (each a series of Delaware Management
                              Business Trust) and each fund in the Delaware
                              Investments Family of Funds

                              Director of Delaware International Advisers Ltd.


                              POSITIONS & OFFICES WITH DELAWARE
NAME AND PRINCIPAL            MANAGEMENT COMPANY AND ITS AFFILIATES
BUSINESS ADDRESS*             AND OTHER POSITIONS & OFFICES HELD
-----------------             --------------------------------------------------


Robert J. DiBraccio           Senior Vice President/Head of Equity Trading of
                              Delaware Management Company, Delaware Investment
                              Advisers and Delaware Capital Management (each a
                              series of Delaware Management Business Trust)


John B. Fields                Senior Vice President/Senior Portfolio Manager of
                              Delaware Management Company, Delaware Investment
                              Advisers (each a series of Delaware Management
                              Business Trust) and each fund in the Delaware
                              Investments Family of Funds

                              Trustee of Delaware Management Business Trust


Jonathan Hatcher              Senior Vice President/Senior Fixed Income Analyst
                              III of Delaware Management Company, Delaware
                              Investment Advisers (each a series of Delaware
                              Management Business Trust)

                              Senior Vice President/Senior Research Analyst of each fund in the Delaware Investments Family of Funds

                              Vice President/Senior High Yield Analyst of
                              Delaware Investment Advisers (a series of Delaware
                              Management Business Trust)


Carolyn McIntyre(1)           Senior Vice President/Human Resources of Delaware
                              Management Company, Delaware Investment Advisers,
                              Delaware Capital Management, Delaware Lincoln Cash
                              Management (each a series of Delaware Management
                              Business Trust), Delaware Management Holdings,
                              Inc., DMH Corp., Delaware General Management,
                              Inc., Delaware Management Business Trust and
                              Lincoln National Investment Companies, Inc.


Susan L. Natalini             Senior Vice President/Global Marketing & Client
                              Services of Delaware Management Company and
                              Delaware Investment Advisers (each a series of
                              Delaware Management Business Trust)


D. Tysen Nutt(2)              Senior Vice President/Head of Large Cap Value of
                              each fund in the Delaware Investments Family of Funds


Francis X. Morris             Director - Fundamental Research/Senior Portfolio
                              Manager of Delaware Management Company (a series
                              of Delaware Management Business Trust)

                              Senior Vice President/Senior Portfolio Manager of
                              Delaware Investment Advisers (a series of Delaware
                              Management Business Trust) and each fund in the Delaware Investments Family of Funds

                              Vice President/Senior Portfolio Manager of
                              Delaware General Management, Inc.

                              Vice President/Senior Equity Analyst of Delaware
                              Capital Management (a series of Delaware
                              Management Business Trust)



John J. O'Connor              Senior Vice President/Investment Accounting of
                              Delaware Management Company (a series of
                              Delaware Management Business Trust) and
                              Delaware Service Company, Inc.

                              Senior Vice President/Investment
                              Accounting/Assistant Treasurer of Delaware
                              Investment Advisers (a series of Delaware
                              Management Business Trust)

                              Senior Vice President/Treasurer of each fund in the Delaware Investments Family of Funds


Philip R. Perkins(3)          Senior Vice President/Senior Portfolio Manager of
                              Delaware Management Company and Delaware
                              Investment Adviser (each a series of Delaware
                              Management Business Trust)


Timothy L. Rabe               Senior Vice President/Senior Portfolio Manager of
                              Delaware Management Company, Delaware Investment
                              Advisers (each a series of Delaware Management
                              Business Trust) and each fund in the Delaware
                              Investments Family of Funds


Upender V. Rao                Senior Vice President/Senior Portfolio Manager of
                              each fund in the Delaware Investments Family of
                              Funds



                              POSITIONS & OFFICES WITH DELAWARE
NAME AND PRINCIPAL            MANAGEMENT COMPANY AND ITS AFFILIATES
BUSINESS ADDRESS*             AND OTHER POSITIONS & OFFICES HELD
-----------------             --------------------------------------------------

Paul M. Ross                  Senior Vice President/Global Marketing & Client
                              Services of Delaware Management Company and
                              Delaware Investment Advisers (each a series of
                              Delaware Management Business Trust)

James L. Shields              Senior Vice President/Chief Information Officer of
                              Delaware Management Company, Delaware Investment
                              Advisers, Delaware Capital Management (each a
                              series of Delaware Management Business Trust),
                              Delaware Service Company, Inc., Retirement
                              Financial Services, Inc. and Delaware
                              Distributors, L.P.

Ward W. Tatge                 Senior Vice President/Director of Fixed Income
                              Research of Delaware Management Company, Delaware
                              Investment Advisers (each a series of Delaware
                              Management Business Trust) and each fund in the
                              Delaware Investments Family of Funds

Gary T. Abrams                Vice President/Equity Trader of Delaware
                              Management Company and Delaware Investment
                              Advisers (each a series of Delaware Management
                              Business Trust)

Christopher S. Adams          Vice President/Portfolio Manager/Senior Equity
                              Analyst of Delaware Management Company (a series
                              of Delaware Management Business Trust) and each
                              fund in the Delaware Investments Family of Funds

                              Vice President/Senior Equity Analyst I of Delaware
                              Investment Advisers (a series of Delaware
                              Management Business Trust)

Fred C. Aldridge, Jr.         Vice President/Special Counsel to
                              Directors/Trustees of each fund in the Delaware
                              Investments Family of Funds

Renee E. Anderson             Vice President/Portfolio Manager/Senior Equity
                              Analyst II of Delaware Management Company (a
                              series of Delaware Management Business Trust) and
                              each fund in the Delaware Investments Family of
                              Funds

Damon J. Andres               Vice President/Senior Fixed Income Portfolio
                              Manager I of Delaware Management Company (a series
                              of Delaware Management Business Trust)

                              Vice President/Senior Portfolio Manager of each fund in the Delaware Investments Family of Funds

                              Vice President/Portfolio Manager of Delaware
                              Investment Advisers (a series of Delaware
                              Management Business Trust)

                              Vice President of Lincoln National Convertible
                              Securities Fund, Inc.

Joseph R. Baxter              Vice President/Portfolio Manager of Delaware
                              Management Company, Delaware Investment Advisers
                              (each a series of Delaware Management Business
                              Trust)

                              Senior Vice President/Head of Municipal Bond
                              Investments of each fund in the Delaware
                              Investments Family of Funds

Richard E. Biester            Vice President/Equity Trader of Delaware
                              Management Company and Delaware Investment
                              Advisers (each a series of Delaware Management
                              Business Trust)

Vincent A. Brancaccio         Vice President/Senior Equity Trader of Delaware
                              Management Company and Delaware Investment
                              Advisers (each a series of Delaware Management
                              Business Trust)

Michael P. Buckley            Vice President/Portfolio Manager/Director of
                              Municipal Research of Delaware Management Company
                              and Delaware Investment Advisers (each a series of
                              Delaware Management Business Trust)

                              Vice President/Portfolio Manager/Senior Municipal
                              Bond Analyst of each fund in the Delaware
                              Investments Family of Funds

MaryEllen M. Carrozza         Vice President/Client Services of Delaware
                              Management Company, Delaware Investment Advisers
                              (each a series of Delaware Management Business
                              Trust), Delaware General Management, Inc. and each
                              fund in the Delaware Investments Family of Funds

Steven G. Catricks            Vice President/Equity Analyst II of each fund in
                              the Delaware Investments Family of Funds



                              POSITIONS & OFFICES WITH DELAWARE
NAME AND PRINCIPAL            MANAGEMENT COMPANY AND ITS AFFILIATES
BUSINESS ADDRESS*             AND OTHER POSITIONS & OFFICES HELD
-----------------             --------------------------------------------------

Stephen R. Cianci             Senior Vice President/Senior Portfolio Manager of
                              Delaware Management Company, Delaware Investment
                              Advisers (each a series of Delaware Management
                              Business Trust) and each fund in the Delaware
                              Investments Family of Funds

                              Vice President/Portfolio Manager of Delaware
                              Capital Management (a series of Delaware
                              Management Business Trust)

Robert F. Collins(4)          Vice President/Senior Portfolio Manager of each
                              fund in the Delaware Investments Family of Funds

David F. Connor               Vice President/Deputy General Counsel/Assistant
                              Secretary of Delaware Management Company, Delaware
                              Investment Advisers, Delaware Capital Management,
                              Delaware Lincoln Cash Management (each a series of
                              Delaware Management Business Trust), Delaware
                              Management Holdings, Inc., DMH Corp., Delaware
                              Investments U.S., Inc., Delaware Management
                              Company, Inc., Delaware Service Company, Inc.,
                              Delaware Distributors, Inc. Retirement Financial
                              Services, Inc., Delaware Management Trust Company,
                              Delaware Management Business Trust, Delaware
                              Distributors, L.P., Lincoln National Investment
                              Companies, Inc., LNC Administrative Services
                              Corporation and each fund in the Delaware
                              Investments Family of Funds

                              Secretary of Lincoln National Convertible
                              Securities Fund, Inc. and Lincoln National Income
                              Fund, Inc.

Joseph F. DeMichele           Vice President/High Grade Trading of Delaware
                              Management Company (a series of Delaware
                              Management Business Trust)

                              Vice President/Senior High Grade Trading of
                              Delaware Investment Advisers (a series of Delaware
                              Management Business Trust)

Joel A. Ettinger              Vice President/Taxation of Delaware Management
                              Company, Delaware Investment Advisers, Delaware
                              Capital Management, Delaware Lincoln Cash
                              Management (each a series of Delaware Management
                              Business Trust), Delaware Management Holdings,
                              Inc., DMH Corp., Delaware General Management,
                              Inc., Delaware Management Company, Inc., Delaware
                              Service Company, Inc., Delaware Distributors, Inc.
                              Retirement Financial Services, Inc., Delaware
                              Management Business Trust, Delaware Distributors,
                              L.P., Lincoln National Investment Companies, Inc.,
                              LNC Administrative Services Corporation and each
                              fund in the Delaware Investments Family of Funds

Phoebe W. Figland             Vice President/Investment Accounting of Delaware
                              Management Company (a series of Delaware
                              Management Business Trust), Delaware Service
                              Company, Inc. and each fund in the Delaware
                              Investments Family of Funds

Joseph Fiorilla               Vice President/Trading Operations of Delaware
                              Management Company and Delaware Investment
                              Advisers (each a series of Delaware Management
                              Business Trust)

Charles E. Fish               Vice President/Senior Equity Trader of Delaware
                              Management Company and Delaware Investment
                              Advisers (each a series of Delaware Management
                              Business Trust)

Clifford M. Fisher            Vice President/Senior Bond Trader of Delaware
                              Management Company and Delaware Investment
                              Advisers (each a series of Delaware Management
                              Business Trust)

Denise A. Franchetti          Vice President/Portfolio Manager/Municipal Bond
                              Credit Analyst of Delaware Management Company,
                              Delaware Investment Advisers (each a series of
                              Delaware Management Business Trust) and each fund
                              in the Delaware Investments Family of Funds

Brian Funk                    Vice President/Senior High Yield Analyst of
                              Delaware Management Company, Delaware Investment
                              Advisers (each a series of Delaware Management
                              Business Trust) and each fund in the Delaware
                              Investments Family of Funds

James A. Furgele              Vice President/Investment Accounting of Delaware
                              Management Company, Delaware Investment Advisers
                              (each a series of Delaware Management Business
                              Trust), Delaware Service Company, Inc. and each
                              fund in the Delaware Investments Family of Funds

Brent C. Garrells             Vice President/ High Yield Analyst of Delaware
                              Management Company, Delaware Investment Advisers
                              (each a series of Delaware Management Business
                              Trust) and each fund in the Delaware Investments
                              Family of Funds

                             POSITIONS & OFFICES WITH DELAWARE
NAME AND PRINCIPAL           MANAGEMENT COMPANY AND ITS AFFILIATES
BUSINESS ADDRESS*            AND OTHER POSITIONS & OFFICES HELD
-----------------             --------------------------------------------------
Daniel V. Geatens            Vice President/Investment Accounting of Delaware
                             Management Company (a series of Delaware
                             Management Business Trust), Delaware Service
                             Company, Inc. and each fund in the Delaware
                             Investments Family of Funds

Stuart M. George             Vice President/Equity Trader of Delaware
                             Management Company and Delaware Investment
                             Advisers (each a series of Delaware Management
                             Business Trust)

Barry Gladstein              Vice President/Portfolio Analyst of Delaware
                             Management Company and Delaware Investment
                             Advisers (a series of Delaware Management Business
                             Trust)

                             Vice President/Equity Analyst of Delaware Capital
                             Management (a series of Delaware Management
                             Business Trust) and each fund in the Delaware
                             Investments Family of Funds

Paul Grillo                  Vice President/Senior Portfolio Manager of
                             Delaware Management Company, Delaware Investment
                             Advisers (each a series of Delaware Management
                             Business Trust) and each fund in the Delaware
                             Investments Family of Funds

                             Vice President/Portfolio Manager of Delaware
                             Capital Management (a series of Delaware
                             Management Business Trust)

Brian T. Hannon              Vice President/Equity Analyst of Delaware
                             Management Company, Delaware Investment Advisers
                             (each a series of Delaware Management Business
                             Trust)

                             Vice President/Senior Portfolio Manager of each fund in the Delaware Investments Family of Funds

Michael E. Hughes            Vice President/Senior Equity Analyst I of each
                             fund in the Delaware Investments Family of Funds

Jeffrey W. Hynoski           Vice President/Portfolio Manager of Delaware
                             Management Company, Delaware Investment Advisers
                             (each a series of Delaware Management Business
                             Trust) and each fund in the Delaware Investments
                             Family of Funds

Jordan L. Irving(5)          Vice President/Senior Portfolio Manager of each
                             fund in the Delaware Investments Family of Funds

Cynthia Isom                 Vice President/Portfolio Manager of Delaware
                             Management Company, Delaware Investment Advisers
                             (each a series of Delaware Management Business
                             Trust) and each fund in the Delaware Investments
                             Family of Funds

Kenneth R. Jackson           Vice President/Equity Analyst of Delaware
                             Management Company, Delaware Investment Advisers
                             (each a series of Delaware Management Business
                             Trust) and each fund in the Delaware Investments
                             Family of Funds

Roseanne L. Kropp            Vice President/Senior Equity Analyst II - High
                             Yield of each fund in the Delaware Investments
                             Family of Funds

Nikhil G. Lalvani            Vice President/Senior Equity Analyst I of each
                             fund in the Delaware Investments Family of Funds

Steven T. Lampe              Vice President/Portfolio Manager of Delaware
                             Management Company, Delaware Investment Advisers,
                             Delaware Capital Management (each a series of
                             Delaware Management Business Trust) and each fund
                             in the Delaware Investments Family of Funds

Anthony A. Lombardi(6)       Vice President/Senior Portfolio Manager of each
                             fund in the Delaware Investments Family of Funds

Andrew M. McCullagh, Jr.     Vice President/Senior Portfolio Manager of
                             Delaware Management Company, Delaware Investment
                             Advisers (each a series of Delaware Management
                             Business Trust) and each fund in the Delaware
                             Investments Family of Funds

Michael S. Morris            Vice President/Portfolio Manager of Delaware
                             Management Company and Delaware Investment
                             Advisers (each a series of Delaware Management
                             Business Trust)

                             Vice President/Senior Equity Analyst of each fund in the Delaware Investments Family of Funds

John R. Murray               Vice President/Senior Equity Analyst of Delaware
                             Management Company (a series of Delaware
                             Management Business Trust)

Patrick J. O'Brien           Vice President/Equity Analyst of each fund in the
                             Delaware Investments Family of Funds

                             POSITIONS & OFFICES WITH DELAWARE
NAME AND PRINCIPAL           MANAGEMENT COMPANY AND ITS AFFILIATES
BUSINESS ADDRESS*            AND OTHER POSITIONS & OFFICES HELD
-----------------             --------------------------------------------------
David P. O'Connor            Vice President/Associate General Counsel/Assistant
                             Secretary of Delaware Management Company, Delaware
                             Investment Advisers, Delaware Capital Management,
                             Delaware Lincoln Cash Management (each a series of
                             Delaware Management Business Trust), Delaware
                             Management Holdings, Inc., DMH Corp., Delaware
                             Investments U.S., Inc., Delaware General
                             Management, Inc., Delaware Management Company,
                             Inc., Delaware Service Company, Inc., Delaware
                             Distributors, Inc. Retirement Financial Services,
                             Inc., Delaware Management Business Trust, Delaware
                             Distributors, L.P., Lincoln National Investment
                             Companies, Inc., LNC Administrative Services
                             Corporation and each fund in the Delaware
                             Investments Family of Funds

Philip O. Obazee             Vice President/Derivatives Manager of Delaware
                             Management Company, Delaware Investment Advisers
                             (each a series of Delaware Management Business
                             Trust) and each fund in the Delaware Investments
                             Family of Funds

Donald G. Padilla            Vice President/Equity Analyst II of Delaware
                             Management Company and Delaware Investment
                             Advisers (each a series of Delaware Management
                             Business Trust)

                             Vice President/Equity Analyst II of each fund in the Delaware Investments Family of Funds

Richard Salus                Vice President/Deputy Controller of Delaware
                             Management Company, Delaware Investment Advisers,
                             Delaware Capital Management, Delaware Lincoln Cash
                             Management (each a series of Delaware Management
                             Business Trust), Delaware Management Holdings,
                             Inc., DMH Corp., Delaware Investments U.S., Inc.,
                             Delaware General Management, Inc., Delaware
                             Management Company, Inc., Lincoln National
                             Investment Companies, Inc., LNC Administrative
                             Services Corporation and LNC Administrative
                             Services Corporation

                             Vice President/Assistant Controller of Delaware
                             Service Company, Inc., Delaware Distributors,
                             Inc., Retirement Financial Services, Inc.,
                             Delaware Management Trust Company, Delaware
                             Management Business Trust and Delaware
                             Distributors, L.P.

Kevin C. Schildt             Vice President/Senior Municipal Credit Analyst of
                             Delaware Management Company and Delaware
                             Investment Advisers (each a series of Delaware
                             Management Business Trust)

                             Vice President/Senior Research Analyst of each fund in the Delaware Investments Family of Funds

Richard D. Seidel            Vice President/Assistant Controller/Manager -
                             Payroll of Delaware Management Company, Delaware
                             Investment Advisers, Delaware Lincoln Cash
                             Management (each a series of Delaware Management
                             Business Trust), Delaware Investments, U.S.,
                             Delaware General Management, Inc., Delaware
                             Management Company, Inc., Delaware Distributors,
                             Inc., Retirement Financial Services, Inc.,
                             Delaware Management Business Trust, Lincoln
                             Investment Companies, Inc. and LNC Administrative
                             Services Corporation

                             Vice President/Assistant Treasurer of Delaware
                             Capital Management (a series of Delaware
                             Management Business Trust), Delaware Management
                             Holdings, Inc., DHM Corp., Delaware Service
                             Company, Inc. and Delaware Distributors, L.P.

Thomas Socha                 Vice President/Senior Fixed Income Analyst of each
                             fund in the Delaware Investments Family of Funds

Brenda L. Sprigman           Vice President/Business Manager - Fixed Income of
                             Delaware Management Company and Delaware
                             Investment Advisers (each a series of Delaware
                             Management Business Trust)

Matthew J. Stephens          Vice President/Senior High Grade Analyst of
                             Delaware Management Company, Delaware Investment
                             Advisers (each a series of Delaware Management
                             Business Trust) and each fund in the Delaware
                             Investments Family of Funds

David E. Sulpizi             Vice President/Senior Fixed Income Analyst of each
                             fund in the Delaware Investments Family of Funds

Michael T. Taggart           Vice President/Facilities & Administrative
                             Services of Delaware Management Company, Delaware
                             Investment Advisers (each a series of Delaware
                             Management Business Trust), Delaware Service
                             Company, Inc., Delaware Distributors, Inc. and
                             Delaware Distributors, L.P.


                             POSITIONS & OFFICES WITH DELAWARE
NAME AND PRINCIPAL           MANAGEMENT COMPANY AND ITS AFFILIATES
BUSINESS ADDRESS*            AND OTHER POSITIONS & OFFICES HELD
-----------------             --------------------------------------------------


Matthew Todorow(7)           Vice President/Portfolio Manager of Delaware
                             Management Company, Delaware Investment Advisers
                             (each a series of Delaware Management Business
                             Trust) and each fund in the Delaware Investments
                             Family of Funds


Robert A. Vogel, Jr.(8)      Vice President/Senior Portfolio Manager of each
                             fund in the Delaware Investments Family of Funds


Lori P. Wachs                Vice President/Portfolio Manager of Delaware
                             Management Company, Delaware Investment Advisers
                             (each a series of Delaware Management Business
                             Trust) and each fund in the Delaware Investments
                             Family of Funds


Laura A. Wagner              Vice President/Investment Accounting of Delaware
                             Management Company (a series of Delaware
                             Management Business Trust), Delaware Service
                             Company, Inc. and each fund in the Delaware
                             Investments Family of Funds


Chris Welker                 Vice President/Senior High Grade Trader of
                             Delaware Management Company and Delaware
                             Investment Advisers (each a series of Delaware
                             Management Business Trust)


James J. Wright              Vice President/Senior Equity Analyst of Delaware
                             Management Company, Delaware Investment Advisers
                             (each a series of Delaware Management Business
                             Trust) and each fund in the Delaware Investments
                             Family of Funds


Erik E. Zipf                 Vice President/Equity Analyst II of each fund in
                             the Delaware Investments Family of Funds




(1)  HEAD OF HUMAN RESOURCES, Lincoln Life, 2001-2003.

(2)  MANAGING DIRECTOR/U.S. ACTIVE LARGE-CAP VALUE TEAM, Merrill Lynch,
     1994-2004.

(3)  MANAGING DIRECTOR/GLOBAL MARKETS, Deutsche Bank, 1998-2003.

(4)  CO-MANAGER, PNC Advisors, 2000-2004.

(5)  VICE PRESIDENT/U.S. ACTIVE LARGE-CAP VALUE TEAM, Merrill Lynch, 1998-2004.

(6)  DIRECTOR/U.S. ACTIVE LARGE-CAP VALUE TEAM, Merrill Lynch, 1998-2004.

(7) EXECUTIVE DIRECTOR/PORTFOLIO MANAGER, Morgan Stanley Investment Management, 1994-2003.

(8)  DIRECTOR/U.S. ACTIVE LARGE-CAP VALUE TEAM, Merrill Lynch, 1992-2004.

----------

*    Business address is 2005 Market Street, Philadelphia, PA 19103-7094

     Information regarding the directors and officers of Mondrian Investment Partners Limited ("Mondrian") and the positions held with the Registrant during the past two years is provided below. Unless noted, the principal business address of Mondrian is Third Floor, 80 Cheapside, London, England EC2V 6EE.



NAME AND PRINCIPAL BUSINESS ADDRESS    POSITIONS & OFFICES WITH MONDRIAN AND ITS AFFILIATES AND OTHER POSITIONS & OFFICES HELD
-----------------------------------    ----------------------------------------------------------------------------------------

David G. Tilles                        Managing Director, Chief Investment Officer and Director of Mondrian Investment Partners
                                       Limited

Elizabeth A. Desmond                   Regional Research Director and Director of Mondrian Investment Partners Limited


John Emberson                          Chief Operating Officer, Finance Director and Director of Mondrian Investment Partners
                                       Limited

Clive A. Gillmore                      Deputy Managing Director and Director of Mondrian Investment Partners Limited


John Kirk                              Investment Director and Director of Mondrian Investment Partners Limited


G. Roger H. Kitson                     Director (Non-executive) of Mondrian Investment Partners Limited


Nigel G. May                           Regional Research Director and Director of Mondrian Investment Partners Limited


Christopher A. Moth                    Chief Investment Officer - Global Fixed Income & Currencies and Director of Mondrian
                                       Investment Partners Limited


Hamish O. Parker                       Investment Director and Director of Mondrian Investment Partners Limited


Robert Akester                         Senior Portfolio Manager of Mondrian Investment Partners Limited


Fiona A. Barwick                       Senior Portfolio Manager of Mondrian Investment Partners Limited


Joanna Bates                           Senior Portfolio Manager of Mondrian Investment Partners Limited


Ormala Krishnan                        Senior Portfolio Manager of Mondrian Investment Partners Limited


Emma R. E. Lewis                       Senior Portfolio Manager of Mondrian Investment Partners Limited


Hugh A. Serjeant                       Senior Portfolio Manager of Mondrian Investment Partners Limited



NAME AND PRINCIPAL BUSINESS ADDRESS    POSITIONS & OFFICES WITH MONDRIAN AND ITS AFFILIATES AND OTHER POSITIONS & OFFICES HELD
-----------------------------------    ----------------------------------------------------------------------------------------

James S. Beveridge                     Senior Trading Manager of Mondrian Investment Partners Limited


Len Johnson                            Senior Vice President/Client Services of Mondrian Investment Partners Limited


Nigel A. Bliss                         Portfolio Manager of Mondrian Investment Partners Limited


Ginny Chong                            Portfolio Manager of Mondrian Investment Partners Limited


Ian Cooke                              Interim Finance Manager of Mondrian Investment Partners Limited


Richard J. Ginty                       Portfolio Manager of Mondrian Investment Partners Limited


Frances Lake                           Portfolio Manager of Mondrian Investment Partners Limited


Russell J. Mackie                      Portfolio Manager of Mondrian Investment Partners Limited


Andrew Miller                          Portfolio Manager of Mondrian Investment Partners Limited


Dan Philps                             Portfolio Manager of Mondrian Investment Partners Limited


Jason R. Andrews                       Manager, Investment Administration of Mondrian Investment Partners Limited


John L. Barrett                        Chief Compliance Officer of Mondrian Investment Partners Limited


Graham Evans                           Personnel/Premises Manager of Mondrian Investment Partners Limited


Paul J. Fourne(l)                      IT Manager of Mondrian Investment Partners Limited


Jane Goss                              General Counsel and Company Secretary of Mondrian Investment Partners Limited


Brian Heywood                          Implementation Manager of Mondrian Investment Partners Limited


Jennifer E. Phimister                  Manager, Client Services of Mondrian Investment Partners Limited


Warren D. Shirvell                     Head of Operations of Mondrian Investment Partners Limited


Natalie Stone                          Trader of Mondrian Investment Partners Limited


Arthur van Hoogstraten                 I.T. Programme Manager of Mondrian Investment Partners Limited


Item 26.  Principal Underwriters.

          (a)(1) Delaware Distributors, L.P. serves as principal underwriter for all the mutual funds in the Delaware Investments Family of Funds.

          (b)(1) Information with respect to each officer or partner of the principal underwriter and the Registrant is provided below. Unless noted, the principal business address of Delaware Distributors, L.P. is 2005 Market Street, Philadelphia, PA 19103-7094.


NAME & PRINCIPAL BUSINESS ADDRESS            POSITIONS & OFFICES WITH UNDERWRITER      POSITIONS & OFFICES WITH REGISTRANT
---------------------------------            ------------------------------------      -----------------------------------

Delaware Distributors, Inc.                  General Partner                           None


Delaware Capital Management                  Limited Partner                           None


Delaware Investment Advisers                 Limited Partner                           None


Kevin J. Lucey                               President/Chief Executive Officer         None


Joseph H. Hastings                           Executive Vice President                  Executive Vice President/Chief
                                                                                       Financial Officer

Joanne O. Hutcheson                          Executive Vice President                  None


Richelle S. Maestro                          Executive Vice President/General          Executive Vice President/General
                                             Counsel/ Secretary                        Counsel/ Secretary (Chief Legal Officer)


Philip N. Russo                              Executive Vice President/Chief            None
                                             Financial Officer


Diane M. Anderson                            Senior Vice President/Retirement          None
                                             Operations


Douglas L. Anderson                          Senior Vice President/Operations          None


Michael P. Bishof                            Senior Vice President/Investment          Senior Vice President/Treasurer
                                             Accounting




NAME & PRINCIPAL BUSINESS ADDRESS            POSITIONS & OFFICES WITH UNDERWRITER      POSITIONS & OFFICES WITH REGISTRANT
---------------------------------            ------------------------------------      -----------------------------------


Thomas M. McConnell                          Senior Vice President/Senior 529 Plans    None
                                             Product Manager


Carolyn McIntyre                             Senior Vice President/Human Resources     None


Daniel J. Perullo                            Senior Vice President/Eastern Director,   None
                                             Institutional Sales


Robert E. Powers                             Senior Vice President/Senior Domestic     None
                                             Sales Manager


James L. Shields                             Senior Vice President/Chief Information   None
                                             Officer


Trevor M. Blum                               Vice President/Senior Consulting          None
                                             Relationship Manager


Elisa C. Colkitt                             Vice President/Broker Dealer Operations   None
                                             & Service Support


David F. Connor                              Vice President/Deputy General             Vice President/Deputy General
                                             Counsel/Assistant Secretary               Counsel/Assistant Secretary


Joel A. Ettinger                             Vice President/Taxation                   Vice President/Taxation


Susan T. Friestedt                           Vice President/Retirement Services        None


Edward M. Grant                              Vice President/Defined Contribution       None
                                             Sales Manager


Jeffrey M. Kellogg                           Vice President/Senior Product             None
                                             Manager/Communications Manager


Kevin S. Lee                                 Vice President/Assistant Controller       None


Brian L. Murray, Jr.                         Senior Vice President/Chief Compliance    Senior Vice President/Chief Compliance
                                             Officer                                   Officer


David P. O'Connor                            Vice President/Associate General          Vice President/Associate General
                                             Counsel/Assistant Secretary               Counsel/Assistant Secretary


Robinder Pal                                 Vice President/Senior Retail e-Business   None
                                             / Production Services Manager


Richard  Salus                               Vice President/Deputy Controller          None


Richard D. Seidel                            Vice President/Assistant Treasurer        None


Theresa L. Sabol                             Vice President/Defined Contribution       None
                                             Sales Manager


Michael T. Taggart                           Vice President/Facilities &               None
                                             Administrative Services




        (a)(2) Lincoln Financial Distributors, Inc. ("LFD") serves as financial intermediary wholesaler for all the mutual funds in the Delaware Investments Family of Funds.

        (b)(2) Information with respect to each officer or partner of LFD and the Registrant is provided below. Unless noted, the principal business address of LFD is 2001 Market Street, Philadelphia, PA 19103-7055.



NAME & PRINCIPAL BUSINESS ADDRESS        POSITIONS & OFFICE WITH LFD                   POSITIONS & OFFICES WITH REGISTRANT
---------------------------------        ---------------------------                   -----------------------------------

Westley V. Thompson                      President/Chief Executive Officer and         None
                                         Director


David M. Kittredge                       Senior Vice President and Director            None


Terrance Mullen                          Senior Vice President                         None


Donald Roberson                          Senior Vice President                         None


Margaret Skinner                         Senior Vice President                         None


Patrick J. Caulfield(1)                  Vice President/Chief Compliance Officer       None


Frederick J. Crawford(2)                 Vice President/Treasurer                      None


Daniel P. Hickey(2)                      Vice President                                None


Rochelle Krombolz                        Vice President                                None


William Lamoin                           Vice President                                None


Gregory Smith                            Vice President                                None


Michael S. Smith                         Vice President, Chief Financial Officer       None
                                         and Chief Administrative Officer


Joyce L. Byrer(3)                        Secretary                                     None


----------

(1)  350 Church Street, Hartford, CT 06103

(2)  1500 Market Street, Philadelphia, PA 19103

(3)  1300 Clinton Street, Fort Wayne, IN 46802


           (c)  Not Applicable.


Item 27.       Location of Accounts and Records.

     All accounts and records are maintained in Philadelphia at 2005 Market Street, Philadelphia, PA 19103-7094.


Item 28.       Management Services.  None.


Item 29.       Undertakings.  Not Applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Philadelphia, Commonwealth of Pennsylvania on this 30th day of March, 2005.

                                DELAWARE GROUP GLOBAL AND INTERNATIONAL FUNDS

                                By: Jude T. Driscoll
                                   ------------------------------------------
                                    Jude T. Driscoll
                                    Chairman


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:


Signature                                 Title                                                            Date
---------                                 -----                                                            ----

Jude T. Driscoll
----------------------------              Chairman/Chief Executive Officer                            March 30, 2005
Jude T. Driscoll                          (Principal Executive Officer) and Trustee


Thomas L. Bennett*                        Trustee                                                     March 30, 2005
----------------------------
Thomas L. Bennett


John H. Durham*                           Trustee                                                     March 30, 2005
----------------------------
John H. Durham


John A. Fry*                              Trustee                                                     March 30, 2005
----------------------------
John A. Fry


Anthony D, Knerr*                         Trustee                                                     March 30, 2005
----------------------------
Anthony D. Knerr


Lucinda S. Landreth*                      Trustee                                                     March 30, 2005
----------------------------
Lucinda S. Landreth


Ann R. Leven*                             Trustee                                                     March 30, 2005
----------------------------
Ann R. Leven


Thomas F. Madison*                        Trustee                                                     March 30, 2005
----------------------------
Thomas F. Madison


Janet L. Yeomans*                         Trustee                                                     March 30, 2005
----------------------------
Janet L. Yeomans


J. Richard Zecher*                        Trustee                                                     March 30, 2005
----------------------------
J. Richard Zecher


Michael P. Bishof*                        Senior Vice President/Chief Financial Officer               March 30, 2005
----------------------------              (Principal Accounting Officer)
Michael P. Bishof

                                                    * By:    Jude T. Driscoll
                                                         -------------------------------
                                                                 Jude T. Driscoll
                                                             as Attorney-in-Fact for
                                                          each of the persons indicated


                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549










                                    Exhibits

                                       to

                                    Form N-1A













             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                INDEX TO EXHIBITS


Exhibit No.      Exhibit
-----------      -------

EX-99.(j)        Consent and Report of Auditors

EX-99.(q)        Trustees' Power of Attorney (March 2005)